     As filed with the Securities and Exchange Commission on June 29, 2005
                                             Securities Act File No. 333-124820
                                      Investment Company Act File No. 811-06538

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                       [x] PRE-EFFECTIVE AMENDMENT NO. 1
                       [ ] POST-EFFECTIVE AMENDMENT NO.

                        (CHECK APPROPRIATE BOX OR BOXES)

            VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                                 (800) 341-2929
                        (AREA CODE AND TELEPHONE NUMBER)

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                              AMY R. DOBERMAN, ESQ.
                                MANAGING DIRECTOR
                           VAN KAMPEN INVESTMENTS INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPIES TO:

                              WAYNE W. WHALEN, ESQ.
                             CHARLES B. TAYLOR, ESQ.
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                              333 WEST WACKER DRIVE
                             CHICAGO, ILLINOIS 60606
                                 (312) 407-0700


================================================================================

Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement is declared effective.


===================================================================================================================================
                               CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
-----------------------------------------------------------------------------------------------------------------------------------
          TITLE OF SECURITIES                 AMOUNT BEING       PROPOSED MAXIMUM          PROPOSED MAXIMUM         AMOUNT OF
           BEING REGISTERED                    REGISTERED       OFFERING PRICE PER        AGGREGATE OFFERING     REGISTRATION FEE
                                                                       UNIT                      PRICE
------------------------------------------ ----------------- ------------------------- ------------------------ -------------------
Common Shares ($0.01 par value)                7,221,173     $               15.11 (1) $      109,111,926       $     12,842    (2)
------------------------------------------ ----------------- ------------------------- ------------------------ -------------------
Auction Preferred Shares ($0.01 par value)         2,000                    25,000     $       50,000,000       $      5,885    (2)
------------------------------------------ ----------------- ------------------------- ------------------------ -------------------




 (1) Average of high and low reported price for common shares on June 24, 2005.


 (2) Includes registration fee of $117.70 previously paid in connection with the initial filing of the Registration Statement.

         The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                EXPLANATORY NOTE

This Registration Statement is organized as follows:

o Questions and Answers to Shareholders of Van Kampen Florida Quality Municipal Trust and Van Kampen Trust for Investment Grade Florida Municipals

o Notice of Special Meeting of Shareholders of Van Kampen Florida Quality Municipal Trust and Van Kampen Trust for Investment Grade Florida Municipals

o Joint Proxy Statement/Prospectus of Van Kampen Florida Quality Municipal Trust and Van Kampen Trust for Investment Grade Florida Municipals

o Statement of Additional Information regarding the Reorganization of Van Kampen Florida Quality Municipal Trust into Van Kampen Trust for Investment Grade Florida Municipals

o  Part C Information

o  Exhibits

                                --  JUNE 2005  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     TO SHAREHOLDERS OF VAN KAMPEN FLORIDA
                            QUALITY MUNICIPAL TRUST
                                      AND
                                VAN KAMPEN TRUST
                    FOR INVESTMENT GRADE FLORIDA MUNICIPALS
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

---------------------------------------
    Although we recommend that you read the complete Joint Proxy Statement/ Prospectus, we have provided for your convenience a brief overview of the issues to be voted on.
---------------------------------------
Q      WHY IS A SHAREHOLDER
       MEETING BEING HELD?
A      Shareholders of
Van Kampen Florida Quality Municipal Trust: You are being asked to vote on a reorganization (the "Reorganization") of Van Kampen Florida Quality Municipal Trust (the "Target Fund") into Van Kampen Trust for Investment Grade Florida Municipals (the "Acquiring Fund"), a closed-end investment company that pursues the same investment objective and has similar investment policies as the Target Fund.

Shareholders of Van Kampen Trust for Investment Grade Florida Municipals: You are being asked to vote on the issuance of common shares of beneficial interest by the Acquiring Fund in connection with the Reorganization.
Q      WHY IS THE
       REORGANIZATION BEING RECOMMENDED?
A      The Board of Trustees of
each Fund has determined that the Reorganization will benefit common shareholders of the Target Fund and the Acquiring Fund. The Target Fund and the Acquiring Fund are similar. Each Fund seeks to provide common shareholders with a high level of current income exempt from federal income taxes, consistent with preservation of capital. Each Fund also seeks to offer its shareholders the opportunity to own securities exempt from Florida intangible personal property taxes. Each Fund invests primarily in investment grade Florida municipal securities. Each Fund is managed by the same investment advisory personnel. After the Reorganization, it is anticipated that common shareholders of each Fund will experience a reduced annual operating expense ratio, as certain fixed administrative costs will be spread across the combined fund's larger asset base. It is not anticipated that the Reorganization will directly benefit holders of preferred shares of the Funds; however, it is anticipated that preferred shareholders will not be adversely affected by the Reorganization, and none of the expenses of the Reorganization will be borne by preferred shareholders.
Q      HOW WILL THE
       REORGANIZATION AFFECT ME?
A      Assuming shareholders of
the Target Fund approve the Reorganization and shareholders of the Acquiring Fund approve the issuance of common shares of beneficial interest by that Fund, the assets and liabilities of the Target Fund will be combined with those of the Acquiring Fund and the Target Fund will dissolve.


Shareholders of the Target Fund: You will become a shareholder of the Acquiring Fund. If you are a holder of common shares of the Target Fund, you will receive newly-issued common shares of the Acquiring Fund, and if you are a holder of preferred shares of the Target Fund, you will receive newly-issued preferred shares of the Acquiring Fund. The aggregate net asset value of the common shares you receive in the Reorganization will equal the aggregate net asset value of the common shares you own immediately prior to the Reorganization less the costs of the Reorganization (though you may receive cash for fractional shares). The aggregate liquidation preference of the preferred shares you receive in the Reorganization will equal the aggregate liquidation preference of the preferred shares you own immediately prior to the Reorganization.


Shareholders of the Acquiring Fund: You will remain a shareholder of the Acquiring Fund.
Q      WILL I HAVE TO PAY ANY
       SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATION?

A      You will pay no sales loads
or commissions in connection with the Reorganization. However, if the Reorganization is completed, the costs associated with the Reorganization, including the costs associated with the shareholder meeting, will be borne by the common shareholders of the Target Fund and the Acquiring Fund in proportion to their projected annual expense savings as a result of the Reorganization.

Q      WILL I HAVE TO PAY ANY
       FEDERAL TAXES AS A RESULT OF THE REORGANIZATION?

A      The Reorganization is
intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, a shareholder of the Target Fund will recognize no gain or loss upon the receipt of shares of the Acquiring Fund in connection with the Reorganization. Additionally, the Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and liabilities in exchange for the shares of the Acquiring Fund or as a result of its dissolution. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss in connection with the Reorganization.

Q      WHY IS THE VOTE OF
       COMMON SHAREHOLDERS OF THE ACQUIRING FUND BEING SOLICITED?
A      Although the Acquiring
Fund will continue its legal existence and operations after the Reorganization, the rules of the New York Stock Exchange and the Chicago Stock Exchange, on which the Acquiring Fund's common shares are listed, require the common shareholders of the Acquiring Fund to approve the issuance of additional common shares of beneficial interest by the Acquiring Fund in connection with the Reorganization. If the issuance of additional common shares of the Acquiring Fund is not approved, the Reorganization will not occur.

Q      HOW DOES THE BOARD OF
       TRUSTEES OF MY FUND SUGGEST I VOTE?

A      After careful consideration,
the Board of Trustees of each Fund recommends that you vote "FOR" each of the items proposed.

Q      HOW DO I VOTE MY PROXY?
A      You may cast your vote by
mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote via phone or internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus. To vote by phone or internet, you will need the "control number" that appears on the proxy card.
Q      WHOM DO I CONTACT FOR
       FURTHER INFORMATION?
A      You can contact your
financial adviser for further information. You may also call Van Kampen's Client Relations Department at (800) 341-2929 (Telecommunication Device for the Deaf users may call (800) 421-2833) or visit our web site at www.vankampen.com where you can send us an e-mail message by selecting "Contact Us."

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

SHAREHOLDERS OF VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST: APPROVAL OF REORGANIZATION - mark "For," "Against" or "Abstain."

COMMON SHAREHOLDERS OF VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS:
APPROVAL OF ISSUANCE OF COMMON SHARES - mark "For," "Against" or "Abstain."

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.


[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE

                                VAN KAMPEN XXXXX
                     JOINT SPECIAL MEETING OF SHAREHOLDERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX


                          FOR    AGAINST    ABSTAIN
1.   The proposal to      [ ]      [ ]        [ ]      3. To transact such other business as may
     approve the                                          properly come before the meeting or any
     Reorganization.                                      adjournment thereof.
2.   The proposal to approve the issuance of Common Shares.


     FOR    AGAINST    ABSTAIN
     [ ]      [ ]        [ ]
     ------------------------------------------------------------

Please be sure to sign and date this Proxy, Date

Shareholder sign here       Co-owner sign here

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                   SAMPLE

                   VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST
                                      AND
                     VAN KAMPEN TRUST FOR INVESTMENT GRADE
                               FLORIDA MUNICIPALS
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 341-2929

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 12, 2005

  Notice is hereby given that a joint special meeting of shareholders (the "Special Meeting") of Van Kampen Florida Quality Municipal Trust (the "Target Fund") and Van Kampen Trust for Investment Grade Florida Municipals (the "Acquiring Fund") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on August 12, 2005 at 10:30 a.m. for the following purposes:

For shareholders of the Target Fund:

    1. To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") between the Target Fund and Acquiring Fund, the termination of the Target Fund's registration under the Investment Company Act of 1940, as amended, and the dissolution of the Target Fund under applicable state law;

For common shareholders of the Acquiring Fund:

    2. To approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganization Agreement; and

For shareholders of both funds:

    3. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

  Shareholders of record as of the close of business on June 13, 2005 are entitled to vote at the Special Meeting or any adjournment thereof.

  THE BOARD OF TRUSTEES OF EACH FUND REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

  THE BOARD OF TRUSTEES OF THE TARGET FUND RECOMMENDS THAT YOU CAST YOUR VOTE:

    - FOR THE REORGANIZATION OF THE TARGET FUND PURSUANT TO THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS.

  THE BOARD OF TRUSTEES OF THE ACQUIRING FUND RECOMMENDS THAT YOU CAST YOUR
VOTE:

    - FOR THE ISSUANCE OF ADDITIONAL COMMON SHARES OF THE ACQUIRING FUND IN CONNECTION WITH THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD PROMPTLY OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

                                 For the Board of Trustees,

                                 Lou Anne McInnis
                                 Assistant Secretary
                                 Van Kampen Florida Quality Municipal Trust
                                 Van Kampen Trust for Investment Grade
                                   Florida Municipals

June 30, 2005

                               ------------------

                            YOUR VOTE IS IMPORTANT.
               PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE
ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA
                THE INTERNET NO MATTER HOW MANY SHARES YOU OWN.

     THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROXY STATEMENT/PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                   SUBJECT TO COMPLETION, DATED JUNE 29, 2005


                        JOINT PROXY STATEMENT/PROSPECTUS

                   VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST
                                      AND
                     VAN KAMPEN TRUST FOR INVESTMENT GRADE
                               FLORIDA MUNICIPALS
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 341-2929

                     JOINT SPECIAL MEETING OF SHAREHOLDERS

                                AUGUST 12, 2005


  This Joint Proxy Statement/Prospectus is furnished to you as a shareholder of Van Kampen Florida Quality Municipal Trust (the "Target Fund") and/or Van Kampen Trust for Investment Grade Florida Municipals (the "Acquiring Fund"). A joint special meeting of shareholders of the funds (the "Special Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on August 12, 2005 at 10:30 a.m. to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. If you are unable to attend the Special Meeting or any adjournment thereof, the Board of Trustees of each fund requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is July 6, 2005.


  The purposes of the Special Meeting are:

  For shareholders of the Target Fund:

    1. To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") between the Target Fund and the Acquiring Fund, the termination of the Target Fund's registration under the Investment Company Act of 1940, as amended, (the "1940 Act") and the dissolution of the Target Fund under applicable state law;

  For common shareholders of the Acquiring Fund:

    2. To approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganization Agreement; and

  For shareholders of both funds:


    3. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.


  The Reorganization Agreement that you are being asked to consider involves a transaction that will be referred to in this Joint Proxy Statement/Prospectus as the "Reorganization." The Reorganization seeks to combine two similar funds to achieve certain economies of scale and other operational efficiencies. Each fund pursues the same investment objective to seek to provide common shareholders with a high level of current income exempt from federal income taxes, consistent with preservation of capital. Each fund also seeks to offer its shareholders the opportunity to own securities exempt from Florida intangible personal property taxes. Each fund invests primarily in investment grade Florida municipal securities. The Target Fund and the Acquiring Fund are sometimes referred to herein each as a "Fund" and collectively as the "Funds."



  In the Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly issued common shares of beneficial interest of the Acquiring Fund, par value $0.01 per share ("Acquiring Fund Common Shares") and newly-issued auction preferred shares of the Acquiring Fund with a par value of $0.01 per share and a liquidation preference of $25,000 per share ("Acquiring Fund APS"). The Target Fund will distribute Acquiring Fund Common Shares to holders of common shares of the Target Fund ("Target Fund Common Shares") and Acquiring Fund APS to holders of auction preferred shares of the Target Fund ("Target Fund APS") (the Target Fund Common Shares and Acquiring Fund Common Shares are sometimes referred to herein as "Common Shares" and the Target Fund APS and the Acquiring Fund APS are sometimes referred to herein collectively as "Preferred Shares" or as "APS"), and will then terminate its registration under the 1940 Act, and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value of Target Fund Common Shares held immediately prior to the Reorganization less the costs of the Reorganization (though common shareholders may receive cash for their fractional shares). The aggregate liquidation preference of the Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference of the Target Fund APS held immediately prior to the Reorganization. The Acquiring Fund will continue to operate after the Reorganization as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.


  In connection with the Reorganization, common shareholders of the Acquiring Fund are being asked to approve the issuance of additional Acquiring Fund Common Shares.

  The Board of Trustees of each Fund has determined that including both proposals in one Joint Proxy Statement/Prospectus will reduce costs and is in the best interests of each Fund's shareholders.


  In the event that Target Fund shareholders do not approve the Reorganization or Acquiring Fund common shareholders do not approve the issuance of Acquiring Fund Common Shares, the Target Fund will continue to exist and the Board of Trustees of the Target Fund (the "Target Fund Board") will consider what additional action, if any, to take.



  This Joint Proxy Statement/Prospectus sets forth concisely the information shareholders of the Funds should know before voting on the proposals and constitutes an offering of Acquiring Fund Common Shares and Acquiring Fund APS. Please read it carefully and retain it for future reference. A Statement of Additional Information, dated June 30, 2005, relating to this Joint Proxy Statement/Prospectus (the "Reorganization Statement of Additional Information") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. If you wish to request the Reorganization Statement of Additional Information, please ask for the "Reorganization Statement of Additional Information." Copies of each Fund's most recent annual report and semi-annual report can be obtained on a web site maintained by Van Kampen Investments Inc. at www.vankampen.com. In addition, each Fund will furnish, without charge, a copy of the Reorganization Statement of Additional Information, its most recent annual report and any more recent semi-annual report to any shareholder upon request. Any such request should be directed to the Van Kampen Client Relations Department by calling (800) 341-2929 (TDD users may call (800) 421-2833) or by writing to the respective Fund at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. The address of the principal executive offices of the Funds is 1221 Avenue of the Americas, New York, New York 10020, and the telephone number is (800) 341-2929.


  The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, file reports, proxy statements, proxy material and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549 or downloaded from the SEC's web site at www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC, 20549-0102.

  The Acquiring Fund Common Shares are listed on the New York Stock Exchange (the "NYSE") and the Chicago Stock Exchange (the "CHX") under the ticker symbol "VTF" and will continue to be so listed subsequent to the Reorganization. The Target Fund Common Shares are listed on the NYSE and the CHX under the ticker symbol "VFM." Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

  This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund Common Shares and the Acquiring Fund APS in the Reorganization. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

  The Board of Trustees of each Fund knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                             ---------------------

  THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


  The date of this Joint Proxy Statement/Prospectus is June 30, 2005.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
SUMMARY.....................................................    7
PROPOSAL 1: REORGANIZATION OF THE TARGET FUND...............   14
RISK FACTORS AND SPECIAL CONSIDERATIONS.....................   15
  Market Risk...............................................   15
  Interest Rate Risk........................................   15
  Credit Risk...............................................   15
  Income Risk...............................................   16
  Call Risk.................................................   16
  Non-Diversification Risk..................................   16
  Florida Municipal Securities Risk.........................   16
  Risks of Using Strategic Transactions.....................   17
  Manager Risk..............................................   17
  Market Discount Risk......................................   17
  Leverage Risk.............................................   18
  Anti-Takeover Provisions..................................   19
  Special Risks Related to Preferred Shares.................   19
COMPARISON OF THE FUNDS.....................................   20
  Investment Objective and Policies.........................   20
  Other Investment Practices and Policies...................   25
  Investment Restrictions...................................   28
  Management of the Funds...................................   30
  Other Service Providers...................................   33
  Capitalization............................................   33
  Additional Information about Common Shares of the Funds...   35
  Additional Information about Preferred Shares of the
    Funds...................................................   38
  Governing Law.............................................   42
  Certain Provisions of the Declarations of Trust...........   43
  Conversion to Open-End Fund...............................   44
  Voting Rights.............................................   45
  Financial Highlights......................................   46
INFORMATION ABOUT THE REORGANIZATION........................   48
  General...................................................   48
  Terms of the Reorganization Agreement.....................   50

                                                              PAGE
                                                              ----
  Material U.S. Federal Income Tax Consequences of the
    Reorganization..........................................   51
  Shareholder Approval......................................   53
PROPOSAL 2: ISSUANCE OF ADDITIONAL ACQUIRING FUND COMMON
  SHARES....................................................   54
  Shareholder Approval......................................   54
OTHER INFORMATION...........................................   55
  Voting Information and Requirements.......................   55
  Shareholder Information...................................   57
  Section 16(a) Beneficial Ownership Reporting Compliance...   57
  Shareholder Proposals.....................................   57
  Solicitation of Proxies...................................   57
  Legal Matters.............................................   58
  Other Matters to Come Before the Meeting..................   58
EXHIBIT I: DESCRIPTION OF SECURITIES RATINGS................  I-1

 ------------------------------------------------------------------------------
                                    SUMMARY
 ------------------------------------------------------------------------------

  The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy
Statement/Prospectus and in the Reorganization Statement of Additional Information. Shareholders should read the entire Joint Proxy
Statement/Prospectus carefully.

PROPOSAL 1: REORGANIZATION OF THE TARGET FUND

  THE PROPOSED REORGANIZATION. The Board of Trustees of each Fund, including the trustees who are not "interested persons," as defined in the 1940 Act, of each Fund, has unanimously approved the Reorganization Agreement. If the shareholders of the Target Fund approve the Reorganization Agreement and the common shareholders of the Acquiring Fund approve the issuance of additional Acquiring Fund Common Shares (see "Proposal 2: Issuance of Additional Acquiring Fund Common Shares"). Acquiring Fund Common Shares and Acquiring Fund APS will be issued to holders of Target Fund Common Shares and Target Fund APS, respectively, in exchange for substantially all of the assets of the Target Fund and the assumption of substantially all of the liabilities of the Target Fund. The Target Fund will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value of Target Fund Common Shares held immediately prior to the Reorganization, less the costs of the Reorganization (though holders of Target Fund Common Shares may receive cash for their fractional shares). The aggregate liquidation preference of Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference of Target Fund APS held immediately prior to the Reorganization.


  BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION. The Reorganization seeks to combine two similar Funds to achieve certain economies of scale and other operational efficiencies. Each Fund is registered as a non-diversified, closed-end management investment company under the 1940 Act. Each Fund invests primarily in investment grade Florida municipal securities. The investment objective of each Fund is to seek to provide common shareholders with a high level of current income exempt from federal income taxes, consistent with preservation of capital. Each Fund also seeks to offer its shareholders the opportunity to own securities exempt from Florida intangible personal property taxes. Each Fund intends to achieve its objective primarily by investing in a portfolio of Florida municipal securities which such Fund's investment adviser believes does not involve undue risk to income or principal. Under normal market conditions, each Fund will invest substantially all of its total assets in Florida municipal securities rated investment grade at the time of investment. Each Fund may invest in Florida municipal securities subject to the alternative minimum tax provisions of federal tax law. The Funds are managed by the same investment advisory personnel.


  The proposed Reorganization will combine the assets of these similar funds by reorganizing the Target Fund into the Acquiring Fund. The Target Fund Board, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit holders of Target Fund Common Shares. The Board of Trustees of the Acquiring Fund (the "Acquiring Fund Board"), based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit holders of Acquiring Fund Common Shares. The Board of Trustees of each Fund believes, based on data presented by Van Kampen Asset Management, investment adviser to each of the Funds (the "Adviser"), that holders of common shares of each Fund will experience a reduced annual operating expense ratio as a result of the Reorganization. The combined fund resulting from the Reorganization will have a larger asset base than either of the Funds has currently; certain fixed administrative costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common shareholders of the combined fund.


  The table below illustrates the anticipated reduction in operating expenses expected as a result of the Reorganization. The table sets forth (i) the fees, expenses and distributions to preferred shareholders paid by the Target Fund for the 12-month period ended October 31, 2004, (ii) the fees, expenses and distributions to preferred shareholders paid by the Acquiring Fund for the 12-month period ended October 31, 2004 and (iii) the pro forma fees, expenses and distributions to preferred shareholders for the Acquiring Fund for the 12-month period ended October 31, 2004, assuming the Reorganization had been completed at the beginning of such period. As shown below, the Reorganization is expected to result in decreased total annual expenses for shareholders of each Fund (although such savings will not be immediately realized (see footnote (c) to the table)). The increase in "Distributions on Preferred Shares" from the actual to the pro forma column for Van Kampen Florida Quality Municipal Trust is due primarily to changes in the expected preferred share leverage ratio of the combined fund (see footnote (e) to the table).

FEE, EXPENSE AND DISTRIBUTIONS ON PREFERRED SHARES TABLE FOR COMMON SHAREHOLDERS
                                  OF THE FUNDS
                             AS OF OCTOBER 31, 2004

                                               ACTUAL                        PRO FORMA
                               --------------------------------------   --------------------
                                 VAN KAMPEN        VAN KAMPEN TRUST       VAN KAMPEN TRUST
                               FLORIDA QUALITY   FOR INVESTMENT GRADE   FOR INVESTMENT GRADE
                               MUNICIPAL TRUST    FLORIDA MUNICIPALS     FLORIDA MUNICIPALS
                               ---------------   --------------------   --------------------
Common Shareholder
  Transaction Expenses(a):
  Maximum Sales Load (as a
    percentage of offering
    price)(b)(c)..............      None                 None                   None
  Dividend Reinvestment Plan
    Fees......................      None                 None                   None
Annual Expenses (as a
  percentage of net assets
  attributable to Common
  Shares):
  Investment Advisory
    Fees(d)...................      0.80%                0.87%                  0.84%
  Interest Payments on
    Borrowed Funds............      0.00%                0.00%                  0.00%
  Other Expenses..............      0.35%                0.43%                  0.28%
                                    ----                 ----                   ----
    Total Annual
      Expenses(d).............      1.15%                1.30%                  1.12%
                                    ----                 ----                   ----
Distributions
  Distributions on Preferred
    Shares(e).................      0.56%                0.70%                  0.63%
                                    ----                 ----                   ----
    Total Annual Expenses and
      Distributions on
      Preferred Shares........      1.71%                2.00%                  1.75%
                                    ----                 ----                   ----

---------------

(a)No expense information is presented with respect to Preferred Shares because holders of Preferred Shares do not bear any transaction or operating expenses of either Fund and will not bear any of the Reorganization expenses or any transaction or operating expenses of the combined fund.

(b)Common Shares purchased in the secondary market may be subject to brokerage commissions or other charges. No sales load will be charged on the issuance of common shares in the Reorganization. Common Shares are not available for purchase from the Funds but may be purchased through a broker-dealer subject to individually negotiated commission rates.

(c)In connection with the Reorganization, there are certain other transaction expenses which include, but are not limited to: all costs related to the preparation, printing and distributing of this Joint Proxy Statement/Prospectus to shareholders; costs related to preparation and distribution of materials distributed to each Fund's Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and registration statement on Form N-14; SEC and state securities commission filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. In accordance with applicable SEC rules, the Board of Trustees of each Fund reviewed the fees and expenses that will be borne directly or indirectly by the Funds in connection with the Reorganization. After considering various alternatives for allocating these costs, the Board of Trustees of each Fund agreed that, in the event the Reorganization is approved and completed, the expenses of the Reorganization will be shared by the Target Fund and the Acquiring Fund in proportion to their projected annual expense savings as a result of the Reorganization. The table below summarizes each Fund's net assets (common shares only) at October 31, 2004, projected annual expense savings to the Funds as a result of the Reorganization, allocation of Reorganization expenses between the Funds in dollars and percentages, an estimated pay-back period (in years) and the resulting effect on each Fund's net asset value per common share at October 31, 2004. The Acquiring Fund will benefit more from projected annual expense savings of the Reorganization than the Target Fund. The projected annual expense savings are generally not expected to be immediately realized. If a shareholder sells his or her common shares prior to the estimated pay-back period, then that shareholder may not realize any of the projected expense savings resulting from the reduced expense ratio of the combined fund. The net asset value per common share of each Fund will be reduced at the closing date of the Reorganization to reflect the allocation of Reorganization expenses to each Fund. The reduction in net asset value per common share resulting from the allocation of Reorganization expenses, when compared to the relative net asset sizes of the Funds involved in the Reorganization, will be greater in the Acquiring Fund than the Target Fund. In the event the Reorganization is not completed, the Adviser will bear the costs associated with the Reorganization. The numbers presented in the table are estimates; actual results may differ.



                                                                                           REDUCTION TO
                                          PROJECTED                           ESTIMATED     NET ASSET
                            NET ASSETS     ANNUAL        REORGANIZATION        PAYBACK      VALUE PER
                             (COMMON       EXPENSE    EXPENSE ALLOCATION IN     PERIOD        COMMON
    FUND                   SHARES ONLY)    SAVINGS     DOLLARS/PERCENTAGE     (IN YEARS)      SHARE
    ----                   ------------   ---------   ---------------------   ----------   ------------
    VFM..................  $110,060,500   $ 33,018        $  46,560/16%          1.41         <$0.01
    VTF..................    96,656,797    173,982          244,440/84%          1.40           0.04
      Total Expenses.....                                  291,000/100%



(d) Expense information has been restated to reflect permanent reductions made to administrative fees for both Funds effective as of June 1, 2004 and permanent reductions made to management fees for both Funds effective as of November 1, 2004. If assets attributable to Preferred Shares were included, the investment advisory fee would be 0.55% for each Fund and for the Acquiring Fund on a pro forma basis.


(e) In seeking to enhance the income for its common shareholders, each of the Funds uses preferred shares as financial leverage. Leverage created by borrowing or other forms of indebtedness would create interest expenses which would, if used by the Funds, be charged to common shareholders (shown above as "Interest Payments on Borrowed Funds"). Leverage created by preferred shares creates dividend payments and/or capital gains distributions to preferred shareholders which are charged to common shareholders (shown above as "Distributions on Preferred Shares"). The dividend rates are based on periodic auctions as described herein and thus will differ based on varying market conditions at the times of such auctions. As of October 31, 2004, VTF had an outstanding preferred share leverage ratio (i.e., the liquidation preference of preferred shares relative to total assets of such Fund) of approximately 37% and VFM had an outstanding preferred share leverage ratio of approximately 31%. Assuming the Reorganization was completed as of October 31, 2004, the combined fund on a pro forma basis would have had a preferred share leverage ratio of approximately 34%. Because the line "Distributions on Preferred Shares" shows preferred share distributions as a percentage of net assets attributable to common shares, the amount shown is affected not only by the applicable preferred share dividend rates and capital gain distribution rates but also by the applicable preferred share leverage ratio of each Fund. Funds with higher preferred share leverage ratios, all other things equal, would have higher "Distributions on Preferred Shares" than funds with lower leverage ratios; and, if the leverage is producing its intended results (i.e., providing more income for common shareholders than its costs), funds with higher preferred share leverage ratios, all other things equal, would have higher distributions on common shares than funds with lower leverage ratios. Thus, the increase in "Distributions on Preferred Shares" for VFM from the actual to the pro forma column is due primarily to changes in the expected leverage ratio of the combined fund. The proposed Reorganization is intended to combine the Funds with their existing capital structures, which will result in a weighted combined leverage ratio that each Fund's Board and management believe is within an appropriate range under current market conditions; the combined fund may consider changes to its leverage ratio based on varying market conditions in the future.


  EXAMPLE. The following example is intended to help you compare the costs of investing in the Acquiring Fund pro forma after the Reorganization, with the costs of investing in the Target Fund and the Acquiring Fund without the Reorganization. An investor would pay the following expenses on a $1,000 investment, assuming (1) the operating expense ratio for each Fund (as a percentage of net assets attributable to Common Shares) set forth in the table above and (2) a 5% annual return throughout the period:

                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                           ------    -------    -------    --------
Van Kampen Florida Quality Municipal
  Trust................................     $12        $37        $63        $140
Van Kampen Trust for Investment Grade
  Florida Municipals...................     $13        $41        $71        $157
Pro Forma--Van Kampen Trust for
  Investment Grade Florida
  Municipals...........................     $11        $36        $62        $136

  The example set forth above assumes the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example.



  FURTHER INFORMATION REGARDING THE REORGANIZATION. The Target Fund Board has determined that the Reorganization is in the best interests of holders of Target Fund Common Shares and that the interests of such shareholders will not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Acquiring Fund has determined that the Reorganization is in the best interests of holders of Acquiring Fund Common Shares and that the interests of such shareholders will not be diluted as a result of the Reorganization. It is not anticipated that the Reorganization will directly benefit the holders of Preferred Shares of either Fund; however, the Reorganization will not adversely affect the holders of Preferred Shares of either Fund and the expenses of the Reorganization will not be borne by the holders of Preferred Shares of either Fund. As a result of the Reorganization, however, a shareholder of either Fund will hold a reduced percentage of ownership in the larger combined fund than he or she did in either of the separate Funds.



  The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"). If the Reorganization so qualifies, in general, a shareholder of the Target Fund will recognize no gain or loss upon the receipt of shares of the Acquiring Fund in connection with the Reorganization. Additionally, the Target Fund will recognize no gain or loss as a result of the transfer of all of its assets and liabilities in exchange for the shares of the Acquiring Fund or as a result of its dissolution. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss in connection with the Reorganization.



  The Target Fund Board requests that shareholders of the Target Fund approve the proposed Reorganization at the Special Meeting to be held on August 12, 2005. Shareholder approval of the Reorganization requires the affirmative vote of shareholders of the Target Fund representing more than 50% of the outstanding Target Fund Common Shares and Target Fund APS entitled to vote, each voting separately as a class. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganization, it is expected that the closing date of the transaction (the "Closing Date") will be after the close of business on or about August 26, 2005, but it may be at a different time as described herein.


  The Target Fund Board recommends that you vote "FOR" the proposed Reorganization.

PROPOSAL 2: ISSUANCE OF ACQUIRING FUND COMMON SHARES

  In connection with the proposed Reorganization described under "Proposal 1:
Reorganization of the Target Fund," the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such shares on the NYSE and CHX. The Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for the newly-issued Acquiring Fund Common Shares and newly-issued Acquiring Fund APS. The Reorganization will result in no reduction of net asset value of the Acquiring Fund Common Shares, other than the costs of the Reorganization. No gain or loss will be recognized by the Acquiring Fund or its shareholders in connection with the Reorganization. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit holders of Acquiring Fund Common Shares. In particular, the Acquiring Fund Board believes, based on data presented by the Adviser, that the Acquiring Fund will experience a reduced annual operating expense ratio as a result of the Reorganization.

  The Acquiring Fund Board requests that shareholders of the Acquiring Fund approve the issuance of additional Acquiring Fund Common Shares at the Special Meeting to be held on August 12, 2005. Shareholder approval of the issuance of additional Acquiring Fund Common Shares requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represents more than 50% in interest of all securities entitled to vote on the proposal. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganization, it is expected that the Closing Date will be after the close of business on or about August 26, 2005, but it may be at a different time as described herein.

  The Acquiring Fund Board recommends that you vote "FOR" the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization.

 ------------------------------------------------------------------------------
                 PROPOSAL 1: REORGANIZATION OF THE TARGET FUND
 ------------------------------------------------------------------------------

  The Reorganization seeks to combine two similar Funds to achieve certain economies of scale and other operational efficiencies. Each Fund is registered as a non-diversified, closed-end management investment company under the 1940 Act. Each Fund pursues the same investment objective to seek to provide common shareholders with a high level of current income exempt from federal income taxes, consistent with preservation of capital. Each Fund also seeks to offer its shareholders the opportunity to own securities exempt from Florida intangible personal property taxes. Each Fund invests primarily in investment grade Florida municipal securities. The Funds are managed by the same investment advisory personnel.


  In the Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of Acquiring Fund Common Shares and Acquiring Fund APS. The Target Fund will distribute Acquiring Fund Common Shares to holders of Target Fund Common Shares and Acquiring Fund APS to holders of Target Fund APS, and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value of the Target Fund Common Shares held immediately prior to the Reorganization less the costs of the Reorganization (though holders of Target Fund Common Shares may receive cash for their fractional shares). The aggregate liquidation preference of Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference of Target Fund APS held immediately prior to the Reorganization. The Acquiring Fund will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.



  The Target Fund Board, based upon its evaluation of all relevant information, anticipates that the common shareholders of the Target Fund will benefit from the Reorganization. In particular, the Target Fund Board believes, based on data presented by the Adviser, that common shareholders of the Target Fund will experience a reduced annual operating expense ratio as a result of the Reorganization. The combined fund resulting from the Reorganization will have a larger asset base than either Fund has currently; certain fixed administrative costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common shareholders of the combined fund.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

  Because each Fund, under normal market conditions, invests substantially all of its assets in investment grade Florida municipal securities, any risks inherent in such investments are equally applicable to both Funds and will apply to the combined fund after the Reorganization. The Reorganization itself is not expected to adversely affect the rights of holders of Common Shares or Preferred Shares of either Fund or to create additional risks.

MARKET RISK

  Market risk is the possibility that the market values of securities owned by each Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Market risk is often greater among certain types of debt securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Funds to greater market risk than a fund that does not own these types of securities. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Funds' outstanding commitments for these securities, the greater the Funds' exposure to market price fluctuations.

INTEREST RATE RISK

  Interest rate risk is the risk that prices of municipal securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities.


CREDIT RISK



  Credit risk refers to an issuer's ability to make timely payments of interest and principal. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Each Fund invests substantially all of its total assets in municipal securities rated investment grade at the time of investment. However, to the extent that a Fund may hold securities rated below investment grade, it may be subject to a higher level of credit risk than a fund that holds solely investment grade securities. Securities rated BBB by Standard & Poor's ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. The credit quality of non-investment grade securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. A Fund may incur higher expenditures to protect its interests in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.


INCOME RISK


  The income shareholders receive from a Fund is based primarily on interest rates of securities in that Fund's portfolio, which can vary widely over the short- and long-term. If interest rates drop, your income from such Fund may drop as well.


CALL RISK

  If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Funds in securities bearing the new, lower interest rates, resulting in a possible decline in the Funds' income and distributions to shareholders.


NON-DIVERSIFICATION RISKS



  Each Fund is classified as a non-diversified fund, which means each Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. As a result, each Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of such Fund's shares.


FLORIDA MUNICIPAL SECURITIES RISK

  Since each Fund, under normal market conditions, invests substantially all of its assets in investment grade Florida municipal securities, each Fund is more exposed to risks affecting issuers of Florida municipal securities than is a municipal bond fund that invests more widely. Many different social, environmental and economic factors may affect the financial condition of Florida and its political subdivisions. The yields of Florida municipal securities may move differently and adversely compared to the yields of overall debt securities markets. Although the interest received from Florida municipal securities generally is exempt from regular federal income tax and Florida intangible personal property tax, each Fund may invest an unlimited portion of its assets in Florida municipal securities that pay interest that is subject to the federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption generally applicable to interest received on municipal securities or otherwise adversely affect the current federal or state tax status of Florida municipal securities.

RISKS OF USING STRATEGIC TRANSACTIONS

  Each Fund may engage in certain transactions ("Strategic Transactions") designed to, among other things, reduce its exposure to interest rate movements. For example, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures and other financial instruments, purchase and sell financial futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. If a Fund incorrectly forecasts market values, interest rates or other factors, that Fund's performance could suffer as a result of its Strategic Transactions. Each Fund also may suffer a loss if the other party to the Strategic Transaction fails to meet its obligations. The Funds are not required to use Strategic Transactions and may choose not to do so.

MANAGER RISK

  As with any managed fund, the investment adviser to each Fund may not be successful in selecting the best-performing securities or investment techniques, and a Fund's performance may lag behind that of similar funds.

MARKET DISCOUNT RISK

  Whether investors will realize gains or losses upon the sale of shares of a Fund will depend upon the market price of the shares at the time of original purchase and subsequent sale, which may be less or more than such Fund's net asset value per share. Since the market price of the shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Funds, the Funds cannot predict whether shares of the Funds will trade at, below or above net asset value. Shares of closed-end funds often trade at a discount to their net asset values, and the Funds' shares may trade at such a discount.


  In order to reduce or eliminate a market value discount from net asset value, the Board of Trustees of a Fund may, subject to the terms of its Preferred Shares, authorize such Fund from time to time to repurchase its Common Shares in the open market or to tender for its Common Shares at net asset value. The Board of Trustees of a Fund, in consultation with the Adviser, will review on a quarterly basis the possibility of open-market repurchases and/or tender offers for such Fund's Common Shares. Subject to its borrowing restrictions, a Fund may incur debt to finance such repurchases, which entails risks. The ability of a Fund to enter into tender offers and the Common Share repurchases may be limited by the 1940 Act asset coverage requirements and any additional asset coverage requirements which may be imposed by a rating agency in connection with any rating of the Preferred Shares. No assurance can be given that the Board of Trustees of a Fund will, in fact, authorize such Fund to undertake such repurchases and/or tender offers or that, if undertaken, such actions would result in such Fund's Common Shares trading at a price which is equal or close to net asset value.


LEVERAGE RISK

  Use of leverage, through the issuance of Preferred Shares, involves certain risks to holders of Common Shares of the Funds. For example, each Fund's issuance of Preferred Shares may result in higher volatility of the net asset value of its Common Shares and potentially more volatility in the market value of its Common Shares. In addition, changes in the short-term and medium-term dividend rates on, and the amount of taxable income allocable to, the Preferred Shares of a Fund will affect the yield to holders of Common Shares of a Fund. In certain circumstances, when a Fund is required to allocate taxable income to holders of its Preferred Shares, a Fund may be required to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from the allocation (an "Additional Dividend"). Leverage will allow holders of each Fund's Common Shares to realize a higher current rate of return than if a Fund were not leveraged as long as such Fund, while accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then-current dividend rate (and any Additional Dividend) paid on its Preferred Shares. Similarly, since a pro rata portion of each Fund's net realized capital gains is generally payable to holders of a Fund's Common Shares, the use of leverage will increase the amount of such gains distributed to holders of a Fund's Common Shares. However, short-term, medium-term and long-term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short-term, medium-term and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may substantially increase relative to the long-term obligations in which each Fund may be invested. To the extent that the current dividend rate (and any Additional Dividend) on a Fund's Preferred Shares approaches the net return on such Fund's investment portfolio, the benefit of leverage to holders of Common Shares of such Fund will be decreased. If the current dividend rate (and any Additional Dividend) on the Preferred Shares of a Fund were to exceed the net return on such Fund's portfolio, holders of Common Shares of such Fund would receive a lower rate of return than if the Fund were not leveraged. Similarly, since both the costs of issuing Preferred Shares and any decline in the value of a Fund's investments (including investments purchased with the proceeds from any Preferred Shares offering) will be borne entirely by holders of such Fund's Common Shares, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of Common Shares than if a Fund were not leveraged. If a Fund is liquidated, holders of that Fund's Preferred Shares will be entitled to receive liquidating distributions before any distribution is made to holders of Common Shares of such Fund.

  In an extreme case, a decline in net asset value could affect a Fund's ability to pay dividends on its Common Shares. Failure to make such dividend payments could adversely affect a Fund's qualification as a regulated investment company under the federal tax laws. However, each Fund intends to take all measures necessary to make required Common Share dividend payments. If a Fund's current investment income is ever insufficient to meet dividend payments on either its Common Shares or its Preferred Shares, such Fund may have to liquidate certain of its investments. In addition, each Fund has the authority to redeem its Preferred Shares for any reason and may be required to redeem all or part of its Preferred Shares in the following circumstances:

    - if the asset coverage for the Preferred Shares declines below 200%, either as a result of a decline in the value of a Fund's portfolio investments or as a result of the repurchase of Common Shares in tender offers or otherwise, or

    - in order to maintain the asset coverage guidelines established by Moody's and S&P in rating the Preferred Shares.

  Redemption of the Preferred Shares, or insufficient investment income to make dividend payments, may reduce the net asset value of a Fund's Common Shares and require a Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

ANTI-TAKEOVER PROVISIONS


  The Declaration of Trust of each Fund (in each case, the "Declaration of Trust") includes provisions that could limit the ability of other entities or persons to acquire control of that Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of common shareholders to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of either Fund.


SPECIAL RISKS RELATED TO PREFERRED SHARES

  AUCTION RISK. The dividend rate for the Preferred Shares of each Fund normally is set through an auction process. In the auction, holders of Preferred Shares may indicate the dividend rate at which they would be willing to hold or sell their shares or purchase additional shares. An auction fails if there are more Preferred Shares offered for sale than there are buyers, in which case holders of Preferred Shares may not be able to sell their shares. Also, if holders of Preferred Shares place bids to retain shares at an auction only at a specified dividend rate and that rate exceeds the rate set at the auction, they will not retain their shares. Additionally, if holders of Preferred Shares buy shares or elect to retain shares without specifying a dividend rate below which they would not wish to buy or continue to hold those shares, they could receive a lower rate of return on their shares than the market rate. Finally, the dividend period for the Preferred Shares may be changed by a Fund, subject to certain conditions, including notice to preferred shareholders, which could also affect the liquidity of an investment in Preferred Shares.

  SECONDARY MARKET RISK. Broker-dealers may maintain a secondary trading market in the Preferred Shares outside of auctions; however, they are not obligated to do so and there can be no assurance that such a secondary market will develop or, if it does develop, that it will provide holders of Preferred Shares with a liquid trading market. It may not be possible to sell Preferred Shares between auctions, or it may only be possible to sell them for a price less than their liquidation preference plus any accumulated dividends. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the Preferred Shares. Preferred Shares may only be transferred outside of auctions to or through broker-dealers or other persons as a Fund permits.

  RATINGS AND ASSET COVERAGE RISKS. Although the Preferred Shares of each Fund have been rated "Aaa" by Moody's and "AAA" by S&P, such ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. Moody's or S&P could downgrade its rating of the Preferred Shares or withdraw its rating at any time, which may make the Preferred Shares less liquid at an auction or in the secondary market. If a Fund fails to satisfy its asset coverage ratios, it will be required to redeem a sufficient number of Preferred Shares in order to return to compliance with the asset coverage ratios. A Fund may voluntarily redeem Preferred Shares under certain circumstances in order to meet asset coverage tests.

                            COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVE AND POLICIES

  The Funds pursue the same investment objective and have similar investment policies. Each Fund's investment objective is to seek to provide common shareholders with a high level of current income exempt from federal income taxes, consistent with preservation of capital. Each Fund also seeks to offer its shareholders the opportunity to own securities exempt from Florida intangible personal property taxes. Each Fund intends to achieve its objective primarily by investing in a portfolio of Florida municipal securities which such Fund's investment adviser believes does not involve undue risk to income or principal. Under normal market conditions, each Fund will invest substantially all of its total assets in Florida municipal securities rated investment grade at the time of investment. Investment grade securities are rated BBB or higher by S&P or Baa or higher by Moody's in the case of long-term obligations, and have equivalent ratings in the case of short-term obligations. Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal; whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Securities rated Baa by Moody's are considered by Moody's as medium grade obligations; they are neither highly protected nor poorly secured; interest payments and principal security appear to Moody's to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; in the opinion of Moody's, they lack outstanding investment characteristics and in fact have speculative characteristics as well. Up to 20% of each Fund's total assets may be invested in unrated Florida municipal securities believed, at the time of investment, by the Adviser to have credit characteristics equivalent to, and to be of comparable quality as, Florida municipal securities that are rated investment grade. The Funds may be more dependent upon the Adviser's investment analysis of such unrated Florida municipal securities than is the case with respect to rated Florida municipal securities.

  The foregoing policies with respect to credit quality of portfolio investments will apply only at the time of the purchase of a security, and the Funds will not be required to dispose of securities in the event that S&P or Moody's downgrades its assessment of the credit characteristics of a particular issuer or, in the case of unrated securities, in the event the Adviser reassesses its view with respect to the credit quality of the issuer thereof.

  MUNICIPAL SECURITIES. Municipal securities are obligations issued by or on behalf of states, cities, local authorities, certain territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities is, at the time of issuance, not includable in gross income for regular federal income tax purposes. Florida municipal securities are municipal securities the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities is, at the time of issuance, exempt from Florida intangible personal property taxes. Under normal market conditions, at least 80% of each Fund's total assets will be invested in Florida municipal securities. The policy stated in the foregoing sentence is a fundamental policy and cannot be changed without shareholder approval. Neither Fund has established any limit on the percentage of its respective portfolio that may be invested in Florida municipal securities that pay interest that is subject to the alternative minimum tax provisions of federal tax law, and a substantial portion of the income produced by a Fund may be taxable under the alternative minimum tax. The Funds may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in a Fund. Subject to certain limitations, each Fund may engage in certain hedging transactions and may purchase and sell put and call options on municipal securities and on indices of municipal securities. Such transactions will not be treated as investments in Florida municipal securities for the purpose of the 80% test.

  Florida municipal securities include long-term obligations, often called municipal bonds, as well as short-term municipal notes, participation certificates, municipal leases, and tax-exempt commercial paper. During ordinary market conditions, longer-term Florida municipal securities generally provide a higher yield than short-term Florida municipal securities of similar credit quality and therefore each Fund generally expects primarily to invest and hold until maturity longer-term Florida municipal securities. The Funds may, however, invest in short-term Florida municipal securities when yields are greater than yields available on long-term Florida municipal securities and in certain other circumstances.

  The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" or "special obligation" bonds, which include "industrial revenue bonds." General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, and accordingly the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source such as from the user of the facility being financed; accordingly the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. Although the ratings of Moody's or S&P of the Florida municipal securities in the Fund's portfolio are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of Moody's or S&P, as the case may be, of the issuer's ability, or the economic viability of the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation.

  Also included within the general category of Florida municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation may be backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Typically in "non-appropriation" lease obligations, the lease terminates as of the end of the last fiscal year for which an appropriation is made. Although "non-appropriation" lease obligations are often secured by an assignment of the lessor's interest in the underlying property, disposition of the property in the event of foreclosure might prove difficult. There is no limitation on the percentage of a Fund's assets that may be invested in "non-appropriation" lease obligations. The Funds may invest in investment grade rated "non-appropriation" lease obligations and in unrated "non-appropriation" lease obligations believed, at the time of investment, by the Adviser to have credit characteristics equivalent to, and to be of comparable quality as, securities that are rated investment grade. In evaluating such unrated lease obligations, the Adviser will consider such factors as it deems appropriate, including (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services for those covered by the lease obligation.


  Participation certificates are participations in lease obligations of state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Some municipal leases and participation certificates may not be readily marketable.

  The "issuer" of Florida municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantee of such payment obligations, of the Florida municipal securities.


  Florida municipal securities may have fixed or variable interest rates. Each Fund may purchase floating and variable rate demand notes, which are Florida municipal securities normally having a stated maturity in excess of one year, but which permit the holder to tender the notes for purchase at the principal amount thereof. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted at specified intervals. There generally is no secondary market for these notes, although they may be tendered for redemption at face value. Each such note purchased by a Fund will meet the criteria established for the purchase of Florida municipal securities.

  Each Fund may invest up to 15% of its net assets in "inverse floating rate obligations." Floating rate obligations bear rates of interest that are adjusted periodically to reflect changes in market rates of interest. Inverse floating rate obligations have rates that vary inversely with changes in market rates of interest. These securities have varying degrees of liquidity and the market value of such securities generally will fluctuate in response to changes in market rates of interest to a greater extent that the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.



  There is no limitation as to the maturity of Florida municipal securities in which the Funds may invest. The Adviser may adjust the average maturity of a Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.



  In normal market conditions, a Fund will invest substantially all of its total assets in Florida municipal securities, and therefore it is more susceptible to factors adversely affecting issuers of Florida municipal securities than is a municipal securities fund that is not concentrated in issuers of Florida municipal securities to this degree. A Fund generally will not invest 25% or more of its total assets in any industry. Governmental issuers of Florida municipal securities are not considered part of any "industry." However, Florida municipal securities backed only by the assets and revenues of nongovernmental users may for this purpose be deemed to be issued by such nongovernmental users, and the 25% limitation would apply to such obligations. It is nonetheless possible that a Fund may invest 25% or more of its total assets in a broader segment of the Florida municipal securities market, such as revenue obligations of hospitals and other health care facilities, housing agency revenue obligations, or airport revenue obligations if the Adviser determines that the yields available from obligations in a particular segment of the market justified the additional risks associated with a large investment in such segment. Although such obligations could be supported by the credit of governmental users, or by the credit of nongovernmental users engaged in a number of industries, economic, business, political and other developments generally affecting the revenues of such users (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all Florida municipal securities in such a market segment.


  TEMPORARY DEFENSIVE STRATEGIES. At times, the Adviser may judge that conditions in the markets for Florida municipal securities make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may use alternative strategies, primarily designed to reduce fluctuations in the value of such Fund's assets. In implementing these "defensive" strategies, the Funds may invest to a substantial degree in high-quality, short-term municipal securities. If these high-quality, short-term municipal securities are not available or, in the Adviser's judgment, do not afford sufficient protection against adverse market conditions, the Funds may invest in taxable obligations. Such taxable obligations may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the four highest grades by either S&P or Moody's; commercial paper rated in the highest grade by either rating service; certificates of deposit and bankers' acceptances; repurchase agreements with respect to any of the foregoing investments; or any other fixed-income securities that the Adviser considers consistent with such strategy. Further, each Fund may generally invest up to 20% of its total assets in taxable obligations if such investment is determined by the Adviser to be in the best interest of such Fund, provided, however, that a Fund will not invest in taxable obligations rated below BBB by S&P or below Baa by Moody's, or in taxable obligations regarded as comparable in quality to such rated securities by the Adviser.


  To the extent that the use of certain of these strategies produces taxable income, this taxable income will be distributed on a pro rata basis among the Preferred Shares and the Common Shares. It is impossible to predict whether, or for how long, a Fund will use any such defensive strategies. Further, the yields on such securities may approach or be less than the then current dividend rate payable to preferred shareholders. In such event, the benefit of leverage to the common shareholders will diminish and a Fund's leveraged capital structure may work to the disadvantage of the common shareholders.

OTHER INVESTMENT PRACTICES AND POLICIES


  In connection with the investment objective and policies described above, each Fund may, but is not required to, utilize various other investment strategies as described below to earn income, to facilitate portfolio management and to mitigate risk. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many investment companies and other institutional investors. These investment practices entail risks. Although the Adviser believes that these investment practices may further the Funds' respective investment objectives, no assurance can be given that these investment practices will achieve this result.



  STRATEGIC TRANSACTIONS. Each Fund may engage in certain Strategic Transactions to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets fluctuations, to protect unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of its portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables, including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund complies with applicable regulatory requirements when implementing these strategies, techniques and instruments.



  The Funds have certain limits on their use of Strategic Transactions. In general, each Fund may purchase and sell (write) options on up to 20% of its assets. Each Fund will only engage in over-the-counter options ("OTC options") transactions with respect to U.S. government securities with primary dealers that have been specifically approved by the Board of Trustees of such Fund. The Funds will engage in OTC options transactions with respect to municipal securities only with dealers that have been specifically approved by the Board of Trustees. Neither Fund will engage in interest rate hedging transactions for speculative purposes, but only as a means to hedge risks associated with management of the respective Fund's portfolio. Similarly, neither Fund will engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which such Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker, (2) cash or high quality money market instruments set aside in an identifiable manner, and (3) cash proceeds from investments due in 30 days. A Fund will not sell interest rate caps or floors that it does not own. A Fund will not enter into swaps, caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of such Fund.



  Strategic Transactions have risks associated with them, including possible default by the other party to the transaction, liquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts and the sale of options thereon would create, a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.



  Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or gains realized or deemed to be earned or realized, if any, by a Fund from engaging in Strategic Transactions generally will be taxable income of the Fund. Such income is allocated to both the Common Shares and the Preferred Shares of a Fund on a pro rata basis.


  "WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. Each Fund may also purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. No income accrues to a Fund on municipal securities in connection with such transactions prior to the date that Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher than yields on the municipal securities obtained pursuant to such transactions. Because the Fund engaging in such transactions relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When a Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. A Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but a Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent a Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for a Fund's portfolio consistent with that Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of a Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

INVESTMENT RESTRICTIONS


  Each Funds' investment objective, each Fund's investment policy with respect to investing at least 80% of its total assets in Florida municipal securities and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the applicable Fund's outstanding voting securities (defined in the 1940 Act as the lesser of (i) more than 50% of the applicable Fund's outstanding Common Shares and Preferred Shares, voting by class, or (ii) 67% of the Funds' outstanding Common Shares and Preferred Shares, voting by class, present at a meeting at which the holders of more than 50% of the outstanding shares of each such class are present in person or by proxy). All other investment policies or practices are considered by the Funds not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. With respect to the limitations on borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. Each Fund may not:


   1. Invest more than 25% of its total assets in a single industry; however, as described above a Fund may from time to time invest more than 25% of its total assets in a particular segment of the municipal securities market.


   2. Issue senior securities, as defined in the 1940 Act, other than preferred shares of beneficial interest, except to the extent such issuance might be involved with borrowings described under subparagraph (3) below or with respect to hedging and risk management transactions or the writing of options within limits described in this Proxy Statement/Prospectus.


   3. Borrow money, except for temporary or emergency purposes from banks or for repurchase of a Fund's shares, and then only in an amount not exceeding one-third of such Fund's total assets, including the amount borrowed. The Funds will not mortgage, pledge or hypothecate any assets except in connection with a borrowing. The Funds will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of each Fund. Notwithstanding this investment restriction, the Funds may enter into "when issued" and "delayed delivery" transactions as described above.

   4. Make loans of money or property to any person, except to the extent the securities in which the Funds may invest are considered to be loans and except that the Funds may lend money or property in connection with maintenance of the value of or the Funds' interest with respect to the municipal securities owned by each Fund.

   5. Buy any securities "on margin." Neither the deposit of initial or variation margin in connection with hedging and risk management transactions nor short-term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.


   6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except as described in this Proxy Statement/Prospectus.


   7. Act as an underwriter of securities, except to the extent a Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by a Fund of its rights under agreements related to municipal securities would be deemed to constitute such control or participation and except that the Funds may purchase securities of other investment companies to the extent permitted by (i) 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time or, (iii) an exemption or other relief from the provisions of the 1940 Act.

   9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time or, (iii) an exemption or other relief from the provisions of the 1940 Act.

  10. Invest in equity interests in oil, gas or other mineral exploration or development programs except pursuant to the exercise by a Fund of its rights under agreements relating to municipal securities.

  11. Purchase or sell real estate, commodities or commodity contracts, except to the extent the municipal securities the Funds may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent a Fund exercises its rights under agreements relating to such municipal securities (in which case a Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that financial futures and related options the Funds may invest in are considered to be commodities or commodities contracts.

  As a matter of operating policy, each Fund will not invest 25% or more of its assets in a single industry; however, each Fund may from time to time invest 25% or more of its assets in a particular segment of the municipal securities market.

MANAGEMENT OF THE FUNDS

  THE BOARDS. The Board of Trustees of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on trustees of investment companies by the 1940 Act and under applicable state law.


  THE ADVISER. The investment adviser for each Fund is Van Kampen Asset Management. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $98 billion under management or supervision as of April 30, 2005. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The principal business address of the Adviser and Van Kampen Investments is 1221 Avenue of the Americas, New York, New York 10020.


  Pursuant to separate investment advisory agreements between each Fund and the Adviser, each Fund pays the Adviser a monthly fee at the annual rate of 0.55% of such Fund's average daily managed assets, including assets attributable to Preferred Shares. Effective November 1, 2004, the investment advisory fee paid by each Fund was reduced from 0.60% to 0.55%. Subsequent to the Reorganization, the Adviser will continue to receive compensation at the rate of 0.55% of the average daily managed assets, including assets attributable to Preferred Shares, of the combined fund. Because the fees paid to the Adviser are calculated on managed assets including assets attributable to Preferred Shares, the fees earned by the Adviser will be higher when Preferred Shares are outstanding.

  Under a separate accounting services and legal services agreement, the Adviser (or its affiliates) provides accounting and legal services to each Fund. The Adviser (or its affiliates) allocates the cost of such services to each Fund.

  PORTFOLIO MANAGEMENT. Each Fund's portfolio is managed by the Adviser's Municipal Fixed Income team. The team is made up of established investment professionals. Current members of the team include Thomas Byron, Vice President; Robert Wimmel, Vice President; and John Reynoldson, Executive Director.


  Thomas Byron has worked for the Adviser since 1981 and began managing the Funds in January 1997. Robert Wimmel has worked for the Adviser since 1996 and began managing the Funds in November 2001. John Reynoldson has worked for the Adviser since 1987 and began managing the Funds in November 2001. Prior to

2001, Messrs. Wimmel and Reynoldson worked in an investment management capacity with the Adviser.


  Thomas Byron is the lead portfolio manager of each Fund. Robert Wimmel and John Reynoldson are co-portfolio managers of each Fund. All team members are responsible for the day-to-day management of each Fund and for the execution of the overall strategy of each Fund.


  The Reorganization Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Acquiring Fund.

  PORTFOLIO TRANSACTIONS WITH AFFILIATES. The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds and the Adviser, if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms.


  LEGAL PROCEEDINGS INVOLVING THE ADVISER. The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates were named as defendants in a number of similar class action complaints which were consolidated. The amended complaint also names as defendants certain individual trustees and directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual trustees of any Van Kampen funds. The complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants' motion to dismiss this action is pending. After defendants moved to dismiss, the plaintiffs filed a motion for leave to amend the complaint, which is also pending. The proposed amendment drops all claims against the named investment companies, which are listed only as nominal defendants. The proposed amendment raises similar claims against the Adviser and its affiliates with respect to the investment companies advised by the Adviser or its affiliates, and, in addition, alleges that affiliates of the Adviser received undisclosed compensation for steering investors into thirteen non-affiliated fund families. The defendants intend to continue to defend this action vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.

  The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants individual trustees of certain Van Kampen funds; the named investment companies are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the action described in the preceding paragraph. The defendants have moved to dismiss this action and otherwise intend to defend it vigorously. This action is currently stayed until the later of (i) a ruling on the motion to dismiss the action described in the preceding paragraph or (ii) a ruling on a motion to dismiss the action described in the next paragraph. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.



  The plaintiff in the action described in the preceding paragraph filed a separate derivative action against the Adviser, certain affiliates of the Adviser, the individual trustees of certain Van Kampen funds, and certain unaffiliated entities. The named investment companies are listed as nominal defendants. The complaint alleges that certain unaffiliated entities engaged in or facilitated market timing and late trading in the Van Kampen funds, and that the Adviser, certain affiliates of the Adviser, and the trustees failed to prevent and/or detect such market timing and late trading. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts and distribution plans for the funds, disgorgement of fees and profits from the Adviser and its affiliates, and monetary damages. The defendants' motion to dismiss this action is pending. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.



  The Adviser and the individual trustees of certain Van Kampen funds are named as defendants in a recently filed class action complaint that alleges the defendants breached various fiduciary and statutory duties to investors by failing to ensure that the funds participated in securities class action settlements involving securities held in the funds' portfolios. The complaint seeks, among other things, compensatory and punitive damages. None of the funds are named as defendants, and no claims are asserted against them. Each of the defendants have moved or will move to dismiss the complaint and believes that they have meritorious defenses.



  The Adviser, one of the investment companies advised by the Adviser, and certain officers and directors of the investment company are defendants in a class action filed in 2001 alleging that the defendants issued a series of prospectuses and registration statements that were materially false and misleading. Among other things, the complaint alleges that the prospectuses and registration statements contained misleading descriptions of the method defendants used to value senior loan interests in the fund's portfolio, and that defendants materially overstated the net asset value of the fund. The parties recently reached an agreement to settle the case. The court preliminarily approved the settlement agreement in June 2005, subject to a later hearing on the fairness of the settlement agreement.


OTHER SERVICE PROVIDERS


  CUSTODIAN, TRANSFER AGENT, AUCTION AGENT AND DIVIDEND PAYING AGENT. State Street Bank and Trust Company is the custodian for the Funds. Its principal business address is 225 West Franklin Street, Boston, Massachusetts 02110. EquiServe Trust Company, N.A. is the transfer agent, dividend paying agent and registrar for the Common Shares of each of the Funds. Its principal business address is 250 Royall Street, Canton, Massachusetts 02021. Deutsche Bank Trust Company Americas ("Deutsche Bank") is the auction agent and dividend paying agent for the APS of each Fund. Its principal business address is 280 Park Avenue, New York, New York 10017.


CAPITALIZATION

  The Board of Trustees of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the trustees. The table below sets forth the capitalization of the Target Fund and the

Acquiring Fund as of October 31, 2004, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date.


               CAPITALIZATION AS OF OCTOBER 31, 2004 (UNAUDITED)



                                                                      (PRO
                                                 ACTUAL              FORMA)
                                         -----------------------   ----------
                                                      VAN KAMPEN   VAN KAMPEN
                                         VAN KAMPEN   TRUST FOR    TRUST FOR
                                          FLORIDA     INVESTMENT   INVESTMENT
                                          QUALITY       GRADE        GRADE
                                         MUNICIPAL     FLORIDA      FLORIDA
                                           TRUST      MUNICIPALS   MUNICIPALS
                                         ----------   ----------   ----------
NET ASSETS CONSIST OF (AMOUNTS
  IN THOUSANDS):
  Common Shares ($0.01 par value)*....    $     65     $     56     $    119
  Paid in surplus.....................      96,542       85,514      181,766
  Net unrealized appreciation.........      12,204       11,764       23,968
  Accumulated undistributed net
    investment income.................         647          256          903
  Accumulated net realized gain
    (loss)............................         603         (933)        (330)
  NET ASSETS APPLICABLE TO COMMON
    SHARES............................    $110,061     $ 96,657     $206,426**
  PREFERRED SHARES ($0.01 par value,
    with liquidation preference of
    $25,000 for each of Acquiring Fund
    and Target Fund)*.................    $ 50,000     $ 56,000     $106,000
  NET ASSETS INCLUDING PREFERRED
    SHARES............................    $160,061     $152,657     $312,426
NET ASSET VALUE PER COMMON SHARE......    $  16.88     $  17.37     $  17.33


---------------

 * Based on the number of outstanding shares listed in "Outstanding Securities of the Funds" table below.


** Reflects a non-recurring cost associated with this Reorganization of approximately $291,000, with $244,440 to be borne by the Acquiring Fund and $46,560 to be borne by the Target Fund, assuming the Reorganization is approved and completed. See "Information about the Reorganization--Expenses of the Reorganization" for additional information.

           OUTSTANDING SECURITIES OF THE FUNDS AS OF OCTOBER 31, 2004

                                                                  AMOUNT OUTSTANDING
                                                 AMOUNT HELD      EXCLUSIVE OF AMOUNT
                                  AMOUNT       BY FUND FOR ITS         SHOWN IN
TITLE OF CLASS                  AUTHORIZED       OWN ACCOUNT        PREVIOUS COLUMN
--------------                  ----------     ---------------    -------------------
Van Kampen Florida Quality
  Municipal Trust
  Common Shares.............      Unlimited           0                6,519,397
  Preferred Shares..........    100,000,000           0                    2,000
Van Kampen Trust for
  Investment Grade Florida
  Municipals
  Common Shares.............      Unlimited           0                5,563,438
  Preferred Shares..........    100,000,000           0                    2,240

ADDITIONAL INFORMATION ABOUT COMMON SHARES OF THE FUNDS


  GENERAL. Common shareholders of a Fund are entitled to share equally in dividends declared by such Fund's Board of Trustees payable to holders of the Common Shares and in the net assets of such Fund available for distribution to holders of the common shares after payment of the preferential amounts payable to preferred shareholders. Common shareholders do not have preemptive or conversion rights and a Fund's Common Shares are not redeemable. The outstanding Common Shares of each Fund are fully paid and nonassessable (except as described under "Governing Law" below). So long as any Preferred Shares of a Fund are outstanding, holders of such Fund's Common Shares will not be entitled to receive any dividends or other distributions from that Fund unless all accrued dividends on the Fund's outstanding Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to such Preferred Shares would be at least 200% after giving effect to such distributions.


  PURCHASE AND SALE. Purchase and sale procedures for the Common Shares of each of the Funds are identical. Investors typically purchase and sell Common Shares of the Funds through a registered broker-dealer on the NYSE or CHX, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell Common Shares of the Funds through privately negotiated transactions with existing shareholders.

  COMMON SHARE PRICE DATA. The following table sets forth the high and low sales prices for Common Shares of each Fund on the NYSE for each full quarterly period within each Fund's two most recent fiscal years and for the first fiscal quarter of the current fiscal year of each Fund, along with the net asset value and discount or premium to net asset value for each quotation.



                                       VAN KAMPEN TRUST FOR
                                         INVESTMENT GRADE
                                        FLORIDA MUNICIPALS
                                      ----------------------
                                      NET ASSET    PREMIUM                 NET ASSET    PREMIUM
QUARTERLY PERIOD ENDING  HIGH PRICE     VALUE     (DISCOUNT)   LOW PRICE     VALUE     (DISCOUNT)
-----------------------  ----------   ---------   ----------   ---------   ---------   ----------
April 30, 2005........     $15.49      $17.20      (9.94)%      $14.50      $16.90      (14.20)%
January 31, 2005......      15.67       17.33      (9.58)%       14.86       17.22      (13.70)%
October 31, 2004......      15.86       17.44      (9.06)%       15.11       16.81      (10.11)%
July 31, 2004.........      15.38       16.27      (5.47)%       14.11       15.93      (11.42)%
April 30, 2004........      17.68       17.99      (1.72)%       15.15       16.77       (9.66)%
January 31, 2004......      17.40       17.36        0.23%       16.37       17.25       (5.10)%
October 31, 2003......      16.51       17.19      (3.96)%       15.44       16.72       (7.66)%
July 31, 2003.........      17.85       18.32      (2.57)%       16.00       16.77       (4.59)%
April 30, 2003........      16.48       17.63      (6.52)%       15.86       17.34       (8.54)%
January 31, 2003......      16.20       17.69      (8.42)%       15.40       17.13      (10.10)%


                                            VAN KAMPEN
                                         FLORIDA QUALITY
                                         MUNICIPAL TRUST
                                      ----------------------
                                      NET ASSET    PREMIUM                 NET ASSET    PREMIUM
QUARTERLY PERIOD ENDING  HIGH PRICE     VALUE     (DISCOUNT)   LOW PRICE     VALUE     (DISCOUNT)
-----------------------  ----------   ---------   ----------   ---------   ---------   ----------
April 30, 2005........     $15.31      $17.07      (10.31)%     $14.47      $16.57      (12.67)%
January 31, 2005......      15.43       16.85       (8.43)%      14.58       16.59      (12.12)%
October 31, 2004......      15.34       16.90       (9.23)%      14.34       16.32      (12.13)%
July 31, 2004.........      14.43       16.34      (11.69)%      13.46       15.67      (14.10)%
April 30, 2004........      16.00       17.04       (6.10)%      14.43       16.33      (11.64)%
January 31, 2004......      15.55       16.90       (7.99)%      14.90       16.61      (10.30)%
October 31, 2003......      15.07       16.83      (10.46)%      14.56       16.21      (10.18)%
July 31, 2003.........      16.35       17.62       (7.21)%      14.79       16.08       (8.02)%
April 30, 2003........      15.40       17.06       (9.73)%      14.90       16.68      (10.67)%
January 31, 2003......      15.14       16.92      (10.52)%      14.51       16.59      (12.54)%


  As of June 13, 2005, (i) the net asset value per share for Target Fund Common Shares was $16.75 and the market price per share was $14.85, representing a discount to net asset value of 11.34%, and (ii) the net asset value per share for Acquiring Fund Common Shares was $17.42 and the market price per share was $15.05, representing a discount to net asset value of 13.61%.



  Common Shares of each Fund have traded at both a discount and a premium to net asset value for extended periods since the applicable Fund's inception. In order to reduce or eliminate a market value discount from net asset value, the Board of

Trustees of each Fund may, subject to the terms and conditions of its Preferred Shares, authorize that Fund from time to time to repurchase the Common Shares in the open market or to tender for the common shares at net asset value. The Board of Trustees of each Fund, in consultation with the Adviser, will review on a quarterly basis the possibility of open market repurchases and/or tender offers for the Common Shares. Subject to its borrowing restrictions, each Fund may incur debt to finance such repurchases, which entails risks. The ability of a Fund to enter into tender offers and the Common Share repurchases may be limited by the 1940 Act asset coverage requirements and any additional asset coverage requirements which may be imposed by a rating agency in connection with any rating of the Preferred Shares. No assurance can be given that the Board of Trustees of either Fund will, in fact, authorize that Fund to undertake such repurchases and/or tender offers or that, if undertaken, such actions would result in the Common Shares trading at a price which is equal or close to net asset value.


  DIVIDENDS AND DISTRIBUTIONS. The Funds' current policies with respect to dividends and distributions relating to their respective Common Shares are similar. It is each Fund's present policy, which may be changed by its Board of Trustees, to make monthly distributions to holders of its Common Shares of substantially all of such Fund's net investment income remaining after the payment of dividends on any outstanding Preferred Shares. Net income of each Fund consists of all interest income accrued on portfolio assets less all expenses of such Fund. Each Fund is required to allocate net capital gains and other taxable income, if any, received by the Fund among its Common Shares and Preferred Shares on a pro rata basis in the year for which such capital gains and other income is realized.


  Expenses of each Fund are accrued each day. Net realized capital gains, if any, are expected to be distributed to shareholders at least once a year. While there are any Preferred Shares of a Fund outstanding, such Fund may not declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (1) all accrued Preferred Shares dividends have been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of such Fund, is at least 200% (as required by the 1940 Act) of the liquidation value of the outstanding Preferred Shares (expected to equal the aggregate original purchase price of the outstanding Preferred Shares plus any accrued and unpaid dividends thereon, whether or not earned or declared on a cumulative basis). In addition to the requirements of the 1940 Act, each Fund may be required to comply with other asset coverage requirements as a condition of such Fund obtaining a rating of its Preferred Shares from a nationally recognized rating service. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on a Fund's ability to make distributions on its Common Shares could in certain circumstances impair the ability of such Fund to maintain its qualification for taxation as a regulated investment company. Each Fund intends, however, to the extent possible, to purchase or redeem Preferred Shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the Preferred Shares in certain circumstances in connection with any such impairment of such Fund's status as a regulated investment company.

  For information concerning the manner in which dividends and distributions to holders of each Fund's Common Shares may be reinvested automatically in the Fund's Common Shares, see "-- Dividend Reinvestment Plan" below.

  DIVIDEND REINVESTMENT PLAN. Each Fund offers a Dividend Reinvestment Plan (each a "Plan," and collectively the "Plans") pursuant to which holders of Common Shares may elect to have all distributions of dividends and all capital gains automatically reinvested in Common Shares pursuant to such Plan. The Plans for the Target Fund and the Acquiring Fund are similar. Unless common shareholders elect to participate in a Plan, common shareholders will receive distributions of dividends and capital gains in cash. EquiServe Trust Company, N.A., as plan agent (the "Plan Agent"), serves as agent for the holders of Common Shares of each Fund in administering the Plans.

  After the Reorganization, a holder of shares of a Fund who currently receives dividends in cash will continue to receive dividends in cash; all holders who elect to participate in the Plan of a Fund will have their dividends automatically reinvested in shares of the combined fund. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43011, Providence, Rhode Island 02940-3011. Telephone calls concerning the Plan may be directed to the Plan Agent between the hours of 7:30 a.m. and 5:00 p.m. Central Standard Time at (800) 341-2929.

ADDITIONAL INFORMATION ABOUT PREFERRED SHARES OF THE FUNDS

  GENERAL. Both Target Fund APS and Acquiring Fund APS are preferred shares of beneficial interest which entitle their holders to receive dividends when, as and if declared by the Board of Trustees of such Fund out of funds legally available therefor, at a rate per annum that may vary for successive dividend periods. Both Funds' APS have a liquidation preference of $25,000 per share. Neither Target Fund APS nor Acquiring Fund APS are traded on a stock exchange or over-the-counter. Holders of each Fund's APS do not have preemptive rights to purchase any shares of APS, or any other preferred shares that might be issued. The net asset value per share of a Fund's Preferred Shares equals its liquidation preference plus accumulated but unpaid dividends per share.


  SERIES. Under the 1940 Act, each Fund is permitted to have outstanding more than one series of preferred shares so long as no single series has priority over another to the distribution of assets of the Fund or the payment of dividends. Both

Funds currently have one series of APS outstanding. If the Reorganization is approved and completed, the combined fund will have two series of APS. The existing series of Acquiring Fund APS will comprise Series A. The Acquiring Fund will issue Series B APS in exchange for Target Fund APS. The aggregate liquidation preference of each series will equal the aggregate liquidation preference of the existing shares that the respective series replaces. The number of days in the regular dividend period for each series, the number of shares in each series and the liquidation preference per share will be similar to the existing preferred shares.



  PURCHASE AND SALE. APS of the Acquiring Fund and APS of the Target Fund are purchased or sold using similar procedures. The APS of the Funds generally are purchased and sold through auctions generally conducted every 28 days by Deutsche Bank, as the auction agent for the applicable Fund's APS (the "Auction Agent") unless the applicable Fund elects to declare a special dividend period. Unless otherwise permitted by the Funds, existing and potential holders of each Fund's APS only may participate in auctions through their broker-dealers. Broker-dealers submit the orders of their respective customers who are existing and potential holders of APS to the Auction Agent. On or prior to each auction date for the APS (the business day next preceding the first day of each dividend period), each holder may submit orders to buy, sell or hold APS to its broker-dealer. Outside of these auctions, shares of APS may be purchased or sold through broker-dealers for the APS in a secondary trading market maintained by the broker-dealers. However, there can be no assurance that a secondary market will develop or if it does develop, that it will provide holders with a liquid trading market for the APS of either Fund.



  DIVIDENDS AND DISTRIBUTIONS. The holders of the APS are entitled to receive, when, as and if declared by the Board of Trustees of the Fund, out of funds legally available therefore, cumulative cash dividends on their shares. Dividends on a Fund's APS so declared and payable shall be paid in preference to and in priority over any dividends so declared and payable on such Fund's Common Shares.



  Both Funds are required to allocate net capital gains and other taxable income, if any, proportionately among Common Shares and APS. The amount of taxable income allocated to the APS depends upon the amount of such income realized by each Fund, but is generally not expected to be significant.


  In normal circumstances, whenever a Fund intends to include any net capital gains or other taxable income in any dividend on APS, such Fund will notify the Auction Agent of the amount to be so included prior to the Auction establishing the applicable rate for such dividend. The Auction Agent will in turn notify each broker-dealer who will notify existing and potential holders of each Fund's APS. As a result, auction participants may, in response to such information, place bids which take account of the inclusion of net capital gains or other taxable income in the dividend. If the Target Fund retroactively allocates any net capital gains or other income taxable for federal income tax purposes to the Target Fund APS without having given advance notice thereof as described above solely by reason of the fact that such allocation is made as a result of the redemption of all or a portion of the outstanding Target Fund APS or the liquidation of the Target Fund, the Target Fund will make certain payments to holders of Target Fund APS to which such allocation was made to substantially offset the tax effect thereof. Similarly, if the Acquiring Fund retroactively allocates any net capital gains or other income taxable for federal income tax purposes to the Acquiring Fund APS without having given advance notice thereof as described above by reason of the fact that such allocation is made as a result of (i) the realization of net capital gains or other income taxable for federal income tax purposes, (ii) the redemption of all or a portion of the outstanding Acquiring Fund APS or (iii) the liquidation of the Acquiring Fund, the Acquiring Fund will make certain payments to holders of Acquiring Fund APS to which such allocation was made to substantially offset the tax effect thereof. In no other instances will the relevant Fund be required to make payments to holders of APS to offset the tax effect of any reallocation of net capital gains or other income.

  While the Funds normally utilize the auction procedures described above, each Fund may utilize special dividend periods in certain circumstances to set the dividend rate.

  DIVIDEND RATES. The following table provides information about the dividend rates for each Fund's APS as of a recent auction date.


   AUCTION
DIVIDEND DATE                FUND                 RATE
-------------                ----                 ----
May 18, 2005           Target Fund APS            3.00%
May 25, 2005          Acquiring Fund APS          3.00%



  The dividend rates in effect at the closing of the Reorganization will be the rates determined in the auction most recently preceding such closing.


  RATINGS. The Target Fund APS and Acquiring Fund APS have each been assigned a rating of "AAA" from S&P and "Aaa" from Moody's. Each Fund intends that, so long as its APS are outstanding, the composition of its portfolio will reflect guidelines established by S&P and Moody's in connection with each Fund's receipt of a rating for such shares of at least "AAA" from S&P and "Aaa" from Moody's. S&P and Moody's, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines for rating such preferred shares have been developed by S&P and Moody's in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be varied sufficiently and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by each Fund in order to satisfy current requirements necessary for S&P and Moody's to issue the above-described ratings for APS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.

  Each Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by S&P or Moody's. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for a Fund's APS, at any time, may change or withdraw any such rating. As set forth in the Certificate of Vote of each Fund, the Board of Trustees of each Fund, without shareholder approval, may modify certain definitions or restrictions that have been adopted by such Fund pursuant to the rating agency guidelines, provided the Board of Trustees has obtained written confirmation from S&P and Moody's that any such change would not impair the ratings then assigned by S&P and Moody's to the APS. For so long as any shares of a Fund's APS are rated by S&P or Moody's, as the case may be, a Fund's use of options and financial futures contracts and options thereon will be subject to certain limitations mandated by the rating agencies.

  REDEMPTIONS. The redemption provisions pertaining to the APS of each Fund are similar. APS of each Fund are generally redeemable at the option of the Fund at a $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption plus, in certain circumstances, a redemption premium. APS of each Fund are also subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption upon the occurrence of certain specified events, such as the failure of the Fund to maintain asset coverage requirements for the APS specified by Moody's and S&P in connection with their issuance of ratings on the APS. The liquidation preference per share of each Fund's APS is $25,000.

  LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of a Fund, whether voluntary or involuntary, the holders of such Fund's APS will be entitled to receive, out of the assets of such Fund available for distribution to shareholders, before any distribution or payment is made upon any of such Fund's Common Shares or any other capital shares of such Fund ranking junior in right of payment upon liquidation to the liquidation preference of such Preferred Shares, together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of APS will be entitled to no other payments except for any Additional Dividends

(as described above). The liquidation preference per share of each Fund's APS is $25,000. If such assets of a Fund are insufficient to make the full liquidation payment on the APS and liquidation payments on any other outstanding class or series of preferred shares of such Fund ranking on a parity with the APS as to payment upon liquidation, then such assets will be distributed among the holders of APS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of a Fund's APS will not be entitled to any further participation in any distribution of assets by such Fund except for any Additional Dividends (which are more fully described above). A consolidation, merger or share exchange of a Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of a Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of such Fund for this purpose.


  ADDITIONAL INFORMATION. For additional information regarding APS of the Acquiring Fund, Target Fund shareholders should consult the Acquiring Fund's Certificate of Vote attached as Appendix B to the Reorganization Statement of Additional Information. Acquiring Fund APS issued in connection with the Reorganization will be governed by the Certificate of Vote of the Acquiring Fund, which upon completion of the Reorganization, will be amended to reflect the creation of the new series and the issuance of additional Acquiring Fund APS.


GOVERNING LAW

  Each Fund is organized as a business trust under the laws of The Commonwealth of Massachusetts. The Target Fund was organized on July 24, 1991 and commenced operations on September 27, 1991; the Acquiring Fund was organized on January 21, 1992 and commenced operations on March 27, 1992.


  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of each Fund contains an express disclaimer of shareholder liability in connection with Fund property or the acts, obligations or affairs of such Fund and provides for indemnification and reimbursement of expenses out of such Fund's property for any shareholder held personally liable for the obligations of that Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. Given the nature of each Fund's assets and operations, the possibility of a Fund being unable to meet its obligations is remote and, in the opinion of counsel to the Funds, the risk to the Funds' respective shareholders is remote.

  Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws. Each Fund is registered as a non-diversified, closed-end management investment company under the 1940 Act.


CERTAIN PROVISIONS OF THE DECLARATIONS OF TRUST

  Each Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of such Fund or to change the composition of its Board of Trustees, and could have the effect of depriving common shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of such Fund. The Board of Trustees of each Fund is divided into three classes, with the term of one class expiring at the annual meeting of shareholders. At each annual meeting, each class whose term is expiring will be elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A trustee may be removed from office only for cause by a written instrument signed by at least two-thirds of the remaining trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such trustee and entitled to vote on the matter.

  In addition, each Fund's Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund in question, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of such Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of such Fund or any subsidiary of such Fund with or into any Principal Shareholder; (ii) the issuance of any securities of such Fund to any Principal Shareholder for cash (except pursuant to the Dividend Reinvestment
Plan); (iii) the sale, lease or exchange of all or any substantial part of the assets of such Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to such Fund or any subsidiary thereof, in exchange for securities of such Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

  The Board of Trustees of each Fund has determined that the 75% voting requirements described above, which are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of shareholders of each respective Fund generally. Reference should be made to the Declaration of Trust of each Fund on file with the SEC for the full text of these provisions.

  The Declaration of Trust of each Fund further provides that no trustee, officer, employee or agent of a Fund is liable to such Fund or to any shareholder, nor is any trustee, officer, employee or agent liable to any third persons in connection with the affairs of such Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of their duties. It also provides that all third persons shall look solely to such Fund property for satisfaction of claims arising in connection with the affairs of such Fund. With the exceptions stated, the Declaration of Trust of each Fund provides that a trustee or officer is entitled to be indemnified against all liability in connection with the affairs of a Fund.

CONVERSION TO OPEN-END FUND

  Each Fund may be converted to an open-end investment company at any time by an amendment to its Declaration of Trust. Each Fund's Declaration of Trust provides that such an amendment would require the approval of (a) a majority of the trustees, including the approval by a majority of the disinterested trustees of the Fund, and (b) the lesser of (i) more than 50% of the applicable Fund's outstanding common and preferred shares, each voting as a class or (ii) 67% of the common and preferred shares, each voting as a class, present at a meeting at which holders of more than 50% of the outstanding shares of each such class are present in person or by proxy. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days prior notice to all shareholders. Conversion of a Fund to an open-end investment company would require the redemption of all outstanding Preferred Shares, which would eliminate the leveraged capital structure of such Fund. In the event of conversion, the Common Shares would cease to be listed on the NYSE, AMEX, CHX, NASDAQ National Market System or other national securities exchange or national market system. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If a Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load. Following any such conversion, it is also possible that certain of such Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In particular such Fund would be required to maintain its portfolio such that not more than 15% of its assets would be invested in illiquid securities. Such requirement could cause such Fund to dispose of portfolio securities or other assets at a time when it is not advantageous to do so, and could adversely affect the ability of such Fund to meet its investment objective.

VOTING RIGHTS

  Voting rights are identical for the holders of each Fund's Common Shares. Holders of each Fund's Common Shares are entitled to one vote for each share held. Except as set forth above under "Certain Provisions of the Declarations of Trust" or "Conversion to Open-End Fund," or except as expressly required by applicable law or expressly set forth in the designation of rights and preferences with respect to a Fund's Preferred Shares, holders of Preferred Shares have no voting rights. When holders of a Fund's Preferred Shares are entitled to vote, they are also entitled to cast one vote per share held.

  Holders of Preferred Shares of Fund, voting as a class, are entitled to elect two of each Fund's trustees. Under the 1940 Act, if at any time dividends on a Fund's Preferred Shares are unpaid in an amount equal to two full years dividends thereon, the holders of all outstanding Preferred Shares, voting as a class, are entitled to elect a majority of such Fund's trustees until all dividends have been paid or declared and set apart for payment.

  The Certificate of Vote establishing the Preferred Shares of each Fund provides that such Fund shall not take certain actions relating to the preferences, rights or powers of holders of such Fund's Preferred Shares without the affirmative vote of the holders of a majority of the outstanding Preferred Shares. Additionally, if a Fund has more than one series of Preferred Shares outstanding, an affirmative vote of a majority of the outstanding shares of each series of Preferred Shares, each voting separately as a class, is required with respect to any matter that materially affects the series in a manner different from that of other series of such Fund's Preferred Shares. The specific provisions of each Fund's Certificate of Vote with respect to the voting rights of holders of Preferred Shares may differ and Target Fund shareholders should consult the Certificate of Vote governing the Acquiring Fund APS, included as Appendix B to the Reorganization Statement of Additional Information.

FINANCIAL HIGHLIGHTS

  TARGET FUND. The following schedule presents financial highlights for one Target Fund Common Share outstanding throughout the periods indicated.

                                                      YEAR ENDED OCTOBER 31,                        TWO MONTHS
                                     ---------------------------------------------------------        ENDED
                                      2004      2003     2002(A)    2001      2000      1999     OCTOBER 31, 1998
                                      ----      ----     -------    ----      ----      ----     ----------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $ 16.64   $ 16.97   $ 17.06   $ 16.03   $ 15.63   $ 17.21       $  17.19
                                     -------   -------   -------   -------   -------   -------       --------
 Net Investment Income.............      .98       .99      1.00      1.12      1.17      1.21            .20
 Net Realized and Unrealized
  Gain/Loss........................      .45       .04       .17      1.07       .46     (1.59)           .02
 Common Share Equivalent of
  Distributions Paid to Preferred
  Shareholders:
 Net Investment Income.............     (.08)     (.06)     (.07)     (.24)     (.31)     (.25)          (.04)
 Net Realized Gain.................     (.01)     (.03)     (.06)     (.03)      -0-       -0-            -0-
                                     -------   -------   -------   -------   -------   -------       --------
Total from Investment Operations...     1.34       .94      1.04      1.92      1.32      (.63)           .18
Distributions Paid to Common
 Shareholders:
  Net Investment Income............     (.94)     (.92)     (.89)     (.82)     (.92)     (.95)          (.16)
   Net Realized Gain...............     (.16)     (.35)     (.24)     (.07)      -0-       -0-            -0-
                                     -------   -------   -------   -------   -------   -------       --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $ 16.88   $ 16.64   $ 16.97   $ 17.06   $ 16.03   $ 15.63       $  17.21
                                     =======   =======   =======   =======   =======   =======       ========
Common Share Market Price at End of
 the Period........................  $ 15.18   $ 14.94   $ 14.65   $ 14.65   $13.375   $ 13.75       $  17.75
Total Return(b)....................    9.27%    10.86%     7.80%    16.57%     3.99%   -17.90%          5.76%*
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $ 110.1   $ 108.5   $ 110.7   $ 111.2   $ 104.5   $ 101.9       $  112.0
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(c).........................    1.28%     1.29%     1.37%     1.58%     1.65%     1.64%          1.65%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................    5.92%     5.89%     6.05%     6.72%     7.47%     7.34%          7.05%
Portfolio Turnover.................      19%       22%       24%       34%       38%       40%             3%*
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(c).........................     .87%      .89%      .94%     1.08%     1.10%     1.12%          1.14%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................    5.42%     5.54%     5.63%     5.30%     5.50%     5.83%          5.51%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................    2,000     2,000     2,000     2,000     2,000     2,000          1,000
Asset Coverage Per Preferred
 Share(e)..........................  $80,055   $79,250   $80,351   $80,603   $77,250   $75,953       $162,038
Involuntary Liquidating Preference
 Per Preferred Share...............  $25,000   $25,000   $25,000   $25,000   $25,000   $25,000       $ 50,000
Average Market Value Per Preferred
 Share.............................  $25,000   $25,000   $25,000   $25,000   $25,000   $25,000       $ 50,000

                                               YEAR ENDED AUGUST 31,
                                     -----------------------------------------
                                       1998       1997       1996       1995
                                       ----       ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $  16.83   $  16.44   $  16.62   $  16.28
                                     --------   --------   --------   --------
 Net Investment Income.............      1.23       1.25       1.23       1.26
 Net Realized and Unrealized
  Gain/Loss........................       .36        .44       (.08)       .50
 Common Share Equivalent of
  Distributions Paid to Preferred
  Shareholders:
 Net Investment Income.............      (.27)      (.27)      (.28)      (.29)
 Net Realized Gain.................       -0-        -0-        -0-       (.01)
                                     --------   --------   --------   --------
Total from Investment Operations...      1.32       1.42        .87       1.46
Distributions Paid to Common
 Shareholders:
  Net Investment Income............      (.96)     (1.03)     (1.05)     (1.05)
   Net Realized Gain...............       -0-        -0-        -0-       (.07)
                                     --------   --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $  17.19   $  16.83   $  16.44   $  16.62
                                     ========   ========   ========   ========
Common Share Market Price at End of
 the Period........................  $16.9375   $ 17.375   $  16.75   $ 15.625
Total Return(b)....................     3.13%     10.33%     14.18%      7.58%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $  111.8   $  109.3   $  106.3   $  107.2
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(c).........................     1.62%      1.64%      1.67%      1.72%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................     7.24%      7.49%      7.36%      7.89%
Portfolio Turnover.................       20%         9%         8%        17%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(c).........................     1.12%      1.12%      1.14%      1.16%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................     5.63%      5.87%      5.70%      6.06%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................     1,000      1,000      1,000      1,000
Asset Coverage Per Preferred
 Share(e)..........................  $161,831   $159,317   $156,310   $157,224
Involuntary Liquidating Preference
 Per Preferred Share...............  $ 50,000   $ 50,000   $ 50,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $ 50,000   $ 50,000   $ 50,000   $ 50,000



*   Non-Annualized


(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .01%. Per share, ratios, and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.


(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.


(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.


(d) Ratios reflect the effect of dividend payments to preferred shareholders.


(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

  ACQUIRING FUND. The following schedule presents financial highlights for one Acquiring Fund Common Share outstanding throughout the periods indicated.

                                                            YEAR ENDED OCTOBER 31,
                                     ---------------------------------------------------------------------
                                      2004      2003     2002(A)    2001      2000       1999       1998
                                      ----      ----     -------    ----      ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $ 17.16   $ 17.79   $ 17.69   $ 16.53   $ 16.00   $  17.89   $  17.71
                                     -------   -------   -------   -------   -------   --------   --------
 Net Investment Income.............     1.05      1.10      1.20      1.16      1.25       1.26       1.28
 Net Realized and Unrealized
   Gain/Loss.......................      .57       .04       .12      1.40       .60      (1.79)       .26
 Common Share Equivalent of
   Distributions Paid to Preferred
   Shareholders:
   Net Investment Income...........     (.11)     (.04)     (.14)     (.27)     (.38)      (.30)      (.34)
   Net Realized Gain...............     (.01)     (.07)     (.02)     (.10)      -0-       (.02)      (.01)
                                     -------   -------   -------   -------   -------   --------   --------
Total from Investment Operations...     1.50      1.03      1.16      2.19      1.47       (.85)      1.19
Distributions Paid to Common
 Shareholders:
   Net Investment Income...........    (1.03)    (1.10)     (.97)     (.83)     (.94)      (.99)      (.99)
   Net Realized Gain...............     (.26)     (.56)     (.09)     (.20)      -0-       (.05)      (.02)
                                     -------   -------   -------   -------   -------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $ 17.37   $ 17.16   $ 17.79   $ 17.69   $ 16.53   $  16.00   $  17.89
                                     =======   =======   =======   =======   =======   ========   ========

Common Share Market Price at End of
 the Period........................  $ 15.64   $ 16.32   $ 15.80   $ 15.14   $ 13.50   $  14.75   $ 18.625
Total Return(b)....................    3.71%    14.37%    11.63%    20.31%    -2.28%    -15.79%     14.75%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $  96.7   $  95.4   $  98.9   $  98.4   $  68.6   $   66.4   $   74.1
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(c).........................    1.44%     1.43%     1.52%     2.01%     1.78%      1.73%      1.68%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................    6.16%     6.33%     6.84%     7.72%     7.76%      7.36%      7.19%
Portfolio Turnover.................      14%       25%       33%       23%       42%        24%        18%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(c).........................     .90%      .91%      .96%     1.14%     1.11%      1.11%      1.09%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................    5.51%     6.11%     6.05%     5.99%     5.39%      5.59%      5.27%

SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................    2,240     2,240     2,240     2,240     1,600      1,600        800
Asset Coverage Per Preferred
 Share(e)..........................  $68,169   $67,613   $69,188   $68,932   $67,875   $ 66,491   $142,646
Involuntary Liquidating Preference
 Per Preferred Share...............  $25,000   $25,000   $25,000   $25,000   $25,000   $ 25,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $25,000   $25,000   $25,000   $25,000   $25,000   $ 25,000   $ 50,000

                                         YEAR ENDED OCTOBER 31,
                                     ------------------------------
                                       1997       1996       1995
                                       ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $  17.32   $  17.24   $  15.24
                                     --------   --------   --------
 Net Investment Income.............      1.30       1.29       1.30
 Net Realized and Unrealized
   Gain/Loss.......................       .50        .11       2.02
 Common Share Equivalent of
   Distributions Paid to Preferred
   Shareholders:
   Net Investment Income...........      (.32)      (.34)      (.37)
   Net Realized Gain...............      (.02)       -0-        -0-
                                     --------   --------   --------
Total from Investment Operations...      1.46       1.06       2.95
Distributions Paid to Common
 Shareholders:
   Net Investment Income...........      (.99)      (.98)      (.95)
   Net Realized Gain...............      (.08)       -0-        -0-
                                     --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $  17.71   $  17.32   $  17.24
                                     ========   ========   ========
Common Share Market Price at End of
 the Period........................  $17.1875   $  16.50   $  15.25
Total Return(b)....................    11.00%     14.89%     20.50%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $   73.3   $   71.7   $   71.3
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(c).........................     1.70%      1.77%      1.79%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................     7.47%      7.48%      7.97%
Portfolio Turnover.................        2%        12%         6%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(c).........................     1.09%      1.13%      1.12%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................     5.62%      5.51%      5.67%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................       800        800        800
Asset Coverage Per Preferred
 Share(e)..........................  $141,590   $139,590   $139,140
Involuntary Liquidating Preference
 Per Preferred Share...............  $ 50,000   $ 50,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $ 50,000   $ 50,000   $ 50,000



(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .07%. Per share, ratios, and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.



(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.



(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.



(d) Ratios reflect the effect of dividend payments to preferred shareholders.



(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                      INFORMATION ABOUT THE REORGANIZATION

GENERAL

  Under the Reorganization Agreement (a form of which is attached as Appendix A to the Reorganization Statement of Additional Information), the Acquiring Fund will acquire substantially all of the assets, and will assume substantially all of the liabilities, of the Target Fund, in exchange for Acquiring Fund Common Shares and Acquiring Fund APS to be issued by the Acquiring Fund. The Acquiring Fund will issue and cause to be listed on the NYSE and the CHX additional Acquiring Fund Common Shares. The Acquiring Fund Common Shares issued to the Target Fund will have an aggregate net asset value equal to the aggregate net asset value of the Target Fund Common Shares less the costs of the Reorganization (though cash may be paid in lieu of any fractional shares). The Acquiring Fund APS issued to the Target Fund will have an aggregate liquidation preference equal to the aggregate liquidation preference of the Target Fund APS. Upon receipt by the Target Fund of such shares, the Target Fund will (i) distribute the Acquiring Fund Common Shares to the holders of Target Fund Common Shares and (ii) distribute the Acquiring Fund APS to the holders of Target Fund APS. As soon as practicable after the Closing Date for the Reorganization, the Target Fund will deregister as an investment company under the 1940 Act and dissolve under applicable state law.

  The Target Fund will distribute the Acquiring Fund Common Shares and the Acquiring Fund APS received by it pro rata to its holders of record of Target Fund Common Shares and Target Fund APS, as applicable, in exchange for such shareholders' shares in the Target Fund. Such distribution will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the common and preferred shareholders of the Target Fund and transferring to those shareholder accounts the Acquiring Fund Common Shares and the Acquiring Fund APS previously credited on those books to the accounts of the Target Fund. Each newly-opened account on the books of the Acquiring Fund for the former common shareholders of the Target Fund will represent the respective pro rata number of Acquiring Fund Common Shares (rounded down, in the case of fractional shares held other than in a Dividend Reinvestment Plan account, to the next largest number of whole shares) due such shareholder. No fractional Acquiring Fund Common Shares will be issued (except for shares held in a Dividend Reinvestment Plan account). In the event of fractional shares in an account other than a Dividend Reinvestment Plan account, the Acquiring Fund's transfer agent will aggregate all such fractional Acquiring Fund Common Shares and sell the resulting whole shares on the NYSE for the account of all holders of fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the Target Fund Common Share certificates. Similarly, each newly-opened account on the books of the Acquiring Fund for the former preferred shareholders of Target Fund APS would represent the respective pro rata number of Acquiring Fund APS due such shareholder. See "Terms of the Reorganization Agreement--Surrender and Exchange of Share Certificates" below for a description of the procedures to be followed by Target Fund shareholders to obtain their Acquiring Fund Common Shares or Acquiring Fund APS (and cash in lieu of fractional shares, if any).

  As a result of the Reorganization, every holder of Target Fund Common Shares would own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional shares) will have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder's Target Fund Common Shares immediately prior to the Closing Date less the costs of the Reorganization. Since the Acquiring Fund Common Shares will be issued at net asset value in exchange for the net assets of the Target Fund having a value equal to the aggregate net asset value of those Acquiring Fund Common Shares, the net asset value per share of Acquiring Fund Common Shares should remain virtually unchanged by the Reorganization except for its share of the reorganization costs. Similarly, the aggregate liquidation preference of the Acquiring Fund APS to be issued to the Target Fund will equal the aggregate liquidation preference of the Target Fund APS. Each holder of Target Fund APS would receive Acquiring Fund APS that would have an aggregate liquidation preference immediately after the Closing Date equal to the aggregate liquidation preference of that shareholder's Target Fund APS immediately prior to the Closing Date. The liquidation preference per share of the Acquiring Fund APS will remain unchanged by the Reorganization. Thus, the Reorganization will result in no dilution of net asset value of the Target Fund Common Shares or Acquiring Fund Common Shares, other than to reflect the costs of the Reorganization, and will result in no dilution of the value per share of Acquiring Fund APS or Target Fund APS. However, as a result of the Reorganization, a shareholder of either Fund will hold a reduced percentage of ownership in the larger combined entity than he or she did in either of the separate Funds.

  No sales charge or fee of any kind will be charged to shareholders of the Target Fund in connection with their receipt of Acquiring Fund Common Shares or Acquiring Fund APS in the Reorganization. Holders of Target Fund APS will find that the auction dates and dividend payment dates for the Acquiring Fund APS received in the Reorganization are ordinarily (i.e., except in the case of a special dividend period) on a 28 day schedule, similar to the schedule of dividend payment dates for Target Fund APS. The auction procedures for the Acquiring Fund APS and the Target Fund APS are similar. As a result of the Reorganization, the last dividend period for the Target Fund APS prior to the Closing Date and the initial dividend period for the Acquiring Fund APS issued in connection with the Reorganization after the Closing Date may be shorter than the ordinary dividend period for such shares.

TERMS OF THE REORGANIZATION AGREEMENT


  The following is a summary of the significant terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, attached as Appendix A to the Reorganization Statement of Additional Information.


  VALUATION OF ASSETS AND LIABILITIES. The respective assets of each of the Funds will be valued after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the Closing Date. For the purpose of determining the net asset value of a Common Share of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding Preferred Shares of the Fund is divided by the total number of Common Shares of the Fund outstanding at such time. Daily expenses, including the fees payable to the Adviser, will accrue on the Closing Date.

  AMENDMENTS AND CONDITIONS. The Reorganization Agreement may be amended at any time prior to the Closing Date with respect to any of the terms therein. The obligations of each Fund pursuant to the Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval by the shareholders of the Target Fund, approval of the issuance of additional Acquiring Fund Common Shares by common shareholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

  POSTPONEMENT; TERMINATION. Under the Reorganization Agreement, the Board of Trustees of either Fund may cause the Reorganization to be postponed or abandoned in certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so.

  The Reorganization Agreement may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of Trustees of the Funds and (ii) by the Board of Trustees of either Fund if any condition to that Fund's obligations set forth in the Reorganization Agreement has not been fulfilled or waived by such Board.

  SURRENDER AND EXCHANGE OF SHARE CERTIFICATES. After the Closing Date, each holder of an outstanding certificate or certificates formerly representing Target Fund Common Shares will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of Acquiring Fund Common Shares distributable with respect to such holder's Target

Fund Common Shares, together with cash in lieu of any fractional Acquiring Fund Common Shares held in an account other than a Dividend Reinvestment Plan account. Promptly after the Closing Date, the transfer agent for the Acquiring Fund Common Shares will mail to each holder of certificates formerly representing Target Fund Common Shares a letter of transmittal for use in surrendering his or her certificates for certificates representing Acquiring Fund Common Shares and cash in lieu of any fractional shares held in an account other than a Dividend Reinvestment Plan account.

  Please do not send in any share certificates at this time. Upon consummation of the Reorganization, holders of Target Fund Common Shares will be furnished with instructions for exchanging their share certificates for Acquiring Fund share certificates and, if applicable, cash in lieu of fractional shares.


  From and after the Closing Date, certificates formerly representing Target Fund Common Shares will be deemed for all purposes to evidence ownership of the number of full Acquiring Fund Common Shares distributable with respect to the Target Fund Common Shares held before the Reorganization as described above, provided that, until such share certificates have been so surrendered, no dividends payable to the holders of record of Target Fund Common Shares as of any date subsequent to the Closing Date will be reinvested pursuant to the Acquiring Fund's Dividend Reinvestment Plan, but will instead be paid in cash. Once such Target Fund share certificates have been surrendered, participants in the Target Fund's Dividend Reinvestment Plan will automatically be enrolled in the Dividend Reinvestment Plan of the Acquiring Fund.


  From and after the Closing Date, there will be no transfers on the share transfer books of the Target Fund. If, after the Closing Date, certificates representing Target Fund Common Shares are presented to the Acquiring Fund, they will be cancelled and exchanged for certificates representing Acquiring Fund Common Shares and cash in lieu of fractional shares, if applicable, distributable with respect to such Target Fund Common Shares in the Reorganization.

  Preferred Shares are held in "street name" by the Depository Trust Company and all transfers will be accomplished by book entry.


  EXPENSES OF THE REORGANIZATION. In the event the Reorganization is approved and completed, the expenses of the Reorganization will be shared by the Target Fund and the Acquiring Fund in proportion to their respective projected annual expense savings as a result of the Reorganization. In the event the Reorganization is not completed, the Adviser will bear the costs associated with the Reorganization.


MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

  The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the

Internal Revenue Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Prospective investors must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

  It is a condition to closing the Reorganization that each of the Target Fund and the Acquiring Fund receives an opinion from Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden Arps"), dated as of the Closing Date, regarding the characterization of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

    - No gain or loss will be recognized by the Target Fund or the Acquiring Fund upon the transfer to the Acquiring Fund of substantially all of the assets of the Target Fund in exchange for Acquiring Fund Common Shares and Acquiring Fund APS and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund and the subsequent liquidation of the Target Fund.

    - No gain or loss will be recognized by a shareholder of the Target Fund who exchanges, as the case may be, all of his, her or its Target Fund Common Shares for Acquiring Fund Common Shares pursuant to the Reorganization (except with respect to cash received in lieu of a fractional share of the Acquiring Fund, as discussed below) or all of his, her or its Target Fund APS for Acquiring Fund APS pursuant to the Reorganization.


    - The aggregate tax basis of the Acquiring Fund Common Shares or Acquiring Fund APS, as the case may be, received by a shareholder of the Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional share for which cash is received).

    - The holding period of the Acquiring Fund Common Shares or Acquiring Fund APS, as the case may be, received by a shareholder of the Target Fund pursuant to the Reorganization will include the holding period of the shares of the Target Fund surrendered in exchange therefor.


    - A shareholder of the Target Fund that receives cash in lieu of a fractional Acquiring Fund Common Share pursuant to the Reorganization will recognize capital gain or loss with respect to the fractional share in an amount equal to the difference between the amount of cash received for the fractional share and the portion of such shareholder's tax basis in its Target Fund Common Shares that is allocable to the fractional share. The capital gain or loss will be long-term if the holding period for such Target Fund Common Shares is more than one year as of the date of the exchange.


    - The Acquiring Fund's tax basis in the Target Fund's assets received by the Acquiring Fund pursuant to the Reorganization will equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization, and the Acquiring Fund's holding period of such assets will include the period during which the assets were held by the Target Fund.

  The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Internal Revenue Code, which are the same rules currently applicable to the Target Fund and its shareholders.


  The opinion of Skadden Arps will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the Reorganization Agreement and as described herein. An opinion of counsel is not binding on the IRS or any court.



SHAREHOLDER APPROVAL



  Under the Declaration of Trust of the Target Fund (as amended to date and including the Certificate of Vote of the Target Fund), relevant Massachusetts law and the rules of the NYSE and CHX, shareholder approval of the Reorganization Agreement requires the affirmative vote of shareholders of the Target Fund representing more than 50% of the outstanding Target Fund Common Shares and Target Fund APS entitled to vote, each voting separately as a class.

 ------------------------------------------------------------------------------
        PROPOSAL 2: ISSUANCE OF ADDITIONAL ACQUIRING FUND COMMON SHARES
 ------------------------------------------------------------------------------

  Pursuant to the Reorganization Agreement, which is described more fully under "Proposal 1: Reorganization of the Target Fund" herein, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for Acquiring Fund Common Shares and Acquiring Fund APS. The Target Fund will distribute Acquiring Fund Common Shares to holders of Target Fund Common Shares and Acquiring Fund APS to holders of Target Fund APS, and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit holders of Acquiring Fund Common Shares.


  The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value of the Target Fund Common Shares held immediately prior to the Reorganization, less the costs of the Reorganization (though holders of Target Fund Common Shares may receive cash for their fractional shares). The aggregate liquidation preference of Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference of Target Fund APS held immediately prior to the Reorganization. The Reorganization will result in no dilution of net asset value of the Acquiring Fund Common Shares, other than to reflect the costs of the Reorganization. No gain or loss will be recognized by the Acquiring Fund or its shareholders in connection with the Reorganization. The Acquiring Fund will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.


  In connection with the Reorganization and as contemplated by the Reorganization Agreement, the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such shares on the NYSE and the CHX. While applicable state and federal law does not require the shareholders of the Acquiring Fund to approve the Reorganization, applicable NYSE and CHX rules require the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund Common Shares to be issued in connection with the Reorganization.

SHAREHOLDER APPROVAL

  Shareholder approval of the issuance of additional Acquiring Fund Common Shares requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represents more than 50% in interest of all securities entitled to vote on the proposal. For more information regarding voting requirements, see the section entitled "Other Information--Voting Information and Requirements" below.

------------------------------------------------------------------------------
                               OTHER INFORMATION
------------------------------------------------------------------------------

VOTING INFORMATION AND REQUIREMENTS


  GENERAL. A list of shareholders of each Fund entitled to be present and vote at the Special Meeting will be available at the offices of the Funds, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Special Meeting.



  RECORD DATE. The Board of Trustees of each Fund has fixed the close of business on June 13, 2005 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. At the Record Date, the Target Fund had outstanding 6,519,397 Target Fund Common Shares and 2,000 Target Fund APS and the Acquiring Fund had outstanding 5,563,438 Acquiring Fund Common Shares and 2,240 Acquiring Fund APS.


  PROXIES. Shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed proxy card and more fully described below. Shareholders of each Fund have the opportunity to submit their voting instructions via the internet by utilizing a program provided by a third-party vendor hired by the Funds, or by "touch-tone" telephone voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To use the internet, please access the internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders submitting their voting instructions via the internet should understand that there may be costs associated with internet access, such as usage charges from internet access providers and telephone companies, that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the applicable Fund at the address indicated above, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the internet or automated telephone or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

  All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the approval of each proposal. Abstentions and broker non-votes (i.e., where a nominee, such as a broker, holding shares for beneficial owners, votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) are not treated as votes "FOR" a proposal.


  With respect to Proposal 1, abstentions and broker non-votes have the same effect as votes "AGAINST" the proposals since their approvals are based on the affirmative vote of a majority of the total Target Fund Common Shares outstanding and a majority of the total Target Fund APS outstanding. With respect to Proposal 2, abstentions will not be treated as votes "FOR" the proposal but will be counted as votes cast on the proposal and will therefore have the same effect as votes "AGAINST" the proposal. Broker non-votes will not be treated as votes "FOR" the proposal and will not be counted as votes cast on the proposal and will therefore have the effect of reducing the aggregate number of shares voting on the proposal and reducing the number of votes "FOR" required to approve the proposal.



  With respect to each proposal, a majority of the outstanding shares of each class entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.


  CERTAIN VOTING INFORMATION REGARDING TARGET FUND APS. Pursuant to the rules of the NYSE, Target Fund APS held in "street name" may be voted under certain conditions by broker-dealer firms and counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the Special Meeting or, if adjourned, one business day before the day to which the Special Meeting is adjourned. These conditions include, among others, that (i) at least 30% of the Target Fund's Preferred Shares outstanding have voted on the Reorganization and (ii) less than 10% of the Target Fund's Preferred Shares outstanding have voted against the Reorganization. In such instance, the broker-dealer firm will vote such uninstructed Target Fund APS on the Reorganization in the same proportion as the votes cast by all holders of Target Fund APS who voted on the Reorganization. The Target Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders of the Target Fund exists.

SHAREHOLDER INFORMATION


  As of June 13, 2005, to the knowledge of the Funds, no shareholder owned beneficially more than 5% of the respective Fund's outstanding Common Shares.



  To the knowledge of the Funds, no trustee or executive officers owned, directly or beneficially, Common Shares of the Funds as of June 13, 2005 and no trustees or executive officers owned Preferred Shares of the Funds as of that date.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


  Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require the Funds' trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of a Fund's equity securities to file forms with the SEC and the NYSE, as applicable, reporting their affiliation with such Fund and reports of ownership and changes in ownership of Fund shares. These persons and entities are required by SEC regulation to furnish the applicable Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year, its trustees, officers, investment adviser and affiliated persons of the investment adviser complied with the applicable filing requirements.


SHAREHOLDER PROPOSALS


  To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC generally require that, among other things, a shareholder's proposal must be received at the offices of the relevant Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder's Fund should send such proposal to the respective Fund at the principal executive offices of the Fund at 1221 Avenue of the Americas, New York, New York 10020.



  Information regarding the deadline for timely submission of proposals intended to be presented at the year 2006 Annual Meetings of the Funds will be provided in the proxy statement relating to the 2005 Annual Meetings of the Funds, which is expected to take place later this year. If the Reorganization of the Target Fund is approved and completed prior to its 2005 Annual Meeting, such Fund will cease to exist and will not hold its 2005 Annual Meeting.


SOLICITATION OF PROXIES


  Solicitation of proxies on behalf of the Funds is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about July 6, 2005. Shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, telegraph, facsimile or oral communication. The Funds have retained Computershare Fund Services ("CFS") to make telephone calls to shareholders to remind them to vote. CFS will be paid a project management fee as well as fees charged on a per call basis and certain other expenses. Management estimates that the telephone solicitation by CFS will cost approximately $10,919 for the Target Fund and $10,263 for the Acquiring Fund. Proxy solicitation expenses are an expense of the Reorganization which will be borne by the Target Fund and the Acquiring Fund in proportion to their projected annual expense savings as a result of the Reorganization.


LEGAL MATTERS


  Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of Acquiring Fund Common Shares and Acquiring Fund APS will be passed upon by Skadden Arps, which serves as counsel to the Target Fund and the Acquiring Fund. Wayne W. Whalen, a partner of Skadden Arps, is a trustee of both the Target Fund and the Acquiring Fund.


OTHER MATTERS TO COME BEFORE THE MEETING

  The Board of Trustees of each Fund knows of no business other than that described in this Joint Proxy Statement/Prospectus which will be presented for consideration at the Special Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote proxies in accordance with their best judgment.


  In the event that a quorum is present at the Special Meeting but sufficient votes to approve any of the proposals are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies on such proposals, provided that the Board of Trustees of each Fund determines that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Special Meeting to be adjourned.

  If you cannot be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card promptly or please record your voting instructions by telephone or via the internet. No postage is necessary if the enclosed proxy card is mailed in the United States.

                                       Lou Anne McInnis
                                       Assistant Secretary
                                       Van Kampen Florida Quality
                                         Municipal Trust
                                       Van Kampen Trust for Investment
                                         Grade Florida Municipals

June 30, 2005

                                   EXHIBIT I


                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:

  A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

                         LONG-TERM ISSUE CREDIT RATINGS

  Issue credit ratings are based, in varying degrees, on the following considerations:

        - Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

        - Nature of and provisions of the obligation;

        - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

  AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


                               SPECULATIVE GRADE


  BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


  CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.


  C: A subordinated debt or preferred stock obligation rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

  D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

  N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

                        SHORT-TERM ISSUE CREDIT RATINGS

  A-1: A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

  Aaa: Obligations rated Aaa are judged to be of the highest quality with minimal credit risk.

  Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

  A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

  Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

  Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

  B: Obligations rated B are considered speculative and are subject to high credit risk.

  Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

  Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

  C: Obligations rated C are the lowest rated class of bonds, and are typically in default, with little prospect for recovery of principal or interest.

  Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

  Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

        -- Notes containing features that link interest or principal to the credit performance of any third party or parties.


        -- Notes allowing for negative coupons, or negative principal.


        -- Notes containing any provision that could obligate the investor to make any additional payments.

        -- Notes containing provisions that subordinate the claim.

  For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

  Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR symbol.

                               SHORT-TERM RATINGS


  Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

                                      P-1

  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

                                      P-2

  Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

                                      P-3

  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

                                       NP

  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

  NOTE: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

                         [VAN KAMPEN INVESTMENTS LOGO]

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                   SUBJECT TO COMPLETION, DATED JUNE 29, 2005


                      STATEMENT OF ADDITIONAL INFORMATION

          RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF

                   VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

                        BY AND IN EXCHANGE FOR SHARES OF

            VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS


                              DATED JUNE 30, 2005


     This Statement of Additional Information is available to the shareholders of Van Kampen Florida Quality Municipal Trust (the "Target Fund") in connection with a proposed transaction (the "Reorganization") whereby Van Kampen Trust for Investment Grade Florida Municipals (the "Acquiring Fund") will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued common shares of beneficial interest, par value $0.01 per share ("Acquiring Fund Common Shares"), and newly-issued auction preferred shares with a par value of $0.01 per share and a liquidation preference of $25,000 per share ("Acquiring Fund APS"). The Target Fund will distribute Acquiring Fund Common Shares to holders of common shares of the Target Fund ("Target Fund Common Shares") and Acquiring Fund APS to holders of auction preferred shares of the Target Fund ("Target Fund APS"), and will then terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act"), and dissolve under applicable state law. A copy of a form of the Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund is attached hereto as Appendix A. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Proxy Statement/Prospectus.


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated June 30, 2005 relating to the proposed Reorganization of the Target Fund into the Acquiring Fund. A copy of the Proxy Statement/Prospectus may be obtained, without charge, by writing to the Van Kampen Client Relations Department at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by calling (800) 341-2929 (TDD users may call (800) 421-2833).


     The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

                               TABLE OF CONTENTS


                                                              Page
                                                              ----
Trustees and Officers.......................................  S-2
Investment Advisory Agreement...............................  S-13
Other Agreements............................................  S-14
Fund Management.............................................  S-16
Code of Ethics..............................................  S-18
Portfolio Transactions and Brokerage Allocation.............  S-18
Other Information...........................................  S-21
Financial Statements........................................  S-21
Pro Forma Financial Statements..............................  S-21
Appendix A Form of Agreement and Plan of Reorganization.....  A-1
Appendix B Certificate of Vote of Trustees..................  B-1
Appendix C Acquiring Fund Annual Report Dated October 31,
  2004......................................................  C-1
Appendix D Acquiring Fund Semi-Annual Report Dated April 30,
  2005......................................................  D-1
Appendix E Target Fund Annual Report Dated October 31,
  2004......................................................  E-1
Appendix F Target Fund Semi-Annual Report Dated April 30,
  2005......................................................  F-1
Appendix G Proxy Voting Procedures..........................  G-1
Appendix H Pro Forma Financial Statements...................  H-1

                             TRUSTEES AND OFFICERS

GENERAL


     The business and affairs of each Fund are managed under the direction of each Fund's Board of Trustees and each Fund's officers appointed by the Board of Trustees. The Acquiring Fund and the Target Fund share the same Board of Trustees and executive officers. The tables below list the trustees and executive officers of each Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Administrator"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Reorganization Statement of Additional Information. Trustees of the Funds generally serve three-year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.


                              INDEPENDENT TRUSTEES

                                                                                         NUMBER OF
                                                 TERM OF                                  FUNDS IN
                                                OFFICE AND                                  FUND
                                 POSITION(S)    LENGTH OF                                 COMPLEX
NAME, AGE AND ADDRESS             HELD WITH        TIME       PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUNDS         SERVED      DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (59)               Trustee      Trustee         Chairman and Chief             82       Trustee/Director/
Blistex Inc.                                  since 1991      Executive Officer of                    Managing General
1800 Swift Drive                              Target Fund;    Blistex Inc., a consumer                Partner of funds in
Oak Brook, IL 60523                           1992 Acquiring  health care products                    the Fund Complex.
                                              Fund            manufacturer. Director of
                                                              the Heartland Alliance, a
                                                              nonprofit organization
                                                              serving human needs based
                                                              in Chicago. Director of
                                                              St. Vincent de Paul
                                                              Center, a Chicago based
                                                              day care facility serving
                                                              the children of low
                                                              income families. Board
                                                              member of the Illinois
                                                              Manufacturers'
                                                              Association.

Jerry D. Choate (66)             Trustee      Trustee         Prior to January 1999,         80       Trustee/Director/
33971 Selva Road                              of the Funds    Chairman and Chief                      Managing General
Suite 130                                     since 2003      Executive Officer of the                Partner of funds in
Dana Point, CA 92629                                          Allstate Corporation                    the Fund Complex.
                                                              ("Allstate") and Allstate               Director of Amgen
                                                              Insurance Company. Prior                Inc., a
                                                              to January 1995,                        biotechnological
                                                              President and Chief                     company, and Director
                                                              Executive Officer of                    of Valero Energy
                                                              Allstate. Prior to August               Corporation, an
                                                              1994, various management                independent refining
                                                              positions at Allstate.                  company.

                                                                                         NUMBER OF
                                                 TERM OF                                  FUNDS IN
                                                OFFICE AND                                  FUND
                                 POSITION(S)    LENGTH OF                                 COMPLEX
NAME, AGE AND ADDRESS             HELD WITH        TIME       PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUNDS         SERVED      DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Rod Dammeyer+ (64)               Trustee      Trustee         President of CAC, L.L.C.,      82       Trustee/Director/
CAC, L.L.C.                                   since 1991      a private company                       Managing General
4350 LaJolla Village Drive                    Target Fund;    offering capital                        Partner of funds in
Suite 980                                     1992 Acquiring  investment and management               the Fund Complex.
San Diego, CA 92122-6223                      Fund            advisory services. Prior                Director of
                                                              to February 2001, Vice                  Stericycle, Inc.,
                                                              Chairman and Director of                Ventana Medical
                                                              Anixter International,                  Systems, Inc., and
                                                              Inc., a global                          GATX Corporation, and
                                                              distributor of wire,                    Trustee of The
                                                              cable and communications                Scripps Research
                                                              connectivity products.                  Institute. Prior to
                                                              Prior to July 2000,                     January 2005 Trustee
                                                              Managing Partner of                     of the University of
                                                              Equity Group Corporate                  Chicago Hospitals and
                                                              Investment (EGI), a                     Health Systems. Prior
                                                              company that makes                      to April 2004,
                                                              private investments in                  Director of
                                                              other companies.                        TheraSense, Inc.
                                                                                                      Prior to January
                                                                                                      2004, Director of
                                                                                                      TeleTech Holdings
                                                                                                      Inc. and Arris Group,
                                                                                                      Inc. Prior to May
                                                                                                      2002, Director of
                                                                                                      Peregrine Systems
                                                                                                      Inc. Prior to
                                                                                                      February 2001,
                                                                                                      Director of IMC
                                                                                                      Global Inc. Prior to
                                                                                                      July 2000, Director
                                                                                                      of Allied Riser
                                                                                                      Communications Corp.,
                                                                                                      Matria Healthcare
                                                                                                      Inc., Transmedia
                                                                                                      Networks, Inc., CNA
                                                                                                      Surety, Corp. and
                                                                                                      Grupo Azcarero Mexico
                                                                                                      (GAM).

Linda Hutton Heagy (56)          Trustee      Trustee of the  Managing Partner of            80       Trustee/Director/
Heidrick & Struggles                          Funds           Heidrick & Struggles, an                Managing General
233 South Wacker Drive                        since 2003      executive search firm.                  Partner of funds in
Suite 7000                                                    Trustee on the University               the Fund Complex.
Chicago, IL 60606                                             of Chicago Hospitals
                                                              Board, Vice Chair of the
                                                              Board of the YMCA of
                                                              Metropolitan Chicago and
                                                              a member of the Women's
                                                              Board of the University
                                                              of Chicago. Prior to
                                                              1997, Partner of Ray &
                                                              Berndtson, Inc., an
                                                              executive recruiting
                                                              firm. Prior to 1996,
                                                              Trustee of The
                                                              International House
                                                              Board, a fellowship and
                                                              housing organization for
                                                              international graduate
                                                              students. Prior to 1995,
                                                              Executive Vice President
                                                              of ABN AMRO, N.A., a bank
                                                              holding company. Prior to
                                                              1990, Executive Vice
                                                              President of The Exchange
                                                              National Bank.

                                                                                         NUMBER OF
                                                 TERM OF                                  FUNDS IN
                                                OFFICE AND                                  FUND
                                 POSITION(S)    LENGTH OF                                 COMPLEX
NAME, AGE AND ADDRESS             HELD WITH        TIME       PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUNDS         SERVED      DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (52)            Trustee      Trustee of      Director and President of      80       Trustee/Director/
1744 R Street, NW                             the Funds       the German Marshall Fund                Managing General
Washington, DC 20009                          since 2003      of the United States, an                Partner of funds in
                                                              independent U.S.                        the Fund Complex.
                                                              foundation created to
                                                              deepen understanding,
                                                              promote collaboration and
                                                              stimulate exchanges of
                                                              practical experience
                                                              between Americans and
                                                              Europeans. Formerly,
                                                              advisor to the Dennis
                                                              Trading Group Inc., a
                                                              managed futures and
                                                              option company that
                                                              invests money for
                                                              individuals and
                                                              institutions. Prior to
                                                              1992, President and Chief
                                                              Executive Officer,
                                                              Director and member of
                                                              the Investment Committee
                                                              of the Joyce Foundation,
                                                              a private foundation.

Howard J Kerr (69)               Trustee      Trustee of      Prior to 1998, President       82       Trustee/Director/
736 North Western Avenue                      the Funds       and Chief Executive                     Managing General
P.O. Box 317                                  since 1992      Officer of Pocklington                  Partner of funds in
Lake Forest, IL 60045                                         Corporation, Inc., an                   the Fund Complex.
                                                              investment holding                      Director of the Lake
                                                              company. Director of the                Forest Bank & Trust.
                                                              Marrow Foundation.

Jack E. Nelson (68)              Trustee      Trustee of      President of Nelson            80       Trustee/Director/
423 Country Club Drive                        the Funds       Investment Planning                     Managing General
Winter Park, FL 32789                         since 2003      Services, Inc., a                       Partner of funds in
                                                              financial planning                      the Fund Complex.
                                                              company and registered
                                                              investment adviser in the
                                                              State of Florida.
                                                              President of Nelson Ivest
                                                              Brokerage Services Inc.,
                                                              a member of the NASD,
                                                              Securities Investors
                                                              Protection Corp. and the
                                                              Municipal Securities
                                                              Rulemaking Board.
                                                              President of Nelson Sales
                                                              and Services Corporation,
                                                              a marketing and services
                                                              company to support
                                                              affiliated companies.


                                                                                         NUMBER OF
                                                 TERM OF                                  FUNDS IN
                                                OFFICE AND                                  FUND
                                 POSITION(S)    LENGTH OF                                 COMPLEX
NAME, AGE AND ADDRESS             HELD WITH        TIME       PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUNDS         SERVED      DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Hugo F. Sonnenschein+ (64)       Trustee      Trustee of      President Emeritus and         82       Trustee/Director/
1126 E. 59th Street                           the Funds       Honorary Trustee of the                 Managing General
Chicago, IL 60637                             since 1994      University of Chicago and               Partner of funds in
                                                              the Adam Smith                          the Fund Complex.
                                                              Distinguished Service                   Director of Winston
                                                              Professor in the                        Laboratories, Inc.
                                                              Department of Economics
                                                              at the University of
                                                              Chicago. Prior to July
                                                              2000, President of the
                                                              University of Chicago.
                                                              Trustee of the University
                                                              of Rochester and a member
                                                              of its investment
                                                              committee. Member of the
                                                              National Academy of
                                                              Sciences, the American
                                                              Philosophical Society and
                                                              a fellow of the American
                                                              Academy of Arts and
                                                              Sciences.

Suzanne H. Woolsey, Ph.D. (63)   Trustee      Trustee of the  Chief Communications           80       Trustee/Director/
815 Cumberstone Road                          Funds since     Officer of the National                 Managing General
Harwood, MD 20776                             2003            Academy of Sciences/                    Partner of funds in
                                                              National Research                       the Fund Complex.
                                                              Council, an independent,                Director of Fluor
                                                              federally chartered                     Corp., an
                                                              policy institution, from                engineering,
                                                              2001 to November 2003 and               procurement and
                                                              Chief Operating Officer                 construction
                                                              from 1993 to 2001.                      organization, since
                                                              Director of the Institute               January 2004 and
                                                              for Defense Analyses, a                 Director of Neurogen
                                                              federally funded research               Corporation, a
                                                              and development center,                 pharmaceutical
                                                              Director of the German                  company, since
                                                              Marshall Fund of the                    January 1998.
                                                              United States, Director
                                                              of the Rocky Mountain
                                                              Institute and Trustee of
                                                              Colorado College. Prior
                                                              to 1993, Executive
                                                              Director of the
                                                              Commission on Behavioral
                                                              and Social Sciences and
                                                              Education at the National
                                                              Academy of Sciences/
                                                              National Research
                                                              Council. From 1980
                                                              through 1989, Partner of
                                                              Coopers & Lybrand.

                              INTERESTED TRUSTEES*


                                                                                          NUMBER OF
                                            TERM OF                                        FUNDS IN
                                           OFFICE AND                                        FUND
                              POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUNDS       SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (51)       Trustee and  Trustee of  President of funds in the Fund         80       Trustee/Director/
1221 Avenue of the Americas   President    the Funds   Complex. Chairman, President,                   Managing General
New York, NY 10020                         since       Chief Executive Officer and                     Partner of funds in
                                           2003;       Director of the Adviser and Van                 the Fund Complex.
                                           President   Kampen Advisors Inc. since
                                           of the      December 2002. Chairman,
                                           Funds       President and Chief Executive
                                           since 2003  Officer of Van Kampen Investments
                                                       since December 2002. Director of
                                                       Van Kampen Investments since
                                                       December 1999. Chairman and
                                                       Director of Van Kampen Funds Inc.
                                                       since December 2002. President,
                                                       Director and Chief Operating
                                                       Officer of Morgan Stanley
                                                       Investment Management since
                                                       December 1998. President and
                                                       Director since April 1997 and
                                                       Chief Executive Officer since
                                                       June 1998 of Morgan Stanley
                                                       Investment Advisors Inc. and
                                                       Morgan Stanley Services Company
                                                       Inc. Chairman, Chief Executive
                                                       Officer and Director of Morgan
                                                       Stanley Distributors Inc. since
                                                       June 1998. Chairman since June
                                                       1998, and Director since January
                                                       1998 of Morgan Stanley Trust.
                                                       Director of various Morgan
                                                       Stanley subsidiaries. President
                                                       of the Morgan Stanley Funds since
                                                       May 1999. Previously Chief
                                                       Executive Officer of Van Kampen
                                                       Funds Inc. from December 2002 to
                                                       July 2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc. and
                                                       Morgan Stanley Services Company
                                                       Inc. and Executive Vice President
                                                       of Morgan Stanley Distributors
                                                       Inc. from April 1997 to June
                                                       1998. Chief Executive Officer
                                                       from September 2002 to April 2003
                                                       and Vice President from May 1997
                                                       to April 1999 of the Morgan
                                                       Stanley Funds.

Richard F. Powers, III* (58)  Trustee      Trustee of  Advisory Director of Morgan            82       Trustee/Director/
1221 Avenue of the Americas                the Funds   Stanley. Prior to December 2002,                Managing General
New York, NY 10020                         since 1999  Chairman, Director, President,                  Partner of funds in
                                                       Chief Executive Officer and                     the Fund Complex.
                                                       Managing Director of Van Kampen
                                                       Investments and its investment
                                                       advisory, distribution and other
                                                       subsidiaries. Prior to December
                                                       2002, President and Chief
                                                       Executive Officer of funds in the
                                                       Fund Complex. Prior to May 1998,
                                                       Executive Vice President and
                                                       Director of Marketing at Morgan
                                                       Stanley and Director of Dean
                                                       Witter, Discover & Co. and Dean
                                                       Witter Realty. Prior to 1996,
                                                       Director of Dean Witter Reynolds
                                                       Inc.

                                                                                          NUMBER OF
                                            TERM OF                                        FUNDS IN
                                           OFFICE AND                                        FUND
                              POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUNDS       SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (65)         Trustee      Trustee     Partner in the law firm of             82       Trustee/Director/
333 West Wacker Drive                      since 1991  Skadden, Arps, Slate, Meagher &                 Managing General
Chicago, IL 60606                          Target      Flom LLP, legal counsel to funds                Partner of funds in
                                           Fund; 1992  in the Fund Complex.                            the Fund Complex.
                                           Acquiring                                                   Director of the
                                           Fund                                                        Abraham Lincoln
                                                                                                       Presidential Library
                                                                                                       Foundation.

------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates. Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

+ Designated as Preferred Shares Trustee.

                                    OFFICERS


                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    FUNDS           SERVED    DURING PAST 5 YEARS
Ronald E. Robison (66)          Executive Vice      Officer of  Executive Vice President and Principal Executive Officer of
1221 Avenue of the Americas     President and       the Funds   Funds in the Fund Complex since May 2003. Chief Executive
New York, NY 10020              Principal           since 2003  Officer and Chairman of Investor Services. Managing Director
                                Executive                       of Morgan Stanley. Chief Administrative Officer, Managing
                                Officer                         Director and Director of Morgan Stanley Investment Advisors
                                                                Inc., Morgan Stanley Services Company Inc. and Managing
                                                                Director and Director of Morgan Stanley Distributors Inc.
                                                                Chief Executive Officer and Director of Morgan Stanley
                                                                Trust. Executive Vice President and Principal Executive
                                                                Officer of the Institutional and Retail Morgan Stanley
                                                                Funds; Director of Morgan Stanley SICAV; previously Chief
                                                                Global Operations Officer and Managing Director of Morgan
                                                                Stanley Investment Management Inc.

Joseph J. McAlinden (62)        Executive Vice      Officer of  Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas     President and       the Funds   Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020              Chief Investment    since 2002  Management Inc. and Morgan Stanley Investments LP and
                                Officer                         Director of Morgan Stanley Trust for over 5 years. Executive
                                                                Vice President and Chief Investment Officer of funds in the
                                                                Fund Complex. Managing Director and Chief Investment Officer
                                                                of Van Kampen Investments, the Adviser and Van Kampen
                                                                Advisors Inc. since December 2002.

Amy R. Doberman (43)            Vice President      Officer of  Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                         the Funds   Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                  since 2004  Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                and the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex as of August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeltus Investment Management,
                                                                Inc from January 1997 to July 2000.

Stefanie V. Chang Yu (38)       Vice President      Officer of  Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     and Secretary       the Funds   Vice President and Secretary of funds in the Fund Complex.
New York, NY 10020                                  since 2003

John L. Sullivan (49)           Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza                Officer             since 1991  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                          Target      Director of Van Kampen Investments, the Adviser, Van Kampen
                                                    Fund; 1992  Advisors Inc. and certain other subsidiaries of Van Kampen
                                                    Acquiring   Investments, Vice President, Chief Financial Officer and
                                                    Fund        Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management. Prior
                                                                to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

James W. Garrett (36)           Chief Financial     Officer of  Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     Officer and         the Funds   Chief Financial Officer and Treasurer of Morgan Stanley
New York, NY 10020              Treasurer           since 2005  Institutional Funds since 2002 and of funds in the Fund
                                                                Complex since 2005.


---------------

COMPENSATION

     Each trustee/director/managing general partner (hereinafter referred to in this section as "trustee") who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Administrator (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Funds and earn a rate of return determined by reference to the return on the common shares of the Funds or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Funds may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Funds. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Funds prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Funds. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Funds.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                                Fund Complex
                                                            -----------------------------------------------------
                                                                                   Aggregate
                                                                                   Estimated
                                                            Aggregate Pension       Maximum            Total
                           Aggregate Compensation from:       or Retirement     Annual Benefits    Compensation
                          -------------------------------   Benefits Accrued     from the Fund    before Deferral
                                             Acquiring         as Part of        Complex Upon        from Fund
         Name(1)          Target Fund(2)      Fund(3)          Expenses(4)       Retirement(5)      Complex(6)
         -------          --------------   --------------   -----------------   ---------------   ---------------
INDEPENDENT TRUSTEES
David C. Arch                 $2,195           $2,150           $ 35,277           $147,500          $192,530
Jerry D. Choate                2,846            2,775             82,527            126,000           200,002
Rod Dammeyer                   2,201            2,336             63,782            147,500           208,000
Linda Hutton Heagy             2,645            2,574             24,465            142,500           184,784
R. Craig Kennedy               2,846            2,775             16,911            142,500           200,002
Howard J Kerr                  2,401            2,356            140,743            146,250           208,000
Jack E. Nelson                 2,846            2,775             97,294            109,500           200,002
Hugo F. Sonnenschein           2,401            2,356             64,476            147,500           208,000
Suzanne H. Woolsey             2,846            2,775             58,450            142,500           200,002

INTERESTED TRUSTEE
Wayne W. Whalen(1)             2,401            2,356             72,001            147,500           208,000


------------------------------------

(1) Trustees not eligible for compensation are not included in the Compensation Table. Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund and certain other funds in the Fund Complex. J. Miles Branagan retired as a member of the Board of Trustees of the Funds and other funds in the Fund Complex on December 31, 2004. Theodore
    A. Myers retired from the Board of Trustees of the Funds and other funds in the Fund Complex as of December 31, 2003.

(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Target Fund's fiscal year ended October 31, 2004. The following trustees deferred compensation from the Target Fund during the fiscal year ended October 31, 2004: Mr. Choate, $2,846; Mr. Dammeyer, $2,201; Ms. Heagy, $2,645; Mr. Nelson, $2,846; Mr. Sonnenschein, $2,401; and Mr. Whalen, $2,401. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Target Fund as of October 31, 2004 is as follows: Mr. Choate, $3,768; Mr. Dammeyer, $42,583; Ms. Heagy, $3,616; Mr. Kerr, $28,002;
    Mr. Nelson, $3,736; Mr. Sonnenschein, $37,299; and Mr. Whalen, $36,609. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Acquiring Fund's fiscal year ended October 31, 2004. The following trustees deferred compensation from the Acquiring Fund during the fiscal year ended October 31, 2004: Mr. Choate, $2,775; Mr. Dammeyer, $2,336; Ms. Heagy, $2,574; Mr. Nelson, $2,775; Mr. Sonnenschein, $2,356; and Mr. Whalen, $2,356. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Acquiring Fund as of October 31, 2004 is as follows: Mr. Choate, $4,465; Mr. Kerr, $55,245; Mr. Dammeyer, $71,954; Ms. Heagy, $4,335; Mr. Nelson, $4,427; Mr.
    Sonnenschein, $62,796; and Mr. Whalen, $60,599. The deferred compensation plan is described above the Compensation Table.

(4) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2004. The retirement plan is described above the Compensation Table.

(5) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such person's anticipated retirement. The retirement plan is described above the Compensation Table.

(6) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2004 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

BOARD COMMITTEES


     The Board of Trustees of each Fund has the same three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Funds as defined by the 1940 Act and (2) are "independent" of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

     The Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and
R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Funds' independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Funds' annual audit and considers any comments which the independent registered public accounting firm may have regarding the Funds' financial statements, books of account or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of the Funds with management as well as with the independent registered public accounting firm of the Funds, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Trustees of the Funds that the Funds' audited financial statements be included in the Funds' annual reports to shareholders for the most recent fiscal year for filing with the SEC.



     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices.


     The Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Funds, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Funds select and nominate any other nominee Independent Trustees for the Funds. While the Independent Trustees of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees of the Funds at the Funds' offices 1221 Avenue of the Americas, New York, New York 10020 or directly to the Independent Trustees at the address specified above for each trustee.

     During the Funds' last fiscal year, the Board of Trustees held 16 meetings. During the Funds' last fiscal year, the audit committee of the Board held 5 meetings, the brokerage and services committee of the Board held 4 meetings and the governance committee of the Board held 5 meetings.

SHARE OWNERSHIP

     Excluding any deferred compensation balances as described in the Compensation Table, as of December 31, 2004, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Funds beneficially owned equity securities of each such Fund and of all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.

                2004 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES


                                                                             TRUSTEE
                                    ------------------------------------------------------------------------------------------
                                      ARCH    CHOATE   DAMMEYER    HEAGY    KENNEDY    KERR    NELSON   SONNENSCHEIN  WOOLSEY
                                    --------  -------  --------  ---------  --------  -------  -------  ------------  --------
Dollar range of equity securities
 in the Target Fund...............    None     None      None      None       None     None     None        None        None
Dollar range of equity securities
 in the Acquiring Fund............    None     None      None      None       None     None     None        None        None
Aggregate dollar range of equity
 securities in all registered
 investment companies overseen by
 trustee in the Fund Complex......  $50,001-    $1-      over    $50,001-     over      $1-      $1-      $10,001-    $10,001-
                                    $100,000  $10,000  $100,000  $100,000   $100,000  $10,000  $10,000    $50,000     $50,000


INTERESTED TRUSTEES


                                                                        TRUSTEE
                                                              ----------------------------
                                                               MERIN     POWERS    WHALEN
                                                              --------  --------  --------
Dollar range of equity securities in the Target Fund........    None      None      None
Dollar range of equity securities in the Acquiring Fund.....    None      None      None
Aggregate dollar range of equity securities in all
 registered investment companies overseen by trustee in the
 Fund Complex...............................................    over      over      over
                                                              $100,000  $100,000  $100,000

     Including deferred compensation balances (which are amounts deferred and thus retained by the Funds as described in the Compensation Table), as of December 31, 2004, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Funds had in the aggregate, combining beneficially owned equity securities and deferred compensation of each such Fund and of all of the funds in the Fund Complex overseen by the trustee, the dollar range of amounts specified below.

          2004 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

INDEPENDENT TRUSTEES


                                                                            TRUSTEE
                                  --------------------------------------------------------------------------------------------
                                    ARCH     CHOATE   DAMMEYER   HEAGY    KENNEDY     KERR     NELSON   SONNENSCHEIN  WOOLSEY
                                  --------  --------  --------  --------  --------  --------  --------  ------------  --------
Dollar range of equity
 securities and deferred
 compensation in the Target
 Fund...........................    None      None      None      None      None      None      None        None        None
Dollar range of equity
 securities and deferred
 compensation in the Acquiring
 Fund...........................    None      None      None      None      None      None      None        None        None
Aggregate dollar range of equity
 securities and deferred
 compensation in all registered
 investment companies overseen
 by trustee in Fund Complex.....  $50,001-    over      over      over      over      over      over        over      $10,000-
                                  $100,000  $100,000  $100,000  $100,000  $100,000  $100,000  $100,000    $100,000    $50,001


INTERESTED TRUSTEES


                                             TRUSTEE
                                  ------------------------------
                                   MERIN      POWERS     WHALEN
                                  --------   --------   --------
Dollar range of equity
 securities and deferred
 compensation in the Target
 Fund...........................    None       None       None
Dollar range of equity
 securities and deferred
 compensation in the Acquiring
 Fund...........................    None       None       None
Aggregate dollar range of equity
 securities and deferred
 compensation in all registered
 investment companies overseen
 by trustee in the Fund
 Complex........................    over       over       over
                                  $100,000   $100,000   $100,000


                         INVESTMENT ADVISORY AGREEMENT

     Each Fund and the Adviser are parties to an investment advisory agreement (each an "Advisory Agreement"). Under an Advisory Agreement, a Fund retains the Adviser to manage the investment of such Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement such Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to such Fund, renders periodic reports to such Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of such Fund if elected to such positions. A Fund, however, bears the costs of its day-to-day operations, including auction agent fees, fees for broker-dealers participating in auctions of such Fund's APS, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of such Fund (other than those who are affiliated persons of the Adviser, Administrator or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to a Fund for any actions or omissions in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Advisory Agreement.

     Each Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by a Fund's Board of Trustees or (ii) by a vote of a majority of a Fund's outstanding voting securities and (b) by a vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. Each Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

     In approving each Advisory Agreement, the Board of Trustees, including the non-interested trustees, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of a Fund compared to other similar investment companies, the Adviser's expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees also reviewed the benefit to the Adviser of receiving research paid for by Fund assets and the propriety of such an arrangement and evaluated other benefits the Adviser derives from its relationship with a Fund. The Board of Trustees considered the extent to which any economies of scale experienced by the Adviser are shared with a Fund's shareholders, and the propriety of alternative breakpoints in a Fund's advisory fee schedule. The Board of Trustees considered comparative advisory fees of a Fund and other investment companies at different asset levels. The Board of Trustees reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Trustees discussed the financial strength of the Adviser and its affiliated companies and the capability of the personnel of the Adviser. The Board of Trustees reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees, including the non-interested trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of each Advisory Agreement was in the best interests of the respective Fund and its shareholders.

ADVISORY FEES

     The Adviser received the approximate advisory fees from each Fund as follows:

                                                         FISCAL YEAR ENDED OCTOBER 31,
                                                         ------------------------------
                                                           2004       2003       2002
                                                         --------   --------   --------
Target Fund............................................  $949,891   $957,184   $951,182
Acquiring Fund.........................................  $905,311   $916,744   $916,841

                                OTHER AGREEMENTS


ADMINISTRATIVE SERVICES AGREEMENT



     Each Fund was a party to an administrative services agreement. The administrative services provided by the Administrator to each Fund included record keeping and reporting responsibilities with respect to each Fund's portfolio and preferred shares and providing certain services to shareholders. Prior to May 14, 2002, each Fund paid the Administrator a monthly administrative services fee at the annual rate of 0.20% of the average net assets of each Fund. Prior to June 1, 2004, each Fund paid the Administrator a monthly administrative services fee at the annual rate of 0.05% of the average net assets of each Fund. Effective June 1, 2004, the administrative services fee was reduced from 0.05% to 0.00%. The administrative services agreement for each Fund was terminated effective May 26, 2005.



ADMINISTRATIVE SERVICES FEES



     The Administrator received the approximate administrative services fees from each Fund as follows:


                                                           FISCAL YEAR ENDED OCTOBER 31,
                                                          -------------------------------
                                                            2004       2003       2002
                                                          --------   --------   ---------
Target Fund.............................................  $46,318    $79,764    $205,280
Acquiring Fund..........................................  $44,134    $76,395    $197,747

ACCOUNTING SERVICES AGREEMENT

     Each Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to each Fund supplementary to those provided by the custodian. Such services are expected to enable each Fund to more closely monitor and maintain its accounts and records. Each Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. Each Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

ACCOUNTING SERVICES FEES

     The Adviser received the approximate accounting services fees from each Fund as follows:

                                                           FISCAL YEAR ENDED OCTOBER 31,
                                                           ------------------------------
                                                             2004       2003       2002
                                                           --------   --------   --------
Target Fund..............................................  $14,856    $16,157    $17,609
Acquiring Fund...........................................  $14,772    $11,205    $12,445

LEGAL SERVICES AGREEMENT

     Each Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation, accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Of the total costs for legal services provided to the funds, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

LEGAL SERVICES FEES

     Van Kampen Investments received the approximate legal services fees from each Fund as follows:

                                                           FISCAL YEAR ENDED OCTOBER 31,
                                                           ------------------------------
                                                             2004       2003       2002
                                                           --------   --------   --------
Target Fund..............................................  $14,294    $13,928    $10,546
Acquiring Fund...........................................  $13,548    $12,944    $15,208

                                FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS


     As of October 31, 2004, Thomas Byron managed 7 registered investment companies with a total of approximately $2.7 billion in assets; he did not manage any other accounts.



     As of October 31, 2004, Robert Wimmel managed 36 registered investment companies with a total of approximately $11.0 billion in assets; he did not manage any other accounts.



     As of October 31, 2004, John Reynoldson managed 33 registered investment companies with a total of approximately $7.8 billion in assets; he did not manage any other accounts.


     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Funds, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Funds. The portfolio managers of the Funds do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION

     STRUCTURE. Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include:

     - Cash Bonus;

     - Morgan Stanley's Equity Incentive Compensation Program (EICP) awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

     - Investment Management Deferred Compensation Plan (IMDCP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu.

     - Select Employees' Capital Accumulation Program (SECAP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Adviser or its affiliates, and

     - Voluntary Equity Incentive Compensation Program (VEICP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include

     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     - Contribution to the business objectives of the Adviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market compensation survey research by independent third parties.

     - Other qualitative factors, such as contributions to client objectives.

     - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

     Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS


     As of each Fund's fiscal year end, none of the portfolio managers owned equity securities of either Fund.



                                 CODE OF ETHICS


     The Funds and the Adviser have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Funds, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Funds or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Funds. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Funds or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of each Fund's portfolio business, the policies and practices in this regard are subject to review by each Fund's Board of Trustees.

     As most transactions made by a Fund are principal transactions at net prices, a Fund generally incurs little or no brokerage costs. The portfolio securities in which a Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. A Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to each Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include
(a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which a Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with a Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with a Fund and the Adviser if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations among a Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of such Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Certain broker-dealers, through which a Fund may effect securities transactions, are affiliated persons (as defined in the 1940 Act) of a Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. Each Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for each Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.


     Neither Fund paid commissions to affiliated brokers during the last three fiscal years. Each Fund paid the following commissions to brokers during the fiscal years shown:



                                                           AFFILIATED BROKERS
                                           ALL BROKERS   MORGAN STANLEY DW INC.
                                           -----------   ----------------------
COMMISSIONS PAID:
  Acquiring Fund
     Fiscal year ended October 31,
       2004..............................      $0                  $0
     Fiscal year ended October 31,
       2003..............................      $0                  $0
     Fiscal year ended October 31,
       2002..............................      $0                  $0
  Target Fund
     Fiscal year ended October 31,
       2004..............................      $0                  $0
     Fiscal year ended October 31,
       2003..............................      $0                  $0
     Fiscal year ended October 31,
       2002..............................      $0                  $0
FISCAL YEAR 2004 PERCENTAGES:
  Acquiring Fund
     Commissions with affiliate to total
       commissions....................................              0%
     Value of brokerage transactions with affiliate to
       total transactions.............................              0%
  Target Fund
     Commissions with affiliate to total
       commissions....................................              0%
     Value of brokerage transactions with affiliate to
       total transactions.............................              0%



     During the last fiscal year of each Fund, neither Fund paid brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.

                               OTHER INFORMATION

CUSTODY OF ASSETS

     All securities owned by the Funds and all cash, including proceeds from the sale of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Funds.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD


     The Funds' Proxy Voting Policy and Procedures are included as Appendix G to this Statement of Additional Information. Information on how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling (800) 341-2929 or by visiting our web site at www.vankampen.com. This information is also available on the SEC's web site at http://www.sec.gov.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     An independent registered public accounting firm for the Funds performs an annual audit of the Fund's financial statements. Each Fund's Board of Trustees has engaged Deloitte & Touche LLP, located at Two Prudential Plaza, 180 North Stetson, Chicago, Illinois 60601-6710, to be each Fund's independent registered public accounting firm.


                              FINANCIAL STATEMENTS


     Incorporated herein by reference and included in their respective entireties are (i) the audited financial statements of the Acquiring Fund for the fiscal year ended October 31, 2004, as included in Appendix C hereto, (ii) the unaudited financial statements of the Acquiring Fund for the six-month period ended April 30, 2005, as included in Appendix D hereto, (iii) the audited financial statements of the Target Fund for fiscal year ended October 31, 2004, as included in Appendix F hereto and (iv) the unaudited financial statements of the Target Fund for the six-month period ended April 30, 2005, as included in Appendix F hereto.


                         PRO FORMA FINANCIAL STATEMENTS


     Set forth in Appendix H hereto are unaudited pro forma financial statements of the Acquiring Fund giving effect to the Reorganization which include: (i) Pro Forma Condensed Statements of Assets and Liabilities at October 31, 2004, (ii) Pro Forma Condensed Statement of Operations for the one year period ended October 31, 2004 and (iii) Pro Forma Portfolio of Investments at October 31, 2004.

                                   APPENDIX A

                                    FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

         In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Van Kampen XXXXXX, a registered closed-end investment company, File No. 811-XXXX (the "Target Fund") and Van Kampen XXXXXX (the "Acquiring Fund"), a registered closed-end investment company, File No. 811-XXXX, each hereby agree as follows:

1.       Representations and Warranties of the Acquiring Fund.

         The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

         (a) The Acquiring Fund is a trust, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of its jurisdiction of organization, and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

         (b) The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a [non-]diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect. The Acquiring Fund has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Section 851 of the Internal Revenue Code (the "Code") at all times since its inception and intends to continue to so qualify until consummation of the reorganization contemplated hereby (the "Reorganization") and thereafter.


         (c) The Target Fund has been furnished with the Acquiring Fund's Annual Report to Shareholders for the fiscal year ended XXXX, 2004, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent registered public accounting firm, fairly present the financial position of the Acquiring Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.


         (d) An unaudited statement of assets, liabilities and capital of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 5(d) of this Agreement), will be furnished to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Common Shares and Acquiring Fund APS to be issued pursuant to Section 6 of this Agreement; each will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

         (e) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

         (f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

         (g) The Acquiring Fund is not obligated under any provision of its Declaration of Trust, as amended, or its by-laws, as amended, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

         (h) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (k) below) or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

         (i) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to in subsection (c) above, those incurred in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Target Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the financial statements referred to in subsection (c) above.

         (j) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

         (k) The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement of the Target Fund and the Acquiring Fund with respect to the transactions contemplated herein (the "Joint Proxy Statement/Prospectus"), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the "N-14 Registration Statement"), on its effective date, at the time of the shareholders' meetings referred to in Section 8(a) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

         (l)      The Acquiring Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share (the "Acquiring Fund Common Shares"), and XXXX preferred shares of beneficial interest, par value $.01 per share. The Board of Trustees of the Acquiring Fund has designated XXXX preferred shares as Auction Preferred Shares ("Acquiring Fund APS"). Each outstanding Acquiring Fund Common Share and each Acquiring Fund APS of the Acquiring Fund is fully paid and, except as provided in Section 5.1 of the Acquiring Fund's Declaration of Trust, nonassessable, and has full voting rights.

         (m) The Acquiring Fund Common Shares and the Acquiring Fund APS to be issued to the Target Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and, except as provided in Section 5.1 of the Acquiring Fund's Declaration of Trust, nonassessable and will have full voting rights, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

         (n) At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the Target Fund for distribution to the shareholders of the Target Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

         (o) At or prior to the Closing Date, the Acquiring Fund APS to be transferred to the Target Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of APS of the Target Fund presently are qualified, and there are a sufficient number of Acquiring Fund APS registered under the 1933 Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

         (p) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee and shareholder approvals necessary to issue the Acquiring Fund Common Shares and the Acquiring Fund APS to the Target Fund.


         (q) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

         (r) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its inception; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

2.       Representations and Warranties of the Target Fund.

         The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

         (a) The Target Fund is a trust, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of the jurisdiction of its organization, and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

         (b) The Target Fund is duly registered under the 1940 Act as a [non-]diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect. The Target Fund has elected and qualified for the special tax treatment afforded RICs under
                  Section 851 of the Code at all times since its inception, and intends to continue to so qualify through its taxable year ending upon liquidation.

         (c) As used in this Agreement, the term "Target Fund Investments" shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund or liabilities incurred as of the Valuation Time.

         (d) The Target Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.


         (e) The Acquiring Fund has been furnished with the Target Fund's Annual Report to Shareholders for the fiscal year ended XXXX, 2004, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent registered public accounting firm, fairly present the financial position of the Target Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.


         (f) An unaudited statement of assets, liabilities and capital of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time, will be furnished to the Acquiring Fund at or prior to the Closing Date for the purpose of determining the number of shares of Acquiring Fund Common Shares and Acquiring Fund APS to be issued to the Target Fund pursuant to Section 3 of this Agreement; each will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

         (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

         (h) There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

         (i) The Target Fund is not obligated under any provision of its Declaration of Trust, as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

         (j) The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

         (k) The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

         (l) At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

         (m) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

         (n) The N-14 Registration Statement, on its effective date, at the time of the shareholders' meetings called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and
                  (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

         (o) The Target Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share (the "Target Fund Common Shares"), and XXXX preferred shares of beneficial interest, par value $.01 per share. The Board of Trustees of the Acquiring Fund has designated XXXX preferred shares as Target Fund Preferred Shares (the "Target Fund Preferred Shares"). Each outstanding Target Fund Common Share and each of the outstanding Target Fund Preferred Shares is fully paid and, except as provided in Section 5.1 of the Target Fund's Declaration of Trust, nonassessable, and has full voting rights.

         (p) All of the issued and outstanding Target Fund Common Shares and Target Fund Preferred Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

         (q) The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

         (r) The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Common Shares or Acquiring Fund APS to be received in the Reorganization, except in distribution to the shareholders of the Target Fund, as provided in Section 3 of this Agreement.

         (s) The Target Fund has elected to qualify and has qualified as a "RIC" under the Code as of and since its inception; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

3.       The Reorganization.

         (a) Subject to receiving the requisite approvals of the shareholders of the Target Fund, and to the other terms and conditions contained herein, (i) the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments), and assume substantially all of the liabilities of the Target Fund, in exchange for that number of Target Fund Common Shares and Target Fund Preferred Shares provided in
                  Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Target Fund will distribute all Acquiring Fund Common Shares and Acquiring Fund APS received by it to its shareholders in exchange for their Target Fund Common Shares and Target Fund Preferred Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Target Fund based on their respective holdings in the Target Fund as of the Valuation Time.

         (b) If it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, (a) nothing herein will require the Target Fund to dispose of any portfolios, securities or other investments, if, in the reasonable judgment of the Target Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund, and
                  (b) nothing will permit the Target Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquiring Fund.

         (c) Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to their respective shareholders all of their respective net investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date. In this regard and in connection with the Reorganization, the last dividend period for the Target Fund Preferred Shares prior to the Closing Date may be shorter than the dividend period for such Target Fund Preferred Shares determined as set forth in the applicable Certificate of Vote pertaining to such Target Fund Preferred Shares.

         (d) The Target Fund will pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

         (e) The Valuation Time shall be 4:00 p.m., Eastern time, on XXXX, 2005, or such earlier or later day and time as may be mutually agreed upon in writing (the "Valuation Time").

         (f) Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(j) of this Agreement.

         (g) The Target Fund will be terminated following the Closing Date by terminating its registration under the 1940 Act and its organization under Massachusetts law and will withdraw its authority to do business in any state where it is required to do so.

         (h) The Acquiring Fund will file with the Secretary of State of The Commonwealth of Massachusetts, as required, any amendment to its Certificate of Vote establishing the powers, rights and preferences of the Acquiring Fund APS prior to the closing of the Reorganization.

4. Issuance and Valuation of Acquiring Fund Common Shares and Acquiring Fund APS in the Reorganization.

Acquiring Fund Common Shares and Acquiring Fund APS of an aggregate net asset value or aggregate liquidation preference, as the case may be, equal to the value of the assets of the Target Fund acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the Reorganization, shall be issued by the Acquiring Fund to the Target Fund in exchange for such assets of the Target Fund. The Acquiring Fund will issue to the Target Fund (i) a number of Acquiring Fund Common Shares, the aggregate net asset value of which will equal the aggregate net asset value of the Target Fund Common Shares, determined as set forth below, and (ii) a number of Acquiring Fund APS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of the Target Fund Preferred Shares, determined as set forth below.

The net asset value of each of the Funds and the liquidation preference and value of each of the Target Fund Preferred Shares and the Acquiring Fund APS shall be determined as of the Valuation Time in accordance with the regular procedures of the investment adviser, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time. The value of the Target Fund Investments to be transferred to the Acquiring Fund shall be determined pursuant to the regular procedures of the investment adviser.

Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares and the liquidation preference and value per share of the Acquiring Fund APS shall be determined in accordance with such procedures and the Acquiring Fund shall certify the computations involved. For purposes of determining the net asset value of each of a Target Fund Common Share and an Acquiring Fund Common Share, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of Target Fund Preferred Shares or Acquiring Fund APS, as the case may be, is divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.

 The Acquiring Fund shall issue to the Target Fund separate certificates or share deposit receipts for the Acquiring Fund Common Shares and the Acquiring Fund APS, each registered in the name of the Target Fund. The Target Fund shall then distribute the Acquiring Fund Common Shares and the Acquiring Fund APS to the holders of Target Fund Common Shares and Target Fund Preferred Shares by redelivering the certificates or share deposit receipts evidencing ownership of
(i) the Acquiring Fund Common Shares to EquiServe Trust Company, N.A., as the transfer agent and registrar for the Acquiring Fund Common Shares, for distribution to the holders of Target Fund Common Shares on the basis of such holder's proportionate interest in the aggregate net asset value of the Target Fund Common Shares and (ii) the Acquiring Fund APS to Deutsche Bank Trust Company Americas, as the transfer agent and registrar for the Acquiring Fund APS, for distribution to the holders of Target Fund Preferred Shares on the basis of such holder's proportionate interest in the aggregate liquidation preference and value of the Target Fund Preferred Shares. With respect to any Target Fund shareholder holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such shareholder to receive new certificates evidencing ownership of the Acquiring Fund Common Shares or Acquiring Fund APS, exchange Acquiring Fund Common Shares or Acquiring Fund APS credited to such shareholder's account for shares of other investment companies managed by the Adviser or any of its affiliates, or pledge or redeem such Acquiring Fund Common Shares or Acquiring Fund APS, in any case, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or Target Fund Preferred Shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or Target Fund Preferred Shares, as the case may be, or post adequate bond therefor.

         No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund's transfer agent, EquiServe Trust Company, N.A., will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale upon surrender of such holder's certificates representing Acquiring Fund Common Shares.

5.      Payment of Expenses.


         (a) With respect to expenses incurred in connection with the Reorganization, the Target Fund and the Acquiring Fund will share, in proportion to their respective projected annual expense savings, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of materials distributed to each Fund's Board of Trustees; expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; costs of printing and distributing the Joint Proxy Statement/ Prospectus; legal fees incurred preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes; auditing fees associated with each Fund's financial statements; stock exchange fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization.


         (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and the investment adviser shall pay all expenses incurred by each Fund in connection with the Reorganization.

6.      Covenants of the Funds.

         (a) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

         (b) The Target Fund agrees that following the consummation of the Reorganization, it will terminate in accordance with the laws of The Commonwealth of Massachusetts and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares or Acquiring Fund APS other than to its respective shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

         (c) The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

         (d) The Acquiring Fund will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act the 1940 Act, and the rules and regulations thereunder and the state securities laws.

         (e) The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

         (f) Each of the Funds agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

                           The intention of the parties is that the transaction
                  contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden"), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party's execution of representations reasonably requested by and addressed to Skadden.

                           In connection with this covenant, the Funds agree to
                  cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund's taxable period first ending after the Closing Date and for all prior taxable periods.

                           After the Closing Date, the Target Fund shall
                  prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by such fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Fund to the extent such expenses have been accrued by such Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by the investment adviser or an affiliate thereof.

         (g) The Target Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.


         (h) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a [non-] diversified, closed-end management investment company registered under the 1940 Act.

7.      Closing Date.

         (a) Delivery of the assets of the Target Fund to be transferred, together with any other Target Fund Investments, and the Acquiring Fund Common Shares and Acquiring Fund APS to be issued as provided in this Agreement, shall be made at such place and time as the Funds shall mutually agree on the next full business day following the Valuation Time, or at such other time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the "Closing Date." To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund's account with its custodian at the earliest practicable date thereafter.

         (b) The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.

         (c) As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Target Fund on the Closing Date and the number of Target Fund Common Shares and Target Fund Preferred Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund or by its President.

8.    Conditions of the Target Fund.

         The obligations of the Target Fund hereunder shall be subject to the following conditions:

         (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of the Target Fund and by the affirmative vote of the holders of a majority of each of the outstanding Target Fund Common Shares and Target Fund Preferred Shares, each voting separately as a class; and that the Acquiring Fund shall have delivered to the Target Fund a copy of the resolution approving this Agreement adopted by the Board of Trustees of the Acquiring Fund, and a certificate setting forth the vote of holders of Acquiring Fund Common Shares approving the issuance of additional Acquiring Fund Common Shares, each certified by its Secretary.

         (b) That the Target Fund shall have received from the Acquiring Fund a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of such Fund's investments, all as of the Valuation Time, certified on the Target Fund's behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by the Fund's President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of such Fund's most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

         (c) That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund's President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

         (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

         (e) The Target Fund shall have received the opinion(s) of Skadden, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund substantially in the form and to the effect that:

                  (i) the Acquiring Fund is duly formed and validly existing under the laws of its state of organization;

                  (ii) the Acquiring Fund is registered as a closed-end, management investment company under the 1940 Act;

                  (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund, and this Agreement has been duly executed and delivered by the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;

                  (iv) neither the execution or delivery by the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the transactions contemplated hereby violate any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;

                  (v) the Acquiring Fund Common Shares and Acquiring Fund APS have each been duly authorized and, upon issuance thereof in accordance with this Agreement, each will be validly issued, fully paid and, except as provided in Section 5.1 of the Acquiring Fund's Declaration of Trust, nonassessable; and

                  (vi) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund of this Agreement and the consummation of the transactions herein contemplated do not require, under the laws of its state of organization or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them;

         (f) The Target Fund shall have obtained an opinion from Skadden, Arps, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Internal Revenue Code.

         (g) That all proceedings taken by each of the Funds and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the others.

         (h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

9.       Acquiring Fund Conditions.

         The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

         (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of the Acquiring Fund and that the issuance of additional Acquiring Fund Common Shares shall have been approved by the affirmative vote of a majority of votes cast, where total votes cast represented over 50% of all securities entitled to vote; and the Target Fund shall have delivered to the Acquiring Fund a copy of the resolution approving this Agreement adopted by the Target Fund's Board of Trustees, and a certificate setting forth the vote of the holders of Target Fund Common Shares and Target Fund Preferred Shares obtained, each certified by its Secretary.

         (b) That the Target Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on such Fund's behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by such Fund's President

                  (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of such Fund's most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

         (c) That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by such Fund's President (or any Vice President) or its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

         (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

         (e) That the Acquiring Fund shall have received the opinion of Skadden, counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

                  (i) the Target Fund is duly formed and validly existing under the laws of its state of organization;

                  (ii) the Target Fund is registered as a closed-end, management investment company under the 1940 Act;

                  (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Target Fund, and this Agreement has been duly executed and delivered by the Target Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Target Fund;

                  (iv) neither the execution or delivery by the Target Fund of this Agreement nor the consummation by the Target Fund of the transactions contemplated hereby violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by the Target Fund as being applicable to the Target Fund; and

                  (v) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Target Fund of the Agreement and the consummation of the transactions herein contemplated do not require, under the laws of its state of organization or any state in which the Target Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them;


         (f) That the Acquiring Fund shall have obtained an opinion from Skadden, counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

         (g) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

         (h) That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

         (i) That prior to the Closing Date the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date. In this regard, the last dividend period for the Target Fund Preferred Shares may be shorter than the dividend period for such APS determined as set forth in the applicable Certificate of Vote.

10.      Termination, Postponement and Waivers.

         (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Funds) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Trustees of the

                  Funds, (ii) by the Board of Trustees of the Target Fund if any condition of the Target Fund's obligations set forth in
                  Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Trustees of the Acquiring Fund if any condition of the Acquiring Fund's obligations set forth in Section 9 of this Agreement have not been fulfilled or waived by such Board.

         (b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2005, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Trustees of the Funds.

         (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

         (d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of any Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective fund, on behalf of which such action is taken.

         (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Fund nor any of its officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or shareholder of either Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders, to which that officer, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

         (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of Trustees of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Funds unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Common Shares or Acquiring Fund APS to be issued to the Acquired Funds, as applicable, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Funds prior to the meetings at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Funds promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.      Indemnification.

         (a) Each party (an "Indemnitor") shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each an "Indemnified

                  Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

         (b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain indemnitor's prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.      Other Matters.

         (a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

         (b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to the Target Fund c/o Van Kampen Asset Management, 1221 Avenue of the Americas, New York, New York 10020, Attention: General Counsel, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o Van Kampen Asset Management, 1221 Avenue of the Americas, New York, New York 10020, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

         (c) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of Illinois applicable to agreements made and to be performed in said state.

         (d) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund as provided in such Fund's Declaration of Trust. The execution and delivery of this Agreement has been authorized by the trustees of each Fund and signed by authorized officers of each Fund, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund as provided in such Funds' Declaration of Trust.

         This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

         IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                       VAN KAMPEN XXXXXXXXXXXXX
                                       XXXXXXXXXXXXXXXXXXXXXX



                                       -----------------------------------------
                                       [Name]
                                       [Title]
Attest: [Name]
[Title]

                                       VAN KAMPEN XXXXXXXXXXXXX
                                       XXXXXXXXXXXXXXXXXXXX



                                       -----------------------------------------
                                       [Name]
                                       [Title]
Attest: [Name]
[Title]

                                   APPENDIX B
                         Certificate of Vote of Trustees

                                                          Federal Identification
                                                                  No. 36-6981630

                        THE COMMONWEALTH OF MASSACHUSETTS

                 Office of the Massachusetts Secretary of State
                       Michael Joseph Connolly, Secretary
                    One Ashburton Place, Boston, Mass. 02108

                  CERTIFICATE OF VOTE OF TRUSTEES ESTABLISHING
                                PREFERRED SHARES

         I, Ronald A. Nyberg, Secretary, of Van Kampen Merritt Trust For Investment Grade Florida Municipals (the "Fund") located at One Parkview Plaza, Oakbrook Terrace, IL 60181, do hereby certify that at a meeting of the trustees of the Fund held on May 14, 1992, the following vote establishing and designating preferred shares of beneficial interest and determining the relative rights and preferences thereof was duly adopted:

         First: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article VI of its Declaration of Trust (which, as amended or restated from time to time is, together with this Certificate of Vote, herein called the "Declaration of Trust"), the Board of Trustees hereby authorizes the issuance of 800 shares of its authorized preferred shares of beneficial interest, par value $.01 per share ("Preferred Shares"), liquidation preference of $50,000 per share, designated Auction Preferred Shares (the "APS").

         Second: The preferences, voting powers, qualifications, and special or relative rights or privileges of the preferred shares of beneficial interest are as follows:

                                   DESIGNATION

         APS: The 800 preferred shares of beneficial interest, $.01 par value, liquidation preference $50,000 per share, are hereby designated "Auction Preferred Shares". Each share of APS shall be issued on June 10, 1992; have an Applicable Rate for its Initial Dividend Period (which period shall continue to and including Tuesday, January 19, 1993) equal to 3.45% per annum; have an initial Dividend Payment Date of Wednesday, July 1, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in Part I and Part II of this Certificate of Vote. The APS shall constitute a separate series of Preferred Shares of the Fund, and each share of APS shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

         No holder of APS shall have, solely by reason of being such a holder of APS, any right to acquire, purchase or subscribe for any APS, common shares of beneficial interest, par value $.01 per share, of the Fund or other securities of the Fund which it may hereafter issue or sell (whether out of the number of shares authorized by the Declaration of Trust, or out of any shares acquired by the Fund after the issuance thereof, or otherwise).

                                     PART I

         1. Number of Shares; Ranking. (a) No fractional APS shall be issued.

              (b) Any APS which at any time have been redeemed or purchased by the Fund shall, after such redemption or purchase, have the status of authorized but unissued Preferred Shares.

              (c) The APS shall rank on a parity with shares of any other series of Preferred Shares (including any other series of APS) as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

         2. Dividends. (a) The Holder of any of the APS shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends at the Applicable Rate per annum thereof, determined as set forth in paragraph (c) of this Section 2, and no more (except to the extent set forth in Section 12 of this Part I), payable on the respective dates (each a "Dividend Payment Date") determined as set forth in paragraph (b) of this Section 2. Dividends on any of the APS shall accumulate at the Applicable Rate per annum from the Date of Original Issue thereof.

              (b) (i) Dividends shall be payable subject to subparagraph (b)
(ii) of this Section 2, on Wednesday, July 1, 1992, and the first Business Day of each calendar month thereafter, provided that in any calendar month in which an Auction Date is scheduled to occur, dividends shall be payable on the first Business Day next succeeding such Auction Date, subject to certain exceptions, provided that if the Fund, subject to the conditions set forth in Section 4 of this Part I, designates any Subsequent Dividend Period as a Special Dividend Period, dividends will be payable: (1) with respect to a Special Dividend Period of less than 35 days, the day after the last day thereof, and (2) with respect to a Special Dividend Period of 35 days or more, the first Business Day of each calendar month thereafter provided that, in any calendar month in which an Auction Date is scheduled to occur, dividends shall be payable on the first Business Day next succeeding such Auction Date.

After any Special Dividend Period, dividends on such APS shall be payable, subject to subparagraph (b)(ii) of this Section 2, on the first Business Day of each calendar month thereafter, provided that in any calendar month in which an Auction Date for such APS is scheduled to occur, dividends shall be payable on the first Business Day next succeeding such Auction Date, subject in each case to the options of the Fund to further designate from time to time any Subsequent Dividend Period thereof as a Special Dividend Period.

                  (ii) In the case of dividends that would otherwise be payable on a Sunday, Monday, Tuesday, Wednesday, Thursday, Friday or Saturday as determined by subparagraph (b) (i) of this Section 2, including clause (1), (2) or (3) of the proviso thereto, if (i) the Sunday, Monday or Tuesday that would otherwise be the Dividend Payment Date is not a Business Day, then dividends shall be payable on the first Business Day that falls after such Sunday, Monday or Tuesday, or (ii) the Wednesday, Thursday, Friday or Saturday that would otherwise be the Dividend Payment Date is not a Business Day, then dividends shall be payable on the first Business Day that falls prior to such Wednesday, Thursday, Friday or Saturday.

                  (iii) The Fund shall pay to the Auction Agent not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for the APS, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of APS on such Dividend Payment Date.

                  (iv) All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any late charges pursuant to subparagraph (c)(i) of this Section 2) shall be held in trust for the payment of such dividends (and any such late charge) by the Auction Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any late charge) will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.

                  (v) Each dividend on the APS shall be paid on the Dividend Payment Date therefor to the Holders as their names appear on the share books of the Fund on the Business Day next preceding such Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

              (c) (i) The dividend rate on the APS during the period from and after the Date of Original Issue thereof to and including the last day of the Initial Dividend Period therefor shall be equal to the rate per annum set forth with respect to such APS under "Designation," above. For each Subsequent Dividend Period of any of the APS outstanding thereafter, the dividend rate on such APS shall be equal to the rate per annum that results from an Auction for such APS on the Auction Date next preceding such Subsequent Dividend Period; provided, however, that if an Auction for any Subsequent Dividend Period of any of the APS is not held for any reason or if a Failure to Deposit occurs and such failure has not been cured as set forth below prior to any succeeding Subsequent Dividend Period thereof, then, subject to the next succeeding provision, the dividend rate on the APS for any such Subsequent Dividend Period shall be the Maximum Rate (as defined herein) for such APS on the Auction Date for such Subsequent Dividend Period; provided, further, however, that if any Failure to Deposit shall have occurred with respect to any of the APS during any Rate Period thereof, and prior to 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with the next succeeding sentence or the Fund shall not have paid to the Auction Agent a late charge equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period on the APS, an amount computed by multiplying (x) 200% of the "AA" Composite Commercial Paper Rate (or Treasury Rate, if applicable) for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with the next succeeding sentence (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 365, and applying the rate obtained against the aggregate liquidation preference of the outstanding APS and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the APS, if any, for which Notice of Redemption has been given by the Fund pursuant to paragraph (b) of Section 3 of this Part I, an amount computed by multiplying (x) 200% of the "AA" Composite Commercial Paper Rate (or Treasury Rate, if applicable) for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with the next succeeding sentence (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 365, and applying the rate obtained against the aggregate liquidation preference of the outstanding shares of APS to be redeemed. A Failure to Deposit with respect to the APS shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction

Agent) with respect to any Rate Period if, not later than 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on the APS and (B) without duplication, the Redemption Price for the APS, if any, for which Notice of Redemption has been given by the Fund pursuant to paragraph (b) of Section 3 of this Part I.

                  (ii) The amount of dividends per share payable on the APS on any date on which dividends shall be payable on the APS shall be computed by multiplying the respective Applicable Rate for such APS in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period is a Rate Period, or is contained in a Rate Period, of less than one year and 360 for all other Dividend Periods, and applying the rate obtained against $50,000.

              (d) Any dividend payment made on the APS shall first be credited against the earliest accumulated but unpaid dividends due with respect to such APS.

              (e) Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares ranking, as to the payment of dividends, on a parity with the APS for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the APS through the most recent Dividend Payment Date for such APS. When dividends are not paid in full upon the APS through their most recent respective Dividend Payment Dates or upon the shares of any other class or series of shares ranking on a parity as to the payment of dividends with the APS through their most recent respective dividend payment dates, all dividends declared upon the APS and any other such class or series of shares ranking on a parity as to the payment of dividends with the APS shall be declared pro rata so that the amount of dividends declared per share on the APS and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the APS and such other class or series of shares bear to each other (for purposes of this sentence, the amount of dividends declared per share shall be based on the Applicable Rate for such shares for the Dividend Periods during which dividends were not paid in full). Holders of the APS shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on the APS. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the APS which may be in arrears, and, except to the extent set forth in subsection (c)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

              (f) Dividends on the APS shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Internal Revenue Code of 1986, as amended from time to time.

              (g) The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the APS have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

         3. Redemption. (a)(i) Upon giving a Notice of Redemption, as provided below, the Fund at its option may redeem any of the APS, in whole or in part, on the Second Business Day next preceding any Dividend Payment Date applicable to those shares of APS called for redemption, out of funds legally available therefor, at the Optional Redemption Price; provided that during a Special Dividend Period of 365 days or more no share of APS will be subject to optional redemption during any Non-Call Period; provided, that any of the APS may not be redeemed in part if after such partial redemption fewer than 250 shares of such APS remain outstanding.

                  (ii) If fewer than all of the outstanding APS are to be redeemed pursuant to subparagraph (a)(i) of this Section 3, the number of APS to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of such APS in proportion to the number of such shares held by such Holders.

                  (iii) No APS shall be redeemed pursuant to subparagraphs
         (a)(i) or (a)(ii) of this Section 3 unless, on the date on which the Fund intends to give notice of such redemption pursuant to paragraph
         (b) of this Section 3, (a) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including the applicable premium, if any) due to Holders of the APS by reason of the redemption of such shares on such redemption date and (b) Moody's Eligible Assets (if Moody's is then rating the APS) and S&P Eligible Assets (if S&P is then rating the APS) each at least equal the APS Basic Maintenance Amount, and would at least equal the APS Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, and on the date of redemption.

                  (iv) Subject to Section 3(g), the Fund shall redeem at the Mandatory Redemption Price certain of the APS if the Fund fails to maintain the APS Basic Maintenance Amount or 1940 Act APS Asset Coverage in accordance with the requirements of the rating agency or agencies then rating the APS and such failure is not cured on or before the APS Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of APS to be redeemed shall be equal to the lesser of (i) the minimum number of APS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all other Preferred Shares subject to redemption or retirement, would result in the satisfaction of the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of APS and other Preferred Shares the redemption of which would have such result, all the APS and Preferred Shares then outstanding shall be redeemed), and (ii) the maximum number of APS, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor. In determining the APS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be, pro rata among the APS and other Preferred Shares subject to redemption provisions similar to those contained in this subparagraph (a)(iv) of this Section 3. The Fund shall effect such redemption not earlier than 20 days and not later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of APS and other Preferred Shares which are subject to redemption provisions similar to those contained in this subparagraph
         (a)(iv) of this Section 3 or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund shall redeem those APS and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding APS are to be redeemed pursuant to this Section 3(a)(iv), the number of APS to be redeemed shall be redeemed pro rata from the Holders of such shares in proportion to the number of shares held by such Holders.

              (b) The Fund is required to give 30 days Notice of Redemption. In the event the Fund obtains appropriate exemptive or no-action relief from the Securities and Exchange Commission, the number of days' notice required for a mandatory redemption may be reduced by the Board of Trustees of the Fund to as few as two Business Days if Moody's and S&P each has agreed in writing that the revised notice provision would not adversely affect its then-current ratings of the APS. The Auction Agent will use its reasonable efforts to provide telephonic notice to each holder of APS called for redemption not later than the close of business on the Business Day on which the Auction Agent determines the shares to be redeemed (as described above) (or, during the occurrence of a Failure to Deposit with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Fund). Such telephonic notice will be confirmed promptly in writing not later than the close of business on the third Business

Day preceding the redemption date by notice sent by the Auction Agent to each holder of record of APS called for redemption, the Broker-Dealers and the Securities Depository. Every Notice of Redemption and other redemption notice with respect to APS will state: (1) the redemption date, (2) the number of APS to be redeemed, (3) the redemption price, (4) that dividends on the APS to be redeemed will cease to accumulate as of such redemption date and (5) the provision of the APS Provisions pursuant to which such shares are being redeemed. No defect in the Notice of Redemption or other redemption notice or in the transmittal or the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all of the APS held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of APS to be redeemed from such Holder.

              (c) Notwithstanding the provisions of paragraph (a) of this
Section 3, if any dividends on APS are in arrears, none of the APS shall be redeemed unless all outstanding APS are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such APS; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding APS pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding APS.

              (d) Upon the deposit of funds sufficient to redeem the APS with the Auction Agent and the giving of Notice of Redemption under Paragraph (b) of this Section 3, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Optional Redemption Price or Mandatory Redemption Price, as the case may be, but without any interest or other additional amount, except as provided in Section 2(c)(i) and in Section 12. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Optional Redemption Price or Mandatory Redemption Price, as the case may be, shall be paid by the Auction Agent to the Holders of the APS subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Optional Redemption Price of the APS called for redemption on such date and (ii) all other amounts to which Holders of the APS called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of the APS so called for redemption may look only to the Fund for payment of the Optional Redemption Price or Mandatory Redemption Price, as the case may be, and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

              (e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem the APS shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Fund may not have redeemed the APS for which a Notice of Redemption has been given, dividends may be declared and paid on the APS and shall include those APS for which a Notice of Redemption has been given.

              (f) All moneys paid to the Auction Agent for payment of the Optional Redemption Price or Mandatory Redemption Price, as the case may be, of the APS called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

              (g) In effecting any redemption pursuant to this Section 3, the Fund shall use its best efforts to comply with all applicable procedural conditions precedent to effecting such redemption under the 1940 Act and Massachusetts law, but shall effect no redemption except to the extent permitted by the 1940 Act and Massachusetts law.

              (h) In the case of any redemption pursuant to this Section 3, only whole APS shall be redeemed, and in the event that any provision of the Declaration of Trust would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

         4. Designation of Special Dividend Periods. (a) The Fund, at its option, may designate any succeeding Subsequent Dividend Period of the APS as a Special Dividend Period; provided, however, that such designation shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (b) and clause (i) of paragraph (c) of this Section 4, (B) any Failure to Deposit that shall have occurred with respect to the APS during any Dividend Period shall have been cured in accordance with the provisions of the third sentence of paragraph (c)(i) of Section 2 of this Part I, (C) Sufficient Clearing Bids (as defined in Section 1 of Part II hereof) for such APS shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (D) if any Notice of Redemption shall have been mailed by the Fund pursuant to paragraph (b) of
Section 3 of this Part I with respect to any of the APS, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent and
(E) in the event the Fund wishes to designate any succeeding Subsequent Dividend Period for such APS as a Special Dividend Period consisting of more than 28 Rate Period Days, the Fund has received written confirmation from S&P (if S&P is then rating the APS) and Moody's (if Moody's is then rating the APS) that such designation would not affect the rating then assigned by S&P and Moody's to such APS.

              (b) If the Fund proposes to designate any succeeding Subsequent Dividend Period of any of the APS as a Special Dividend Period of more than 28 Rate Period Days pursuant to paragraph (a) of this Section 4, not less than 20 nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Dividend Period (which shall be such day that would otherwise be the first day of a Minimum Dividend Period), notice shall be (i) published or caused to be published by the Fund in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Dividend Period of such APS as a Special Dividend Period, specifying the first day thereof and (B) that the Fund will by 11:00 A.M., New York City time, on the second Business Day next preceding such date notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Dividend Period designated and the terms of the Specific Redemption Provisions, if any, or (y) its determination not to exercise such option.

              (c) No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period the Fund shall deliver to the Auction Agent either:

                  (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Dividend Period, (C) the terms of the Specific Redemption Provisions, if any,
         (D) that such Special Dividend Period shall not commence if (1) on such Auction Date Sufficient Clearing Bids shall not exist (in which case the succeeding Rate Period shall be a Minimum Dividend Period) or (2) a Failure to Deposit shall have occurred prior to the first day of such Special Dividend Period and (E) the scheduled Dividend Payment Dates for such APS during such Special Dividend Period; provided that, if such Special Dividend Period consists of more than 28 Rate Period Days, such notice will be accompanied by an APS Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Dividend Period, (1) Moody's Eligible Assets, assuming for the purposes of calculating Moody's Eligible Assets, in connection with an APS Basic Maintenance Report required to be prepared pursuant to this
         Section 4(c)(i), a Moody's Exposure Period of "eight weeks or less but greater than seven weeks" (if Moody's is then rating such APS) and (2) S&P Eligible Assets (if S&P is then rating such APS) each at least equal the APS Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Dividend Period); or

                  (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period for such APS and that the next succeeding Dividend Period shall be a Minimum Dividend Period.

If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Dividend Period to the effect set forth in clause (ii) of the preceding sentence.

         5. Voting Rights. (a) Except as otherwise provided in the Declaration of Trust or as otherwise required by law, (i) each Holder of APS shall be entitled to one vote for each of the APS held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including APS, and of Common Shares shall vote together as a single class; provided that, at a meeting of the shareholders of the Fund held for the election of the trustees, the holders of outstanding Preferred Shares, including APS, represented in person or by proxy at said meeting, shall elect two trustees of the Fund, each Preferred Share, including each of the APS, entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 5, the holders of outstanding Common Shares shall elect the balance of the trustees.

              (b) During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including APS, would constitute a majority of the Board of Trustees as so increased by such smallest number, and the holders of Preferred Shares, including APS, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and class of capital shares of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

                  (i) if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on any outstanding APS equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

                  (ii) if at any time holders of any other Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 5 shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this paragraph (b) of Section 5.

              (c) (i) As soon as practicable after the accrual of any right of the holders of Preferred Shares to elect additional trustees as described in paragraph (b) of this Section 5, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital shares of the Fund), shall be entitled to elect the number of trustees prescribed in paragraph (b) of this Section 5 on a one-vote-per-share basis.

                  (ii) For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Certificate of Vote, by the other provisions of the Declaration of Trust, by statute or otherwise, no Holder shall be entitled to vote and no APS shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the Redemption Price for the redemption of such shares has been deposited in trust with the Auction Agent for that purpose and the requisite Notice of Redemption with respect to such shares shall have been given as provided in Section 3 of this Part I. None of the APS held by the Fund or any affiliate of the Fund shall have any voting rights or be deemed to be outstanding for voting or other purposes.

                  (iii) The terms of office of all persons who are Trustees of the Fund at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares, shall constitute the duly elected trustees of the Fund.

                  (iv) Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the

         Holders and holders of other Preferred Shares pursuant to paragraph (b) of this Section 5 shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional trustees pursuant to paragraph (b) of this Section 5 shall cease, subject to the provisions of the last sentence of paragraph (b) of this Section 5.

              (d) (i) So long as any of the APS are outstanding, the Fund shall not, without the affirmative vote of the Holders of the Outstanding APS determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act (voting separately as one class): (a) authorize, create or issue any class or series of shares of beneficial interest ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or increase the authorized amount of any series of APS (except that, notwithstanding the foregoing, but subject to the provisions of Section 13, the Board of Trustees, without the vote or consent of the Holders of APS, may from time to time authorize and create, and the Fund may from time to time issue, classes or series of Preferred Shares, including APS, ranking on a parity with the APS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, subject to continuing compliance by the Fund with 1940 Act APS Asset Coverage and APS Basic Maintenance Amount requirements, provided that the Fund obtains written confirmation from Moody's (if Moody's is then rating APS) and S&P (if S&P is then rating APS) that the issuance of such class or series would not impair the rating then assigned by such rating agency to the APS), (b) amend, alter or repeal the provisions of the Declaration of Trust, including this Certificate of Vote, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such APS or the Holders thereof; provided that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers and (ii) the authorization, creation and issuance of classes or series of shares ranking junior to the APS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating the APS and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act APS Asset Coverage or the APS Basic Maintenance Amount, or (c) file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

                  (ii) The Board of Trustees, without the vote or consent of the Holders of APS, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the APS or the Holders thereof, provided the Board of Trustees receives written confirmation from Moody's (such confirmation being required to be obtained only in the event Moody's is rating the APS and in no event being required to be obtained in the case of the definitions of Deposit Securities, Discounted Value and Receivables for Florida Municipal Securities Sold as such terms apply to S&P Eligible Assets, Dividend Coverage Amount, Dividend Coverage Assets, Minimum Liquidity Level, S&P Discount Factor, S&P Eligible Assets, S&P Exposure Period and Valuation Date as such term applies to the definitions of Dividend Coverage Amount, Dividend Coverage Assets and Minimum Liquidity Level) and S&P (such confirmation being required to be obtained only in the event S&P is rating the APS and in no event being required to be obtained in the case of the definitions of Discounted Value and Receivables for Florida Municipal Securities Sold as such terms apply to Moody's Eligible Assets, Moody's Discount Factor, Moody's Eligible Asset and Moody's Exposure Period) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or S&P, as the case may be, to the APS (provided that, with respect to the Maximum Rate, such amendment or alteration shall not, in any event, cause the Maximum Rate to fall below the Maximum Rate that would have resulted absent such amendment or alteration):

                  APS Basic
                    Maintenance Amount
                  APS Basic
                    Maintenance Cure Date
                  APS Basic
                    Maintenance Report
                  Deposit Securities
                  Discounted Value
                  Dividend Coverage Amount
                  Dividend Coverage Assets
                  Market Value
                  Maximum Potential
                    Gross-up
                    Payment Liability
                  Maximum Rate
                  Minimum Liquidity Level
                  Moody's Discount Factor
                  Moody's Eligible Asset
                  Moody's Exposure Period
                  1940 Act Cure Date
                  1940 Act APS
                    Asset Coverage
                  Quarterly Valuation Date
                  Receivables for Florida
                    Municipal Securities Sold
                  S&P Discount Factor
                  S&P Eligible Asset
                  S&P Exposure Period
                  Valuation Date

              (e) Unless otherwise required by law, the Holders of the APS shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The Holders of the APS shall have no preemptive rights or rights to cumulative voting. In the event that the Fund fails to pay any dividends on the APS, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 5.

              (f) Unless a higher percentage is provided for in the Declaration of Trust, the affirmative vote of the Holders of a majority of the outstanding APS, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under
Section 13(a) of the 1940 Act. In the event a vote of Holders of APS is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. In addition, the Fund shall notify Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS) of the results of any vote described in the proceeding sentence.

              (g) Right to Vote with Respect to Certain Other Matters. The affirmative vote of the holders of a majority (unless a higher percentage vote is required under the Declaration of Trust or under this Certificate of Vote) of the outstanding APS, voting as a separate class, is required with respect to any matter that materially affects the APS in a manner different from that of other series of classes of the Fund's shares, including without limitation any proposal to do the following: (1) increase or decrease the aggregate number of authorized shares of the series; (2) effect an exchange, reclassification, or cancellation of all or part of the shares of the series; (3) effect an exchange, or create a right of exchange, of all or any part of the shares of the series;
(4) change the rights or preferences of the shares of the series; (5) change the shares of the series, whether with or without par value, into the same or a different number of shares, either with or without par value, of the same or another class or series; (6) create a new class or series of shares having rights and preferences prior and superior to the shares of the series, or increase the rights and preferences or the number of authorized shares of a series having rights and preferences prior or superior to the shares of the series; or (7) cancel or otherwise affect distributions on the shares of the series that have accrued but have not been declared. To the extent that the interests of a series of APS affected by a matter are substantially identical to the interests of another series of APS affected by such matter (e.g., a vote of shareholders required under Section 13(a) of the 1940 Act), each such series shall vote together collectively as one class. The vote of holders of APS described above will in each case be in addition to a separate vote of the requisite percentage of Common Shares and APS necessary to authorize the action in question.

         6. Liquidation Rights. (a) Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of the APS then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the APS upon dissolution, liquidation or winding up, an amount equal to the liquidation preference with respect to such shares. The liquidation preference for the APS shall be $50,000 per share, plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to the date of final distribution in same-day funds, together with any payments required to be made pursuant to Section 12 in connection with the liquidation of the Fund.

              (b) Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 6.

              (c) After the payment to the Holders of the APS of the full preferential amounts provided for in this Section 6, the Holders of the APS as such shall have no right or claim to any of the remaining assets of the Fund.

              (d) In the event the assets of the Fund available for distribution to the Holders of the APS upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph
(a) of this Section 6, no such distribution shall be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with the APS with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the APS, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

              (e) Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the APS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the APS as provided in paragraph (a) of this Section 6, but not prior thereto, any other series or class or classes of shares ranking junior to the APS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the APS shall not be entitled to share therein.

         7. Auction Agent. For so long as any of the APS is outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which, however, may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any of the APS is outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent.

         8. 1940 Act APS Asset Coverage. The Fund shall maintain, as of the last Business Day of each month in which any of the APS is outstanding, the 1940 Act APS Asset Coverage.

         9. APS Basic Maintenance Amount. (a) So long as APS are Outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount (if S&P is then rating the APS) and (ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount (if Moody's is then rating the APS). In managing the Fund's portfolio, the Adviser will not alter the composition of the Fund's portfolio if, in the reasonable belief of the Adviser, the effect of any such alteration would be to cause the Fund to have Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the APS Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of the Fund's Eligible Assets exceeded the APS Basic Maintenance Amount by five percent or less, the Adviser will not alter the composition of the Fund's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of the Fund's Eligible Assets unless the Corporation shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of the Fund's Eligible Assets would exceed the APS Basic Maintenance Amount.

              (b) On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Fund fails to satisfy the APS Basic Maintenance Amount, and on the third Business Day after the APS Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) an APS Basic Maintenance Report as of the date of such failure or such APS Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Fund mails to the Auction Agent for delivery on the next Business Day the full APS Basic Maintenance Report. The Fund shall also deliver an APS Basic Maintenance Report to S&P (if S&P is then rating the APS), and the Auction Agent (if S&P is then rating the APS) as of (i) the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business Day) and
(ii) the last Business Day of each month, in each case on or before the third Business Day after such day. The Fund will also deliver an APS Basic Maintenance Report to Moody's on any Valuation Date that (i) the Discounted Value of Moody's Eligible Assets is greater than the APS Basic Maintenance Amount by 5% or less or (ii) on any date which the Fund redeems Common Shares. A failure by the Fund to deliver an APS Basic Maintenance Report under subparagraph (b) of this
Section 9 shall be deemed to be
delivery of an APS Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the APS Basic Maintenance Amount, as of the relevant Valuation Date.

              (c) Within ten Business Days after the date of delivery of an APS Basic Maintenance Report in accordance with paragraph (b) of this Section 9 relating to a Quarterly Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other APS Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Fund during the quarter ending on such Quarterly Valuation Date) and (ii) that, in such Report (and in such randomly selected Report), the Fund determined in accordance with this Certificate of Vote whether the Fund had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly-selected Report), S&P Eligible Assets (if S&P is then rating the APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount (such confirmation being herein called the "Accountant's Confirmation").

              (d) Within ten Business Days after the date of delivery of an APS Basic Maintenance Report in accordance with paragraph (b) of this Section 9 relating to any Valuation Date on which the Fund failed to satisfy the APS Basic Maintenance Amount, and relating to the APS Basic Maintenance Cure Date with respect to such failure to satisfy the APS Basic Maintenance Amount, the Fund shall cause the Independent Accountant to provide to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) an Accountant's Confirmation as to such APS Basic Maintenance Report.

              (e) If any Accountant's Confirmation delivered pursuant to subparagraph (c) or (d) of this Section 9 shows that an error was made in the APS Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets (if S&P is then rating the APS) or Moody's Eligible Assets (if Moody's is then rating the APS), as the case may be, of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the APS Basic Maintenance Report to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) promptly following receipt by the Fund of such Accountant's Confirmation.

              (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of the APS, the Fund shall complete and deliver to S&P (if S&P is then rating the APS) and to Moody's (if Moody's is then rating the APS), an APS Basic Maintenance Report as of the close of business on such Date of

Original Issue. Within five Business Days of such Date of Original Issue, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the APS) and to Moody's (if Moody's is then rating the APS) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the amount of S&P Eligible Assets or Moody's Eligible Assets, as the case may be, reflected thereon equals or exceeds the APS Basic Maintenance Amount reflected thereon.

         10. Minimum Liquidity Level. So long as S&P is rating the APS, the Fund shall have, as of each Valuation Date, Dividend Coverage Assets, with respect to each then Outstanding APS, having a value not less than the Dividend Coverage Amount with respect to such share (the "Minimum Liquidity Level"). If, as of each Valuation Date, the Fund does not have the required Dividend Coverage Assets, the Fund shall, as soon as practicable, adjust its portfolio in order to meet the Minimum Liquidity Level, but only so long as S&P is rating the APS. So long as S&P is rating the APS, the Fund shall notify S&P on any Valuation Date which the Fund does not have the required Dividend Coverage Assets and does not adjust its portfolio as described in the immediately preceding sentence.

         11. Restrictions on Certain Distributions. For so long as any of the APS is Outstanding, and except as set forth in Sections 2(e) and 6(d) of this
Part I, (A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the APS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on the APS through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Fund has redeemed the full number of APS required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) if either Moody's or S&P is rating the APS, the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to the APS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets and S&P Eligible Assets would each at least equal the APS Basic Maintenance Amount.

         12. Additional Dividends. If the Fund retroactively allocates any net capital gains or other income taxable for federal income tax purposes to the APS without having given advance notice thereof to the Auction Agent as provided in
Section 6 of Part II by reason of the fact that such allocation is made as a result of (i) the realization of net capital gains or other income taxable for federal income tax purposes, (ii) the redemption of all or a portion of the outstanding APS or (iii) the liquidation of the Fund (such allocation being referred to herein as a "Retroactive Taxable Allocation"), the Fund will simultaneously, if practicable, with such allocation but in no event later than 270 days after the end of the Fund's taxable year in which a Retroactive Taxable Allocation is made, provide notice thereof to the Auction Agent and to each Holder of such shares during such taxable year at such Holder's address as the same appears or last appeared on the share books of the Fund. Such Holders of such shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, dividends in an amount equal to the aggregate Additional Dividends with respect to all Retroactive Taxable Allocations made to such shares during the taxable year in question, such dividends to be payable by the Fund to the Auction Agent, for distribution to such Holders, within 30 days after the notice described above is given to the Auction Agent.

         13. Certain Other Restrictions. (a) For so long as any of the APS is outstanding and Moody's is then rating such shares, the Fund will not, unless it has received written confirmation from Moody's that any such action would not impair the ratings then assigned by Moody's to the APS, engage in any one or more of the following transactions:

                  (i) transactions in options on securities, futures contracts or options on futures contracts except that in connection with Moody's Hedging Transactions: (A) the Fund may buy call or put option contracts on securities; (B) the Fund may write covered call options on securities; and (C) the Fund may write put options on securities. For purposes of valuation of Moody's Eligible Assets: (A) if the Fund writes a call option, the underlying asset will be valued as follows:
         (1) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of the APS, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or (2) otherwise, it has no value; (B) if the Fund writes a put option, the underlying asset will be valued as follows: the lesser of (1) exercise price and (2) the Discounted Value of the underlying security, and (iii) call or put option contracts which the Fund buys have no value. For so long as APS are rated by Moody's: (A) the Fund will not engage in options and futures transactions for leveraging or speculative purposes; (B) the Fund will not write or sell any anticipatory contracts pursuant to which the Fund hedges the anticipated purchase of an asset prior to completion of such purchase; (C) the Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount; (D) the Fund will not enter into an option or futures transaction unless after giving effect to such transaction the Fund would continue to be in compliance with the provisions relating to the APS Basic Maintenance Amount; (E) for purposes of the APS Basic Maintenance Amount (1) assets in margin accounts are not Moody's Eligible Assets, (2) 10% of the settlement price of assets sold under a futures contract, the settlement price of assets purchased under a futures contract, the settlement price of an underlying futures contract if the Fund writes put options on futures contracts will constitute liabilities of the Fund and (3) if the Fund writes call options on futures contracts and does not own the underlying futures contract, 105% of the Market Value of the underlying futures contract will constitute a liability of the Fund; (F) the Fund shall enter into only exchange-traded futures and shall write only exchange-traded options on exchanges approved by Moody's; (G) where delivery may be made to the Fund with any of a class of securities, the Fund shall assume for purposes of the APS Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (H) the Fund will not engage in forward contracts; (I) the Fund will enter into futures contracts as seller only if it owns the underlying security; and (J) there shall be a quarterly audit made of the Fund's futures and options transactions by the Fund's independent accountants to confirm that the Fund is in compliance with these standards; or

                  (ii) incur any indebtedness, without prior written approval of Moody's that such indebtedness would not adversely affect the then current rating by Moody's of the APS except that the Fund may, without obtaining the written confirmation described above, incur indebtedness for the purpose of clearing securities transactions if the APS Basic Maintenance Amount would continue to be satisfied after giving effect to such indebtedness; provided, however, that any such indebtedness shall be repaid within 60 days and will not be extended or renewed; or

                  (iii) issue any class or series of shares ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any APS previously purchased or redeemed by the Fund; or

              (b) For so long as any of the APS is Outstanding and S&P is rating such shares, the Fund will not, unless the Fund has received written confirmation from S&P that any such action would not impair the rating then assigned by such rating agency to the APS, engage in any one or more of the following transactions:

                  (i) transactions in any reverse repurchase agreements; or

                  (ii) lend portfolio securities; or

                  (iii) borrow money, except that the Fund may, without obtaining the written confirmation described above, borrow money for the purposes of clearing securities transactions if the APS Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing; or

                  (iv) issue any class or series of shares ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any APS previously purchased or redeemed by the Fund, or merge or consolidate with any corporation; or

                  (v) engage in repurchase agreement transactions in which the term of such repurchase obligation is longer than 90 days, in which the underlying security is a security other than United States treasury securities (not inclusive of zero-coupon securities), demand deposits, certificates of deposits or bankers acceptance in which the counter-party or its affiliates have securities rated A1+ by S&P with respect to such underlying security; or

                  (vi) engage in short sale transactions; or

                  (vii) purchase or sell futures contracts or options thereon or write uncovered put or uncovered call options on portfolio securities except that (A) the Fund may engage in any S&P Hedging Transactions based on the Municipal Index, provided that the Fund shall not engage in any S&P Hedging Transaction based on the Municipal Index (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the least of (1) more than 1,000 outstanding futures contracts based on the Municipal Index, (2) outstanding futures contracts based on the Municipal Index and on the Treasury Bonds exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by 100,000 or (3) outstanding futures contract based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the month prior to the time of effecting such transaction as reported by The Wall Street Journal and
         (B) the Fund may engage in S&P Hedging Transactions based on Treasury Bonds, provided that the Fund shall not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the lesser of (1) outstanding futures contracts based on Treasury Bonds and on the

         Municipal Index exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by 100,000 or (2) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the month prior to the time of effecting such transaction as reported by The Wall Street Journal. For so long as the APS are rated by S&P, the Fund will engage in Closing Transactions to close out any outstanding futures contracts which the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (A) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Fund is required to pay Variation Margin on the second such Valuation Date. For so long as the APS are rated by S&P, the Fund will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Fund holds securities deliverable under such terms. For purposes of determining S&P Eligible Assets to determine compliance with the APS Basic Maintenance Amount, no amounts on deposit with the Fund's custodian or broker representing Initial Margin or Variation Margin shall constitute S&P Eligible Assets. For so long as the APS are rated by S&P, when the Fund writes a futures contract or option thereon, it will maintain an amount of cash, cash equivalents or short-term, money market securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of the Fund's broker equals the fair market value of the futures contract, except that in the event the Fund writes a futures contract or option thereon which requires delivery of an underlying security, the Fund shall hold such underlying security.

         14. Notice. All notices or communications, unless otherwise specified in the By-Laws of the Fund or this Certificate of Vote, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid. Notice shall be deemed given on the earlier of the date received or the date seven days after which such notice is mailed.

         15. Definitions. As used in Parts I and II hereof, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

              (a) "'AA' Composite Commercial Paper Rate," on any date for any Rate Period, shall mean (i) (A) in the case of any Minimum Dividend Period or any Rate Period between 7 and 28 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, in the case of any Minimum Dividend Period of 7 days or any Rate Period with 7 Rate Period Days and the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate when all of the Outstanding APS are subject to Submitted Hold Orders, then the interest equivalent of the 7-day rate, and (B) in the case of any Rate Period with more than 28 Rate Period Days, the interest equivalent of the 180-day rate, on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

              (b) "Accountant's Confirmation" shall have the meaning set forth in paragraph (c) of Section 9 of this Part I.

              (c) "Additional Dividends" means payment to a Holder of APS of an amount which, when taken together with the aggregate amount of Retroactive Taxable Allocations made to such Holder with respect to the taxable year in question, would cause such Holder's dividends in dollars (after federal income tax consequences) from the aggregate of both the Retroactive Taxable Allocations and the Additional Dividends to be equal to the dollar amount of the dividends which would have been received by such Holder if the amount of the aggregate Retroactive Taxable Allocations would have been excludable from the gross income of such Holder. State taxes imposed on the Additional Dividends, however, may reduce the amount of after tax cash a holder would have had if there were no Retroactive Taxable Allocation. Such Additional Dividends shall be calculated
(i) without consideration being given to the time value of money; (ii) assuming that no Holder of APS is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each Holder of APS at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate, whichever is greater, in effect during the taxable year in question.

              (d) "Anticipation Notes" means the following Florida municipal securities: tax anticipation notes, revenue anticipation notes and tax and revenue anticipation notes.

              (e) "Applicable Rate" shall have the meaning specified in subparagraph (c)(i) of Section 2 of this Part I.

              (f) "APS Basic Maintenance Amount," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of APS Outstanding on such date multiplied by $50,000; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for each of the APS Outstanding that follow such Valuation Date;
(C) the amount equal to the Projected Dividend Amount (based on the number of APS Outstanding on such date); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund's Maximum Potential Additional Dividend Liability as of such Valuation Date; (F) the amount of any premium payable pursuant to a Premium Call Period; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(F) (including, without limitation, any amounts described in Section 13 of Part I as required to be treated as liabilities in connection with the Fund's transactions in futures and options and including any payables for Florida municipal securities purchased as of such Valuation Date) less (ii) either (A) the face value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through
(i)(G) if such assets mature prior to or on the date of payment of the liability for which such assets are deposited and are either securities issued or guaranteed by the United States Government or have a rating assigned by Moody's of P-1, VMIG-1 or MIG-1 (or, with respect to S&P, SP-1+ or A-1+) or (B) the Discounted Value of such assets. For purposes of the APS Basic Maintenance Amount in connection with S&P's ratings of the APS, with respect to any transactions by the Fund in futures contracts, the Fund shall include as liabilities (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Fund plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Fund. For purposes of the APS Basic Maintenance Amount in connection with Moody's rating of the APS, with respect to any transactions by the Fund in securities options, the Fund shall include as liabilities (i) 10% of the exercise price of a call option written by the Fund and (ii) the exercise price of any written put option.

              (g) "APS Basic Maintenance Cure Date," with respect to the failure by the Fund to satisfy the APS Basic Maintenance Amount (as required by paragraph (a) of Section 9 of this Part I) as of a given Valuation Date, shall mean the third Business Day following such Valuation Date.

              (h) "APS Basic Maintenance Report" shall mean a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market

Value and the Discounted Value thereof (seriatim and in aggregate), and the APS Basic Maintenance Amount.

              (i) "Auction" shall mean each periodic implementation of the Auction Procedures.

              (j) "Auction Agency Agreement" shall mean the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for the APS so long as the Applicable Rate for such APS is to be based on the results of an Auction.

              (k) "Auction Agent" shall mean the entity appointed as such by a resolution of the Board of Trustees in accordance with Section 7 of this Part I.

              (l) "Auction Date," with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period initially, Tuesday, January 19, 1993 and thereafter each July 19 and January 19, subject to change as set forth herein.

              (m) "Auction Procedures" shall mean the procedures for conducting Auctions set forth in Part II hereof.

              (n) "Board of Trustees" shall mean the Board of Trustees of the Fund or any duly authorized committee thereof.

              (o) "Business Day" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

              (p) "Closing Transactions" means the termination of a futures contract or option position by taking an equal position opposite thereto in the same delivery month as such initial position being terminated.

              (q) "Commercial Paper Dealers" shall mean Goldman, Sachs Money Markets, L.P., Lehman Commercial Paper Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Smith Barney, Harris Upham & Co. or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

              (r) "Common Shares" shall mean the common shares of beneficial interest, par value $.01 per share, of the Fund.

              (s) "Cure Date" shall mean the APS Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

              (t) "Date of Original Issue," with respect to the APS, shall mean the date on which the Fund initially issued such APS.

              (u) "Deposit Securities" shall mean cash and Florida municipal securities rated at least A-1+ or SP-1+ by S&P, except that, for purposes of
Section 3(a)(iii) of this Part I, such Florida municipal securities shall be considered "Deposit Securities" only if they are also rated P-1, MIG-1 or VMIG-1 by Moody's.

              (v) "Discounted Value" shall mean (i) with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor and (ii) with respect to a Moody's Eligible Asset, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor, provided that with respect to a Moody's Eligible Asset, Discounted Value shall not exceed the par value of such Asset at any time.

              (w) "Dividend Coverage Amount," as of any Valuation Date, shall mean, with respect to each of the APS, (i) the aggregate amount of dividends that will accumulate on such APS to (but not including) the first Dividend Payment Date for such share that follows such Valuation Date plus any liabilities that will become payable prior to or on such payment date, less (ii) the combined value of Deposit Securities irrevocably deposited for the payment of dividends on such APS and Receivables for Florida Municipal Securities Sold which become due prior to the Dividend Payment Date and interest with respect to Florida municipal securities which is payable to the Fund prior to the Dividend Payment Date.

              (x) "Dividend Coverage Assets," as of any Valuation Date, shall mean, with respect to each of the APS, Deposit Securities with maturity or tender dates not later than the day preceding the first Dividend Payment Date for such share that follows such Valuation Date and having a value not less than the Dividend Coverage Amount with respect to such share.

              (y) "Dividend Payment Date," with respect to the APS, shall mean any date on which dividends on such APS are payable pursuant to the provisions of paragraph (b) of Section 2 of this Part I.

              (z) "Dividend Period," with respect to the APS, shall mean the period from and including the Date of Original Issue of such APS to but excluding the initial Dividend Payment Date for such APS and any period thereafter from and including one Dividend Payment Date for such APS to but excluding the next succeeding Dividend Payment Date for such APS.


              (aa) "Fund" shall mean Van Kampen Merritt Trust For Investment Grade Florida Municipals, a Massachusetts business trust, which is the issuer of the APS.

              (bb) "Failure to Deposit," with respect to the APS, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for such APS, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any of the APS or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for such APS in The City of New York, New York, the Redemption Price to be paid on such redemption date for the APS after notice of redemption is given pursuant to paragraph (b) of Section 3 of this Part I.


              (cc) "Holder," with respect to the APS, shall mean the registered holder of such APS as the same appears on the share books of the Fund.

              (dd) "Independent Accountant" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Fund an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

              (ee) "Initial Dividend Period," with respect to the APS, shall mean the period from and including the Date of Original Issue thereof to but excluding the initial Dividend Payment Date which occurs in a month which contains the first scheduled Auction Date for the APS.

              (ff) "Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

              (gg) "Initial Margin" means the amount of cash or securities deposited with a custodian for the benefit of a futures commission merchant as a good-faith deposit at the time of the initiation of a purchase or sale position with respect to a futures contract or a sale position with respect to an option position thereon.

              (hh) "Market Value" of any asset of the Fund shall mean the market value thereof determined by the Pricing Service designated from time to time by the Board of Trustees. Market Value of any asset shall include any interest accrued thereon. The Pricing Service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations.

              (ii) "Mandatory Redemption Price" means $50,000 per share of APS plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption (whether or not earned or declared).

              (jj) "Master Purchaser's Letter" has the meaning specified in
Section 1 of Part II hereof.

              (kk) "Maximum Potential Additional Dividends Liability," as of any Valuation Date, shall mean the aggregate amount of Additional Dividends that would be due if the Fund were to make Retroactive Taxable Allocations, with respect to any fiscal year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Additional Dividends are fully taxable.

              (ll) "Minimum Liquidity Level" shall have meaning set forth in
Section 10 of this Part I.

              (mm) "Minimum Dividend Period" shall mean with respect to the APS, any Rate Period consisting of 28 Rate Period Days.

              (nn) "Moody's" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

              (oo) "Moody's Discount Factor" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:


                                                        RATING CATEGORY
-----------------------------------------------------------------------------------------------------------------------
EXPOSURE PERIOD                  Aaa(1)   Aa(1)    A(1)     Baa(1)     OTHER(2)    (V) MIG-1(1),(3),(4)    SP-1+(3),(4)
---------------                  ------   -----    ----     ------     --------    --------------------    ------------
7 weeks.......................    151%     159%     168%      202%        229%             136%                 148%
8 weeks or less but greater
     than seven weeks.........    154      164      173       205         235              137                  149
9 weeks or less but greater
     than eight weeks.........    158      169      179       209         242              138                  150

----------
(1)      Moody's rating.

(2) Florida municipal securities not rated by Moody's but rated BBB or BBB+ by S&P.

(3) Florida municipal securities rated MIG-1 or VMIG-1 or, if not rated by Moody's, rated SP-1+ by S&P which do not mature or have a demand feature at par exercisable within the Moody's Exposure Period and which do not have a long-term rating.

(4) For the purposes of the definition of Moody's Eligible Assets, these securities will have an assumed rating of "A" by Moody's.

         Notwithstanding the foregoing, (i) no Moody's Discount Factor will be applied to short-term Florida municipal securities so long as such Florida municipal securities are rated at least MIG-1, VMIG-1 or P-1 by Moody's and mature or have a demand feature at par exercisable within the Moody's Exposure Period and the Moody's Discount Factor for such Florida municipal securities will be 125% as long as such Florida municipal securities are rated at least A-1-/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for Florida Municipal Securities Sold.

              (pp) "Moody's Eligible Asset" shall mean cash, Receivables for Florida Municipal Securities Sold or a Florida municipal security that (i) pays interest in cash, (ii) is publicly rated Baa or higher by Moody's or, if not rated by Moody's but rated by S&P, is rated at least BBB by S&P (provided that, for purposes of determining the Moody's Discount Factor applicable to any such S&P-rated municipal security, such municipal security (excluding any short-term Florida municipal security) shall be deemed to have a Moody's rating which is one full rating category lower than its S&P rating), (iii) does not have its Moody's rating suspended by Moody's; and (iv) is part of an issue of Florida municipal securities of at least $10,000,000. Florida municipal securities issued by any one issuer and rated BBB by S&P may comprise no more than 4% of total Moody's Eligible Assets; such BBB-rated Florida municipal securities, if any, together with any Florida municipal securities issued by the same issuer and rated Baa by Moody's or A by S&P, may comprise no more than 6% of total Moody's Eligible Assets; such BBB, Baa and A-rated Florida municipal securities, if any, together with any Florida municipal securities issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated Florida municipal securities, if any, together with any Florida municipal securities issued by the same issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Moody's Eligible Assets. For purposes of the foregoing sentence, any Florida municipal security backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Florida municipal security. Florida municipal securities classified within one issue type concentration and rated BBB by S&P may comprise no more than 12% of Moody's Eligible Assets; such BBB-rated Florida municipal securities, if any, together with any Florida municipal securities in the same issue type and rated Baa by Moody's or A by S&P may comprise no more than 20% of Moody's Eligible Assets; such BBB, Baa and A-rated Florida municipal securities, if any, together with any Florida municipal securities in the same issue type and rated A by Moody's or AA by S&P may comprise no more than 40% of Moody's Eligible Assets and such BBB, Baa, A and AA-rated Florida municipal securities, if any, together with any Florida municipal securities in the same issue type and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of Moody's Eligible Assets. For purposes of the issue type concentration requirement described above, Florida municipal securities will be classified within one of the following categories: health care issues (teaching and non-teaching hospitals, public and private), housing issues (single-and multi-family), educational facilities issues (public and private schools), student loan issues, resource recovery issues, transportation issues (mass transit, airport and highway bonds), industrial development bond issues, utility issues (water, sewer and electricity), general obligation issues, lease obligations, escrowed bonds and other issues ("Other Issues") (includes special obligations to crossover, excise and sales tax revenue, recreation revenue, special assessment and telephone revenue bonds only) not falling within one of the aforementioned categories. In no event shall (a) more than 10% of Moody's Eligible Assets consist of student loan issues, (b) more than 10% of Moody's Eligible Assets consist of resource recovery issues or (c) more than 10% of Moody's Eligible Assets consist of Other Issues. Florida municipal securities issued by issuers located within a single county and rated BBB by

S&P may comprise no more than 12% of total Moody's Eligible Assets; such BBB-rated Florida municipal securities, if any, together with any Florida municipal securities issued by issuers located within the same county and rated Baa by Moody's or A by S&P may comprise no more than 20% of total Moody's Eligible Assets; such BBB, Baa and A-rated Florida municipal securities, if any, together with any Florida municipal securities issued by issuers located within the same county and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated Florida municipal securities, if any, together with any Florida municipal securities issued by issuers located within the same county and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets. The single county limitations set forth in the immediately preceding sentence apply to general obligation bonds only. For purposes of applying the foregoing requirements, a Florida municipal security shall be deemed to be rated BBB by S&P if rated BBB or BBB+ by S&P. For purposes of minimum issue size, maximum underlying obligor, maximum issue type concentration and maximum county concentration, Moody's Eligible Assets shall be calculated without including cash and Florida municipal securities rated MIG-1 or VMIG-1 or, if not rated by Moody's, rated SP-1+ by S&P, which either mature or have a demand feature at par exercisable within the Moody's Exposure Period. Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the APS Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, Florida municipal securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such Florida municipal securities.

         Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(G) under the definition of APS Basic Maintenance Amount or it is subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by Van Kampen Merritt Investment Advisory Corp., the Administrator, State Street Bank and Trust Company or the Auction Agent and (d) Liens by virtue of any repurchase agreement.


              (qq) "Moody's Exposure Period" shall mean the period commencing on a given Valuation Date and ending 46 days thereafter.

              (rr) "Moody's Hedging Transactions" shall mean transactions in options on securities, futures contracts based on the Municipal Index or Treasury Bonds and options on such futures contracts.

              (ss) "Municipal Index" shall mean The Bond Buyer Municipal Bond Index.

              (tt) "1940 Act" shall mean the Investment Company Act of 1940, as amended from time to time.

              (uu) "1940 Act APS Asset Coverage" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all outstanding APS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock).

              (vv) "1940 Act Cure Date," with respect to the failure by the Fund to maintain the 1940 Act APS Asset Coverage (as required by Section 8 of this
Part I) as of the last Business Day of each month, shall mean the last Business Day of the following month.

              (ww) "Non-call Period" shall have the meaning set forth below under "Specific Redemption Provisions."

              (xx) "Notice of Redemption" shall mean any notice with respect to the redemption of the APS pursuant to Section 3 of this Part I.

              (yy) "Optional Redemption Price" shall mean (i) $50,000 per share of APS in the case of a six-month Dividend Period or a Special Dividend Period of less than 365 days or (ii) with respect to a Special Dividend Period of 365 days or more the Optional Redemption Price set forth in the Specific Redemption Provisions in connection therewith; in each case plus an amount equal to accumulated but unpaid dividends thereon to the date of redemption (whether or not earned or declared).

              (zz) "Preferred Shares" shall mean the authorized preferred shares of beneficial interest, par value $.01 per share, of the Fund, and includes the APS.

              (aaa) "Premium Call Period" shall have the meaning set forth below under "Specific Redemption Provisions."

              (bbb) "Pricing Service" means Van Kampen Merritt Investment Advisory Corp., acting pursuant to a Fund Pricing Agreement between the Fund and Van Kampen Merritt Investment Advisory Corp. and any successor pricing service approved in writing by Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS).

              (ccc) "Projected Dividend Amount" means, with respect to the the APS, on any Valuation Date in the event the then current Dividend Period will end within 47 calendar days of such date, from and after the last day of such Dividend Period until 47 calendar days less the number of days remaining in the current Dividend Period at an Applicable Rate equal to the Maximum Rate for such Dividend Period multiplied by the larger of the factors (currently 304%) that the Fund has been informed by Moody's and S&P is applicable to the Projected Dividend Amount and designed to take into account increases in dividend rates over such period.

              (ddd) "Quarterly Valuation Date" shall mean the last Business Day of each fiscal quarter of the Fund in each fiscal year of the Fund, commencing July 31, 1992.

              (eee) "Rate Period," with respect to the APS, shall mean the Initial Dividend Period thereof and any Subsequent Dividend Period, including any Special Dividend Period, for such APS.

              (fff) "Rate Period Days," for any Rate Period, if such Rate Period is less than one year, shall mean the number of days (without giving effect to subparagraph (b)(ii) of Section 2 of this Part I) in such Rate Period.

              (ggg) "Receivables for Florida Municipal Securities Sold" shall mean (A) for purposes of calculation of Moody's Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for Florida municipal securities sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (y) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of Florida municipal securities sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within the Moody's Exposure Period but do not comply with either of the conditions specified in (i) above, and (B) for purposes of calculation of S&P Eligible Assets as of any Valuation Date, the book value of receivables for Florida municipal securities sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.

              (hhh) "Redemption Price" shall mean the Optional Redemption Price or the Mandatory Redemption Price, as applicable.

              (iii) "Retroactive Taxable Allocation" shall have the meaning set forth in Section 12 hereof.

              (jjj) "S&P" shall mean Standard & Poor's Fund, a New York corporation, and its successors.

              (kkk) "S&P Discount Factor" shall mean, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period, in accordance with the table set forth below:

                                                             Rating
                                         --------------------------------------------
Exposure Period                          AAA*            AA*           A*        BBB*
---------------                          ----            ---          ----       ----
40 Business Days......................   205%            210%         225%       265%
22 Business Days......................   185             190          205        245
10 Business Days......................   170             175          190        230
  7 Business Days.....................   165             170          185        225
  3 Business Days.....................   145             150          165        205

----------

*  S&P Rating

         Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Florida municipal securities will be 115%, so long as such Florida municipal securities are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable within 30 days or less, or 125% if such Florida municipal securities are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's; provided, however, that any such Moody's rated short-term Florida municipal securities which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from S&P, and further provided that such Moody's-rated short-term Florida municipal securities may comprise no more than 50% of short-term Florida municipal securities that qualify as S&P Eligible Assets and (ii) no S&P Discount Factor will be applied to cash or to Receivables for Florida Municipal Securities Sold. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, rated MIG-1 or VMIG-1 by Moody's, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Florida municipal securities.


              (lll) "S&P Eligible Asset" shall mean cash (excluding any cash irrevocably deposited by the Fund for the payment of any liabilities within the meaning of APS Basic Maintenance Amount), Receivables for Florida Municipal Securities Sold or a Florida municipal security owned by the Fund that (i) is interest bearing and pays interest at least semi-annually; (ii) is payable with respect to principal and interest in U.S. Dollars; (iii) is publicly rated BBB or higher by S&P or, if not rated by S&P but rated by Moody's, is rated at least A by Moody's (provided that such Moody's-rated Florida municipal securities will be included in S&P Eligible Assets only to the extent the Market Value of such Florida municipal securities does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; and further provided that, for purposes of determining the S&P Discount Factor applicable to any such Moody's-rated Florida municipal security, such Florida municipal security will be deemed to have an S&P rating which is one full rating category lower than its Moody's rating); (iv) is not part of a private placement of municipal securities; and (v) is part of an issue of Florida municipal securities with an original issue size of at least $10 million or, if an issue with an original issue size below $10 million (but in no event below $5 million), is issued by an issuer with a total of at least $50 million of securities outstanding. Solely for purposes of this definition, the term "Florida municipal securities" means any obligation the interest on which is exempt from regular Federal income taxation and which issued by any of the fifty United States, the District of Columbia or any of the territories of the United States, their subdivisions, counties, cities, towns, villages, school districts and agencies (including authorities and special districts created by the states), and federally sponsored agencies such as local housing authorities. Notwithstanding the foregoing limitations:

         2. Florida municipal securities of any one issuer or guarantor (excluding bond insurers) shall be considered S&P Eligible Assets only to the extent the Market Value of such Florida municipal securities does not exceed 10% of the aggregate Market Value of S&P Eligible Assets provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such Florida municipal securities exceeds 5% of the aggregate Market Value of S&P Eligible Assets;

         3. Florida municipal securities guaranteed or insured by any one bond insurer shall be considered S&P Eligible Assets only to the extent the Market Value of such Florida municipal securities does not exceed 25% of the aggregate Market Value of S&P Eligible Assets; and

         4. Florida municipal securities of any one issue type category will be considered S&P Eligible Assets only to the extent the fair market value of such Florida municipal securities does not exceed 20% of the aggregate fair market value of S&P Eligible Assets. For purposes of this requirement, Florida municipal securities will be classified into one of the following categories: health care issues, housing issues, educational issues, facilities issues, student loan issues, transportation issues, industrial development bond issues, public power utilities issues, water and sewer utilities issues, special utilities issues, general obligation issues, lease obligations, escrowed bonds and other issues not falling within one of the aforementioned categories. Furthermore, special utilities issues that are not rated by S&P will not be considered S&P Eligible Assets.


              (mmm) "S&P Exposure Period" shall mean the maximum period of time following a Valuation Date that the Fund has under this Certificate of Vote to cure any failure to maintain, as of such Valuation Date, the Discounted Value for its portfolio at least equal to the APS Basic Maintenance Amount (as described in paragraph (a) of Section 9 of this Part I).

              (nnn) "S&P Hedging Transactions" means futures contracts based on the Municipal Index or Treasury Bonds, put and call options on such contracts purchased by the Fund and covered call options and secured put options on portfolio securities written by the Fund.

              (ooo) "Special Dividend Period," with respect to the APS, shall mean any Subsequent Dividend Period commencing on the date designated by the Fund in accordance with Section 4 of this Part I and ending on the last day of the last Dividend Period thereof, with such number of consecutive days or whole years as the Board of Trustees shall specify, including the terms of any Specific Redemption Provisions, if any.

              (ppp) "Specific Redemption Provisions" means, with respect to any Special Dividend Period of 365 or more days, either, or any combination of, (i) period (a "Non-Call Period") determined by the Board of Trustees, after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees, after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Fund's option at a price per share equal to $50,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $50,000 as determined by the Board of Trustees after consultation with the Broker-Dealers; provided that during any Special Dividend Period of 365 or more days if on the date of determination of the Applicable Rate for such APS, such Applicable Rate equaled or exceeded the Treasury Rate, the Fund may redeem APS without regard to any Non-Call Period or Premium Call Period at the Mandatory Redemption Price.

              (qqq) "Subsequent Dividend Period," with respect to the APS, shall mean the period from and including the first day following the Initial Dividend Period thereof to but excluding the next Dividend Payment Date which follows a scheduled Auction for such APS and any period thereafter from and including one Dividend Payment Date which follows a scheduled Auction for such APS to but excluding the next succeeding Dividend Payment Date which follows a scheduled Auction for such APS; provided, however, that if any Subsequent Dividend Period is also a Special Dividend Period, such term shall mean the period commencing on the first day of such Special Dividend Period and ending on the last day of the last Dividend Period thereof.

              (rrr) "Substitute Commercial Paper Dealer" shall mean The First Boston Company or Morgan Stanley & Co. Incorporated or their respective affiliates or successors, if such entity is a Commercial Paper Dealer; provided that none of such entities shall be a Commercial Paper Dealer.

              (sss) "Substitute U.S. Government Securities Dealer" shall mean The First Boston Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer; provided that none of such entities shall be a U.S. Government Securities Dealer.

              (ttt) "Treasury Bonds" shall mean United States Treasury Bonds backed by the full faith and credit of the United States government with remaining maturities of 10 years or more.

              (uuu) "Treasury Rate," on any date for any Rate Period, shall mean
(i) the yield on the most recently auctioned non-callable direct obligations of the U.S. Government (excluding "flower" bonds) with a remaining maturity within three months of the duration of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published by The Wall Street Journal, then the arithmetic average of the yields

(expressed as an interest equivalent in the case of a Rate Period which is one year or less and expressed as a bond equivalent in the case of any longer Rate Period) on the most recently auctioned non-callable direct obligations of the U.S. Government (excluding "flower" bonds) with a remaining maturity within three months of the duration of such Rate Period as quoted on a discount basis or otherwise by the U.S. Government Securities Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Rate, the Treasury Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.


              (vvv) "U.S. Government Securities Dealer" shall mean Goldman, Sachs & Co., Lehman Government Securities Incorporated, Smith Barney, Harris Upham & Co. and Morgan Guaranty Trust Company of New York or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

              (www) "Valuation Date" shall mean, for purposes of determining whether the Fund is maintaining the APS Basic Maintenance Amount and the Minimum Liquidity Level, each Business Day.

              (xxx) "Variation Margin" shall mean, in connection with outstanding purchase or sale positions in futures contracts and outstanding sales positions with respect to options thereon, the amount of cash and securities paid to and received from a futures commission merchant (subsequent to the Initial Margin payment) from time to time as the value of such position fluctuates.

              (yyy) "Voting Period" shall have the meaning set forth in paragraph (b) of Section 5 of this Part I.


                                     PART II

         1. Certain Definitions. Capitalized terms not defined in Section 1 of this Part II shall have the respective meaning specified in Part I hereof. As used in this Part II, the following terms shall have the following meanings, unless the context otherwise requires:

              (a) "Affiliate" shall mean any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any fund or any Person controlled by, in control of or under common control with such fund one of the trustees or executive officers of which is also a trustee of the Fund be deemed to be an Affiliate solely because such trustee or executive officer is also a trustee of the Fund.

              (b) "Agent Member" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder and is identified as such in such Bidder's Master Purchaser's Letter.

              (c) "Applicable Percentage" for the APS on any Auction Date shall mean the percentage, determined as set forth below, based on the prevailing rating of such APS in effect at the close of business on the Business Day next preceding such Auction Date:


Prevailing Rating                                     Percentage
------------------------------------                  ----------
"aa3"/AA- or higher .............................         125%
"a3"/A-..........................................         150%
"ba3/BB-.........................................         200%
Below "ba3"/BB-..................................         250%

provided, however, that in the event the Fund has notified the Auction Agent of its intent to allocate income taxable for federal income tax purposes to the APS prior to the Auction establishing the Applicable Rate for such shares the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate, whichever is greater, provided further, however, that the Applicable Percentage shall be divided in the foregoing manner only to the extent of the portion of the dividend on the APS for such Rate Period that represents the allocation of taxable income to the APS.

         For purposes of this definition, the "prevailing rating" of the APS shall be (i) "aa3"/AA- or higher if such APS have a rating of "aa3" or better by Moody's and AA- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not "aa3"/AA- or higher, then "a3"/A- if such APS have a rating of "a3" or better by Moody's and A- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not "aa3"/AA- or higher or "a3"/A-, then "baa3"/BBB- if such APS have a rating of "baa3" or better by Moody's and BBB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not "aa3"/AA- or higher, "a3"/A- or "baa3"/BBB-, then "ba3"/BB- if the such APS have a rating of "ba3" or better by Moody's and BB- or better by S&P or the equivalent of such ratings by such agencies or substitute rating agency or substitute rating agencies selected as provided below, and (v) if not "aa3"/AA- or higher, "a3"/A-, "baa3"/BBB- or "ba3"/BB-, then Below "ba3"/BB-, provided, however, that if the APS are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency. The Fund shall take all reasonable action necessary to enable either S&P or Moody's to provide a rating for the APS. If neither S&P nor Moody's shall make such a rating available, Goldman, Sachs & Co. or Smith Barney, Harris Upham & Co. Incorporated or their successors as Broker-Dealers shall select a nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time) to act as a substitute rating agency in respect of the APS and the Fund shall take all reasonable action to enable such rating agency or agencies to provide a rating for such APS.

              (d) "Available APS" shall have the meaning specified in paragraph
(a) of Section 4 of this Part II.

              (e) "Bid" and "Bids" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

              (f) "Bidder" and "Bidders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

              (g) "Broker-Dealer" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in this Part II, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

              (h) "Broker-Dealer Agreement" shall mean an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in this Part II.

              (i) "Existing Holder," when used with respect to the APS, shall mean a Person who has signed a Master Purchaser's Letter and is listed as the beneficial owner of such APS in the records of the Auction Agent.

              (j) "Hold Order" and "Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

              (k) "Master Purchaser's Letter" shall mean a letter, addressed to the Fund, the Auction Agent, a Broker-Dealer and an Agent Member in which a Person agrees, among other things, to offer to purchase, to purchase, to offer to sell and/or to sell APS as set forth in this Part II.

              (l) "Maximum Rate," for the APS on any Auction Date, shall mean:

                  (i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Dividend Period designated by the Fund pursuant to Section 4 of Part I of the Certificate of Vote, the product of (A) the "AA" Composite Commercial Paper Rate on such Auction Date for the next Rate Period of such APS and (B) the Applicable Percentage on such Auction Date, unless such APS have or have had a Special Dividend Period (other than a Special Dividend Period of 28 Rate Period Days or less) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Dividend Period after such Special Dividend Period, in which case the higher of:

                           (A) the dividend rate on the APS for the then-ending
                  Rate Period, and

                           (B) the product of (1) the higher of (x) the "AA"
                  Composite Commercial Paper Rate on such Auction Date for the then-ending Rate Period of such APS, if such Rate Period is less than one year, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or greater, and (y) the "AA" Composite Commercial Paper Rate on such Auction Date for such Special Dividend Period of such APS, if such Special Dividend Period is less than one year, or the Treasury Rate on such Auction Date for such Special Dividend Period, if such Special Dividend Period is one year or greater and (2) the Applicable Percentage on such Auction Date; or

                  (ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Dividend Period of more than 28 Rate Period Days designated by the Fund pursuant to Section 4 of Part I of the Certificate of Vote, the product of (A) the highest of (1) the "AA" Composite Commercial Paper Rate on such Auction Date for the then-ending Rate Period of such APS, if such Rate Period is less than one year, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or greater, (2) the "AA" Composite Commercial Paper Rate on such Auction Date for the Special Dividend Period for which the Auction is being held if such Special Dividend Period is less than one year or the Treasury Rate on such Auction Date for the Special Dividend Period for which the Auction is being held if such Special Dividend Period is one year or greater, and (3) the "AA" Composite Commercial Paper Rate on such Auction Date for Minimum Dividend Periods and (B) the Applicable Percentage on such Auction Date.

              (m) "Order" and "Orders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

              (n) "Outstanding" shall mean, as of any Auction Date with respect to the APS, the number of such APS theretofore issued by the Fund except, without duplication, (i) any APS theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund or as to which a notice of redemption shall have been given by the Fund, (ii) any APS as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any APS represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

              (o) "Person" shall mean and include an individual, a partnership, a fund, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

              (p) "Potential Holder," when used with respect to the APS, shall mean any Person, including any Existing Holder of such APS, (i) who shall have executed a Master Purchaser's Letter and (ii) who may be interested in acquiring such APS (or, in the case of an Existing Holder of APS, additional APS).

              (q) "Securities Depository" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with the APS.

              (r) "Sell Order" and "Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

              (s) "Submission Deadline" shall mean 1:30 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Brokers-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

              (t) "Submitted Bid" and "Submitted Bids" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

              (u) "Submitted Hold Order" and "Submitted Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

              (v) "Submitted Order" and "Submitted Orders" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

              (w) "Submitted Sell Order" and "Submitted Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

              (x) "Sufficient Clearing Bids" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

              (y) "Winning Bid Rate" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

         2. Orders by Existing Holders and Potential Holders. (a) Prior to the Submission Deadline on each Auction Date:

                  (i) each Existing Holder of APS subject to an Auction on such Auction Date may submit to a Broker-Dealer by telephone or otherwise information as to:

                           (A) the number of Outstanding APS, if any, held by
                  such Existing Holder which such Existing Holder desires to continue to hold without regard to the Applicable Rate for such APS for the next succeeding Rate Period of such APS;

                           (B) the number of Outstanding APS, if any, which such
                  Existing Holder offers to sell if the Applicable Rate for such APS for the next succeeding Rate Period of such APS shall be less than the rate per annum specified by such Existing Holder; and/or

                           (C) the number of Outstanding APS, if any, held by
                  such Existing Holder which such Existing Holder offers to sell without regard to the Applicable Rate for such APS for the next succeeding Rate Period of such APS;

and

                  (ii) one or more Broker-Dealers, using lists of Potential Holders, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Holders (by telephone or otherwise), including Persons that are not Existing Holders, on such lists to determine the number of APS, if any, which each such Potential Holder offers to purchase if the Applicable Rate for such APS for the next succeeding Rate Period of such APS shall not be less than the rate per annum specified by such Potential Holder.

For the purposes hereof, the communication to a Broker-Dealer of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Existing Holder and each Potential Holder placing an Order is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

              (b) (i) A bid by an Existing Holder of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                                    (A) the number of Outstanding APS specified
                           in such Bid if the Applicable Rate for such APS determined on such Auction Date shall be less than the rate specified therein;

                                    (B) such number or a lesser number of
                           Outstanding APS to be determined as set forth in clause (iv) of paragraph (a) of Section 5 of this
                           Part II if the Applicable Rate for such APS determined on such Auction Date shall be equal to the rate specified therein; or

                                    (C) the number of Outstanding APS specified
                           in such Bid if the rate specified therein shall be higher than the Maximum Rate for such APS, or such number or a lesser number of Outstanding APS to be determined as set forth in clause (iii) of paragraph
                           (b) of Section 5 of this Part II if the rate specified therein shall be higher than the Maximum Rate for such APS and Sufficient Clearing Bids for such APS do not exist.

                  (ii) A Sell Order by an Existing Holder of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                           (A) the number of Outstanding APS specified in such
                  Sell Order; or

                           (B) such number or a lesser number of Outstanding APS
                  as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if Sufficient Clearing Bids for such APS do not exist.

                  (iii) A Bid by a Potential Holder of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                           (A) the number of Outstanding APS specified in such
                  Bid if the Applicable Rate for such APS determined on such Auction Date shall be higher than the rate specified therein; or

                           (B) such number or a lesser number of Outstanding APS
                  as set forth in clause (v) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for such APS determined on such Auction Date shall be equal to the rate specified therein.

                           (c) No Order for any number of APS other than whole
                  shares shall be valid.

         3. Submission of Orders by Broker-Dealers to Auction Agent. (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for APS subject to an Auction on such Auction Date obtained by such Broker-Dealer and shall specify with respect to each Order for such shares:

                  (i) the name of the Bidder placing such Order;

                  (ii) the aggregate number of APS that are the subject of such Order;

                  (iii) to the extent that such Bidder is an Existing Holder of
         APS:

                           (A) the number of APS, if any, subject to any Hold
                  Order placed by such Existing Holder;

                           (B) the number of APS, if any, subject to any Bid
                  placed by such Existing Holder and the rate specified in such Bid; and

                           (C) the number of APS, if any, subject to any Sell
                  Order placed by such Existing Holder; and

                  (iv) to the extent such Bidder is a Potential Holder of APS, the rate and number of such APS specified in such Potential Holder's Bid.

              (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

              (c) If an Order or Orders covering all of the Outstanding APS held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of Outstanding APS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

              (d) If any Existing Holder submits through a Broker-Dealer to the Auction Agent one or more Orders covering in the aggregate more than the number of Outstanding APS subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                  (i) all Hold Orders for APS shall be considered valid, but only up to and including in the aggregate the number of Outstanding APS held by such Existing Holder, and if the number of APS subject to such Hold Orders exceeds the number of Outstanding APS held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding APS held by such Existing Holder;

                  (ii) (A) any Bid for APS shall be considered valid up to and including the excess of the number of Outstanding APS held by such Existing Holder over the number of APS subject to any Hold Orders referred to in clause (i) above;

                           (B) subject to subclause (A), if more than one Bid
                  for APS with the same rate is submitted on behalf of such Existing Holder and the number of Outstanding APS subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of APS subject to each Bid with the same rate shall be reduced pro rata to cover the number of APS equal to such excess;

                           (C) subject to subclauses (A) and (B), if more than
                  one Bid for APS with different rates is submitted on behalf of such Existing Holder, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                           (D) in any such event, the number, if any, of such
                  Outstanding APS subject to any portion of Bids considered not valid in whole or in part under the clause (ii) shall be treated as the subject of a Bid for APS by a Potential Holder at the rate therein specified; and

                  (iii) all Sell Orders for APS shall be considered valid up to and including the excess of the number of Outstanding APS held by such Existing Holder over the sum of the APS subject to valid Hold Orders referred to in clause (i) above and valid Bids by such Existing Holder referred to in clause (ii) above.

              (e) If more than one Bid for one or more of the APS is submitted on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

              (f) An Order submitted by a Broker-Dealer to the Auction Agent prior to the Submission Deadline on any Auction Date shall be irrevocable.

         4. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate. (a) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders" and shall for the APS for which an Auction is being held determine:

                  (i) the excess of the number of Outstanding APS over the number of Outstanding APS subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available APS.");

                  (ii) from the Submitted Orders for such APS whether:

                           (A) the number of Outstanding APS subject to
                  Submitted Bids by Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for such APS exceeds or is equal to the sum of

                           (B) the number of Outstanding APS subject to
                  Submitted Bids by Existing Holders specifying one or more rates higher than the Maximum Rate for such APS; and

                           (C) the number of Outstanding APS subject to
                  Submitted Sell Orders

(in the event such excess or such equality exists (other than because the number of APS in subclauses (B) and (C) above is zero because all of the Outstanding APS are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for such APS); and

                           (iii) if Sufficient Clearing Bids for such APS
                  exists, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for such APS) which if:

                                    (A) (I) each such Submitted Bid from
                           Existing Holders specifying such lowest rate and (II) all other such Submitted Bids from Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the APS that are subject to such Submitted Bids; and

                                    (B) (I) each such Submitted Bid from
                           Potential Holders specifying such lowest rate and
                           (II) all other such Submitted Bids from Potential Holders specifying lower rates were accepted;

would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding APS which, when added to the number of Outstanding APS to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available APS.

              (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 4, the Auction Agent shall advise the Fund of the Maximum Rate for the APS for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for such APS for the next succeeding Rate Period thereof as follows:

                  (i) if Sufficient Clearing Bids for such APS exists, that the Applicable Rate for such APS for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for such APS to be determined;

                  (ii) if Sufficient Clearing Bids for such APS do not exist (other than because all of the Outstanding APS are subject to Submitted Hold Orders), that the Applicable Rate for such APS for the next succeeding Rate Period, which shall be a Minimum Dividend Period, thereof shall be equal to the Maximum Rate for such APS; or

                  (iii) if all of the Outstanding APS are subject to Submitted Hold Orders, that the Applicable Rate for such APS for the next succeeding Rate Period thereof shall be equal to the product of (A) (I) the "AA" Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period is less than one year or (II) the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or greater and (B) 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate, whichever is greater; provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to the APS in such Rate Period any net capital gains or other income taxable for Federal income tax purposes, the Applicable Rate in respect of that portion of the dividend on the APS for such Rate Period that represents the allocation of net capital gains or other income taxable for federal income tax purposes shall be the rate described in the preceding clause
         (A)(I) or (II), as applicable, without being multiplied by the factor set forth in the preceding clause (B).

         5. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Existing Holders shall continue to hold the APS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 4 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

              (a) If Sufficient Clearing Bids for any of the APS have been made, all Submitted Sell Orders shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 5, Submitted Bids shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for such APS shall be rejected:

                  (i) Existing Holders' Submitted Bids for such APS specifying any rate that is higher than the Winning Bid Rate for such APS shall be accepted, thus requiring each such Existing Holder to sell the APS subject to such Submitted Bids;

                  (ii) Existing Holders' Submitted Bids for the APS specifying any rate that is lower than the Winning Bid Rate for such APS shall be rejected, thus entitling each such Existing Holder to continue to hold the APS subject to such Submitted Bids;

                  (iii) Potential Holders' Submitted Bids for the APS specifying any rate that is lower than the Winning Bid Rate shall be accepted;

                  (iv) each Existing Holder's Submitted Bid for the APS specifying a rate that is equal to the Winning Bid Rate for such APS shall be rejected, thus entitling such Existing Holder to continue to hold the APS subject to such Submitted Bid, unless the number of Outstanding of APS subject to all such Submitted Bids shall be greater than the number of APS ("remaining shares") in the excess of the Available APS over the number of the APS subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold the APS subject to such Submitted Bid, but only in an amount equal to the number of APS obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding APS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding APS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for such APS; and

                  (v) each Potential Holder's Submitted Bid for the APS specifying a rate that is equal to the Winning Bid Rate for such

         APS shall be accepted but only in an amount equal to the number of APS obtained by multiplying the number of shares in the excess of the Available APS over the number of the APS subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding APS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding APS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for such APS; and

              (b) If Sufficient Clearing Bids for any of the APS have not been made (other than because all of the Outstanding APS are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 5, Submitted Orders for such APS shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for such APS shall be rejected:

                  (i) Existing Holders' Submitted Bids for the APS specifying any rate that is equal to or lower than the Maximum Rate for such APS shall be rejected, thus entitling such Existing Holders to continue to hold the APS subject to such Submitted Bids;

                  (ii) Potential Holders' Submitted Bids for the APS specifying any rate that is equal to or lower than the Maximum Rate for such APS shall be accepted; and

                  (iii) Each Existing Holder's Submitted Bid for the APS specifying any rate that is higher than the Maximum Rate of such APS and the Submitted Sell Orders for such APS of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted any such Submitted Bid or Submitted Sell Order to sell the APS subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of APS obtained by multiplying the number of APS subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding APS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding APS subject to all such Submitted Bids and Submitted Sell Orders.

              (c) If all of the Outstanding APS are subject to Submitted Hold Orders, all Submitted Bids for such APS shall be rejected.

              (d) If, as a result of the procedures described in clause (iv) or
(v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 5, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of APS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of APS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of APS so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of APS.

              (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 5, any Potential Holder would be entitled or required to purchase less than a whole share of APS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate shares of such APS for purchase among Potential Holders so that only whole shares of APS are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing the APS on such Auction Date.

              (f) Based on the results of each Auction for the APS, the Auction Agent shall determine the aggregate number of APS to be purchased and the aggregate number of APS to be sold by Potential Holders and Existing Holders on whose behalf each Broker-Dealer submitted Bids or Sell Orders and, with respect to each Broker-Dealer, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers of APS such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers of APS such Broker-Dealer shall receive, as the case may be, shares of such APS.

         6. Notification of Allocations. In normal circumstances, whenever the Fund intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on the APS, the Fund will notify the Auction Agent of the amount to be so included 15 days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will in turn notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will notify its Existing Holders and Potential Holders believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

         7. Miscellaneous. (a) To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Certificate of Vote to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Certificate of Vote with respect to the APS prior to the issuance of such APS.

              (b) An Existing Holder may sell, transfer or otherwise dispose of the APS only in whole shares and only pursuant to a Bid or Sell Order in accordance with the procedures described in this Part II or to or through a Broker-Dealer or to a Person that has delivered a signed copy of a Master Purchaser's Letter to the Auction Agent; provided, that in the case of all transfers other than pursuant to Auctions, such Existing Holder, its Broker-Dealer or its Agent Member advises the Auction Agent of such transfer.

              (c) All of the APS outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee.

              (d) Neither the Fund nor any affiliate thereof may submit an Order in any Auction, except that any Broker-Dealer that is an affiliate of the Fund may submit Orders in an Auction, but only if such Orders are not for its own account.

         IN WITNESS WHEREOF, the undersigned has caused this Certificate of Vote
to be executed as of                    , 1992.
                    ----------- -------


                                           -------------------------------------
                                           Ronald A. Nyberg
                                           Secretary



State of                   )
                           )       ss
County of                  )

         Then personally appeared before me Ronald A. Nyberg, who acknowledged the foregoing instrument to be his free act and deed and the free act and deed in his capacity as Secretary of Van Kampen Merritt Trust For Investment Grade Florida Municipals.


                                           Before me,

                                           -----------------------------
                                           Notary public


My commission Expires:                     -----------------------------

          ARTICLES OF AMENDMENT TO THE CERTIFICATE OF VOTE OF TRUSTEES
                  ESTABLISHING A CLASS OF PREFERRED SHARES OF

            VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

                  Van Kampen Trust for Investment Grade Florida Municipals, a Massachusetts business trust (the "Fund"), certifies to the Secretary of State of the Commonwealth of Massachusetts as follows:

                  FIRST: On October 8, 1998, the Board of Trustees, pursuant to the provisions of Article VI of the Amended and Restated Declaration of Trust (the "Declaration of Trust") of the Fund and Section 5 of Part I and Section 7 of Part II of the Certificate of Vote of Trustees Establishing a Class of Preferred Shares (the "Certificate of Vote") of the Fund, authorized and declared a 2-for-1 split of the preferred shares of beneficial interest of the Fund, par value $.01 per share, liquidation preference $50,000 per share, designated Auction Preferred Shares (the "APS"). The stock split is to be effected by means of a division of each outstanding share of APS into two preferred shares of beneficial interest, par value $.01 per share, liquidation preference $25,000 per share.

                  SECOND: Pursuant to the provisions of Article VI of the Declaration of Trust and Section 5 of Part I and Section 7 of Part II of the Certificate of Vote, the following amendments to the Certificate of Vote have been duly adopted and approved by a majority of the Trustees of the Fund.

                  a. The first paragraph of the vote establishing a class of preferred shares of beneficial interest is hereby amended by replacing such paragraph with the following:

                  First: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article VI of its Declaration of Trust (which, as amended or restated from time to time is, together with this Certificate of Vote, herein called the "Declaration of Trust"), the Board of Trustees hereby authorizes the issuance of a series of 1,600 shares of its authorized preferred shares of beneficial interest, par value $.01 per share ("Preferred Shares"), liquidation preference of $25,000 per share, designated Auction Preferred Shares ("APS").

                  b. The first paragraph under the heading "DESIGNATION" of the Certificate of Vote is hereby amended by replacing such paragraph with the following paragraph.

                  APS: A series of 1,600 preferred shares of beneficial interest, $.01 par value, liquidation preference $25,000 per share, are hereby designated "Auction Preferred Shares" (hereinafter, "APS"). Each APS shall be issued on June 10, 1992; have an Applicable Rate for its Initial Dividend Period (which period shall continue to and include Tuesday, January 19, 1993) equal to 3.45% per annum; have an Initial Dividend Payment Date of Wednesday, July 1, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in Part I and Part II of this Certificate of Vote. The APS shall constitute a separate series of Preferred Shares of beneficial interest of the Fund, and each share of APS shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

                  c. Section 2 (c)(ii) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  The amount of dividends per share payable on the APS on any date on which dividends shall be payable on the APS shall be computed by multiplying the respective Applicable Rate in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period is a Rate Period, or is contained in a Rate Period, of less that one year and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

                  d. Section 3 (a)(i) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  After the Initial Dividend Period with respect to any series of APS and upon giving a Notice of Redemption, as provided below, the Fund at its option may redeem shares of any series of APS, in whole or in part, on the second Business Day next preceding any Dividend Payment Date applicable to those shares of APS called for redemption, out of funds legally available therefor, at the Optional Redemption Price; provided that during a Special Dividend Period of 365 days or more no share of APS will be subject to optional redemption during any Non-Call Period; provided, that shares of any series of APS may not be redeemed in part of any such partial redemption fewer than 500 shares of such series remain outstanding.

                  e. Section 5 (g) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  Right to Vote with Respect to Certain Other Matters. If the Fund has more than one series of APS outstanding, the affirmative vote of the holders of a majority (unless a higher percentage vote is required under the Declaration of Trust or under this Certificate of Vote) of the outstanding shares of each series of APS, each voting as a separate class, is required with respect to any matter that materially affects the series in a manner different from that of other series of classes of the Fund's shares, including without limitation any proposal to do the following: (1) increase or decrease the aggregate number of authorized shares of the series; (2) effect any exchange, reclassification, or cancellation of all or part of the shares of the series;
(3) effect an exchange, or create a right of exchange, of all or any part of the shares of the series; (4) change the rights or preferences of the shares of the series; (5) change the shares of the series, whether with or without par value, of the same or another class or series; (6) create a new class or series of shares having rights and preferences prior and superior to the shares of the series, or increase the rights and preferences or the number of authorized shares of a series having rights and preferences prior or superior to the shares of the series;

or (7) cancel or otherwise affect distributions on the shares of the series that have accrued but have not been declared. To the extent that the interest of a series of APS affected by a matter are substantially identical to the interests of another series of APS affected by such matter (e.g., a vote of shareholders required under Section 13(a) of the 1940 Act), each such series shall vote together collectively as one lass. The vote of holders of each series of APS described above will in each case be in addition to a separate vote of the requisite percentage of Common Shares and APS necessary to authorize the action in question.

                  f. Section 6 (a) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of the APS then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the APS upon dissolution, liquidation or winding up, an amount equal to the liquidation preference with respect to such shares. The liquidation preference for the APS shall be $25,000 per share, plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to the date of final distribution in same-day funds, together with any payments required to be made pursuant to Section 12 in connection with the liquidation of the Fund.

                  g. Section 15 (f) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:


                  "APS Basic Maintenance Amount," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of APS Outstanding on such date multiplied by $25,000; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to (but not Including) the first respective Dividend Payment Dates for each of the APS Outstanding that follow such Valuation Date;
(C) the amount equal to the Projected Dividend Amount (based on the number of APS Outstanding on such date); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund's Maximum Potential Additional Dividend Liability as of such Valuation Date; (F) the amount of any premium payable pursuant to a Premium Call Period; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(F) (including, without limitation, any amounts described in Section 13 of Part I as required to be treated as liabilities in connection with the Fund's transactions in futures and options and including any payables for municipal securities purchased as of such Valuation Date) less (ii) either (A) the face value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) thorough
(i)(G) if such assets mature within the Moody's Exposure Period and are either securities issued or guaranteed by the United States Government or have a rating assigned by Moody's of P-1, VMIG-1 or MIG-1 (or, with respect to S&P, SP-1+ or A-1+) or (B) the Discounted Value of such assets. For purposes of the APS Basic Maintenance Amount in connection with S&Ps ratings of the APS, with respect to any transactions by the Fund in futures contracts, the Fund shall include as liabilities (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Fund plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Fund. For purposes of the APS Basic Maintenance Amount in connections with Moody's rating of the APS, with respect to any transactions by the Fund in securities options, the Fund shall include as liabilities (i) 10% of the exercise price of a call option written by the Fund and (ii) the exercise price of any written put option.

                  h. Section 15 (ii) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  "Mandatory Redemption Price" means $25,000 per share of APS plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption (whether or not earned or declared).


                  i. Section 15 (yy) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:


                  "Optional Redemption Price" shall mean (i) $25,000 per share of APS in the case of a six month Dividend Period or a Special Dividend Period of less than 365 days or (ii) with respect to a Special Dividend Period of 365 days or more the Optional Redemption Price set forth in the Specific Redemption Provisions in connection therewith; in each case plus an amount equal to accumulated but unpaid dividends thereon to the date of redemption (whether or not earned or declared).

                  j. Section 15 (ppp) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  "Specific Redemption Provisions" means, with respect to any Special Dividend Period of 365 or more days, either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Trustees, after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund, and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees, after consultation within the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000 as determined by the Board of Trustees after consultation with the Broker-Dealers; provided that during any Special Dividend Period of 365 or more days if, on the date of determination of the Applicable Rate, such Applicable Rate equaled or exceeded the Treasury Rate, the Fund may redeem APS without regard to any Non-Call Period or Premium Call Period at the Mandatory Redemption Price.

                            ARTICLES OF AMENDMENT TO

                       THE CERTIFICATE OF VOTE OF TRUSTEES

                CHANGING THE TIMING OF CERTAIN REPORTS TO RATING

                                    AGENCIES


                  Van Kampen Trust for Investment Grade Florida Municipals, a Massachusetts business trust (the "Fund"), certifies to the Secretary of State of the Commonwealth of Massachusetts as follows:

         FIRST: On September 25, 2003, the Board of Trustees of the Fund, pursuant to the provisions of Article VI of the Amended and Restated Declaration of Trust (the "Declaration of Trust") of the Fund and Section 5 of Part I of the Certificate of Vote of Trustees Establishing a Class of Preferred Shares (the "Certificate of Vote") of the Fund, authorized an amendment to the Certificate of Vote to change the timing of filing certain reports with rating agencies from quarterly to annually and to make conforming changes to the Certificate of Vote.

         SECOND: Pursuant to the provisions of Article VI of the Declaration of Trust and Section 5 of Part I of the Certificate of Vote of the Fund, the following amendments to the Certificate of Vote have been duly adopted and approved by a majority of the Trustees of the Fund.

            A. Section 5 (d) (ii) of Part I of the Certificate of Vote is hereby amended to replace the term "Quarterly Valuation Date" with the term "Annual Valuation Date."

            B. The second and third sentences of Section 9(b) of Part I of the Certificate of Vote are hereby amended to replace such sentences with the following:

                The Fund shall also deliver to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) an APS Basic Maintenance Report as of the last Valuation Date of each month on or before the third Business Day after such day. The Fund shall also deliver to S&P (if S&P is then rating the APS) and Moody's (if Moody's is then rating the APS) an APS Basic Maintenance Report whenever (i) the Fund shall have redeemed APS or Common Shares, (ii) the Fund shall fail to have S&P Eligible Assets or Moody's Eligible Assets with an aggregate Discounted Value at least equal to 105% of the APS Basic Maintenance Amount, or (iii) whenever requested by Moody's or

                S&P, in each case on or before the third Business Day after such day.

            C. Section 9 (c) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                Within ten Business Days after the date of delivery of an APS Basic Maintenance Report in accordance with paragraph (b) of this Section 9 relating to an Annual Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that, in such Report, the Fund determined in accordance with this Certificate of Vote whether the Fund had, at such Annual Valuation Date, S&P Eligible Assets (if S&P is then rating the APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount (such confirmation being herein called the "Accountant's Confirmation").

            D. The final clause of Section 13 (a) (i) of Part I of the Certificate of Vote, which read "there shall be a quarterly audit made of the Fund's futures and options transactions by the Fund's independent accountants to confirm that the Fund is in compliance with these standards; or" is hereby amended to replace such clause with the following:

                there shall be an annual audit made of the Fund's futures and options transactions by the Fund's independent accountants to confirm that the Fund is in compliance with these standards; or

            E. Section 15 (h) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                "APS Basic Maintenance Report" shall mean a report signed by any of the President, Treasurer, any Senior Vice President or any Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), the APS Basic Maintenance Amount, the net asset value and market trading price per Common Share, and the total return percentage for the relevant valuation period.

            F. Section 15 (ddd) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                "Annual Valuation Date" shall mean the last Business Day of each fiscal year of the Fund.

                IN WITNESS WHEREOF, the undersigned has caused this Certificate of Vote to be executed as of March 8, 2004.


                                            -----------------------------
                                            A. Thomas Smith III
                                            Vice President and Secretary

State of New York   )
                    )    ss
County of New York  )


                Then personally appeared before me A. Thomas Smith III, who acknowledged the foregoing instrument to be his free act and deed and the free act and deed in his capacity as Vice President and Secretary of Van Kampen Trust for Investment Grade Florida Municipals.


                                            Before me,


                                            -----------------------------
                                            Notary Public


My commission expires:
                       -------------------

                            ARTICLES OF AMENDMENT TO

                       THE CERTIFICATE OF VOTE OF TRUSTEES

                        ESTABLISHING PREFERRED SHARES OF

                         VAN KAMPEN TRUST FOR INVESTMENT

                            GRADE FLORIDA MUNICIPALS

                Pursuant to the provisions of the Declaration of Trust of Van Kampen Trust for Investment Grade Florida Municipals (the "Fund") and pursuant to the provisions of the Certificate of Vote of Trustees Establishing Preferred Shares of the Fund (the "Certificate of Vote"), the following amendments to the Certificate of Vote have been duly adopted and approved by a majority of the Trustees of the Fund.

                a. The second paragraph of the Certificate of Vote is amended to read as follows:

                First: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article VI of its Declaration of Trust (which, as amended or restated from time to time is, together with this Certificate of Vote, herein called the "Declaration of Trust"), the Board of Trustees hereby authorizes the issuance of a series of 2,240 shares of its authorized preferred shares of beneficial interest, par value $.01 per share ("Preferred Shares"), liquidation preference of $25,000 per share, designated Auction Preferred Shares ("APS").

                b. The fourth paragraph of the Certificate of Vote is amended to read as follows.

                           APS: The 2,240 preferred shares of beneficial interest, $.01 par value, liquidation preference $25,000 per share, are hereby designated "Auction Preferred Shares". Each share of APS shall have such preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in Part I and II of this Certificate of Vote. The Aps shall constitute a separate series of Preferred Shares of the Fund, and each shares of APS shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

         IN WITNESS WHEREOF, the undersigned has caused this Certificate of Vote to be executed as of March 8, 2004.


                                            -----------------------------
                                            A. Thomas Smith III
                                            Vice President and Secretary

State of New York    )
                     )    ss
County of New York   )


                Then personally appeared before me A. Thomas Smith III, who acknowledged the foregoing instrument to be his free act and deed and the free act and deed in his capacity as Vice President and Secretary of Van Kampen Trust for Investment Grade Florida Municipals.


                                            Before me,


                                            -----------------------------
                                            Notary Public


My commission expires:
                       -------------------

                                   APPENDIX C

               ACQUIRING FUND ANNUAL REPORT DATED OCTOBER 31, 2004

Item 1.  Reports to Shareholders.

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Trust for Investment Grade Florida Municipals performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of October 31, 2004.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 10/31/04

TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS
SYMBOL: VTF
---------------------------------------------------------
AVERAGE ANNUAL                   BASED ON      BASED ON
TOTAL RETURNS                      NAV       MARKET PRICE

Since Inception (3/27/92)         8.26%         7.25%

10-year                           8.56          8.74

5-year                            9.77          9.25

1-year                            9.54          3.71
---------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Florida Municipal Bond Index is a broad-based statistical composite of Florida municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

Van Kampen Trust for Investment Grade Florida Municipals is managed by the Adviser's Municipal Fixed Income team.(1) Current members include Thomas Byron, Vice President; Robert Wimmel, Vice President; and John Reynoldson, Executive Director.

MARKET CONDITIONS

The interest-rate environment of the 12 months ended October 31, 2004 was marked by two periods of steadily declining yields, with a significant sell-off in the middle. Yields fell steadily through the first half of the period, approaching the historical lows of 2003. This trend persisted until March, at which point yields reversed direction and began an upward march as prices fell. These losses were steepest in April, as a surprisingly strong employment report and signals from members of the Federal Open Market Committee (the Fed) caused investors to expect a near-term rate increase. Rates went on to decline from May through the end of the period as the market digested the Fed's newly hawkish rate stance. Investors were further comforted when, after the Fed raised rates at its June 30, 2004 meeting, its members indicated that the path of future rate increases would be measured.

Unusually, longer-maturity securities largely outperformed in this period of Fed tightening. Historically, the typical pattern in periods of tightening policy has seen yields rise across all maturities. During the review period, however, yields of shorter maturity bonds rose while those of bonds with longer maturities declined slightly.

Lower-quality municipal bonds also performed strongly in this environment, as the difference in yields (known as the "yield spread") between AAA and BBB rated bonds decreased by roughly 20 basis points for 20-year bonds. As a result, sectors with heavy exposure to lower-rated debt, such as hospitals and industrial-revenue bonds, posted higher total returns than sectors dominated by higher-rated debt.

Issuance for the first 10 months of 2004 (the final 10 months of the review period) was roughly six percent lower than in the same period in 2003. That said, 2003 was a record year, and at the current pace of issuance, 2004 could well be one of the largest years in recent memory. The strong supply met with faltering demand from mutual funds, as fund investors withdrew over $15 billion in net cash during the period. This faltering demand was largely offset by increased participation in the market by insurance companies and individual investors.

(1)Team members may change without notice at any time.

Florida's fiscal condition improved over the period, with revenues exceeding expectations. The state's economic growth rate remained well ahead of national levels, and its employment levels were among the best in the country. Florida's biggest challenge during the period arose from the fact that it was hit with four major hurricanes in one season, a phenomenon not seen in any other state since Texas in 1886.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ significantly, as they did during the reporting period. On an NAV basis, the trust outperformed its benchmark index, the Lehman Brothers Florida Municipal Bond Index. (See table below.)

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates in the final months of the period made the trust's borrowing activity more expensive. These expenses, however, were more than offset by the strong performance of the bonds the trust invested in, leading to the portfolio's outperformance versus its benchmark, which is unleveraged.

The fund experienced significant call activity during the period, as issuers sought to lower their interest costs by refinancing their bonds at lower market rates. This activity affected nearly seven percent of the trust's portfolio. We reinvested the proceeds into bonds that we believe had more favorable prospects for total return. Many of these securities were in the 15- to 20-year segment of the market, which our analysis indicated offered the most appealing combination of value and total-return potential. We also selectively purchased some securities on the long end of the market that were attractively priced.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

-------------------------------------------------------------
      BASED ON     BASED ON     LEHMAN BROTHERS FLORIDA
        NAV      MARKET PRICE    MUNICIPAL BOND INDEX

       9.54%        3.71%                5.98%
-------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION AND INDEX DEFINITION.

We remained focused on controlling the trust's risk profile through attention to credit quality and diversification. By the end of the 12-month period, more than 89 percent of the trust's total investments were invested in bonds rated AAA and AA; these represent the two highest tiers of credit ratings. The portfolio was also well diversified across the major sectors of the municipal bond market. Its three largest sector exposures were public education, water and sewer, and transportation.

While it is impossible to predict the exact turning point when interest rates will move decisively higher, we believe the trust remains well positioned for the near future. We will continue to search the municipal bond markets for interesting opportunities.

There is no guarantee that any securities will continue to perform well or be held by the trust in the future.

RATINGS ALLOCATION AS OF 10/31/04
AAA/Aaa                                                           73.5%
AA/Aa                                                             15.8
A/A                                                                7.8
BBB/Baa                                                            2.9
TOP 5 SECTORS AS OF 10/31/04
Public Education                                                  20.1%
Water & Sewer                                                     15.6
Transportation                                                    14.6
General Purpose                                                    9.2
Health Care                                                        8.8

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen trust makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen trust provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Van Kampen closed-end funds do not presently provide partial lists of their portfolio holdings on a monthly basis, but may do so in the future.

       You may obtain copies of a trust's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  154.2%
          FLORIDA  146.6%
$  500    Capital Tr Agy FL Rev Ft Lauderdale Proj (AMT)... 5.750%   01/01/32   $   478,210
 2,640    Daytona Beach, FL Util Sys Rev Ser D Rfdg (FSA
          Insd)............................................ 5.250    11/15/15     2,967,334
   400    Escambia Cnty, FL Hlth Fac Auth Rev
          (AMBAC Insd)..................................... 5.950    07/01/20       410,904
 1,000    Escambia Cnty, FL Util Auth Util Sys Rev
          (FGIC Insd)...................................... 5.250    01/01/29     1,049,990
 1,250    Florida Agric & Mechanical Univ Rev Student Apt
          Fac (MBIA Insd).................................. 6.500    07/01/23     1,254,862
 1,750    Florida Hsg Fin Agy Hsg Willow Lake Apts Ser J-1
          (AMT) (AMBAC Insd)............................... 5.350    07/01/27     1,790,530
   490    Florida Hsg Fin Corp Rev Homeowner Mtg Ser 4
          (AMT) (FSA Insd)................................. 6.250    07/01/22       500,231
 1,800    Florida Muni Ln Council Rev Ser A (MBIA Insd).... 5.250    11/01/15     2,015,460
 2,000    Florida Ports Fin Comm Rev St Trans Tr Fd (AMT)
          (MBIA Insd)...................................... 5.375    06/01/27     2,054,620
 3,350    Florida Ports Fin Comm Rev St Trans Tr Fd
          Intermodal Pgm (AMT) (FGIC Insd)................. 5.500    10/01/29     3,541,452
 2,000    Florida St Brd of Ed Cap Outlay Pub Ed Ser C
          (FGIC Insd)...................................... 5.750    06/01/29     2,240,440
 1,600    Florida St Brd of Ed Cap Outlay Pub Ed Ser C
          Rfdg............................................. 5.000    06/01/16     1,724,096
 3,000    Florida St Brd of Ed Cap Outlay Pub Ed Ser D
          Rfdg............................................. 5.750    06/01/22     3,397,230
 2,000    Florida St Brd of Ed Lottery Rev Ser A (FGIC
          Insd)............................................ 5.250    07/01/17     2,221,920
 1,500    Florida St Brd of Ed Lottery Rev Ser A (FGIC
          Insd)............................................ 5.500    07/01/17     1,680,090
 2,000    Florida St Brd of Ed Pub Ed Ser C Rfdg........... 5.000    06/01/06     2,096,400
 1,000    Florida St Brd of Ed Rev FL St Univ Hsg Fac Ser A
          (MBIA Insd)...................................... 5.000    05/01/29     1,026,100
 2,000    Florida St Brd of Regt Hsg Rev Univ FL (FGIC
          Insd)............................................ 5.500    07/01/28     2,171,960
 1,000    Florida St Correctional Privatization Commn Ctf
          Part (MBIA Insd)................................. 5.375    08/01/14     1,134,000
 1,500    Florida St Dept of Trans......................... 5.000    07/01/32     1,544,580
 2,500    Florida St Dept Trans Right of Way Ser A......... 5.250    07/01/21     2,775,075
 1,000    Florida St Muni Pwr Agy Rev Stanton Proj Rfdg
          (FSA Insd)....................................... 5.500    10/01/14     1,144,370
   500    Gainesville, FL Util Sys Rev (Escrowed to
          Maturity)........................................ 8.125    10/01/14       586,985
 1,310    Gainesville, FL Util Sys Rev Ser A (FSA
          Insd) (a)........................................ 5.250    10/01/19     1,451,100
 1,150    Greater Orlando Aviation Auth Orlando FL Arpt Fac
          Rev Ser C Rfdg (MBIA Insd)....................... 5.250    10/01/06     1,219,333
   500    Gulf Breeze, FL Rev Loc Govt (FGIC Insd)......... 5.650    12/01/20       546,260
   730    Gulf Breeze, FL Rev Loc Govt (FGIC Insd)......... 5.750    12/01/20       793,211
 1,000    Highlands Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist Hlth Sys Ser D......................... 5.375    11/15/35     1,035,450
 1,500    Highlands Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist/Sunbelt Ser A.......................... 6.000    11/15/31     1,613,025
   750    Hillsborough Cnty, FL Assmt Rev Capacity Assmt
          Spl (FSA Insd)................................... 5.000    03/01/15       813,667




See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$  750    Hillsborough Cnty, FL Assmt Rev Capacity Assmt
          Spl (FSA Insd)................................... 5.000%   09/01/15   $   813,668
 1,000    Hillsborough Cnty, FL Indl Dev Auth Hosp Rev
          Tampa Gen Hosp Proj Ser B........................ 5.250    10/01/28     1,006,110
 1,000    Hillsborough Cnty, FL Port Dist Tampa Port Auth
          Proj Ser A (AMT) (MBIA Insd)..................... 5.375    06/01/27     1,055,550
 2,000    Hillsborough Cnty, FL Sch Dist (AMBAC Insd)...... 5.375    10/01/18     2,236,520
   690    Hollywood, FL Cmnty Redev Agy Beach Cra.......... 5.625    03/01/24       731,324
 2,230    Jacksonville, FL Cap Impt Rev Crossover Ser B
          Rfdg (AMBAC Insd)................................ 5.000    10/01/12     2,500,588
 2,005    Jacksonville, FL Cap Impt Rev Crossover Ser B
          Rfdg (AMBAC Insd)................................ 5.250    10/01/14     2,267,354
 2,500    Jacksonville, FL Excise Tax Rev Ser B (AMBAC
          Insd)............................................ 5.375    10/01/20     2,789,550
 2,000    Jacksonville, FL Rev Better Jacksonville (MBIA
          Insd)............................................ 5.250    10/01/21     2,189,440
 1,000    Jea, FL Wtr & Swr Sys Rev Ser A (FGIC Insd)...... 5.000    10/01/21     1,072,450
 1,060    Key West, FL Swr Rev Rfdg (FGIC Insd)............ 5.250    10/01/17     1,184,115
 7,000    Lakeland, FL Elec & Wtr Rev (Escrowed to
          Maturity)........................................   *      10/01/13     5,005,210
 2,230    Lakeland, FL Elec & Wtr Rev (Escrowed to
          Maturity)........................................ 5.750    10/01/19     2,447,715
 1,000    Lakeland, FL Hosp Sys Rev Lakeland Regl Hlth
          Sys.............................................. 5.500    11/15/32     1,043,090
 1,000    Lee Cnty, FL Arpt Rev Ser A (AMT) (FSA Insd)..... 5.750    10/01/22     1,107,540
 1,500    Lee Cnty, FL Arpt Rev Ser B (FSA Insd)........... 5.750    10/01/33     1,660,380
   500    Leesburg, FL Hosp Rev Leesburg Regl Med Ctr
          Proj............................................. 5.500    07/01/32       508,400
 1,600    Leesburg, FL Utils Rev (FGIC Insd)............... 5.000    10/01/34     1,652,400
 1,600    Manatee Cnty, FL Pub Util Rev Impt & Rfdg (MBIA
          Insd)............................................ 5.125    10/01/21     1,733,280
   650    Marion Cnty, FL Hosp Dist Rev Hlth Sys Munroe Reg
          Impt & Rfdg...................................... 5.500    10/01/29       658,645
 2,135    Marion Cnty, FL Sch Brd Ctf (FSA Insd)........... 5.250    06/01/19     2,346,514
   260    Miami Beach, FL Stormwtr Rev (FGIC Insd)......... 5.750    09/01/14       298,626
 1,045    Miami Beach, FL Stormwtr Rev (FGIC Insd)......... 5.750    09/01/15     1,197,894
 1,500    Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt
          (AMT) (FGIC Insd)................................ 5.375    10/01/32     1,560,030
   870    Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt
          Ser B (FGIC Insd)................................ 5.450    10/01/15       978,968
 1,000    Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt
          Ser B (FGIC Insd)................................ 5.750    10/01/29     1,105,750
 1,000    Miami-Dade Cnty, FL Aviation Ser A (AMT) (FSA
          Insd)............................................ 5.000    10/01/33     1,010,710
 1,250    Miami-Dade Cnty, FL Sch Brd Ctf Partn Rfdg (FGIC
          Insd)............................................ 5.250    10/01/20     1,356,475
 1,000    Miami-Dade Cnty, FL Sch Brd Ser A (Prerefunded @
          05/01/11) (MBIA Insd)............................ 5.000    05/01/20     1,118,220
 2,250    North Broward, FL Hosp Dist Rev Impt............. 6.000    01/15/31     2,376,945
 1,880    Northern Palm Beach Cnty Impt Dist FL Wtr Ctl
          Unit Dev 9A Impt & Rfdg (MBIA Insd) (a).......... 5.250    08/01/17     2,080,577

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$1,980    Northern Palm Beach Cnty Impt Dist FL Wtr Ctl
          Unit Dev 9A Impt & Rfdg (MBIA Insd) (a).......... 5.250%   08/01/18   $ 2,180,396
 1,000    Orange Cnty, FL Cap Rev Impt & Rfdg (AMBAC
          Insd)............................................   *      10/01/12       745,030
 1,000    Orange Cnty, FL Cap Rev Impt & Rfdg (AMBAC
          Insd)............................................   *      10/01/13       708,800
 1,000    Orange Cnty, FL Sales Tax Rev Ser A Rfdg (FGIC
          Insd)............................................ 5.125    01/01/20     1,081,690
 1,500    Orlando & Orange Cnty Expwy Auth FL Expwy Rev Jr
          Lien (FGIC Insd)................................. 5.000    07/01/28     1,532,565
 1,500    Orlando, FL Util Commn Wtr & Elec Rev
          Ser A Rfdg....................................... 5.000    10/01/22     1,591,440
 1,000    Osceola Cnty, FL Sch Brd Ctf Ser A (AMBAC
          Insd)............................................ 5.125    06/01/22     1,072,420
 2,000    Osceola Cnty, FL Sch Brd Ctf Ser A (AMBAC
          Insd)............................................ 5.250    06/01/27     2,129,840
 1,000    Osceola Cnty, FL Trans Rev Osceola Pkwy Proj Impt
          & Rfdg (MBIA Insd)............................... 5.000    04/01/21     1,075,800
 1,000    Osceola Cnty, FL Trans Rev Osceola Pkwy Proj Impt
          & Rfdg (MBIA Insd)............................... 5.000    04/01/22     1,068,510
 1,000    Palm Beach Cnty, FL Criminal Justice Fac
          Rev Rfdg......................................... 5.000    06/01/13     1,121,610
 1,000    Palm Beach Cnty, FL Pub Impt Rev Convention Ctr
          Proj (Prerefunded @ 11/01/11) (FGIC Insd)........ 5.125    11/01/30     1,128,720
 1,000    Palm Beach Cnty, FL Sch Brd Ctf Ser A (AMBAC
          Insd)............................................ 5.500    08/01/16     1,125,320
 1,500    Palm Beach Cnty, FL Sch Brd Ctf Ser D (FSA
          Insd)............................................ 5.250    08/01/20     1,638,615
 1,000    Palm Coast, FL Util Sys Rev (MBIA Insd).......... 5.250    10/01/21     1,094,720
 1,705    Pembroke Pines, FL Charter Sch Ser A (MBIA
          Insd) (a)........................................ 5.375    07/01/14     1,938,278
 1,000    Pembroke Pines, FL Cons Util Sys Rev (Escrowed to
          Maturity) (FGIC Insd)............................ 6.250    09/01/11     1,153,750
   500    Polk Cnty, FL Sch Brd Ctf Partn Master Lease Ser
          A (FSA Insd)..................................... 5.500    01/01/25       548,860
 1,750    Polk Cnty, FL Util Sys Rev (FGIC Insd)........... 5.250    10/01/20     1,925,980
 1,000    Port Saint Lucie, FL Loc Opt Gas Tax Rev Impt
          (Prerefunded @ 09/01/06) (FGIC Insd)............. 5.500    03/01/15     1,075,050
 1,000    Port Saint Lucie, FL Util Rev (MBIA Insd)........ 5.000    09/01/23     1,058,130
 1,835    Saint Lucie Cnty, FL Sales Tax Rev Impt & Rfdg
          (MBIA Insd) (a).................................. 5.250    10/01/19     2,032,648
 1,000    Saint Lucie Cnty, FL Sch Brd Ctf Ser A (FSA
          Insd)............................................ 5.000    07/01/21     1,060,370
 1,195    Sarasota, FL Wtr & Swr Sys Rev Rfdg (MBIA
          Insd)............................................ 5.500    10/01/09     1,350,290
 1,420    Sebring, FL Wtr & Wastewtr Rev Rfdg (FGIC
          Insd)............................................ 5.250    01/01/19     1,567,297
 1,000    Seminole Cnty, FL Sales Tax Rev (FGIC Insd)...... 5.375    10/01/18     1,126,160
   500    South Lake Cnty Hosp Dist FL South Lake Hosp
          Inc.............................................. 6.375    10/01/28       514,415
   500    Tallahassee, FL Hlth Fac Rev Tallahassee Mem
          Hlthcare Proj.................................... 6.375    12/01/30       509,030
 1,750    Tampa, FL Hosp Rev Cap Impt H Lee Moffitt Ser
          A................................................ 5.750    07/01/19     1,847,388
 1,000    Tampa, FL Occupational License Ser A Rfdg (FGIC
          Insd)............................................ 5.375    10/01/15     1,130,940
 1,000    Tampa, FL Util Tax & Spl Rev Ser A Rfdg (AMBAC
          Insd)............................................ 5.250    10/01/20     1,100,380

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$1,000    Village Ctr Cmnty Dev Dist FL Recreational Rev
          Ser A (MBIA Insd)................................ 5.125%   11/01/36   $ 1,042,130
 1,000    Village Ctr Cmnty Dev Dist FL Util Rev (MBIA
          Insd)............................................ 5.250    10/01/23     1,083,160
 1,000    Village Ctr Cmnty Dev Dist FL Util Rev (Escrowed
          to Maturity) (FGIC Insd)......................... 6.000    11/01/18     1,216,120
 1,500    West Orange Hlthcare Dist FL Ser A............... 5.800    02/01/31     1,560,015
 1,090    West Palm Beach, FL (a).......................... 5.000    03/01/13     1,182,487
                                                                                -----------
                                                                                141,691,277
                                                                                -----------

          PUERTO RICO  5.2%
 4,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser Y
          Rfdg (FSA Insd).................................. 6.250    07/01/21     5,073,040
                                                                                -----------

          U.S. VIRGIN ISLANDS  2.4%
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A...................................... 6.500    10/01/24     1,161,490
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A (ACA Insd)........................... 6.125    10/01/29     1,120,460
                                                                                -----------
                                                                                  2,281,950
                                                                                -----------
TOTAL LONG-TERM INVESTMENTS  154.2%
  (Cost $137,282,484)........................................................   149,046,267
SHORT-TERM INVESTMENTS  1.3%
  (Cost $1,300,000)..........................................................     1,300,000
                                                                                -----------

TOTAL INVESTMENTS 155.5%
  (Cost $138,582,484)........................................................   150,346,267
OTHER ASSETS IN EXCESS OF LIABILITIES  2.5%..................................     2,353,329

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (58.0%)..................   (56,042,799)
                                                                                -----------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...............................   $96,656,797
                                                                                ===========

Percentages are calculated as a percentage of net assets applicable to common shares.

*   Zero coupon bond

(a) The Trust owns 100% of the bond issuance.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
October 31, 2004

ASSETS:
Total Investments (Cost $138,582,484).......................  $150,346,267
Cash........................................................         9,551
Receivables:
  Interest..................................................     1,752,501
  Investments Sold..........................................     1,090,642
Other.......................................................         2,592
                                                              ------------
    Total Assets............................................   153,201,553
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................        77,232
  Income Distributions--Common Shares.......................         9,797
  Other Affiliates..........................................         7,594
Trustees' Deferred Compensation and Retirement Plans........       327,295
Accrued Expenses............................................        80,039
                                                              ------------
    Total Liabilities.......................................       501,957
Preferred Shares (including accrued distributions)..........    56,042,799
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 96,656,797
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($96,656,797 divided by
  5,563,438 shares outstanding).............................  $      17.37
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 5,563,438 shares issued and
  outstanding)..............................................  $     55,634
Paid in Surplus.............................................    85,514,038
Net Unrealized Appreciation.................................    11,763,783
Accumulated Undistributed Net Investment Income.............       255,833
Accumulated Net Realized Loss...............................      (932,491)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 96,656,797
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 2,240 issued with liquidation preference of
  $25,000 per share)........................................  $ 56,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $152,656,797
                                                              ============

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended October 31, 2004

INVESTMENT INCOME:
Interest....................................................  $ 7,211,722
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      905,311
Preferred Share Maintenance.................................      155,122
Trustees' Fees and Related Expenses.........................       84,674
Administrative Fee..........................................       44,134
Legal.......................................................       24,186
Custody.....................................................        9,184
Other.......................................................      141,357
                                                              -----------
    Total Expenses..........................................    1,363,968
    Less Credits Earned on Cash Balances....................          146
                                                              -----------
    Net Expenses............................................    1,363,822
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 5,847,900
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   341,343
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    8,914,232
  End of the Period.........................................   11,763,783
                                                              -----------
Net Unrealized Appreciation During the Period...............    2,849,551
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 3,190,894
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (668,514)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $ 8,370,280
                                                              ===========

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                              FOR THE             FOR THE
                                                             YEAR ENDED          YEAR ENDED
                                                          OCTOBER 31, 2004    OCTOBER 31, 2003
                                                          ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $ 5,847,900         $ 6,122,290
Net Realized Gain.......................................        341,343           1,816,832
Net Unrealized Appreciation/Depreciation During the
  Period................................................      2,849,551          (1,572,319)
Distributions to Preferred Shareholders:
  Net Investment Income.................................       (619,464)           (209,266)
  Net Realized Gain.....................................        (49,050)           (417,470)
                                                            -----------         -----------
Change in Net Assets Applicable to Common Shares from
  Operations............................................      8,370,280           5,740,067
Distributions to Common Shareholders:
  Net Investment Income.................................     (5,718,719)         (6,109,567)
  Net Realized Gain.....................................     (1,441,786)         (3,141,178)
                                                            -----------         -----------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................      1,209,775          (3,510,678)

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment..........................................         15,275                 -0-
                                                            -----------         -----------
TOTAL INCREASE/DECREASE IN NET ASSETS APPLICABLE TO
  COMMON SHARES.........................................      1,225,050          (3,510,678)
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     95,431,747          98,942,425
                                                            -----------         -----------
End of the Period (Including accumulated undistributed
  net investment income of $255,833 and $892,444,
  respectively).........................................    $96,656,797         $95,431,747
                                                            ===========         ===========

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              ------------------------------
                                                               2004       2003      2002 (a)
                                                              ------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $ 17.16    $ 17.79    $ 17.69
                                                              -------    -------    -------
  Net Investment Income.....................................     1.05       1.10       1.20
  Net Realized and Unrealized Gain/Loss.....................      .57        .04        .12
  Common Share Equivalent of Distributions Paid to Preferred
  Shareholders:
      Net Investment Income.................................     (.11)      (.04)      (.14)
      Net Realized Gain.....................................     (.01)      (.07)      (.02)
                                                              -------    -------    -------
Total from Investment Operations............................     1.50       1.03       1.16
Distributions Paid to Common Shareholders:
      Net Investment Income.................................    (1.03)     (1.10)      (.97)
      Net Realized Gain.....................................     (.26)      (.56)      (.09)
                                                              -------    -------    -------
NET ASSET VALUE, END OF THE PERIOD..........................  $ 17.37    $ 17.16    $ 17.79
                                                              =======    =======    =======

Common Share Market Price at End of the Period..............  $ 15.64    $ 16.32    $ 15.80
Total Return (b)............................................    3.71%     14.37%     11.63%
Net Assets Applicable to Common Shares at End of the Period
  (In millions).............................................  $  96.7    $  95.4    $  98.9
Ratio of Expenses to Average Net Assets Applicable to Common
  Shares (c)................................................    1.44%      1.43%      1.52%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)...........................    6.16%      6.33%      6.84%
Portfolio Turnover..........................................      14%        25%        33%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (c)................................................     .90%       .91%       .96%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...........................    5.51%      6.11%      6.05%

SENIOR SECURITIES:
Total Preferred Shares Outstanding..........................    2,240      2,240      2,240
Asset Coverage Per Preferred Share (e)......................  $68,169    $67,613    $69,188
Involuntary Liquidating Preference Per Preferred Share......  $25,000    $25,000    $25,000
Average Market Value Per Preferred Share....................  $25,000    $25,000    $25,000

(a)As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .07%. Per share, ratios, and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

YEAR ENDED OCTOBER 31,
-----------------------------------------------------------------------------
      2001      2000       1999       1998       1997       1996       1995
-----------------------------------------------------------------------------
     $ 16.53   $ 16.00   $  17.89   $  17.71   $  17.32   $  17.24   $  15.24
     -------   -------   --------   --------   --------   --------   --------
        1.16      1.25       1.26       1.28       1.30       1.29       1.30
        1.40       .60      (1.79)       .26        .50        .11       2.02
        (.27)     (.38)      (.30)      (.34)      (.32)      (.34)      (.37)
        (.10)      -0-       (.02)      (.01)      (.02)       -0-        -0-
     -------   -------   --------   --------   --------   --------   --------
        2.19      1.47       (.85)      1.19       1.46       1.06       2.95
        (.83)     (.94)      (.99)      (.99)      (.99)      (.98)      (.95)
        (.20)      -0-       (.05)      (.02)      (.08)       -0-        -0-
     -------   -------   --------   --------   --------   --------   --------
     $ 17.69   $ 16.53   $  16.00   $  17.89   $  17.71   $  17.32   $  17.24
     =======   =======   ========   ========   ========   ========   ========

     $ 15.14   $ 13.50   $  14.75   $ 18.625   $17.1875   $  16.50   $  15.25
      20.31%    -2.28%    -15.79%     14.75%     11.00%     14.89%     20.50%
     $  98.4   $  68.6   $   66.4   $   74.1   $   73.3   $   71.7   $   71.3
       2.01%     1.78%      1.73%      1.68%      1.70%      1.77%      1.79%
       7.72%     7.76%      7.36%      7.19%      7.47%      7.48%      7.97%
         23%       42%        24%        18%         2%        12%         6%

       1.14%     1.11%      1.11%      1.09%      1.09%      1.13%      1.12%
       5.99%     5.39%      5.59%      5.27%      5.62%      5.51%      5.67%

       2,240     1,600      1,600        800        800        800        800
     $68,932   $67,875   $ 66,491   $142,646   $141,590   $139,590   $139,140
     $25,000   $25,000   $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000   $25,000   $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade Florida Municipals (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal income taxes and Florida state intangibles taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Florida municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992. Effective November 30, 2003, the Trust's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2004, there were no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At October 31, 2004, the Trust had an

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

accumulated capital loss carryforward for tax purposes of $87,002, which will expire on October 31, 2012.

    At October 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $139,311,927
                                                                ============
Gross tax unrealized appreciation...........................    $ 11,062,500
Gross tax unrealized depreciation...........................         (28,160)
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 11,034,340
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid for the years ended October 31, 2004 and 2003 was as follows:

                                                                 2004          2003
Distributions paid from:
  Ordinary income...........................................  $  238,060    $   76,667
  Long-term capital gain....................................   1,317,190     3,558,648
                                                              ----------    ----------
                                                              $1,555,250    $3,635,315
                                                              ==========    ==========

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent difference relating to excise taxes paid which are not deductible for tax purposes totaling $790 was reclassified from accumulated undistributed net investment income to paid in surplus. Additionally, a permanent difference relating to book to tax accretion differences totaling $147,118 was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $21,315

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains recognized for tax purposes but not for book purposes on securities.

F. EXPENSE REDUCTIONS During the year ended October 31, 2004, the Trust's custody fee was reduced by $146 as a result of credits earned on cash balances.

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") provides investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective November 1, 2004, the investment advisory fee was reduced from .60% to .55%. In addition, the Trust paid a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .05% of the average daily net assets of the Trust. Effective June 1, 2004, the administrative fee was reduced from .05% to .00%.

    For the year ended October 31, 2004, the Trust recognized expenses of approximately $10,500, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, of which a trustee of the Trust is a partner who provides legal services to the Trust, and is therefore an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2004, the Trust recognized expenses of approximately $28,300 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At October 31, 2004 and October 31, 2003, paid in surplus related to common shares aggregated $85,514,038 and $85,499,561, respectively.

    Transactions in common shares were as follows:

                                                             YEAR ENDED          YEAR ENDED
                                                          OCTOBER 31, 2004    OCTOBER 31, 2003
                                                          ----------------    ----------------
Beginning Shares........................................     5,562,561           5,562,561
Shares Issued Through Dividend Reinvestment.............           877                 -0-
                                                             ---------           ---------
Ending Shares...........................................     5,563,438           5,562,561
                                                             =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $20,784,975 and $22,680,393, respectively.

5. PREFERRED SHARES

The Trust has outstanding 2,240 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

effect on October 31, 2004 was 1.550%. During the year ended October 31, 2004, the rates ranged from 0.900% to 1.750%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

6. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen Trust for Investment Grade Florida Municipals:

We have audited the accompanying statement of assets and liabilities of Van Kampen Trust for Investment Grade Florida Municipals (the "Trust"), including the portfolio of investments, as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000 were audited by other auditors whose report, dated December 6, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the Trust's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Trust for Investment Grade Florida Municipals as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 10, 2004

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

DIVIDEND REINVESTMENT PLAN continued

of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              Van Kampen Funds Inc.
                              Attn: Closed-End Funds
                                2800 Post Oak Blvd.
                                 Houston, TX 77056

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2004. The Trust designated 99.0% of the income distributions as a tax-exempt income distribution. The Trust designated and paid $1,317,190 as a long-term capital gain distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of the Shareholders of the Trust was held on June 23, 2004, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by the common shareholders of the Trust:

                                                                      # OF SHARES
                                                             -----------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
R. Craig Kennedy...........................................  4,668,473            131,551
Jack E. Nelson.............................................  4,668,095            131,929
Richard F. Powers, III.....................................  4,668,135            131,889

With regard to the election of the following trustee by the preferred shareholders of the Trust:

                                                                      # OF SHARES
                                                             -----------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
Hugo F. Sonnenschein.......................................      1,911                100

The other trustees of the Trust whose terms did not expire in 2004 are David C. Arch, J. Miles Branagan, Jerry D. Choate, Rod Dammeyer, Linda Hutton Heagy, Howard J Kerr, Mitchell M. Merin, Wayne W. Whalen and Suzanne H. Woolsey.

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (59)            Trustee      Trustee     Chairman and Chief             85       Trustee/Director/Managing
Blistex Inc.                               since 1992  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

J. Miles Branagan (72)        Trustee      Trustee     Private investor.              83       Trustee/Director/Managing
1632 Morning Mountain Road                 since 2003  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                      August 1996, Chairman,                  in the Fund Complex.
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (66)          Trustee      Trustee     Prior to January 1999,         83       Trustee/Director/Managing
33971 Selva Road                           since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (64)             Trustee      Trustee     President of CAC, L.L.C.,      85       Trustee/Director/Managing
CAC, L.L.C.                                since 1992  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Stericycle,
San Diego, CA 92122-6223                               advisory services. Prior                Inc., Ventana Medical
                                                       to February 2001, Vice                  Systems, Inc., and GATX
                                                       Chairman and Director of                Corporation, and Trustee
                                                       Anixter International,                  of The Scripps Research
                                                       Inc., a global                          Institute and the
                                                       distributor of wire,                    University of Chicago
                                                       cable and communications                Hospitals and Health
                                                       connectivity products.                  Systems. Prior to January
                                                       Prior to July 2000,                     2004, Director of
                                                       Managing Partner of                     TeleTech Holdings Inc.
                                                       Equity Group Corporate                  and Arris Group, Inc.
                                                       Investment (EGI), a                     Prior to May 2002,
                                                       company that makes                      Director of Peregrine
                                                       private investments in                  Systems Inc. Prior to
                                                       other companies.                        February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (56)       Trustee      Trustee     Managing Partner of            83       Trustee/Director/Managing
Heidrick & Struggles                       since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (52)         Trustee      Trustee     Director and President of      83       Trustee/Director/Managing
1744 R Street, NW                          since 2003  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (69)            Trustee      Trustee     Prior to 1998, President       85       Trustee/Director/Managing
736 North Western Avenue                   since 1992  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)           Trustee      Trustee     President of Nelson            83       Trustee/Director/Managing
423 Country Club Drive                     since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (64)     Trustee      Trustee     President Emeritus and         85       Trustee/Director/Managing
1126 E. 59th Street                        since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           83       Trustee/Director/Managing
(62)                                       since 2003  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (51)       Trustee,     Trustee     President and Chief            83       Trustee/Director/Managing
1221 Avenue of the Americas   President    since       Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief    2003;       funds in the Fund                       in the Fund Complex.
                              Executive    President   Complex. Chairman,
                              Officer      and Chief   President, Chief
                                           Executive   Executive Officer and
                                           Officer     Director of the Adviser
                                           since 2002  and Van Kampen Advisors
                                                       Inc. since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (58)  Trustee      Trustee     Advisory Director of           85       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (65)         Trustee      Trustee     Partner in the law firm        85       Trustee/Director/Managing
333 West Wacker Drive                      since 1992  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the
                                                       Fund Complex.

* Such Trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST           SERVED    DURING PAST 5 YEARS
Stefanie V. Chang (38)          Vice President      Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     and Secretary       since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Amy R. Doberman (42)            Vice President      Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                         since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                              Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                and the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex as of August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeitus Investment Management,
                                                                Inc. from January 1997 to July 2000.

James M. Dykas (38)             Chief Financial     Officer     Executive Director of Van Kampen Asset Management and Morgan
1 Parkview Plaza                Officer and         since 1999  Stanley Investment Management. Chief Financial Officer and
Oakbrook Terrace, IL 60181      Treasurer                       Treasurer of funds in the Fund Complex. Prior to August
                                                                2004, Assistant Treasurer of funds in the Fund Complex.

Joseph J. McAlinden (61)        Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas     President and       since 2002  Stanley Investment Advisors Inc., and Morgan Stanley
New York, NY 10020              Chief Investment                Investment Management Inc. and Director of Morgan Stanley
                                Officer                         Trust for over 5 years. Executive Vice President and Chief
                                                                Investment Officer of funds in the Fund Complex. Managing
                                                                Director and Chief Investment Officer of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc. since
                                                                December 2002.

Ronald E. Robison (65)          Executive Vice      Officer     Principal Executive Officer of the Funds since May 2003.
1221 Avenue of the Americas     President and       since 2003  Chief Executive Officer and Chairman of Investor Services.
New York, NY 10020              Principal                       Executive Vice President and Principal Executive Officer of
                                Executive                       funds in the Fund Complex. Managing Director of Morgan
                                Officer                         Stanley. Chief Administrative Officer, Managing Director and
                                                                Director of Morgan Stanley Investment Advisors Inc., Morgan
                                                                Stanley Services Company Inc. and Managing Director and
                                                                Director of Morgan Stanley Distributors Inc. Chief Executive
                                                                Officer and Director of Morgan Stanley Trust. Executive Vice
                                                                President and Principal Executive Officer of the
                                                                Institutional and Retail Morgan Stanley Funds; Director of
                                                                Morgan Stanley SICAV; previously Chief Global Operations
                                                                Officer and Managing Director of Morgan Stanley Investment
                                                                Management Inc.

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS
TRUSTEE AND OFFICER INFORMATION continued
                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST           SERVED    DURING PAST 5 YEARS

John L. Sullivan (49)           Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza                Officer             since 1998  August 2004. Director and Managing Director of Van Kampen
Oakbrook Terrace, IL 60181                                      Investments, the Adviser, Van Kampen Advisors Inc. and
                                                                certain other subsidiaries of Van Kampen Investments. Prior
                                                                August 2004, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management. Prior
                                                                to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                      (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC.
                                                 VTF ANR
                                                 12/04 RN04-02841P-Y10/04

                                   APPENDIX D
                       ACQUIRING FUND SEMI-ANNUAL REPORT
                              DATED APRIL 30, 2005

Item 1. Reports to Shareholders.

The Trust's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Trust for Investment Grade Florida Municipals performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of April 30, 2005.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 4/30/05

TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS
SYMBOL: VTF
------------------------------------------------------------
AVERAGE ANNUAL                      BASED ON      BASED ON
TOTAL RETURNS                         NAV       MARKET PRICE

Since Inception (3/27/92)             8.15%         6.80%

10-year                               7.72          7.30

5-year                                9.83          9.69

1-year                               11.43          3.99

6-months                              2.71         -2.06
------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Florida Municipal Bond Index is a broad-based statistical composite of Florida municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 6-MONTH PERIOD ENDED APRIL 30, 2005

Van Kampen Trust for Investment Grade Florida Municipals is managed by the Adviser's Municipal Fixed Income team.(1) Current members include Thomas Byron and Robert Wimmel, Vice Presidents of the Adviser; and John Reynoldson, Executive Director of the Adviser.

MARKET CONDITIONS

The six-month period ended April 30, 2005, was characterized by continued short-term interest rate increases. As crude oil prices reached record highs, the prospect of rising inflation also cast a shadow. The Federal Open Market Committee (the "Fed") raised the federal funds target rate 100 basis points during the period through a series of four, "measured" 0.25 percent tightenings to 2.75 percent by the end of April. Although rates in the short and intermediate areas of the yield curve shifted upward as the Fed tightened, long-term interest rates fell as buyers did not seem deterred by the prospect of rising inflation. As a result, the yield curve (the difference between short and longer-term yields) flattened and the long end of the municipal market handily outperformed the shorter end.

The municipal market in total posted positive returns during the period, though it was not uniformly strong. In contrast to the strong showing by longer-term bonds, shorter-term municipals were hampered by the Fed's tightening and turned in a flat to slightly negative showing. Within the investment-grade segment of the market, yield differentials between BBB-rated and AAA-rated municipal securities were slightly wider, though BBB-rated securities still outperformed high grades due to their higher coupons, while securities rated below investment grade strongly outperformed as investors sought out their higher yields.

The Fed's interest rate hikes did not dampen investors' appetites for municipal bonds, as net inflows into municipal bond funds topped $290 million during the period. The supply of new issues was modest during the closing months of 2004 (the first two months of the period) before soaring in the opening months of 2005 as long-term issuers rushed to bring securities to market in anticipation of additional interest rate increases in the near term.

Florida's fiscal condition continues to improve. Revenues exceed projections, largely due to higher-than-expected sales tax collections. The state has not drawn from its rainy day fund. The state therefore has a reserve cushion to address any budget problems, should they arise. Moreover, the state's budget stabilization reserve fund is fully funded and other reserves are available to handle the state's share of hurricane costs. Against this backdrop, all three rating agencies upgraded Florida at the beginning of this year, citing a stable

(1)Team members may change without notice at any time.

outlook due to conservative fiscal management throughout the recession and a rebound in the economy.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On an NAV basis, the trust outperformed its benchmark index, the Lehman Brothers Florida Municipal Bond Index. On a market price basis, the fund underperformed its benchmark.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2005

-------------------------------------------------------------
      BASED ON     BASED ON     LEHMAN BROTHERS FLORIDA
        NAV      MARKET PRICE    MUNICIPAL BOND INDEX

       2.71%        -2.06%               2.01%
-------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION AND INDEX DEFINITION.

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates throughout the period made the trust's borrowing activity more expensive. These expenses, however, were more than offset by the positive performance of the bonds we invested in.

One of our key strategies in managing the trust was to position it for rising interest rates. This approach was largely the result of our analysis of interest rates, which remained relatively low by historical standards even after rising from their multi-decade lows earlier. First, we kept the trust's duration (a measure of interest-rate sensitivity) below that of its benchmark throughout most of the period. Second, to limit the trust's exposure to areas of the market that would be most likely susceptible to rising rates, we also trimmed the trust's shorter-maturity bonds. These sales focused on bonds with maturities of 15 years and shorter, with greatest emphasis on bonds with maturities of 10 years and less. We reinvested the proceeds from those sales into bonds with maturities 20 years and longer, predominantly 25 years and longer. In addition to offering relatively attractive income streams, these longer-maturity securities positioned the trust to benefit from any future flattening of the yield curve.

We continued to focus on relative-value trading between liquid, high-quality securities to capture relative value opportunities identified by our analysts. The trust's overall credit exposure remained tilted toward higher-quality securities, with approximately 85 percent of its exposure at the end of the period in bonds rated AA or better. However, as high-yield spreads have continued to tighten, the trust's high-quality bent tempered performance during the reporting period. The Fund did include a small allocation to BBB rated securities; representing 3 percent of the portfolio at the end of the reporting period.

Much of our relative-value trading activity was focused on selling issues that had been pre-refunded. We kept the trust well diversified across the major sectors of the municipal bond market. The top three sector exposures at the end of the period were public education, water and sewer, and transportation.

There is no guarantee the security sectors mentioned will continue to perform well or be held by the trust in the future.

RATINGS ALLOCATION AS OF 4/30/05            TOP 5 SECTORS AS OF 4/30/05
AAA/Aaa                         75.1%       Public Education              18.9%
AA/Aa                            9.5        Water & Sewer                 16.3
A/A                             12.3        Transportation                13.5
BBB/Baa                          3.1        General Purpose               11.3
                                            Health Care                   10.8

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities and information on how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  151.7%
          FLORIDA  144.0%
$1,000    Bay Cnty, FL Wtr Sys Rev Rfdg (AMBAC Insd)...... 5.000%   09/01/29   $  1,049,970
 2,000    Broward Cnty, FL Wtr & Swr Util Rev Ser A....... 5.000    10/01/26      2,120,860
   750    Capital Tr Agy FL Rev Ft Lauderdale Proj
          (AMT)........................................... 5.750    01/01/32        754,905
 2,500    Coral Gables, FL Hlth Fac Auth Hosp Rev
          Baptist Hlth South FL (FSA Insd)................ 5.000    08/15/29      2,616,175
 2,640    Daytona Beach, FL Util Sys Rev Ser D Rfdg (FSA
          Insd)........................................... 5.250    11/15/15      2,909,914
   400    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
          Insd)........................................... 5.950    07/01/20        406,204
 1,000    Escambia Cnty, FL Util Auth Util Sys Rev (FGIC
          Insd)........................................... 5.250    01/01/29      1,059,120
 1,250    Florida Agric & Mechanical Univ Rev Student Apt
          Fac (MBIA Insd)................................. 6.500    07/01/23      1,253,800
 1,750    Florida Hsg Fin Agy Hsg Willow Lake Apts Ser J-1
          (AMT) (AMBAC Insd).............................. 5.350    07/01/27      1,793,627
   425    Florida Hsg Fin Corp Rev Homeowner Mtg Ser 4
          (AMT) (FSA Insd)................................ 6.250    07/01/22        437,023
 1,800    Florida Muni Ln Council Rev Ser A (MBIA Insd)... 5.250    11/01/15      1,982,844
 3,850    Florida Muni Ln Council Rev Ser A (MBIA Insd)... 5.000    02/01/35      4,042,269
 2,000    Florida Ports Fin Comm Rev St Trans Tr Fd (AMT)
          (MBIA Insd)..................................... 5.375    06/01/27      2,079,660
 3,350    Florida Ports Fin Comm Rev St Trans Tr Fd
          Intermodal Pgm (AMT) (FGIC Insd)................ 5.500    10/01/29      3,568,454
 2,000    Florida St Brd of Ed Cap Outlay Pub Ed Ser C
          (Prerefunded @ 6/01/10) (FGIC Insd)............. 5.750    06/01/29      2,266,900
 1,600    Florida St Brd of Ed Cap Outlay Pub Ed Ser C
          Rfdg............................................ 5.000    06/01/16      1,694,544
 3,000    Florida St Brd of Ed Cap Outlay Pub Ed Ser D
          Rfdg............................................ 5.750    06/01/22      3,335,700
 2,000    Florida St Brd of Ed Lottery Rev Ser A (FGIC
          Insd)........................................... 5.250    07/01/17      2,185,860
 1,500    Florida St Brd of Ed Lottery Rev Ser A (FGIC
          Insd)........................................... 5.500    07/01/17      1,661,145
 2,000    Florida St Brd of Ed Pub Ed Ser A............... 5.000    06/01/32      2,090,680
 1,000    Florida St Brd of Ed Rev FL St Univ Hsg Fac Ser
          A (MBIA Insd)................................... 5.000    05/01/29      1,039,810
 2,000    Florida St Brd of Regt Hsg Rev Univ FL (FGIC
          Insd)........................................... 5.500    07/01/28      2,179,360
 1,000    Florida St Correctional Privatization Commn Ctf
          Part (MBIA Insd)................................ 5.375    08/01/14      1,115,860
 1,500    Florida St Dept of Trans........................ 5.000    07/01/32      1,570,575
 2,500    Florida St Dept Trans Right of Way Ser A........ 5.250    07/01/21      2,758,250
 1,000    Florida St Muni Pwr Agy Rev Stanton Proj Rfdg
          (FSA Insd)...................................... 5.500    10/01/14      1,125,670
   500    Gainesville, FL Util Sys Rev (Escrowed to
          Maturity)....................................... 8.125    10/01/14        602,230
 1,310    Gainesville, FL Util Sys Rev Ser A (FSA Insd)
          (a)............................................. 5.250    10/01/19      1,445,768
   500    Gulf Breeze, FL Rev Loc Govt (FGIC Insd)........ 5.650    12/01/20        538,790



                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$  730    Gulf Breeze, FL Rev Loc Govt (FGIC Insd)........ 5.750%   12/01/20   $    785,590
 1,000    Highlands Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist Hlth Sys Ser D........................ 5.375    11/15/35      1,045,950
 1,500    Highlands Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist/Sunbelt Ser A......................... 6.000    11/15/31      1,625,610
   750    Hillsborough Cnty, FL Assmt Rev Capacity Assmt
          Spl (FSA Insd).................................. 5.000    03/01/15        807,015
   750    Hillsborough Cnty, FL Assmt Rev Capacity Assmt
          Spl (FSA Insd).................................. 5.000    09/01/15        807,015
 1,000    Hillsborough Cnty, FL Indl Dev Auth Hosp Rev
          Tampa Gen Hosp Proj Ser B....................... 5.250    10/01/28      1,033,280
 1,000    Hillsborough Cnty, FL Port Dist Tampa Port Auth
          Proj Ser A (AMT) (MBIA Insd).................... 5.375    06/01/27      1,067,010
   690    Hollywood, FL Cmnty Redev Agy Beach Cra......... 5.625    03/01/24        734,139
 2,230    Jacksonville, FL Cap Impt Rev Crossover Ser B
          Rfdg (AMBAC Insd)............................... 5.000    10/01/12      2,463,793
   750    Jacksonville, FL Econ Dev Commn Indl Dev Rev
          Metro Pkg Solutions Proj (AMT) (ACA Insd)....... 5.500    10/01/30        784,170
 2,500    Jacksonville, FL Excise Tax Rev Ser B (AMBAC
          Insd)........................................... 5.375    10/01/20      2,740,650
 2,000    Jacksonville, FL Rev Better Jacksonville (MBIA
          Insd)........................................... 5.250    10/01/21      2,207,280
 1,000    Jea, FL Wtr & Swr Sys Rev Ser A (FGIC Insd)..... 5.000    10/01/21      1,077,180
 7,000    Lakeland, FL Elec & Wtr Rev (Escrowed to
          Maturity).......................................   *      10/01/13      5,093,900
 2,230    Lakeland, FL Elec & Wtr Rev (Escrowed to
          Maturity)....................................... 5.750    10/01/19      2,452,086
 1,000    Lakeland, FL Hosp Sys Rev Lakeland Regl Hlth
          Sys............................................. 5.500    11/15/32      1,046,780
 1,000    Lee Cnty, FL Arpt Rev Ser A (AMT) (FSA Insd).... 5.750    10/01/22      1,094,370
 1,500    Lee Cnty, FL Arpt Rev Ser B (FSA Insd).......... 5.750    10/01/33      1,662,075
   500    Leesburg, FL Hosp Rev Leesburg Regl Med Ctr
          Proj............................................ 5.500    07/01/32        513,815
 1,600    Leesburg, FL Util Rev (FGIC Insd)............... 5.000    10/01/34      1,684,064
 1,600    Manatee Cnty, FL Pub Util Rev Impt & Rfdg (MBIA
          Insd)........................................... 5.125    10/01/21      1,746,832
   650    Marion Cnty, FL Hosp Dist Rev Hlth Sys Munroe
          Reg Impt & Rfdg................................. 5.500    10/01/29        675,805
 2,135    Marion Cnty, FL Sch Brd Ctf (FSA Insd).......... 5.250    06/01/19      2,336,331
   260    Miami Beach, FL Stormwtr Rev (FGIC Insd)........ 5.750    09/01/14        292,466
 1,045    Miami Beach, FL Stormwtr Rev (FGIC Insd)........ 5.750    09/01/15      1,176,357
 1,500    Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt
          (AMT) (FGIC Insd)............................... 5.375    10/01/32      1,580,730
   870    Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt
          Ser B (FGIC Insd)............................... 5.450    10/01/15        960,080



See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$1,000    Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt
          Ser B (FGIC Insd)............................... 5.750%   10/01/29   $  1,108,050
 1,000    Miami-Dade Cnty, FL Aviation Ser A (AMT) (FSA
          Insd)........................................... 5.000    10/01/33      1,022,670
 1,250    Miami-Dade Cnty, FL Sch Brd Ctf Partn Rfdg (FGIC
          Insd)........................................... 5.250    10/01/20      1,349,025
 1,000    Miami-Dade Cnty, FL Sch Brd Ser A (Prerefunded @
          05/01/11) (MBIA Insd)........................... 5.000    05/01/20      1,100,260
 2,250    North Broward, FL Hosp Dist Rev Impt............ 6.000    01/15/31      2,401,020
 1,980    Northern Palm Beach Cnty Impt Dist FL Wtr Ctl
          Unit Dev 9A Impt & Rfdg (MBIA Insd) (a)......... 5.250    08/01/18      2,160,437
 1,000    Orange Cnty, FL Cap Rev Impt & Rfdg (AMBAC
          Insd)...........................................   *      10/01/12        756,240
 1,000    Orange Cnty, FL Cap Rev Impt & Rfdg (AMBAC
          Insd)...........................................   *      10/01/13        719,330
 1,000    Orange Cnty, FL Sales Tax Rev Ser A Rfdg (FGIC
          Insd)........................................... 5.125    01/01/20      1,086,020
 1,500    Orlando & Orange Cnty Expwy Auth FL Expwy Rev Jr
          Lien (FGIC Insd)................................ 5.000    07/01/28      1,542,270
 1,500    Orlando, FL Util Commn Wtr & Elec Rev Ser A
          Rfdg............................................ 5.000    10/01/22      1,612,650
 1,000    Osceola Cnty, FL Sch Brd Ctf Ser A (AMBAC
          Insd)........................................... 5.125    06/01/22      1,081,450
 2,000    Osceola Cnty, FL Sch Brd Ctf Ser A (AMBAC
          Insd)........................................... 5.250    06/01/27      2,149,420
 1,000    Palm Beach Cnty, FL Criminal Justice Fac Rev
          Rfdg............................................ 5.000    06/01/13      1,105,740
 1,000    Palm Beach Cnty, FL Sch Brd Ctf Ser A
          (Prerefunded @ 08/01/11) (AMBAC Insd)........... 5.500    08/01/16      1,133,040
 1,500    Palm Beach Cnty, FL Sch Brd Ctf Ser D
          (Prerefunded @ 08/01/12) (FSA Insd)............. 5.250    08/01/20      1,681,320
 1,000    Palm Coast, FL Util Sys Rev (MBIA Insd)......... 5.250    10/01/21      1,103,640
 1,705    Pembroke Pines, FL Charter Sch Ser A (MBIA Insd)
          (a)............................................. 5.375    07/01/14      1,910,384
 1,000    Pembroke Pines, FL Cons Util Sys Rev (Escrowed
          to Maturity) (FGIC Insd)........................ 6.250    09/01/11      1,129,000
   500    Polk Cnty, FL Sch Brd Ctf Partn Master Lease Ser
          A (FSA Insd).................................... 5.500    01/01/25        545,410
 1,750    Polk Cnty, FL Util Sys Rev (FGIC Insd).......... 5.250    10/01/20      1,931,370
 1,000    Port Saint Lucie, FL Loc Opt Gas Tax Rev Impt
          (Prerefunded @ 09/01/06) (FGIC Insd)............ 5.500    03/01/15      1,045,750
 1,000    Port Saint Lucie, FL Util Rev (MBIA Insd)....... 5.000    09/01/23      1,071,140
 1,835    Saint Lucie Cnty, FL Sales Tax Rev Impt & Rfdg
          (MBIA Insd) (a)................................. 5.250    10/01/19      2,025,179
 1,000    Saint Lucie Cnty, FL Sch Brd Ctf Ser A (FSA
          Insd)........................................... 5.000    07/01/21      1,059,840
 1,420    Sebring, FL Wtr & Wastewtr Rev Rfdg (FGIC
          Insd)........................................... 5.250    01/01/19      1,555,837
 1,000    Seminole Cnty, FL Sales Tax Rev (FGIC Insd)..... 5.375    10/01/18      1,105,920




                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$  500    South Lake Cnty Hosp Dist FL South Lake Hosp
          Inc............................................. 6.375%   10/01/28   $    533,835
   500    Tallahassee, FL Hlth Fac Rev Tallahassee Mem
          Hlthcare Proj................................... 6.375    12/01/30        534,290
 1,750    Tampa, FL Hosp Rev Cap Impt H Lee Moffitt Ser
          A............................................... 5.750    07/01/19      1,844,045
 1,000    Tampa, FL Occupational License Ser A Rfdg (FGIC
          Insd)........................................... 5.375    10/01/15      1,108,840
 1,000    Tampa, FL Util Tax & Spl Rev Ser A Rfdg (AMBAC
          Insd)........................................... 5.250    10/01/20      1,095,920
 1,000    Village Ctr Cmnty Dev Dist FL Recreational Rev
          Ser A (MBIA Insd)............................... 5.125    11/01/36      1,064,270
 1,000    Village Ctr Cmnty Dev Dist FL Util Rev (MBIA
          Insd)........................................... 5.250    10/01/23      1,084,930
 1,000    Village Ctr Cmnty Dev Dist FL Util Rev (Escrowed
          to Maturity) (FGIC Insd)........................ 6.000    11/01/18      1,194,510
 1,500    West Orange Hlthcare Dist FL Ser A.............. 5.800    02/01/31      1,575,660
 1,090    West Palm Beach, FL (a)......................... 5.000    03/01/13      1,153,307
                                                                               ------------
                                                                                138,862,359
                                                                               ------------
          PUERTO RICO  5.3%
 4,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
          Y Rfdg (FSA Insd)............................... 6.250    07/01/21      5,077,720
                                                                               ------------

          U.S. VIRGIN ISLANDS  2.4%
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A..................................... 6.500    10/01/24      1,138,770
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A (ACA Insd).......................... 6.125    10/01/29      1,119,510
                                                                               ------------
                                                                                  2,258,280
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  151.7%
  (Cost $134,868,500).......................................................    146,198,359
                                                                               ------------



See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          SHORT-TERM INVESTMENTS  6.1%
$  900    Alachua Cnty, FL Hlth Fac Auth Hlth Fac Rev Ser
          A (b)........................................... 3.050%   12/01/12   $    900,000
 2,500    Highlands Cnty, FL Hlth Fac Auth Rev Ser A (FGIC
          Insd) (b)....................................... 3.000    12/01/26      2,500,000
 2,500    Orlando & Orange Cnty Expwy Auth FL Expwy Rev
          Ser A (AMBAC Insd) (b).......................... 2.990    07/01/40      2,500,000
                                                                               ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $5,900,000).........................................................      5,900,000
                                                                               ------------

TOTAL INVESTMENTS  157.8%
  (Cost $140,768,500).......................................................    152,098,359
OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%.................................        331,746
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (58.1%).................    (56,013,992)
                                                                               ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%..............................   $ 96,416,113
                                                                               ============

Percentages are calculated as a percentage of net assets applicable to common shares.

*   Zero coupon bond

(a) The Trust owns 100% of the bond issuance.

(b) Security includes a put feature allowing the Trust to periodically put the security back to the issuer at amortized cost on specified put dates. The interest rate shown represents the current interest rate earned by the Trust based on the most recent reset date.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.


                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2005 (Unaudited)

ASSETS:
Total Investments (Cost $140,768,500).......................  $152,098,359
Cash........................................................       105,278
Interest Receivable.........................................     1,749,549
Other.......................................................           420
                                                              ------------
    Total Assets............................................   153,953,606
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,049,970
  Investment Advisory Fee...................................        68,317
  Income Distributions--Common Shares.......................         7,908
  Other Affiliates..........................................         5,974
Trustees' Deferred Compensation and Retirement Plans........       338,670
Accrued Expenses............................................        52,662
                                                              ------------
    Total Liabilities.......................................     1,523,501
Preferred Shares (including accrued distributions)..........    56,013,992
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 96,416,113
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($96,416,113 divided by
  5,563,438 shares outstanding).............................  $      17.33
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 5,563,438 shares issued and
  outstanding)..............................................  $     55,634
Paid in Surplus.............................................    85,514,038
Net Unrealized Appreciation.................................    11,329,859
Accumulated Undistributed Net Investment Income.............       190,176
Accumulated Net Realized Loss...............................      (673,594)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 96,416,113
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 2,240 issued with liquidation preference of
  $25,000 per share)........................................  $ 56,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $152,416,113
                                                              ============


See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended April 30, 2005 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $3,519,389
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     414,133
Preferred Share Maintenance.................................      77,257
Trustees' Fees and Related Expenses.........................      18,817
Legal.......................................................      13,782
Custody.....................................................       6,361
Other.......................................................      68,140
                                                              ----------
    Total Expenses..........................................     598,490
                                                              ----------
NET INVESTMENT INCOME.......................................  $2,920,899
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  258,897
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................  11,763,783
  End of the Period.........................................  11,329,859
                                                              ----------
Net Unrealized Depreciation During the Period...............    (433,924)
                                                              ----------
NET REALIZED AND UNREALIZED LOSS............................  $ (175,027)
                                                              ==========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $ (541,676)
                                                              ==========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $2,204,196
                                                              ==========



                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                              FOR THE             FOR THE
                                                          SIX MONTHS ENDED       YEAR ENDED
                                                           APRIL 30, 2005     OCTOBER 31, 2004
                                                          ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $ 2,920,899         $ 5,847,900
Net Realized Gain.......................................        258,897             341,343
Net Unrealized Appreciation/Depreciation During the
  Period................................................       (433,924)          2,849,551
Distributions to Preferred Shareholders:
  Net Investment Income.................................       (541,676)           (619,464)
  Net Realized Gain.....................................            -0-             (49,050)
                                                            -----------         -----------
Change in Net Assets Applicable to Common Shares from
  Operations............................................      2,204,196           8,370,280
Distributions to Common Shareholders:
  Net Investment Income.................................     (2,444,880)         (5,718,719)
  Net Realized Gain.....................................            -0-          (1,441,786)
                                                            -----------         -----------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................       (240,684)          1,209,775

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment..........................................            -0-              15,275
                                                            -----------         -----------
TOTAL INCREASE/DECREASE IN NET ASSETS APPLICABLE TO
  COMMON SHARES.........................................       (240,684)          1,225,050
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     96,656,797          95,431,747
                                                            -----------         -----------
End of the Period (Including accumulated undistributed
  net investment income of $190,176 and $255,833,
  respectively).........................................    $96,416,113         $96,656,797
                                                            ===========         ===========


See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                SIX
                                                              MONTHS
                                                               ENDED
                                                             APRIL 30,    ------------------
                                                               2005        2004       2003
                                                             -------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $ 17.37     $ 17.16    $ 17.79
                                                              -------     -------    -------
  Net Investment Income.....................................      .53        1.05       1.10
  Net Realized and Unrealized Gain/Loss.....................     (.03)        .57        .04
  Common Share Equivalent of Distributions Paid to
  Preferred Shareholders:
    Net Investment Income...................................     (.10)       (.11)      (.04)
    Net Realized Gain.......................................      -0-        (.01)      (.07)
                                                              -------     -------    -------
Total from Investment Operations............................      .40        1.50       1.03
Distributions Paid to Common Shareholders:
    Net Investment Income...................................     (.44)      (1.03)     (1.10)
    Net Realized Gain.......................................      -0-        (.26)      (.56)
                                                              -------     -------    -------
NET ASSET VALUE, END OF THE PERIOD..........................  $ 17.33     $ 17.37    $ 17.16
                                                              =======     =======    =======

Common Share Market Price at End of the Period..............  $ 14.88     $ 15.64    $ 16.32
Total Return (b)............................................   -2.06%*      3.71%     14.37%
Net Assets Applicable to Common Shares at End of the Period
  (In millions).............................................  $  96.4     $  96.7    $  95.4
Ratio of Expenses to Average Net Assets Applicable to Common
  Shares (c)................................................    1.26%       1.44%      1.43%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)...........................    6.15%       6.16%      6.33%
Portfolio Turnover..........................................      10%*        14%        25%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (c)................................................     .79%        .90%       .91%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...........................    5.01%       5.51%      6.11%

SENIOR SECURITIES:
Total Preferred Shares Outstanding..........................    2,240       2,240      2,240
Asset Coverage Per Preferred Share (e)......................  $68,049     $68,169    $67,613
Involuntary Liquidating Preference Per Preferred Share......  $25,000     $25,000    $25,000
Average Market Value Per Preferred Share....................  $25,000     $25,000    $25,000

*  Non-Annualized

(a)As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .07%. Per share, ratios, and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

YEAR ENDED OCTOBER 31,
---------------------------------------------------------------------------------------
     2002 (a)    2001      2000      1999       1998       1997       1996       1995
---------------------------------------------------------------------------------------
     $ 17.69    $ 16.53   $ 16.00   $ 17.89   $  17.71   $  17.32   $  17.24   $  15.24
     -------    -------   -------   -------   --------   --------   --------   --------
        1.20       1.16      1.25      1.26       1.28       1.30       1.29       1.30
         .12       1.40       .60     (1.79)       .26        .50        .11       2.02
        (.14)      (.27)     (.38)     (.30)      (.34)      (.32)      (.34)      (.37)
        (.02)      (.10)      -0-      (.02)      (.01)      (.02)       -0-        -0-
     -------    -------   -------   -------   --------   --------   --------   --------
        1.16       2.19      1.47      (.85)      1.19       1.46       1.06       2.95
        (.97)      (.83)     (.94)     (.99)      (.99)      (.99)      (.98)      (.95)
        (.09)      (.20)      -0-      (.05)      (.02)      (.08)       -0-        -0-
     -------    -------   -------   -------   --------   --------   --------   --------
     $ 17.79    $ 17.69   $ 16.53   $ 16.00   $  17.89   $  17.71   $  17.32   $  17.24
     =======    =======   =======   =======   ========   ========   ========   ========

     $ 15.80    $ 15.14   $ 13.50   $ 14.75   $ 18.625   $17.1875   $  16.50   $  15.25
      11.63%     20.31%    -2.28%   -15.79%     14.75%     11.00%     14.89%     20.50%
     $  98.9    $  98.4   $  68.6   $  66.4   $   74.1   $   73.3   $   71.7   $   71.3
       1.52%      2.01%     1.78%     1.73%      1.68%      1.70%      1.77%      1.79%
       6.84%      7.72%     7.76%     7.36%      7.19%      7.47%      7.48%      7.97%
         33%        23%       42%       24%        18%         2%        12%         6%

        .96%      1.14%     1.11%     1.11%      1.09%      1.09%      1.13%      1.12%
       6.05%      5.99%     5.39%     5.59%      5.27%      5.62%      5.51%      5.67%

       2,240      2,240     1,600     1,600        800        800        800        800
     $69,188    $68,932   $67,875   $66,491   $142,646   $141,590   $139,590   $139,140
     $25,000    $25,000   $25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000    $25,000   $25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000


See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade Florida Municipals (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal income taxes and Florida state intangibles taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Florida municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on March 27, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2005, there were no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At October 31, 2004, the Trust had an

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

accumulated capital loss carryforward for tax purposes of $87,002, which will expire on October 31, 2012.

    At April 30, 2005, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $140,705,695
                                                              ============
Gross tax unrealized appreciation...........................  $ 11,397,482
Gross tax unrealized depreciation...........................        (4,818)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 11,392,664
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid for the year ended October 31, 2004 was as follows:

Distributions paid from:
Ordinary income.............................................  $  238,060
Long-term capital gain......................................   1,317,190
                                                              ----------
                                                              $1,555,250
                                                              ==========

    As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $21,315

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") provides investment advice and facilities to the Trust for an annual fee payable monthly of .55% of the average daily net assets of the Trust. Effective November 1, 2004, the investment advisory fee was reduced from .60% to .55%.

    For the six months ended April 30, 2005, the Trust recognized expenses of approximately $2,800, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

    Under separate Accounting Services and Legal Service agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2005, the Trust recognized expenses of approximately $16,100 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At April 30, 2005 and October 31, 2004, paid in surplus related to common shares aggregated $85,514,038.

    Transactions in common shares were as follows:

                                                          SIX MONTHS ENDED       YEAR ENDED
                                                           APRIL 30, 2005     OCTOBER 31, 2004
Beginning Shares........................................     5,563,438           5,562,561
Shares Issued Through Dividend Reinvestment.............           -0-                 877
                                                             ---------           ---------
Ending Shares...........................................     5,563,438           5,563,438
                                                             =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $14,677,601 and $17,306,904, respectively.

5. PREFERRED SHARES

The Trust has outstanding 2,240 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on April 30, 2005 was 3.040%. During the six months ended April 30, 2005, the rates ranged from 1.550% to 3.040%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

6. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

    The Trust may invest up to 15% of its net assets in "inverse floating rate obligations." The inverse floating rate obligations in which the Trust may invest are typically created through a division of a fixed-rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation which the Trust may purchase is the rate the issuer would have paid on the fixed-income obligation, (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. These securities have varying degrees of liquidity and the market value of such securities generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floating rate obligations typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate security counterpart to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

8. TRUST MERGER

On May 11, 2005, the Trustees of Van Kampen Florida Quality Municipal Trust ("Target Trust") announced its intention to merge the Target Trust into Van Kampen Trust for Investment Grade Florida Municipals ("Acquiring Trust"). The Trustees of each of the trusts have approved in principal an agreement and plan of reorganization between the trusts providing for a transfer of assets and liabilities of the Target Trust to the Acquiring Trust in exchange for shares of beneficial interest of the Acquiring Trust (the "Reorganization"). The Reorganization is subject to the approval by the shareholders of the Target Trust.

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

MITCHELL M. MERIN
President and Chief Executive Officer

RONALD E. ROBISON
Executive Vice President and
Principal Executive Officer

JOSEPH J. MCALINDEN
Executive Vice President and
Chief Investment Officer

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

TRANSFER AGENT

EQUISERVE TRUST COMPANY, N. A.
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright (C)2005 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC.
VTF SAR 6/05 RN05-01296P-Y04/05
                                                   (VAN KAMPEN INVESTMENTS LOGO)

                                   APPENDIX E

                TARGET FUND ANNUAL REPORT DATED OCTOBER 31, 2004

Item 1. Report to Shareholders.

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Florida Quality Municipal Trust performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of October 31, 2004.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF THE TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 10/31/04

FLORIDA QUALITY MUNICIPAL TRUST
SYMBOL: VFM
---------------------------------------------------------
AVERAGE ANNUAL                   BASED ON      BASED ON
TOTAL RETURNS                      NAV       MARKET PRICE

Since Inception (9/27/91)         7.77%         6.90%

10-year                           7.85          7.99

5-year                            9.14          9.62

1-year                            9.09          9.27
---------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Florida Municipal Bond Index is a broad-based statistical composite of Florida municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

Van Kampen Florida Quality Municipal Trust is managed by the Adviser's Municipal Fixed Income team.(1) Current members include Thomas Byron, Vice President; Robert Wimmel, Vice President; and John Reynoldson, Executive Director.

MARKET CONDITIONS

The interest-rate environment of the 12 months ended October 31, 2004 was marked by two periods of steadily declining yields, with a significant sell-off in the middle. Yields fell steadily through the first half of the period, approaching the historical lows of 2003. This trend persisted until March, at which point yields reversed direction and began an upward march as prices fell. These losses were steepest in April, as a surprisingly strong employment report and signals from members of the Federal Open Market Committee (the "Fed") caused investors to expect a near-term rate increase. Rates went on to decline from May through the end of the period as the market digested the Fed's newly hawkish rate stance. Investors were further comforted when, after the Fed raised rates at its June 30, 2004 meeting, its members indicated that the path of future rate increases would be measured.

Unusually, longer-maturity securities largely outperformed in this period of Fed tightening. Historically, the typical pattern in periods of tightening policy has seen yields rise across all maturities. During the review period, however, yields of shorter maturity bonds rose while those of bonds with longer maturities declined slightly.

Lower-quality municipal bonds also performed strongly in this environment, as the difference in yields (known as the "yield spread") between AAA and BBB rated bonds decreased by roughly 20 basis points for 20-year bonds. As a result, sectors with heavy exposure to lower-rated debt, such as hospitals and industrial revenue bonds, posted higher total returns than sectors dominated by higher-rated debt.

Issuance for the first ten months of 2004 (the final ten months of the review period) was roughly six percent lower than in the same period in 2003. That said, 2003 was a record year, and at the current pace of issuance, 2004 could well be one of the largest years in recent memory. The strong supply met with faltering demand from mutual funds, as fund investors withdrew over $15 billion in net cash during the period. This faltering demand was largely offset by increased participation in the market by insurance companies and individual investors.

(1)Team members may change without notice at any time.

Florida's fiscal condition improved over the period, with revenues exceeding expectations. The state's economic growth rate remained well ahead of national levels, and its employment levels were among the best in the country. Florida's biggest challenge during the period arose from the fact that it was hit with four major hurricanes in one season, a phenomenon not seen in any other state since Texas in 1886.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ significantly. On both an NAV basis and a market price basis, the trust outperformed its benchmark index, the Lehman Brothers Florida Municipal Bond Index. (See table below.)

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates in the final months of the period made the trust's borrowing activity more expensive. These expenses, however, were more than offset by the strong performance of the bonds we invested in, leading to the trust' outperformance versus its benchmark, which is unleveraged.

The fund experienced some call activity during the period, as issuers sought to lower their interest costs by refinancing their bonds at lower market rates. This activity affected nearly four percent of the trust's portfolio. We reinvested the proceeds into bonds that we believed had more favorable prospects for total return. Many of these securities were in the 15- to 20-year segment of the market, which our analysis indicated offered the most appealing combination of value and total-return potential. We also selectively purchased some securities on the long end of the market that were attractively priced.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

-------------------------------------------------------------
      BASED ON     BASED ON     LEHMAN BROTHERS FLORIDA
        NAV      MARKET PRICE    MUNICIPAL BOND INDEX

       9.09%        9.27%                5.98%
-------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION AND INDEX DEFINITION.

We remained focused on controlling the trust's risk profile through attention to credit quality and diversification. By the end of the 12-month period, more than 86 percent of the trust's total investments were invested in bonds rated AAA and AA; these represent the two highest tiers of credit ratings. The portfolio was also well diversified across the major sectors of the municipal bond market. Its three largest sector exposures were public education, transportation, and water and sewer.

While it is impossible to predict the exact turning point when interest rates will move decisively higher, we believe the trust remains well positioned for the near future. We will continue to search the municipal bond markets for interesting opportunities.

There is no guarantee that any securities mentioned will continue to perform well or be held by the trust in the future.

RATINGS ALLOCATION AS OF 10/31/04
AAA/Aaa                                                              74.5%
AA/Aa                                                                12.2
A/A                                                                   8.9
BBB/Baa                                                               3.8
Non-Rated                                                             0.6
TOP 5 SECTORS AS OF 10/31/04
Public Education                                                     21.4%
Transportation                                                       15.1
Water & Sewer                                                        14.4
General Purpose                                                      11.4
Health Care                                                           9.4

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen trust makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen trust provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Van Kampen closed-end funds do not presently provide partial lists of their portfolio holdings on a monthly basis, but may do so in the future.

       You may obtain copies of a trust's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY      VALUE
------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  144.4%
          FLORIDA  140.7%
$1,000    Broward Cnty, FL Hsg Fin Auth Multi-Family Hsg
          Rev Pembroke Pk Apts Proj (AMT)................ 5.650%   10/01/28   $  1,016,170
 1,000    Broward Cnty, FL Sch Brd Ctf Ser A (FSA
          Insd).......................................... 5.000    07/01/22      1,054,300
 1,000    Canaveral, FL Port Auth Rev Port Impt Ser B
          Rfdg (FGIC Insd) (c)........................... 5.000    06/01/17      1,082,890
   500    Capital Tr Agy FL Rev Ft Lauderdale Proj
          (AMT).......................................... 5.750    01/01/32        478,210
   750    Cocoa, FL Wtr & Swr Rev Impt (Prerefunded @
          10/01/07) (FGIC Insd).......................... 5.875    10/01/26        837,000
 1,500    Collier Cnty, FL Sch Brd Ctf (FSA Insd)........ 5.375    02/15/17      1,676,535
   750    Dade Cnty, FL Ed Fac Auth Rev Exchanged From
          Univ of Miami Ser B (MBIA Insd)................ 5.750    04/01/20        802,433
 1,035    Dade Cnty, FL Spl Oblig Cap Apprec Bd Ser B
          Rfdg (Prerefunded @ 10/01/08) (AMBAC Insd).....   *      10/01/28        272,888
   500    Dade Cnty, FL Wtr & Swr Sys Rev (FGIC Insd).... 5.250    10/01/26        529,165
 2,640    Daytona Beach, FL Util Sys Rev Ser D Rfdg (FSA
          Insd).......................................... 5.250    11/15/16      2,964,984
 1,125    Deltona, FL Util Sys Rev (MBIA Insd)........... 5.250    10/01/22      1,225,384
   550    Escambia Cnty, FL Hlth Fac Auth Rev
          (AMBAC Insd)................................... 5.950    07/01/20        564,993
   615    Florida Hsg Fin Agy Homeownership Mtg (AMT).... 8.595    11/01/18        621,494
 1,000    Florida Hsg Fin Agy Hsg Willow Lake Apts Ser
          J-1 (AMT) (AMBAC Insd)......................... 5.350    07/01/27      1,023,160
   490    Florida Hsg Fin Corp Rev Homeowner Mtg Ser 4
          (AMT) (FSA Insd)............................... 6.250    07/01/22        500,231
 1,000    Florida Hsg Fin Corp Rev Hsg Wentworth II Apts
          Ser A (AMT) (AMBAC Insd)....................... 5.375    11/01/29      1,027,870
   960    Florida Muni Ln Council Rev Ser A (MBIA
          Insd).......................................... 5.250    11/01/17      1,072,752
 1,080    Florida Muni Ln Council Rev Ser B (MBIA Insd)
          (c)............................................ 5.750    11/01/13      1,243,750
   615    Florida Muni Ln Council Rev Ser B (MBIA
          Insd).......................................... 5.750    11/01/15        706,168
 1,500    Florida Muni Ln Council Rev Ser B (MBIA
          Insd).......................................... 5.750    11/01/29      1,676,460
 5,125    Florida Ports Fin Comm Rev St Trans Tr Fd
          Intermodal Pgm (AMT) (FGIC Insd)............... 5.500    10/01/29      5,417,894
 9,775    Florida St Brd of Ed Cap Outlay Pub Ed
          Ser D Rfdg..................................... 5.750    06/01/22     11,069,308
 1,500    Florida St Brd of Ed Lottery Rev Ser A
          (FGIC Insd).................................... 5.250    07/01/17      1,666,440
 3,500    Florida St Brd of Ed Lottery Rev Ser A
          (FGIC Insd).................................... 5.500    07/01/17      3,920,210

See Notes to Financial Statements

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY      VALUE
------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$  410    Florida St Brd of Regt Hsg Rev (MBIA Insd)..... 5.750%   07/01/14   $    469,655
 2,735    Florida St Brd of Regt Hsg Rev Univ FL
          (FGIC Insd).................................... 5.500    07/01/28      2,970,155
 2,360    Florida St Correctional Privatization Commn Ctf
          Partn (MBIA Insd) (c).......................... 5.375    08/01/15      2,642,704
 1,500    Florida St Dept of Trans....................... 5.000    07/01/32      1,544,580
 3,500    Florida St Dept Trans Right of Way Ser A....... 5.250    07/01/21      3,885,105
 1,500    Florida St Div Bd Fin Dept Gen Svc Rev Dept
          Envrnmtl Preservtn 2000-A (AMBAC Insd)......... 5.000    07/01/11      1,615,395
 2,000    Florida St Div Bd Fin Dept Gen Svc Rev Dept
          Envrnmtl Protn Preservtn 2000-A (FGIC Insd).... 5.250    07/01/12      2,191,480
   750    Florida St Div Bd Fin Dept Gen Svc Rev Dept
          Envrnmtl Protn Preservtn 2000-B (FSA Insd)..... 5.500    07/01/08        832,770
 1,000    Florida St Muni Pwr Agy Rev Stanton Proj Rfdg
          (FSA Insd)..................................... 5.500    10/01/14      1,144,370
 1,475    Florida St Tpk Auth Tpk Rev Dept of Trans
          Ser B.......................................... 5.000    07/01/30      1,505,503
 1,635    Fort Myers, FL Util Rev Ser A Rfdg (FGIC
          Insd).......................................... 5.500    10/01/24      1,809,013
 1,245    Gainesville, FL Util Sys Rev Ser A (FSA Insd)
          (c)............................................ 5.250    10/01/18      1,386,469
 1,000    Gulf Breeze, FL Rev Loc Govt (Variable Rate
          Coupon) (FGIC Insd)............................ 5.800    12/01/20      1,148,630
 1,000    Highlands Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist Hlth Sys Ser D....................... 5.375    11/15/35      1,035,450
 1,500    Highlands Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist/Sunbelt Ser A........................ 6.000    11/15/31      1,613,025
   500    Hillsborough Cnty, FL Capacity Assmt Rev Spl
          (FSA Insd)..................................... 5.000    03/01/16        542,445
 1,000    Hillsborough Cnty, FL Indl Dev Auth Hosp Rev
          Tampa Gen Hosp Proj Ser B...................... 5.250    10/01/34      1,006,680
 2,000    Hillsborough Cnty, FL Sch Dist (AMBAC Insd).... 5.375    10/01/19      2,236,520
   690    Hollywood, FL Cmnty Redev Agy Beach Cra........ 5.625    03/01/24        731,324
 2,000    Hollywood, FL Wtr & Swr Rev Impt & Rfdg (FSA
          Insd).......................................... 5.000    10/01/21      2,144,900
 1,085    Jacksonville, FL Excise Tax Rev Ser B
          (AMBAC Insd)................................... 5.375    10/01/20      1,210,665
 1,000    Jacksonville, FL Sales Tax Rev Better
          Jacksonville (MBIA Insd)....................... 5.250    10/01/19      1,107,710
 2,000    Jacksonville, FL Sales Tax Rev Better
          Jacksonville (MBIA Insd)....................... 5.250    10/01/20      2,201,120

                                               See Notes to Financial Statements

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY      VALUE
------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$2,000    Jea, FL Wtr & Swr Sys Rev Ser A (FGIC Insd).... 5.000%   10/01/20   $  2,154,220
 1,000    Jea, FL Wtr & Swr Sys Rev Ser A (FGIC Insd).... 5.000    10/01/21      1,072,450
 2,250    Jea, FL Wtr & Swr Sys Rev Ser A (MBIA Insd).... 5.375    10/01/30      2,362,860
 1,000    Lakeland, FL Hosp Sys Rev Lakeland Regl
          Hlth Sys....................................... 5.500    11/15/32      1,043,090
 1,685    Lee Cnty, FL Arpt Rev Ser B (FSA Insd)......... 5.750    10/01/33      1,865,160
   160    Lee Cnty, FL Hsg Fin Auth Single Family Mtg Rev
          Multi-Cnty Pgm Ser A (AMT)
          (GNMA Collateralized).......................... 7.450    09/01/27        162,373
   500    Leesburg, FL Hosp Rev Leesburg Regl
          Med Ctr Proj................................... 5.500    07/01/32        508,400
 1,600    Leesburg, FL Utils Rev (FGIC Insd)............. 5.000    10/01/34      1,652,400
 1,190    Manatee Cnty, FL Pub Util Rev Impt & Rfdg (MBIA
          Insd).......................................... 5.125    10/01/19      1,301,265
 1,760    Miami Beach, FL (MBIA Insd).................... 5.000    09/01/19      1,912,398
 1,200    Miami Beach, FL Stormwtr Rev (FGIC Insd)....... 5.750    09/01/14      1,378,272
 1,500    Miami-Dade Cnty, FL Aviation Rev Miami Intl
          Arpt (AMT) (FGIC Insd)......................... 5.375    10/01/32      1,560,030
 1,000    Miami-Dade Cnty, FL Aviation Rev Miami Intl
          Arpt Ser B (FGIC Insd)......................... 5.500    10/01/16      1,127,120
 2,000    Miami-Dade Cnty, FL Aviation Rev Miami Intl
          Arpt Ser B (FGIC Insd)......................... 5.750    10/01/29      2,211,500
 1,000    Miami-Dade Cnty, FL Aviation Ser A (AMT) (FSA
          Insd).......................................... 5.000    10/01/33      1,010,710
 2,000    Miami-Dade Cnty, FL Ed Fac Auth Rev Ser A
          (AMBAC Insd)................................... 5.750    04/01/29      2,239,520
 1,250    Miami-Dade Cnty, FL Sch Brd Ctf Partn Rfdg
          (FGIC Insd).................................... 5.250    10/01/20      1,356,475
   500    Miami-Dade Cnty, FL Sch Brd Ser A (Prerefunded
          @ 05/01/11) (MBIA Insd)........................ 5.000    05/01/19        559,110
 2,000    Miami-Dade Cnty, FL Sch Brd Ser C (Prerefunded
          @ 10/01/11) (FSA Insd)......................... 5.500    10/01/15      2,302,980
 2,000    North Broward, FL Hosp Dist Rev Impt........... 6.000    01/15/31      2,112,840
 1,000    Orange Cnty, FL Hlth Fac Auth Rev Hosp Regl
          Hlthcare Sys Ser E............................. 6.000    10/01/26      1,052,650
 1,000    Orange Cnty, FL Hsg Fin Auth Multi-Family Rev
          Mtg Hands Inc Proj Ser A (Acquired 06/19/95,
          Cost $1,000,000) (a)........................... 7.000    10/01/25      1,070,650

See Notes to Financial Statements

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY      VALUE
------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$3,000    Osceola Cnty, FL Trans Rev Osceola Pkwy Proj
          Impt & Rfdg (MBIA Insd)........................ 5.000%   04/01/21   $  3,227,400
 1,000    Osceola Cnty, FL Trans Rev Osceola Pkwy Proj
          Impt & Rfdg (MBIA Insd)........................ 5.000    04/01/22      1,068,510
 1,000    Palm Beach Cnty, FL Pub Impt Rev Convention Ctr
          Proj (Prerefunded @ 11/01/11) (FGIC Insd)...... 5.125    11/01/30      1,128,720
 1,000    Palm Beach Cnty, FL Sch Brd Ctf Ser A
          (Prerefunded @ 08/01/10) (FGIC Insd)........... 5.875    08/01/21      1,166,930
 1,000    Palm Beach Cnty, FL Sch Brd Ctf Ser E Rfdg
          (AMBAC Insd)................................... 5.250    08/01/11      1,129,890
 1,500    Palm Beach Cnty, FL Sch Brd Ser D (FSA Insd)... 5.250    08/01/18      1,658,730
 1,000    Palm Coast, FL Util Sys Rev (MBIA Insd)........ 5.250    10/01/20      1,100,560
 1,890    Pembroke Pines, FL Charter Sch Ser A
          (MBIA Insd) (c)................................ 5.375    07/01/16      2,121,336
 1,500    Pensacola, FL Arpt Rev Ser A Rfdg (AMT) (MBIA
          Insd).......................................... 6.000    10/01/12      1,687,530
 1,565    Pensacola, FL Arpt Rev Ser A Rfdg (AMT) (MBIA
          Insd).......................................... 6.125    10/01/18      1,755,116
   500    Port Saint Lucie, FL Loc Opt Gas Tax Rev Impt
          (Prerefunded @ 09/01/06) (FGIC Insd)........... 5.500    03/01/15        537,525
 1,450    Port Saint Lucie, FL Util Rev (MBIA Insd)...... 5.000    09/01/22      1,544,207
 1,000    Port Saint Lucie, FL Util Rev Ser A Impt & Rfdg
          (MBIA Insd).................................... 5.125    09/01/27      1,026,900
 2,265    Reedy Creek Impt Dist FL Ser A (MBIA Insd)..... 5.000    06/01/23      2,403,822
 1,000    Saint Lucie Cnty, FL Sch Brd Ctf Ser A
          (FSA Insd)..................................... 5.000    07/01/21      1,060,370
 1,000    Saint Lucie Cnty, FL Sch Brd Ctf Ser A
          (FSA Insd)..................................... 5.000    07/01/23      1,048,270
 1,000    Seminole Cnty, FL Sales Tax Rev (FGIC Insd).... 5.000    10/01/31      1,024,600
   500    South Lake Cnty Hosp Dist FL South Lake
          Hosp Inc....................................... 6.375    10/01/28        514,415
 1,500    South Miami, FL Hlth Fac Auth Hosp Rev Baptist
          Hlth (AMBAC Insd).............................. 5.250    11/15/33      1,569,900
   500    Tallahassee, FL Hlth Fac Rev Tallahassee Mem
          Hlthcare Proj.................................. 6.375    12/01/30        509,030
 1,800    Tampa, FL Hosp Rev Cap Impt H Lee Moffitt
          Ser A.......................................... 5.750    07/01/29      1,859,526
 2,190    Tampa, FL Sales Tax Rev Ser A (AMBAC Insd)..... 5.375    10/01/16      2,466,290
 2,390    UCF Assn Inc FL Ctf Partn Ser A (FGIC Insd)
          (c)............................................ 5.125    10/01/22      2,588,991

                                               See Notes to Financial Statements

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY      VALUE
------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$1,500    Village Ctr Cmnty Dev Dist FL Recreational Rev
          Ser A (MBIA Insd).............................. 5.125%   11/01/36   $  1,563,195
 1,000    Village Ctr Cmnty Dev Dist FL Ser A
          (MBIA Insd).................................... 5.200    11/01/25      1,061,660
 1,000    Village Ctr Cmnty Dev Dist FL Util Rev (MBIA
          Insd).......................................... 5.250    10/01/23      1,083,160
 1,000    Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry
          Riddle Aero Ser A.............................. 5.750    10/15/29      1,006,230
 1,500    Volusia Cnty, FL Gas Tax Rev (FSA Insd) (b).... 5.000    10/01/22      1,607,205
 1,500    West Orange Hlthcare Dist FL Ser A............. 5.800    02/01/31      1,560,015
 1,270    West Palm Beach, FL (c)........................ 5.250    03/01/16      1,379,830
                                                                              ------------
                                                                               154,902,693
                                                                              ------------
          PUERTO RICO  2.1%
 2,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
          W Rfdg......................................... 5.500    07/01/15      2,296,840
                                                                              ------------

          U. S. VIRGIN ISLANDS  1.6%
 1,500    Virgin Islands Pub Fin Auth Rev Gross Rcpt
          Taxes Ln Nt Ser A.............................. 6.375    10/01/19      1,737,270
                                                                              ------------
TOTAL LONG-TERM INVESTMENTS  144.4%
  (Cost $146,732,712)......................................................    158,936,803
SHORT-TERM INVESTMENT  0.2%
  (Cost $200,000)..........................................................        200,000
                                                                              ------------
TOTAL INVESTMENTS  144.6%
  (Cost $146,932,712)......................................................    159,136,803
OTHER ASSETS IN EXCESS OF LIABILITIES  0.9%................................        973,358

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (45.5%)................    (50,049,661)
                                                                              ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%.............................   $110,060,500
                                                                              ============

See Notes to Financial Statements

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

   Percentages are calculated as a percentage of net assets applicable to common shares.

*   Zero coupon bond

(a) This security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. This restricted security comprises 1.0% of net assets applicable to common shares.

(b) Security purchased on a when-issued or delayed delivery basis.

(c) The Trust owns 100% of the bond issuance.

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
October 31, 2004

ASSETS:
Total Investments (Cost $146,932,712).......................  $159,136,803
Cash........................................................        37,194
Receivables:
  Interest..................................................     1,844,152
  Investments Sold..........................................     1,095,642
Other.......................................................         2,720
                                                              ------------
    Total Assets............................................   162,116,511
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,596,435
  Investment Advisory Fee...................................        80,962
  Income Distributions--Common Shares.......................        21,706
  Other Affiliates..........................................         8,012
Trustees' Deferred Compensation and Retirement Plans........       220,462
Accrued Expenses............................................        78,773
                                                              ------------
    Total Liabilities.......................................     2,006,350
Preferred Shares (including accrued distributions)..........    50,049,661
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $110,060,500
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($110,060,500 divided by
  6,519,397 shares outstanding).............................  $      16.88
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 6,519,397 shares issued and
  outstanding)..............................................  $     65,194
Paid in Surplus.............................................    96,541,593
Net Unrealized Appreciation.................................    12,204,091
Accumulated Undistributed Net Investment Income.............       647,020
Accumulated Net Realized Gain...............................       602,602
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $110,060,500
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 2,000 issued with liquidation preference of
  $25,000 per share)........................................  $ 50,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $160,060,500
                                                              ============

See Notes to Financial Statements

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended October 31, 2004

INVESTMENT INCOME:
Interest....................................................  $ 7,794,814
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      949,891
Preferred Share Maintenance.................................      138,462
Trustees' Fees and Related Expenses.........................       66,285
Administrative Fee..........................................       46,318
Legal.......................................................       25,626
Custody.....................................................        9,567
Other.......................................................      145,295
                                                              -----------
    Total Expenses..........................................    1,381,444
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 6,413,370
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   596,305
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    9,850,430
  End of the Period.........................................   12,204,091
                                                              -----------
Net Unrealized Appreciation During the Period...............    2,353,661
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 2,949,966
                                                              -----------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (604,302)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $ 8,759,034
                                                              ===========

                                               See Notes to Financial Statements

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                                FOR THE            FOR THE
                                                               YEAR ENDED         YEAR ENDED
                                                            OCTOBER 31, 2004   OCTOBER 31, 2003
                                                            -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.....................................    $  6,413,370       $  6,455,448
Net Realized Gain.........................................         596,305          1,079,383
Net Unrealized Appreciation/Depreciation During the
  Period..................................................       2,353,661           (861,697)
Distributions to Preferred Shareholders:
  Net Investment Income...................................        (539,430)          (385,085)
  Net Realized Gain.......................................         (64,872)          (171,990)
                                                              ------------       ------------
Change in Net Assets Applicable to Common Shares from
  Operations..............................................       8,759,034          6,116,059
Distributions to Common Shareholders:
  Net Investment Income...................................      (6,137,933)        (6,007,750)
  Net Realized Gain.......................................      (1,033,310)        (2,291,341)
                                                              ------------       ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  INVESTMENT ACTIVITIES...................................       1,587,791         (2,183,032)
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period...................................     108,472,709        110,655,741
                                                              ------------       ------------
End of the Period (Including accumulated undistributed net
  investment income of $647,020 and $917,956,
  respectively)...........................................    $110,060,500       $108,472,709
                                                              ============       ============

See Notes to Financial Statements

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                              ------------------------------
                                                               2004       2003      2002 (a)
                                                              ------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $ 16.64    $ 16.97    $ 17.06
                                                              -------    -------    -------
  Net Investment Income.....................................      .98        .99       1.00
  Net Realized and Unrealized Gain/Loss.....................      .45        .04        .17
  Common Share Equivalent of Distributions Paid to Preferred
  Shareholders:
      Net Investment Income.................................     (.08)      (.06)      (.07)
      Net Realized Gain.....................................     (.01)      (.03)      (.06)
                                                              -------    -------    -------
Total from Investment Operations............................     1.34        .94       1.04
Distributions Paid to Common Shareholders:
      Net Investment Income.................................     (.94)      (.92)      (.89)
      Net Realized Gain.....................................     (.16)      (.35)      (.24)
                                                              -------    -------    -------
NET ASSET VALUE, END OF THE PERIOD..........................  $ 16.88    $ 16.64    $ 16.97
                                                              =======    =======    =======

Common Share Market Price at End of the Period..............  $ 15.18    $ 14.94    $ 14.65
Total Return (b)............................................    9.27%     10.86%      7.80%
Net Assets Applicable to Common Shares at End of the Period
  (In millions).............................................  $ 110.1    $ 108.5    $ 110.7
Ratio of Expenses to Average Net Assets Applicable to Common
  Shares (c)................................................    1.28%      1.29%      1.37%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)...........................    5.92%      5.89%      6.05%
Portfolio Turnover..........................................      19%        22%        24%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (c)................................................     .87%       .89%       .94%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...........................    5.42%      5.54%      5.63%

SENIOR SECURITIES:
Total Preferred Shares Outstanding..........................    2,000      2,000      2,000
Asset Coverage Per Preferred Share (e)......................  $80,055    $79,250    $80,351
Involuntary Liquidating Preference Per Preferred Share......  $25,000    $25,000    $25,000
Average Market Value Per Preferred Share....................  $25,000    $25,000    $25,000

*   Non-Annualized

(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .01%. Per share, ratios, and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

YEAR ENDED OCTOBER 31,                 TWO MONTHS                YEAR ENDED AUGUST 31,
---------------------------------        ENDED         -----------------------------------------
      2001      2000       1999     OCTOBER 31, 1998     1998       1997       1996       1995
------------------------------------------------------------------------------------------------
     $ 16.03   $ 15.63   $  17.21       $  17.19       $  16.83   $  16.44   $  16.62   $  16.28
     -------   -------   --------       --------       --------   --------   --------   --------
        1.12      1.17       1.21            .20           1.23       1.25       1.23       1.26
        1.07       .46      (1.59)           .02            .36        .44       (.08)       .50
        (.24)     (.31)      (.25)          (.04)          (.27)      (.27)      (.28)      (.29)
        (.03)      -0-        -0-            -0-            -0-        -0-        -0-       (.01)
     -------   -------   --------       --------       --------   --------   --------   --------
        1.92      1.32       (.63)           .18           1.32       1.42        .87       1.46
        (.82)     (.92)      (.95)          (.16)          (.96)     (1.03)     (1.05)     (1.05)
        (.07)      -0-        -0-            -0-            -0-        -0-        -0-       (.07)
     -------   -------   --------       --------       --------   --------   --------   --------
     $ 17.06   $ 16.03   $  15.63       $  17.21       $  17.19   $  16.83   $  16.44   $  16.62
     =======   =======   ========       ========       ========   ========   ========   ========

     $ 14.65   $13.375   $  13.75       $  17.75       $16.9375   $ 17.375   $  16.75   $ 15.625
      16.57%     3.99%    -17.90%          5.76%*         3.13%     10.33%     14.18%      7.58%
     $ 111.2   $ 104.5   $  101.9       $  112.0       $  111.8   $  109.3   $  106.3   $  107.2
       1.58%     1.65%      1.64%          1.65%          1.62%      1.64%      1.67%      1.72%

       6.72%     7.47%      7.34%          7.05%          7.24%      7.49%      7.36%      7.89%
         34%       38%        40%             3%*           20%         9%         8%        17%
       1.08%     1.10%      1.12%          1.14%          1.12%      1.12%      1.14%      1.16%
       5.30%     5.50%      5.83%          5.51%          5.63%      5.87%      5.70%      6.06%

       2,000     2,000      2,000          1,000          1,000      1,000      1,000      1,000
     $80,603   $77,250   $ 75,953       $162,038       $161,831   $159,317   $156,310   $157,224
     $25,000   $25,000   $ 25,000       $ 50,000       $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000   $25,000   $ 25,000       $ 50,000       $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Florida Quality Municipal Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal income taxes and Florida State intangible taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Florida municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991. Effective November 30, 2003, the Trust's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2004, the Trust had $1,596,435 of when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

    At October 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $146,836,602
                                                                ============
Gross tax unrealized appreciation...........................      12,410,355
Gross tax unrealized depreciation...........................        (110,154)
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 12,300,201
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                                                                 2004          2003
Distributions paid from:
  Ordinary income...........................................  $   53,417    $  258,771
  Long-term capital gain....................................   1,098,182     2,239,281
                                                              ----------    ----------
                                                              $1,151,599    $2,498,052
                                                              ==========    ==========

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent difference relating to book to tax accretion differences totaling $6,943 was reclassified from accumulated undistributed net investment income to accumulated net realized gain.

    As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $ 19,745
Undistributed long-term capital gain........................     582,857

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") provides investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective November 1, 2004, the investment advisory fee was reduced from .60% to .55%. In addition, the Trust paid a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .05% of the average daily net assets of the Trust. Effective June 1, 2004, the administrative fee was reduced from .05% to .00%.

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

    For the year ended October 31, 2004, the Trust recognized expenses of approximately $11,200, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, of which a trustee of the Trust is a partner who provides legal services to the Trust, and is therefore an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2004, the Trust recognized expenses of approximately $29,200 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $30,108,820 and $30,563,211, respectively.

4. PREFERRED SHARES

The Trust has outstanding 2,000 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on October 31, 2004 was 1.450%. During the year ended October 31, 2004, the rates ranged from 0.885% to 1.500%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

5. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen Florida Quality Municipal Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Florida Quality Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000 were audited by other auditors whose report, dated December 6, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Florida Quality Municipal Trust as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 10, 2004

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

DIVIDEND REINVESTMENT PLAN continued

of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              Van Kampen Funds Inc.
                              Attn: Closed-End Funds
                                2800 Post Oak Blvd.
                                 Houston, TX 77056

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 FOR FEDERAL INCOME TAX PURPOSES, THE FOLLOWING INFORMATION IS FURNISHED WITH RESPECT TO THE DISTRIBUTIONS PAID BY THE TRUST DURING ITS TAXABLE YEAR ENDED OCTOBER 31, 2004. THE TRUST DESIGNATED 99.2% OF THE INCOME DISTRIBUTIONS AS A TAX-EXEMPT INCOME DISTRIBUTION. THE TRUST DESIGNATED AND PAID $1,098,182 AS A LONG-TERM CAPITAL GAIN DISTRIBUTION. IN JANUARY, THE TRUST PROVIDES TAX INFORMATION TO SHAREHOLDERS FOR THE PRECEDING CALENDAR YEAR.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of the Shareholders of the Trust was held on June 23, 2004, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by the common shareholders of the Trust:

                                                                      # OF SHARES
                                                             -----------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
R. Craig Kennedy...........................................  5,482,743            159,905
Jack E. Nelson.............................................  5,483,106            159,542
Richard F. Powers, III.....................................  5,483,843            158,805

With regard to the election of the following trustee by the preferred shareholders of the Trust:

                                                                      # OF SHARES
                                                             -----------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
Hugo F. Sonnenschein.......................................      1,170                  0

The other trustees of the Trust whose terms did not expire in 2004 are David C. Arch, J. Miles Branagan, Jerry D. Choate, Rod Dammeyer, Linda Hutton Heagy, Howard J Kerr, Mitchell M. Merin, Wayne W. Whalen and Suzanne H. Woolsey.

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (59)            Trustee      Trustee     Chairman and Chief             85       Trustee/Director/Managing
Blistex Inc.                               since 1991  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

J. Miles Branagan (72)        Trustee      Trustee     Private investor.              83       Trustee/Director/Managing
1632 Morning Mountain Road                 since 2003  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                      August 1996, Chairman,                  in the Fund Complex.
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (66)          Trustee      Trustee     Prior to January 1999,         83       Trustee/Director/Managing
33971 Selva Road                           since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (64)             Trustee      Trustee     President of CAC, L.L.C.,      85       Trustee/Director/Managing
CAC, L.L.C.                                since 1991  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Stericycle,
San Diego, CA 92122-6223                               advisory services. Prior                Inc., Ventana Medical
                                                       to February 2001, Vice                  Systems, Inc., and GATX
                                                       Chairman and Director of                Corporation, and Trustee
                                                       Anixter International,                  of The Scripps Research
                                                       Inc., a global                          Institute and the
                                                       distributor of wire,                    University of Chicago
                                                       cable and communications                Hospitals and Health
                                                       connectivity products.                  Systems. Prior to January
                                                       Prior to July 2000,                     2004, Director of
                                                       Managing Partner of                     TeleTech Holdings Inc.
                                                       Equity Group Corporate                  and Arris Group, Inc.
                                                       Investment (EGI), a                     Prior to May 2002,
                                                       company that makes                      Director of Peregrine
                                                       private investments in                  Systems Inc. Prior to
                                                       other companies.                        February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (56)       Trustee      Trustee     Managing Partner of            83       Trustee/Director/Managing
Heidrick & Struggles                       since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (52)         Trustee      Trustee     Director and President of      83       Trustee/Director/Managing
1744 R Street, NW                          since 2003  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (69)            Trustee      Trustee     Prior to 1998, President       85       Trustee/Director/Managing
736 North Western Avenue                   since 1992  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)           Trustee      Trustee     President of Nelson            83       Trustee/Director/Managing
423 Country Club Drive                     since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (64)     Trustee      Trustee     President Emeritus and         85       Trustee/Director/Managing
1126 E. 59th Street                        since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           83       Trustee/Director/Managing
(62)                                       since 2003  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Mitchell M. Merin* (51)       Trustee,     Trustee     President and Chief            83       Trustee/Director/Managing
1221 Avenue of the Americas   President    since       Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief    2003;       funds in the Fund                       in the Fund Complex.
                              Executive    President   Complex. Chairman,
                              Officer      and Chief   President, Chief
                                           Executive   Executive Officer and
                                           Officer     Director of the Adviser
                                           since 2002  and Van Kampen Advisors
                                                       Inc. since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (58)  Trustee      Trustee     Advisory Director of           85       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (65)         Trustee      Trustee     Partner in the law firm        85       Trustee/Director/Managing
333 West Wacker Drive                      since 1991  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the
                                                       Fund Complex.

* Such Trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST           SERVED    DURING PAST 5 YEARS
Stefanie V. Chang (38)          Vice President      Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     and Secretary       since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Amy R. Doberman (42)            Vice President      Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                         since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                              Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                and the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex as of August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeitus Investment Management,
                                                                Inc. from January 1997 to July 2000.

James M. Dykas (38)             Chief Financial     Officer     Executive Director of Van Kampen Asset Management and Morgan
1 Parkview Plaza                Officer and         since 1999  Stanley Investment Management. Chief Financial Officer and
Oakbrook Terrace, IL 60181      Treasurer                       Treasurer of funds in the Fund Complex. Prior to August
                                                                2004, Assistant Treasurer of funds in the Fund Complex.

Joseph J. McAlinden (61)        Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas     President and       since 2002  Stanley Investment Advisors Inc., and Morgan Stanley
New York, NY 10020              Chief Investment                Investment Management Inc. and Director of Morgan Stanley
                                Officer                         Trust for over 5 years. Executive Vice President and Chief
                                                                Investment Officer of funds in the Fund Complex. Managing
                                                                Director and Chief Investment Officer of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc. since
                                                                December 2002.

Ronald E. Robison (65)          Executive Vice      Officer     Principal Executive Officer of the Funds since May 2003.
1221 Avenue of the Americas     President and       since 2003  Chief Executive Officer and Chairman of Investor Services.
New York, NY 10020              Principal                       Executive Vice President and Principal Executive Officer of
                                Executive                       funds in the Fund Complex. Managing Director of Morgan
                                Officer                         Stanley. Chief Administrative Officer, Managing Director and
                                                                Director of Morgan Stanley Investment Advisors Inc., Morgan
                                                                Stanley Services Company Inc. and Managing Director and
                                                                Director of Morgan Stanley Distributors Inc. Chief Executive
                                                                Officer and Director of Morgan Stanley Trust. Executive Vice
                                                                President and Principal Executive Officer of the
                                                                Institutional and Retail Morgan Stanley Funds; Director of
                                                                Morgan Stanley SICAV; previously Chief Global Operations
                                                                Officer and Managing Director of Morgan Stanley Investment
                                                                Management Inc.

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST           SERVED    DURING PAST 5 YEARS

John L. Sullivan (49)           Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza                Officer             since 1998  August 2004. Director and Managing Director of Van Kampen
Oakbrook Terrace, IL 60181                                      Investments, the Adviser, Van Kampen Advisors Inc. and
                                                                certain other subsidiaries of Van Kampen Investments. Prior
                                                                August 2004, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management. Prior
                                                                to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                Van Kampen Funds Inc.
                                                1 Parkview Plaza, P.O. Box 5555
                                                Oakbrook Terrace, IL 60181-5555
                                                www.vankampen.com

                                      (VAN KAMPEN INVESTMENTS LOGO)

                                                Copyright (C)2004 Van Kampen
                                                Funds Inc. All rights reserved.
                                                Member NASD/SIPC.
                                                VFM ANR 12/04 RN04-02836P-Y10/04

                                   APPENDIX F
                        TARGET FUND SEMI-ANNUAL REPORT DATED
                                 APRIL 30, 2005

Item 1. Report to Shareholders.

The Trust's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Florida Quality Municipal Trust performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of April 30, 2005.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF THE TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 4/30/05

FLORIDA QUALITY MUNICIPAL TRUST
SYMBOL: VFM
------------------------------------------------------------
AVERAGE ANNUAL                      BASED ON      BASED ON
TOTAL RETURNS                         NAV       MARKET PRICE

Since Inception (9/27/91)             7.66%         6.58%

10-year                               7.21          6.13

5-year                                9.19          9.43

1-year                               10.37          7.80

6-month                               2.42         -0.65
------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Florida Municipal Bond Index is a broad-based statistical composite of Florida municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 6-MONTH PERIOD ENDED APRIL 30, 2005

Van Kampen Florida Quality Municipal Trust is managed by the Adviser's Municipal Fixed Income team.(1) Current members include Thomas Byron and Robert Wimmel, Vice Presidents of the Adviser; and John Reynoldson, Executive Director of the Adviser.

MARKET CONDITIONS

The six-month period ended April 30, 2005, was characterized by continued short-term interest rate increases. As crude oil prices reached record highs, the prospect of rising inflation also cast a shadow. The Federal Open Market Committee (the "Fed") raised the federal funds target rate 100 basis points during the period through a series of four, "measured" 0.25 percent tightenings to 2.75 percent by the end of April. Although rates in the short and intermediate areas of the yield curve shifted upward as the Fed tightened, long-term interest rates fell as buyers did not seem deterred by the prospect of rising inflation. As a result, the yield curve (the difference between short and longer-term yields) flattened and the long end of the municipal market handily outperformed the shorter end.

The municipal market in total posted positive returns during the period, though it was not uniformly strong. In contrast to the strong showing by longer-term bonds, shorter-term municipals were hampered by the Fed's tightening and turned in a flat to slightly negative showing. Within the investment-grade segment of the market, yield differentials between BBB-rated and AAA-rated municipal securities were slightly wider, though BBB-rated securities still outperformed high grades due to their higher coupons, while securities rated below investment grade strongly outperformed as investors sought out their higher yields.

The Fed's interest rate hikes did not appear to dampen investors' appetites for municipal bonds, as net inflows into municipal bond funds topped $290 million during the period. The supply of new issues was modest during the closing months of 2004 (the first two months of the period) before soaring in the opening months of 2005 as long-term issuers rushed to bring securities to market in anticipation of additional interest rate increases in the near term.

Florida's fiscal condition continues to improve. Revenues exceed projections, largely due to higher-than-expected sales tax collections. The state has not drawn from its rainy day fund and, therefore, has a reserve cushion to address any budget problems, should they arise. Moreover, the state's budget stabilization reserve fund is fully funded and other reserves are available to handle the state's share of hurricane costs. Against this backdrop, all three rating agencies upgraded Florida at the beginning of this year, citing a stable outlook due to

(1)Team members may change without notice at any time.

conservative fiscal management throughout the recession and a rebound in the economy.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On an NAV basis, the trust outperformed its benchmark index, the Lehman Brothers Florida Municipal Bond Index. On a market price basis, the trust underperformed its benchmark.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2005

-------------------------------------------------------------
      BASED ON     BASED ON     LEHMAN BROTHERS FLORIDA
        NAV      MARKET PRICE    MUNICIPAL BOND INDEX

       2.42%        -0.65%               2.01%
-------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION AND INDEX DEFINITION.

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates throughout the period made the trust's borrowing activity more expensive. These expenses, however, were more than offset by the positive performance of the bonds held by the trust.

One of our key strategies in managing the trust was to position it for rising interest rates. This approach was largely the result of our analysis of interest rates, which remained relatively low by historical standards even after rising from their multi-decade lows earlier. First, we kept the trust's duration (a measure of interest-rate sensitivity) below that of its benchmark throughout most of the period. Second, to limit the trust's exposure to areas of the market that would be most likely susceptible to rising rates, we also trimmed the trust's shorter-maturity bonds, focusing on bonds with maturities of 15 years and shorter. We reinvested the proceeds from those sales into bonds and maturities between 20 and 30 years. In addition to offering relatively attractive income streams, these longer-maturity securities positioned the trust to benefit from any future flattening of the yield curve.

We continued to focus on relative-value trading between liquid, high-quality securities to capture relative value opportunities identified by our analysts. The trust's overall credit exposure remained tilted toward higher-quality securities, with 85 percent of its exposure at the end of the period in bonds rated AA or better. However, as high-yield spreads have continued to tighten, the trust's high-quality bent tempered performance during the reporting period. The trust did include a small allocation to BBB rated securities, representing 4 percent of the portfolio at the end of the reporting period.

Much of our relative-value trading activity was focused on selling issues that had been pre-refunded. We kept the trust well diversified across the major sectors of the municipal bond market. The top three sector exposures at the end of the period were public education, water and sewer, and general purpose.

There is no guarantee the security sectors mentioned will continue to perform well or be held by the trust in the future.

RATINGS ALLOCATION AS OF 4/30/05            TOP FIVE SECTORS AS OF 4/30/05
AAA/Aaa                         81.8%       Public Education              20.4%
AA/Aa                            3.4        Water & Sewer                 16.7
A/A                             10.1        General Purpose               12.5
BBB/Baa                          4.0        Transportation                12.2
NR                               0.7        Health Care                   11.4

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a trust's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  145.4%
          FLORIDA  141.8%
$1,000    Bay Cnty, FL Wtr Sys Rev Rfdg (AMBAC Insd)...... 5.000%   09/01/29   $  1,049,970
 1,000    Broward Cnty, FL Hsg Fin Auth Multi-Family Hsg
          Rev Pembroke Pk Apts Proj (AMT)................. 5.650    10/01/28      1,018,760
 1,000    Broward Cnty, FL Sch Brd Ctf Ser A (FSA Insd)... 5.000    07/01/22      1,058,120
 2,325    Broward Cnty, FL Wtr & Swr Util Rev Ser A....... 5.000    10/01/26      2,465,500
   750    Capital Tr Agy FL Rev Ft Lauderdale Proj
          (AMT)........................................... 5.750    01/01/32        754,905
   750    Cocoa, FL Wtr & Swr Rev Impt (Prerefunded @
          10/01/07) (FGIC Insd)........................... 5.875    10/01/26        809,077
 1,500    Collier Cnty, FL Sch Brd Ctf (FSA Insd)......... 5.375    02/15/17      1,645,395
 2,750    Coral Gables, FL Hlth Fac Auth Hosp Rev Baptist
          Hlth South FL (FSA Insd)........................ 5.000    08/15/29      2,877,792
   750    Dade Cnty, FL Ed Fac Auth Rev Exchanged From
          Univ of Miami Ser B (MBIA Insd)................. 5.750    04/01/20        783,758
   500    Dade Cnty, FL Wtr & Swr Sys Rev (FGIC Insd)..... 5.250    10/01/26        525,010
 2,640    Daytona Beach, FL Util Sys Rev Ser D Rfdg (FSA
          Insd)........................................... 5.250    11/15/16      2,909,914
 1,125    Deltona, FL Util Sys Rev (MBIA Insd)............ 5.250    10/01/22      1,239,896
   550    Escambia Cnty, FL Hlth Fac Auth Rev
          (AMBAC Insd).................................... 5.950    07/01/20        558,531
   495    Florida Hsg Fin Agy Homeownership Mtg (AMT)..... 8.595    11/01/18        499,806
 1,000    Florida Hsg Fin Agy Hsg Willow Lake Apts Ser J-1
          (AMT) (AMBAC Insd).............................. 5.350    07/01/27      1,024,930
   425    Florida Hsg Fin Corp Rev Homeowner Mtg Ser 4
          (AMT) (FSA Insd)................................ 6.250    07/01/22        437,023
 1,000    Florida Hsg Fin Corp Rev Hsg Wentworth II Apts
          Ser A (AMT) (AMBAC Insd)........................ 5.375    11/01/29      1,030,220
   960    Florida Muni Ln Council Rev Ser A (MBIA Insd)... 5.250    11/01/17      1,056,230
 4,035    Florida Muni Ln Council Rev Ser A (MBIA Insd)... 5.000    02/01/35      4,236,508
 1,080    Florida Muni Ln Council Rev Ser B
          (MBIA Insd) (a)................................. 5.750    11/01/13      1,217,624
   615    Florida Muni Ln Council Rev Ser B (MBIA Insd)... 5.750    11/01/15        693,505
 1,500    Florida Muni Ln Council Rev Ser B (MBIA Insd)... 5.750    11/01/29      1,655,685
 5,125    Florida Ports Fin Comm Rev St Trans Tr Fd
          Intermodal Pgm (AMT) (FGIC Insd)................ 5.500    10/01/29      5,459,201
 9,775    Florida St Brd of Ed Cap Outlay Pub Ed
          Ser D Rfdg...................................... 5.750    06/01/22     10,868,823
 1,500    Florida St Brd of Ed Lottery Rev Ser A
          (FGIC Insd)..................................... 5.250    07/01/17      1,639,395
 3,500    Florida St Brd of Ed Lottery Rev Ser A
          (FGIC Insd)..................................... 5.500    07/01/17      3,876,005
 2,500    Florida St Brd of Ed Pub Ed Ser A............... 5.000    06/01/32      2,613,350
   410    Florida St Brd of Regt Hsg Rev (MBIA Insd)...... 5.750    07/01/14        460,118
 2,735    Florida St Brd of Regt Hsg Rev Univ FL
          (FGIC Insd)..................................... 5.500    07/01/28      2,980,275

See Notes to Financial Statements

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$2,360    Florida St Correctional Privatization Commn Ctf
          Partn (MBIA Insd) (a)........................... 5.375%   08/01/15   $  2,604,944
 1,500    Florida St Dept of Trans........................ 5.000    07/01/32      1,570,575
 3,500    Florida St Dept Trans Right of Way Ser A........ 5.250    07/01/21      3,861,550
 1,500    Florida St Div Bd Fin Dept Gen Svc Rev Dept
          Envrnmtl Preservtn 2000-A (AMBAC Insd).......... 5.000    07/01/11      1,575,825
 2,000    Florida St Div Bd Fin Dept Gen Svc Rev Dept
          Envrnmtl Protn Preservtn 2000-A (FGIC Insd)..... 5.250    07/01/12      2,173,500
 1,000    Florida St Muni Pwr Agy Rev Stanton Proj Rfdg
          (FSA Insd)...................................... 5.500    10/01/14      1,125,670
 1,475    Florida St Tpk Auth Tpk Rev Dept of Trans
          Ser B........................................... 5.000    07/01/30      1,525,106
 1,635    Fort Myers, FL Util Rev Ser A Rfdg (FGIC
          Insd)........................................... 5.500    10/01/24      1,782,575
 1,000    Gulf Breeze, FL Rev Loc Govt (FGIC Insd)........ 5.800    12/01/20      1,124,580
 1,000    Highlands Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist Hlth Sys Ser D........................ 5.375    11/15/35      1,045,950
 1,500    Highlands Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist/Sunbelt Ser A......................... 6.000    11/15/31      1,625,610
   500    Hillsborough Cnty, FL Capacity Assmt Rev Spl
          (FSA Insd)...................................... 5.000    03/01/16        537,860
 1,000    Hillsborough Cnty, FL Indl Dev Auth Hosp Rev
          Tampa Gen Hosp Proj Ser B....................... 5.250    10/01/34      1,028,950
 2,000    Hillsborough Cnty, FL Sch Dist (Prerefunded @
          10/01/11) (AMBAC Insd).......................... 5.375    10/01/19      2,238,960
   690    Hollywood, FL Cmnty Redev Agy Beach Cra......... 5.625    03/01/24        734,139
 2,000    Hollywood, FL Wtr & Swr Rev Impt & Rfdg (FSA
          Insd)........................................... 5.000    10/01/21      2,154,360
   750    Jacksonville, FL Econ Dev Commn Indl Dev Rev
          Metro Pkg Solutions Proj (AMT) (ACA Insd)....... 5.500    10/01/30        784,170
 1,085    Jacksonville, FL Excise Tax Rev Ser B
          (AMBAC Insd).................................... 5.375    10/01/20      1,189,442
 2,000    Jacksonville, FL Sales Tax Rev Better
          Jacksonville (MBIA Insd)........................ 5.250    10/01/20      2,207,280
 2,000    Jea, FL Wtr & Swr Sys Rev Ser A (FGIC Insd)..... 5.000    10/01/20      2,159,120
 1,000    Jea, FL Wtr & Swr Sys Rev Ser A (FGIC Insd)..... 5.000    10/01/21      1,077,180
 2,250    Jea, FL Wtr & Swr Sys Rev Ser A (MBIA Insd)..... 5.375    10/01/30      2,329,740
 1,000    Lakeland, FL Hosp Sys Rev Lakeland
          Regl Hlth Sys................................... 5.500    11/15/32      1,046,780
 1,685    Lee Cnty, FL Arpt Rev Ser B (FSA Insd).......... 5.750    10/01/33      1,867,064
   500    Leesburg, FL Hosp Rev Leesburg Regl
          Med Ctr Proj.................................... 5.500    07/01/32        513,815
 1,600    Leesburg, FL Utils Rev (FGIC Insd).............. 5.000    10/01/34      1,684,064
 1,190    Manatee Cnty, FL Pub Util Rev Impt & Rfdg (MBIA
          Insd)........................................... 5.125    10/01/19      1,300,908
 1,760    Miami Beach, FL (MBIA Insd)..................... 5.000    09/01/19      1,899,198
 1,200    Miami Beach, FL Stormwtr Rev (FGIC Insd)........ 5.750    09/01/14      1,349,844


                                               See Notes to Financial Statements

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$1,500    Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt
          (AMT) (FGIC Insd)............................... 5.375%   10/01/32   $  1,580,730
 1,000    Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt
          Ser B (FGIC Insd)............................... 5.500    10/01/16      1,105,990
 2,000    Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt
          Ser B (FGIC Insd)............................... 5.750    10/01/29      2,216,100
 1,000    Miami-Dade Cnty, FL Aviation Ser A (AMT) (FSA
          Insd)........................................... 5.000    10/01/33      1,022,670
 2,000    Miami-Dade Cnty, FL Ed Fac Auth Rev Ser A (AMBAC
          Insd)........................................... 5.750    04/01/29      2,209,100
 1,250    Miami-Dade Cnty, FL Sch Brd Ctf Partn Rfdg (FGIC
          Insd)........................................... 5.250    10/01/20      1,349,025
 2,000    North Broward, FL Hosp Dist Rev Impt............ 6.000    01/15/31      2,134,240
 1,000    Orange Cnty, FL Hlth Fac Auth Rev Hosp Regl
          Hlthcare Sys Ser E.............................. 6.000    10/01/26      1,058,440
 1,000    Orange Cnty, FL Hsg Fin Auth Multi-Family Rev
          Mtg Hands Inc Proj Ser A (Acquired 06/19/95,
          Cost $1,000,000) (b)............................ 7.000    10/01/25      1,067,430
 2,000    Osceola Cnty, FL Trans Rev Osceola Pkwy Proj
          Impt & Rfdg (MBIA Insd)......................... 5.000    04/01/21      2,143,340
 1,000    Palm Beach Cnty, FL Sch Brd Ctf Ser A
          (Prerefunded @ 08/01/10) (FGIC Insd)............ 5.875    08/01/21      1,140,620
 1,500    Palm Beach Cnty, FL Sch Brd Ser D (FSA Insd).... 5.250    08/01/18      1,640,190
 1,000    Palm Coast, FL Util Sys Rev (MBIA Insd)......... 5.250    10/01/20      1,103,640
 1,890    Pembroke Pines, FL Charter Sch Ser A (MBIA Insd)
          (a)............................................. 5.375    07/01/16      2,089,263
 1,500    Pensacola, FL Arpt Rev Ser A Rfdg (AMT) (MBIA
          Insd)........................................... 6.000    10/01/12      1,642,725
 1,565    Pensacola, FL Arpt Rev Ser A Rfdg (AMT) (MBIA
          Insd)........................................... 6.125    10/01/18      1,725,757
 1,450    Port Saint Lucie, FL Util Rev (MBIA Insd)....... 5.000    09/01/22      1,558,591
 1,000    Port Saint Lucie, FL Util Rev Ser A Impt & Rfdg
          (MBIA Insd)..................................... 5.125    09/01/27      1,029,080
 2,265    Reedy Creek Impt Dist FL Ser A (MBIA Insd)...... 5.000    06/01/23      2,406,404
 1,000    Saint Lucie Cnty, FL Sch Brd Ctf Ser A (FSA
          Insd)........................................... 5.000    07/01/21      1,059,840
 1,000    Saint Lucie Cnty, FL Sch Brd Ctf Ser A (FSA
          Insd)........................................... 5.000    07/01/23      1,053,920
 1,000    Seminole Cnty, FL Sales Tax Rev (FGIC Insd)..... 5.000    10/01/31      1,040,500
   500    South Lake Cnty Hosp Dist FL South Lake Hosp
          Inc............................................. 6.375    10/01/28        533,835
 1,500    South Miami, FL Hlth Fac Auth Hosp Rev Baptist
          Hlth (AMBAC Insd)............................... 5.250    11/15/33      1,591,515
   500    Tallahassee, FL Hlth Fac Rev Tallahassee Mem
          Hlthcare Proj................................... 6.375    12/01/30        534,290

See Notes to Financial Statements

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$1,800    Tampa, FL Hosp Rev Cap Impt H Lee Moffitt Ser
          A............................................... 5.750%   07/01/29   $  1,870,974
 2,190    Tampa, FL Sales Tax Rev Ser A (AMBAC Insd)...... 5.375    10/01/16      2,427,944
 2,390    University Cent FL Assn Inc FL Ctf Partn Ser A
          (FGIC Insd) (a)................................. 5.125    10/01/22      2,582,706
 1,500    Village Ctr Cmnty Dev Dist FL Recreational Rev
          Ser A (MBIA Insd)............................... 5.125    11/01/36      1,596,405
 1,000    Village Ctr Cmnty Dev Dist FL Ser A
          (MBIA Insd)..................................... 5.200    11/01/25      1,078,850
 1,000    Village Ctr Cmnty Dev Dist FL Util Rev
          (MBIA Insd)..................................... 5.250    10/01/23      1,084,930
 1,000    Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry
          Riddle Aero Ser A............................... 5.750    10/15/29      1,045,390
 1,500    West Orange Hlthcare Dist FL Ser A.............. 5.800    02/01/31      1,575,660
 1,270    West Palm Beach, FL (a)......................... 5.250    03/01/16      1,352,309
                                                                               ------------
                                                                                154,216,488
                                                                               ------------

          PUERTO RICO  2.1%
 2,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
          W Rfdg.......................................... 5.500    07/01/15      2,259,300
                                                                               ------------

          U. S. VIRGIN ISLANDS  1.5%
 1,500    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A..................................... 6.375    10/01/19      1,710,525
                                                                               ------------
TOTAL INVESTMENTS  145.4%
  (Cost $147,063,696).......................................................    158,186,313
OTHER ASSETS IN EXCESS OF LIABILITIES  0.6%.................................        622,257

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (46.0%).................    (50,039,728)
                                                                               ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%..............................   $108,768,842
                                                                               ============

Percentages are calculated as a percentage of net assets applicable to common shares.

(a) The Trust owns 100% of the bond issuance.

(b) This security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 1.0% of net assets applicable to common shares.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2005 (Unaudited)

ASSETS:
Total Investments (Cost $147,063,696).......................  $158,186,313
Cash........................................................       182,177
Receivables:
  Interest..................................................     1,854,125
  Investments Sold..........................................         5,000
Other.......................................................           441
                                                              ------------
    Total Assets............................................   160,228,056
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,049,970
  Investment Advisory Fee...................................        71,225
  Income Distributions--Common Shares.......................        19,037
  Other Affiliates..........................................         5,728
Trustees' Deferred Compensation and Retirement Plans........       232,103
Accrued Expenses............................................        41,423
                                                              ------------
    Total Liabilities.......................................     1,419,486
Preferred Shares (including accrued distributions)..........    50,039,728
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $108,768,842
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($108,768,842 divided by
  6,519,397 shares outstanding).............................  $      16.68
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 6,519,397 shares issued and
  outstanding)..............................................  $     65,194
Paid in Surplus.............................................    96,541,593
Net Unrealized Appreciation.................................    11,122,617
Accumulated Net Realized Gain...............................       555,016
Accumulated Undistributed Net Investment Income.............       484,422
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $108,768,842
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 2,000 issued with liquidation preference of
  $25,000 per share)........................................  $ 50,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $158,768,842
                                                              ============

See Notes to Financial Statements

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended April 30, 2005 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 3,831,590
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      432,672
Preferred Share Maintenance.................................       67,449
Trustees' Fees and Related Expenses.........................       19,251
Legal.......................................................       13,298
Custody.....................................................        6,576
Other.......................................................       69,698
                                                              -----------
    Total Expenses..........................................      608,944
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 3,222,646
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   556,092
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   12,204,091
  End of the Period.........................................   11,122,617
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,081,474)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $  (525,382)
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (505,007)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $ 2,192,257
                                                              ===========

                                               See Notes to Financial Statements

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                               FOR THE            FOR THE
                                                           SIX MONTHS ENDED      YEAR ENDED
                                                            APRIL 30, 2005    OCTOBER 31, 2004
                                                           -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.....................................   $  3,222,646       $  6,413,370
Net Realized Gain.........................................        556,092            596,305
Net Unrealized Appreciation/Depreciation During the
  Period..................................................     (1,081,474)         2,353,661
Distributions to Preferred Shareholders:
  Net Investment Income...................................       (454,817)          (539,430)
  Net Realized Gain.......................................        (50,190)           (64,872)
                                                             ------------       ------------
Change in Net Assets Applicable to Common Shares from
  Operations..............................................      2,192,257          8,759,034
Distributions to Common Shareholders:
  Net Investment Income...................................     (2,930,427)        (6,137,933)
  Net Realized Gain.......................................       (553,488)        (1,033,310)
                                                             ------------       ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  INVESTMENT ACTIVITIES...................................     (1,291,658)         1,587,791

NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period...................................    110,060,500        108,472,709
                                                             ------------       ------------
End of the Period (Including accumulated undistributed net
  investment income of $484,422 and $647,020,
  respectively)...........................................   $108,768,842       $110,060,500
                                                             ============       ============


See Notes to Financial Statements

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  SIX MONTHS
                                                    ENDED
                                                  APRIL 30,     ------------------------------
                                                     2005        2004       2003      2002 (a)
                                                  --------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.........  $ 16.88      $ 16.64    $ 16.97    $ 17.06
                                                   -------      -------    -------    -------
  Net Investment Income..........................      .49          .98        .99       1.00
  Net Realized and Unrealized Gain/Loss..........     (.08)         .45        .04        .17
  Common Share Equivalent of Distributions Paid
    to Preferred Shareholders:
    Net Investment Income........................     (.07)        (.08)      (.06)      (.07)
    Net Realized Gain............................     (.01)        (.01)      (.03)      (.06)
                                                   -------      -------    -------    -------
Total from Investment Operations.................      .33         1.34        .94       1.04
Distributions Paid to Common Shareholders:
    Net Investment Income........................     (.45)        (.94)      (.92)      (.89)
    Net Realized Gain............................     (.08)        (.16)      (.35)      (.24)
                                                   -------      -------    -------    -------
NET ASSET VALUE, END OF THE PERIOD...............  $ 16.68      $ 16.88    $ 16.64    $ 16.97
                                                   =======      =======    =======    =======

Common Share Market Price at End of the Period...  $ 14.55      $ 15.18    $ 14.94    $ 14.65
Total Return (b).................................    -.65%*       9.27%     10.86%      7.80%
Net Assets Applicable to Common Shares at End of
  the Period (In millions).......................  $ 108.8      $ 110.1    $ 108.5    $ 110.7
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares (c)................    1.13%        1.28%      1.29%      1.37%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (c).........    5.98%        5.92%      5.89%      6.05%
Portfolio Turnover...............................       9%*         19%        22%        24%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (c)...........................     .77%         .87%       .89%       .94%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d).........    5.14%        5.42%      5.54%      5.63%

SENIOR SECURITIES:
Total Preferred Shares Outstanding...............    2,000        2,000      2,000      2,000
Asset Coverage Per Preferred Share (e)...........  $79,404      $80,055    $79,250    $80,351
Involuntary Liquidating Preference Per Preferred
  Share..........................................  $25,000      $25,000    $25,000    $25,000
Average Market Value Per Preferred Share.........  $25,000      $25,000    $25,000    $25,000

*  Non-Annualized

(a)As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .01%. Per share, ratios, and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                   TWO MONTHS
YEAR ENDED OCTOBER 31,                ENDED                YEAR ENDED AUGUST 31,
--------------------------------   OCTOBER 31,   -----------------------------------------
      2001      2000      1999        1998         1998       1997       1996       1995
------------------------------------------------------------------------------------------
     $ 16.03   $ 15.63   $ 17.21    $  17.19     $  16.83   $  16.44   $  16.62   $  16.28
     -------   -------   -------    --------     --------   --------   --------   --------
        1.12      1.17      1.21         .20         1.23       1.25       1.23       1.26
        1.07       .46     (1.59)        .02          .36        .44       (.08)       .50
        (.24)     (.31)     (.25)       (.04)        (.27)      (.27)      (.28)      (.29)
        (.03)      -0-       -0-         -0-          -0-        -0-        -0-       (.01)
     -------   -------   -------    --------     --------   --------   --------   --------
        1.92      1.32      (.63)        .18         1.32       1.42        .87       1.46
        (.82)     (.92)     (.95)       (.16)        (.96)     (1.03)     (1.05)     (1.05)
        (.07)      -0-       -0-         -0-          -0-        -0-        -0-       (.07)
     -------   -------   -------    --------     --------   --------   --------   --------
     $ 17.06   $ 16.03   $ 15.63    $  17.21     $  17.19   $  16.83   $  16.44   $  16.62
     =======   =======   =======    ========     ========   ========   ========   ========

     $ 14.65   $13.375   $ 13.75    $  17.75     $16.9375   $ 17.375   $  16.75   $ 15.625
      16.57%     3.99%   -17.90%       5.76%*       3.13%     10.33%     14.18%      7.58%
     $ 111.2   $ 104.5   $ 101.9    $  112.0     $  111.8   $  109.3   $  106.3   $  107.2
       1.58%     1.65%     1.64%       1.65%        1.62%      1.64%      1.67%      1.72%
       6.72%     7.47%     7.34%       7.05%        7.24%      7.49%      7.36%      7.89%
         34%       38%       40%          3%*         20%         9%         8%        17%

       1.08%     1.10%     1.12%       1.14%        1.12%      1.12%      1.14%      1.16%
       5.30%     5.50%     5.83%       5.51%        5.63%      5.87%      5.70%      6.06%

       2,000     2,000     2,000       1,000        1,000      1,000      1,000      1,000
     $80,603   $77,250   $75,953    $162,038     $161,831   $159,317   $156,310   $157,224
     $25,000   $25,000   $25,000    $ 50,000     $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000   $25,000   $25,000    $ 50,000     $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Florida Quality Municipal Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal income taxes and Florida state intangible taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Florida municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2005, the Trust had no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

    At April 30, 2005, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $146,956,956
                                                                ============
Gross tax unrealized appreciation...........................      11,292,894
Gross tax unrealized depreciation...........................         (63,537)
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 11,229,357
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended October 31, 2004 was as follows:

Distributions paid from:
  Ordinary income...........................................    $   53,417
  Long-term capital gain....................................     1,098,182
                                                                ----------
                                                                $1,151,599
                                                                ==========

    As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $ 19,745
Undistributed long-term capital gain........................     582,857

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") provides investment advice and facilities to the Trust for an annual fee payable monthly of .55% of the average daily net assets of the Trust. Effective November 1, 2004, the investment advisory fee was reduced from .60% to .55%.

    For the six months ended April 30, 2005, the Trust recognized expenses of approximately $2,800, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2005, the Trust recognized expenses of approximately $15,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $14,095,392 and $14,210,445, respectively.

4. PREFERRED SHARES

The Trust has outstanding 2,000 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on April 30, 2005 was 2.900%. During the six months ended April 30, 2005, the rates ranged from 1.450% to 2.900%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

5. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. TRUST MERGER

On May 11, 2005, the Trustees of Van Kampen Florida Quality Municipal Trust ("Target Trust") announced its intention to merge the Target Trust into Van Kampen Trust for Investment Grade Florida Municipals ("Acquiring Trust"). The Trustees of each of the trusts have approved in principal an agreement and plan of reorganization between the trusts providing for a transfer of assets and liabilities of the Target Trust to the Acquiring Trust in exchange for shares of beneficial interest of the Acquiring Trust (the "Reorganization"). The Reorganization is subject to the approval by the shareholders of the Target Trust.

7. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust may invest up to 15% of its net assets in "inverse floating rate obligations." The inverse floating rate obligations in which the Trust may invest are typically created through a division of a fixed-rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation which the

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

Trust may purchase is the rate the issuer would have paid on the fixed-income obligation, (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. These securities have varying degrees of liquidity and the market value of such securities generally will fluctuate in response to changes in market rates of interest to a greater extent that the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floating rate obligations typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the following rate security counterpart to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

MITCHELL M. MERIN
President and Chief Executive Officer

RONALD E. ROBISON
Executive Vice President and
Principal Executive Officer

JOSEPH J. MCALINDEN
Executive Vice President and
Chief Investment Officer

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

TRANSFER AGENT

EQUISERVE TRUST COMPANY, N. A.
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright (C)2005 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC.
VFM SAR 6/05 RN05-01295P-Y04/05
                                                   (VAN KAMPEN INVESTMENTS LOGO)

                                   APPENDIX G
                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

IV.      POLICY STATEMENT

         Introduction -- Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Proxy Voting Policy and Procedures") with respect to securities held in the accounts of clients apply to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The policies and procedures and general guidelines in this section will be reviewed and updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

         Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds) (collectively referred to as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Boards of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management or Investment Advisory Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

         Proxy Research Services -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the ISS and IRRC recommendations in making proxy voting decisions, they are in no way obligated to follow the ISS and IRRC recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

         Voting Proxies for Certain Non-US Companies -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

III.     GENERAL PROXY VOTING GUIDELINES

         To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard.

VI.      GUIDELINES

         A.   MANAGEMENT PROPOSALS

              1. When voting on routine ballot items, unless otherwise determined by the Proxy Review Committee, the following proposals will be voted in support of management.

                  o     Selection or ratification of auditors.

                  o Approval of financial statements, director and auditor reports.

                  o     General updating/corrective amendments to the chatter.

                  o     Approval of the payment of a dividend.

                  o Proposals to limit Directors' liability and/or broaden indemnification of Directors.

                  o Proposals requiring that a certain percentage (up to 66%) of the company's Board members be independent Directors.

                  o Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

                  o Proposals recommending set retirement ages or requiring specific levels of stock ownership by Directors.

                  o     Proposals to eliminate cumulative voting.

                  o     Proposals to eliminate preemptive rights.

                  o Proposals for confidential voting and independent tabulation of voting results.

                  o Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

              2. Election of Directors. In situations where no conflict exists, and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, will be voted in support of nominees of management.

                        Unless otherwise determined by the Proxy Review
                  Committee, a withhold vote will be made where:

                        (i) A nominee has, or any time during the previous three years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

                        (ii) A direct conflict exists between the interests of the nominee and the public shareholders; or

                        (iii) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring Audit, Compensation or Nominating Committees to be composed of independent directors and requiring a majority independent board.

              3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted in support of management.

                  CAPITALIZATION CHANGES

                  o Proposals relating to capitalization changes that eliminate other classes of stock and voting rights.

                  o Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if. (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

                  o Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

                  o     Proposals for share repurchase plans.

                  o Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

                  o     Proposals to effect stock splits.

                  o Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

                  COMPENSATION

                  o Proposals relating to Director fees, provided the amounts are not excessive relative to outer companies in the country or industry.

                  o Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

                  o Proposals for the establishment of Employee Stock Option Plans and other employee ownership plans.

                  ANTI-TAKEOVER MATTERS

                  o Proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

                  o Proposals relating to the adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

              4. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, unless otherwise determined by the Proxy Review Committee, will be voted against (notwithstanding management support).

                  o Proposals to establish cumulative voting rights in the election of directors.

                  o Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

                  o Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or super-voting rights.

                  o     Proposals to create "blank check" preferred stock.

                  o Proposals relating to changes in capitalization by 100% or more.

                  o Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

                  o Proposals to amend bylaws to require a supermajority shareholder vote to pass or repeal certain provisions.

                  o     Proposals to indemnify auditors.

              5. The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

                  CORPORATE TRANSACTIONS

                  o Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSM internal company-specific knowledge.

                  o Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

                  o Proposals relating to shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

                  o Proposals relating to Executive/ Director stock option plans. Generally, stock option plans should meet the following criteria:

                        (i) Whether the stock option plan is incentive based;

                        (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

                        (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

                  ANTI-TAKEOVER PROVISIONS

                  o Proposals requiring shareholder ratification of poison pills.

                  o Proposals relating to anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

         B.   SHAREHOLDER PROPOSALS

              1. The following shareholder proposals will be supported, unless otherwise determined by the Proxy Review Committee:

                  o Proposals requiring auditors to attend the annual meeting of shareholders.

                  o Proposals requiring non-U.S. companies to have a separate Chairman and CEO.

                  o Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

                  o Proposals requiring that a certain percentage of the company's members be comprised of independent and unaffiliated Directors.

                  o     Proposals requiring confidential voting.

                  o Proposals to reduce or eliminate of supermajority voting requirements.

                  o Proposals requiring shareholder approval for shareholder rights plan or poison pill.

                  o Proposals to require the company to expense stock options.

              2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

                  o     Proposals that limit tenure of directors.

                  o     Proposals to limit golden parachutes.

                  o Proposals requiring directors to own large amounts of stock to be eligible for election.

                  o Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

                  o Proposals that limit retirement benefits or executive compensation.

                  o Proposals requiring shareholder approval for bylaw or charter amendments.

                  o Proposals requiring shareholder approval of executive compensation.

                  o Proposals requiring shareholder approval of golden parachutes.

                  o Proposals to eliminate certain anti-takeover related provisions.

                  o     Proposals to prohibit payment of greenmail.

              3. The following shareholder proposals will not be supported, unless otherwise determined by the Proxy Review Committee.

                  o Proposals to declassify the Board of Directors (if management supports a classified board).

                  o Proposals requiring a U.S. company to have a separate Chairman and CEO.

                  o Proposals requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

                  o Proposals to add restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

                  o Proposals that require inappropriate endorsements or corporate actions.

VII.     ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

         A.   PROXY REVIEW COMMITTEE

              1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them.

                  (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's proxy voting policy and guidelines and determining how MSIM will vote proxies on an ongoing basis.

                  (b) The Committee will periodically review and have the authority to amend, as necessary, these Proxy Voting Policy and Procedures and establish and direct voting positions consistent with the Client Proxy Standard.

                  (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

                  (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Proxy Voting Policy and Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in these Policy and Procedures; and (3) determine how to vote matters for which specific direction has not been provided in these Policy and Procedures. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS and IRRC recommendations and the research as well as any other relevant information they may request or receive.

                  (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairman of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

                  (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/ Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

                  (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

         B.   IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

              1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

              2. A material conflict of interest could exist in the following situations, among others:

                  (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

                  (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

                  (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

         C.  PROXY VOTING REPORTS

              1. MSIM will promptly provide a copy of these Policy and Procedures to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

              2. MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

                                   APPENDIX H
                         PRO FORMA FINANCIAL STATEMENTS

                         PRO FORMA FINANCIAL STATEMENTS

The following presents the pro forma financial statements for the combination of the Van Kampen Florida Quality Municipal Trust and the Van Kampen Trust for Investment Grade Florida Municipals. The statements are presented as of October 31, 2004, the most recent interim period for which financial information is currently available.

The unaudited Pro Forma Portfolio of Investments and Pro Forma Statement of Assets and Liabilities reflect the financial position as if the transaction occurred on October 31, 2004. The Pro Forma Statement of Operations reflects the expenses for the twelve months ended October 31, 2004. The pro forma statements give effect to the proposed exchange of Van Kampen Trust for Investment Grade Florida Municipals shares for the assets and liabilities of the Van Kampen Florida Quality Municipal Trust, with Van Kampen Trust for Investment Grade Florida Municipals being the surviving entity. The proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States of America. The historical cost basis of the investments is carried over to the surviving entity. There is no guarantee that the portfolio of investments of the surviving entity on the closing date of the transaction will match the Pro Forma Portfolio of Investments presented herein. All or a portion of the securities acquired in the transaction could be sold by the surviving entity; however, there is no plan or intention to sell securities acquired in the transaction other than in the ordinary course of business.

         VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS (VTF)
                VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST (VFM)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)


   VTF              VFM         PROFORMA
PAR AMOUNT      PAR AMOUNT     PAR AMOUNT                                                       VTF           VFM         PROFORMA
  (000)            (000)         (000)     DESCRIPTION                 COUPON    MATURITY  MARKET VALUE  MARKET VALUE   MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS 149.0%
FLORIDA 143.5%
                $    1,000     $    1,000  Broward Cnty, FL Hsg Fin
                                           Auth Multi-Family Hsg Rev
                                           Pembroke Pk Apts Proj (AMT) 5.650%    10/01/28                $  1,016,170   $ 1,016,170
                     1,000          1,000  Broward Cnty, FL Sch Brd
                                           Ctf Ser A (FSA Insd)        5.000     07/01/22                   1,054,300     1,054,300
                     1,000          1,000  Canaveral, FL Port Auth
                                           Rev Port Impt Ser B Rfdg
                                           (FGIC Insd) (a)             5.000     06/01/17                   1,082,890     1,082,890
$      500             500          1,000  Capital Tr Agy FL Rev
                                           Ft Lauderdale Proj (AMT)    5.750     01/01/32  $   478,210        478,210       956,420
                       750            750  Cocoa, FL Wtr & Swr Rev
                                           Impt (Prerefunded @
                                           10/01/07) (FGIC Insd)       5.875     10/01/26                     837,000       837,000
                     1,500          1,500  Collier Cnty, FL Sch
                                           Brd Ctf (FSA Insd)          5.375     02/15/17                   1,676,535     1,676,535
                       750            750  Dade Cnty, FL Ed Fac
                                           Auth Rev Exchanged From
                                           Univ of Miami Ser B
                                           (MBIA Insd)                 5.750     04/01/20                     802,433       802,433
                     1,035          1,035  Dade Cnty, FL Spl Oblig
                                           Cap Apprec Bd Ser B Rfdg
                                           (Prerefunded @ 10/01/08)
                                           (AMBAC Insd)                  *       10/01/28                     272,888       272,888
                       500            500  Dade Cnty, FL Wtr & Swr
                                           Sys Rev (FGIC Insd)         5.250     10/01/26                     529,165       529,165
     2,640                          2,640  Daytona Beach, FL Util
                                           Sys Rev Ser D Rfdg
                                           (FSA Insd)                  5.250     11/15/15    2,967,334                    2,967,334
                     2,640          2,640  Daytona Beach, FL Util
                                           Sys Rev Ser D Rfdg
                                           (FSA Insd)                  5.250     11/15/16                   2,964,984     2,964,984
                     1,125          1,125  Deltona, FL Util Sys Rev
                                           (MBIA Insd)                 5.250     10/01/22                   1,225,384     1,225,384
       400             550            950  Escambia Cnty, FL Hlth
                                           Fac Auth Rev (AMBAC Insd)   5.950     07/01/20      410,904        564,993       975,897
     1,000                          1,000  Escambia Cnty, FL Util
                                           Auth Util Sys Rev
                                           (FGIC Insd)                 5.250     01/01/29    1,049,990                    1,049,990
     1,250                          1,250  Florida Agric & Mechanical
                                           Univ Rev Student Apt Fac
                                           (MBIA Insd)                 6.500     07/01/23    1,254,862                    1,254,862
                       615            615  Florida Hsg Fin Agy
                                           Homeownership Mtg (AMT)     8.595     11/01/18                     621,494       621,494
     1,750           1,000          2,750  Florida Hsg Fin Agy Hsg
                                           Willow Lake Apts Ser
                                           J-1 (AMT) (AMBAC Insd)      5.350     07/01/27    1,790,530      1,023,160     2,813,690
       490             490            980  Florida Hsg Fin Corp
                                           Rev Homeowner Mtg Ser
                                           4 (AMT) (FSA Insd)          6.250     07/01/22      500,231        500,231     1,000,462
                     1,000          1,000  Florida Hsg Fin Corp
                                           Rev Hsg Wentworth II Apts
                                           Ser A (AMT) (AMBAC Insd)    5.375     11/01/29                   1,027,870     1,027,870
     1,800                          1,800  Florida Muni Ln Council
                                           Rev Ser A (MBIA Insd)       5.250     11/01/15    2,015,460                    2,015,460
                       960            960  Florida Muni Ln Council
                                           Rev Ser A (MBIA Insd)       5.250     11/01/17                   1,072,752     1,072,752
                     1,080          1,080  Florida Muni Ln Council
                                           Rev Ser B (MBIA Insd) (a)   5.750     11/01/13                   1,243,750     1,243,750
                       615            615  Florida Muni Ln Council
                                           Rev Ser B (MBIA Insd)       5.750     11/01/15                     706,168       706,168
                     1,500          1,500  Florida Muni Ln Council
                                           Rev Ser B (MBIA Insd)       5.750     11/01/29                   1,676,460     1,676,460
     2,000                          2,000  Florida Ports Fin Comm
                                           Rev St Trans Tr Fd (AMT)
                                           (MBIA Insd)                 5.375     06/01/27    2,054,620                    2,054,620
     3,350           5,125          8,475  Florida Ports Fin Comm
                                           Rev St Trans Tr Fd
                                           Intermodal Pgm (AMT)
                                           (FGIC Insd)                 5.500     10/01/29    3,541,452      5,417,894     8,959,346
     2,000                          2,000  Florida St Brd of Ed Cap
                                           Outlay Pub Ed Ser C
                                           (FGIC Insd)                 5.750     06/01/29    2,240,440                    2,240,440
     1,600                          1,600  Florida St Brd of Ed Cap
                                           Outlay Pub Ed Ser C Rfdg    5.000     06/01/16    1,724,096                    1,724,096
     3,000           9,775         12,775  Florida St Brd of Ed Cap
                                           Outlay Pub Ed Ser D Rfdg    5.750     06/01/22    3,397,230     11,069,308    14,466,538
     2,000           1,500          3,500  Florida St Brd of Ed
                                           Lottery Rev Ser A
                                           (FGIC Insd)                 5.250     07/01/17    2,221,920      1,666,440     3,888,360
     1,500           3,500          5,000  Florida St Brd of Ed
                                           Lottery Rev Ser A
                                           (FGIC Insd)                 5.500     07/01/17    1,680,090      3,920,210     5,600,300
     2,000                          2,000  Florida St Brd of Ed
                                           Pub Ed Ser C Rfdg           5.000     06/01/06    2,096,400                    2,096,400
     1,000                          1,000  Florida St Brd of Ed
                                           Rev FL St Univ Hsg Fac
                                           Ser A (MBIA Insd)           5.000     05/01/29    1,026,100                    1,026,100
                       410            410  Florida St Brd of Regt
                                           Hsg Rev (MBIA Insd)         5.750     07/01/14                     469,655       469,655
     2,000           2,735          4,735  Florida St Brd of Regt
                                           Hsg Rev Univ FL
                                           (FGIC Insd)                 5.500     07/01/28    2,171,960      2,970,155     5,142,115
     1,000                          1,000  Florida St Correctional
                                           Privatization Commn Ctf
                                           Partn (MBIA Insd)           5.375     08/01/14    1,134,000                    1,134,000
                     2,360          2,360  Florida St Correctional
                                           Privatization Commn Ctf
                                           Partn (MBIA Insd) (a)       5.375     08/01/15                   2,642,704     2,642,704
     1,500           1,500          3,000  Florida St Dept of Trans    5.000     07/01/32    1,544,580      1,544,580     3,089,160
     2,500           3,500          6,000  Florida St Dept Trans
                                           Right of Way Ser A          5.250     07/01/21    2,775,075      3,885,105     6,660,180
                     1,500          1,500  Florida St Div Bd Fin
                                           Dept Gen Svc Rev Dept
                                           Envrnmtl Preservtn 2000-A
                                           (AMBAC Insd)                5.000     07/01/11                   1,615,395     1,615,395
                     2,000          2,000  Florida St Div Bd Fin
                                           Dept Gen Svc Rev Dept
                                           Envrnmtl Protn Preservtn
                                           2000-A (FGIC Insd)          5.250     07/01/12                   2,191,480     2,191,480
                       750            750  Florida St Div Bd Fin
                                           Dept Gen Svc Rev Dept
                                           Envrnmtl Protn Preservtn
                                           2000-B (FSA Insd)           5.500     07/01/08                     832,770       832,770
     1,000           1,000          2,000  Florida St Muni Pwr Agy
                                           Rev Stanton Proj Rfdg
                                           (FSA Insd)                  5.500     10/01/14    1,144,370      1,144,370     2,288,740
                     1,475          1,475  Florida St Tpk Auth Tpk
                                           Rev Dept of Trans Ser B     5.000     07/01/30                   1,505,503     1,505,503
                     1,635          1,635  Fort Myers, FL Util Rev
                                           Ser A Rfdg (FGIC Insd)      5.500     10/01/24                   1,809,013     1,809,013
       500                            500  Gainesville, FL Util
                                           Sys Rev (Escrowed to
                                           Maturity)                   8.125     10/01/14      586,985                      586,985
                     1,245          1,245  Gainesville, FL Util
                                           Sys Rev Ser A
                                           (FSA Insd) (a)              5.250     10/01/18                   1,386,469     1,386,469
     1,310                          1,310  Gainesville, FL Util
                                           Sys Rev Ser A
                                           (FSA Insd) (a)              5.250     10/01/19    1,451,100                    1,451,100
     1,150                          1,150  Greater Orlando Aviation
                                           Auth Orlando FL Arpt Fac
                                           Rev Ser C Rfdg
                                           (MBIA Insd)                 5.250     10/01/06    1,219,333                    1,219,333
       500                            500  Gulf Breeze, FL Rev Loc
                                           Govt (FGIC Insd)            5.650     12/01/20      546,260                      546,260
       730                            730  Gulf Breeze, FL Rev Loc
                                           Govt (FGIC Insd)            5.750     12/01/20      793,211                      793,211
                     1,000          1,000  Gulf Breeze, FL Rev Loc
                                           Govt (Variable Rate
                                           Coupon) (FGIC Insd)         5.800     12/01/20                   1,148,630     1,148,630
     1,000           1,000          2,000  Highlands Cnty, FL Hlth
                                           Fac Auth Rev Hosp
                                           Adventist Hlth Sys Ser D    5.375     11/15/35    1,035,450      1,035,450     2,070,900
     1,500           1,500          3,000  Highlands Cnty, FL Hlth
                                           Fac Auth Rev Hosp
                                           Adventist/Sunbelt Ser A     6.000     11/15/31    1,613,025      1,613,025     3,226,050

         VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS (VTF)
                VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST (VFM)
                 PROFORMA PORTFOLIO OF INVESTMENTS (Continued)
                                OCTOBER 31, 2004
                                   (UNAUDITED)

   VTF           VFM      PROFORMA
PAR AMOUNT   PAR AMOUNT  PAR AMOUNT                                                               VTF          VFM        PROFORMA
  (000)         (000)      (000)    DESCRIPTION                              COUPON  MATURITY MARKET VALUE MARKET VALUE MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
    $  750                  $  750  Hillsborough Cnty, FL Assmt
                                    Rev Capacity Assmt Spl (FSA Insd)         5.000%  03/01/15   $813,667                   $813,667
       750                     750  Hillsborough Cnty, FL Assmt Rev
                                    Capacity Assmt Spl (FSA Insd)             5.000   09/01/15    813,668                    813,668
                 $  500        500  Hillsborough Cnty, FL Capacity
                                    Assmt Rev Spl (FSA Insd)                  5.000   03/01/16               $  542,445      542,445
     1,000                   1,000  Hillsborough Cnty, FL Indl Dev Auth
                                    Hosp Rev Tampa Gen Hosp Proj Ser B        5.250   10/01/28  1,006,110                  1,006,110
                  1,000      1,000  Hillsborough Cnty, FL Indl Dev Auth
                                    Hosp Rev Tampa Gen Hosp Proj Ser B        5.250   10/01/34                1,006,680    1,006,680
     1,000                   1,000  Hillsborough Cnty, FL Port Dist Tampa
                                    Port Auth Proj Ser A (AMT) (MBIA Insd)    5.375   06/01/27  1,055,550                  1,055,550
     2,000                   2,000  Hillsborough Cnty, FL Sch Dist (AMBAC
                                    Insd)                                     5.375   10/01/18  2,236,520                  2,236,520
                  2,000      2,000  Hillsborough Cnty, FL Sch Dist (AMBAC
                                    Insd)                                     5.375   10/01/19                2,236,520    2,236,520
       690          690      1,380  Hollywood, FL Cmnty Redev Agy Beach
                                    Cra                                       5.625   03/01/24    731,324       731,324    1,462,648
                  2,000      2,000  Hollywood, FL Wtr & Swr Rev Impt &
                                    Rfdg (FSA Insd                            5.000   10/01/21                2,144,900    2,144,900
     2,230                   2,230  Jacksonville, FL Cap Impt Rev Crossover
                                    Ser B Rfdg (AMBAC Insd)                   5.000   10/01/12  2,500,588                  2,500,588
     2,005                   2,005  Jacksonville, FL Cap Impt Rev Crossover
                                    Ser B Rfdg (AMBAC Insd)                   5.250   10/01/14  2,267,354                  2,267,354
     2,500        1,085      3,585  Jacksonville, FL Excise Tax Rev Ser B
                                    (AMBAC Insd)                              5.375   10/01/20  2,789,550     1,210,665    4,000,215
     2,000                   2,000  Jacksonville, FL Rev Better Jacksonville
                                    (MBIA Insd)                               5.250   10/01/21  2,189,440                  2,189,440
                  1,000      1,000  Jacksonville, FL Sales Tax Rev Better
                                    Jacksonville (MBIA Insd)                  5.250   10/01/19                1,107,710    1,107,710
                  2,000      2,000  Jacksonville, FL Sales Tax Rev Better
                                    Jacksonville (MBIA Insd)                  5.250   10/01/20                2,201,120    2,201,120
                  2,000      2,000  Jea, FL Wtr & Swr Sys Rev Ser A (FGIC
                                    Insd)                                     5.000   10/01/20                2,154,220    2,154,220
     1,000        1,000      2,000  Jea, FL Wtr & Swr Sys Rev Ser A (FGIC
                                    Insd)                                     5.000   10/01/21  1,072,450     1,072,450    2,144,900
                  2,250      2,250  Jea, FL Wtr & Swr Sys Rev Ser A (MBIA
                                    Insd)                                     5.375   10/01/30                2,362,860    2,362,860
     1,060                   1,060  Key West, FL Swr Rev Rfdg (FGIC Insd)     5.250   10/01/17  1,184,115                  1,184,115
     7,000                   7,000  Lakeland, FL Elec & Wtr Rev (Escrowed
                                    to Maturity)                                  *   10/01/13  5,005,210                  5,005,210
     2,230                   2,230  Lakeland, FL Elec & Wtr Rev (Escrowed
                                    to Maturity)                              5.750   10/01/19  2,447,715                  2,447,715
     1,000        1,000      2,000  Lakeland, FL Hosp Sys Rev Lakeland
                                    Regl Hlth Sys                             5.500   11/15/32  1,043,090     1,043,090    2,086,180
     1,000                   1,000  Lee Cnty, FL Arpt Rev Ser A (AMT)
                                    (FSA Insd)                                5.750   10/01/22  1,107,540                  1,107,540
     1,500        1,685      3,185  Lee Cnty, FL Arpt Rev Ser B (FSA Insd)    5.750   10/01/33  1,660,380     1,865,160    3,525,540
                    160        160  Lee Cnty, FL Hsg Fin Auth Single
                                    Family Mtg Rev Multi-Cnty Pgm Ser A
                                    (AMT) (GNMA Collateralized)               7.450   09/01/27                  162,373      162,373
       500          500      1,000  Leesburg, FL Hosp Rev Leesburg Regl
                                    Med Ctr Proj                              5.500   07/01/32    508,400       508,400    1,016,800
     1,600        1,600      3,200  Leesburg, FL Utils Rev (FGIC Insd)        5.000   10/01/34  1,652,400     1,652,400    3,304,800
                  1,190      1,190  Manatee Cnty, FL Pub Util Rev Impt &
                                    Rfdg (MBIA Insd)                          5.125   10/01/19                1,301,265    1,301,265
     1,600                   1,600  Manatee Cnty, FL Pub Util Rev Impt &
                                    Rfdg (MBIA Insd)                          5.125   10/01/21  1,733,280                  1,733,280
       650                     650  Marion Cnty, FL Hosp Dist Rev Hlth Sys
                                    Munroe Reg Impt & Rfdg                    5.500   10/01/29    658,645                    658,645
     2,135                   2,135  Marion Cnty, FL Sch Brd Ctf (FSA Insd)    5.250   06/01/19  2,346,514                  2,346,514
                  1,760      1,760  Miami Beach, FL (MBIA Insd)               5.000   09/01/19                1,912,398    1,912,398
       260        1,200      1,460  Miami Beach, FL Stormwtr Rev (FGIC
                                    Insd)                                     5.750   09/01/14    298,626     1,378,272    1,676,898
     1,045                   1,045  Miami Beach, FL Stormwtr Rev (FGIC
                                    Insd)                                     5.750   09/01/15  1,197,894                  1,197,894
     1,500        1,500      3,000  Miami-Dade Cnty, FL Aviation Rev Miami
                                    Intl Arpt (AMT) (FGIC Insd)               5.375   10/01/32  1,560,030     1,560,030    3,120,060
       870                     870  Miami-Dade Cnty, FL Aviation Rev Miami
                                    Intl Arpt Ser B (FGIC Insd)               5.450   10/01/15    978,968                    978,968
                  1,000      1,000  Miami-Dade Cnty, FL Aviation Rev Miami
                                    Intl Arpt Ser B (FGIC Insd)               5.500   10/01/16                1,127,120    1,127,120
     1,000        2,000      3,000  Miami-Dade Cnty, FL Aviation Rev Miami
                                    Intl Arpt Ser B (FGIC Insd)               5.750   10/01/29  1,105,750     2,211,500    3,317,250
     1,000        1,000      2,000  Miami-Dade Cnty, FL Aviation Ser A
                                    (AMT) (FSA Insd)                          5.000   10/01/33  1,010,710     1,010,710    2,021,420
                  2,000      2,000  Miami-Dade Cnty, FL Ed Fac Auth Rev
                                    Ser A (AMBAC Insd)                        5.750   04/01/29                2,239,520    2,239,520
     1,250        1,250      2,500  Miami-Dade Cnty, FL Sch Brd Ctf Partn
                                    Rfdg (FGIC Insd)                          5.250   10/01/20  1,356,475     1,356,475    2,712,950
                    500        500  Miami-Dade Cnty, FL Sch Brd Ser A
                                    (Prerefunded @ 05/01/11) (MBIA Insd)      5.000   05/01/19                  559,110      559,110
     1,000                   1,000  Miami-Dade Cnty, FL Sch Brd Ser A
                                    (Prerefunded @ 05/01/11) (MBIA Insd)      5.000   05/01/20  1,118,220                  1,118,220
                  2,000      2,000  Miami-Dade Cnty, FL Sch Brd Ser C
                                    (Prerefunded @ 10/01/11) (FSA Insd)       5.500   10/01/15                2,302,980    2,302,980
     2,250        2,000      4,250  North Broward, FL Hosp Dist Rev Impt      6.000   01/15/31  2,376,945     2,112,840    4,489,785
     1,880                   1,880  Northern Palm Beach Cnty Impt Dist FL
                                    Wtr Ctl Unit Dev 9A Impt & Rfdg (MBIA
                                    Insd)(a)                                  5.250   08/01/17  2,080,577                  2,080,577
     1,980                   1,980  Northern Palm Beach Cnty Impt Dist FL
                                    Wtr Ctl Unit Dev 9A Impt & Rfdg (MBIA
                                    Insd) (a)                                 5.250   08/01/18  2,180,396                  2,180,396
     1,000                   1,000  Orange Cnty, FL Cap Rev Impt & Rfdg
                                    (AMBAC Insd)                                  *   10/01/12    745,030                    745,030
     1,000                   1,000  Orange Cnty, FL Cap Rev Impt & Rfdg
                                    (AMBAC Insd)                                  *   10/01/13    708,800                    708,800
                  1,000      1,000  Orange Cnty, FL Hlth Fac Auth Rev
                                    Hosp Regl Hlthcare Sys Ser E              6.000   10/01/26                1,052,650    1,052,650
                  1,000      1,000  Orange Cnty, FL Hsg Fin Auth Multi-Family
                                    Rev Mtg Hands Inc Proj Ser A (Acquired
                                    06/19/95, Cost $1,000,000) (b)            7.000   10/01/25                1,070,650    1,070,650
     1,000                   1,000  Orange Cnty, FL Sales Tax Rev Ser A
                                    Rfdg (FGIC Insd)                          5.125   01/01/20  1,081,690                  1,081,690
     1,500                   1,500  Orlando & Orange Cnty Expwy Auth FL
                                    Expwy Rev Jr Lien (FGIC Insd)             5.000   07/01/28  1,532,565                  1,532,565
     1,500                   1,500  Orlando, FL Util Commn Wtr & Elec Rev
                                    Ser A Rfdg                                5.000   10/01/22  1,591,440                  1,591,440
     1,000                   1,000  Osceola Cnty, FL Sch Brd Ctf Ser A
                                    (AMBAC Insd)                              5.125   06/01/22  1,072,420                  1,072,420

         VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS (VTF)
                VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST (VFM)
                 PROFORMA PORTFOLIO OF INVESTMENTS (Continued)
                                OCTOBER 31, 2004
                                   (UNAUDITED)

   VTF              VFM       PROFORMA
PAR AMOUNT      PAR AMOUNT   PAR AMOUNT                                                            VTF          VFM       PROFORMA
  (000)            (000)       (000)     DESCRIPTION                         COUPON  MATURITY MARKET VALUE MARKET VALUE MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
   $ 2,000                      $ 2,000  Osceola Cnty, FL Sch Brd Ctf
                                         Ser A (AMBAC Insd)                  5.250%  06/01/27  $ 2,129,840               $ 2,129,840
     1,000         $ 3,000        4,000  Osceola Cnty, FL Trans Rev
                                         Osceola Pkwy Proj Impt & Rfdg
                                         (MBIA Insd)                         5.000   04/01/21    1,075,800 $ 3,227,400     4,303,200
     1,000           1,000        2,000  Osceola Cnty, FL Trans Rev
                                         Osceola Pkwy Proj Impt & Rfdg
                                         (MBIA Insd)                         5.000   04/01/22    1,068,510   1,068,510     2,137,020
     1,000                        1,000  Palm Beach Cnty, FL Criminal
                                         Justice Fac Rev Rfdg                5.000   06/01/13    1,121,610                 1,121,610
     1,000           1,000        2,000  Palm Beach Cnty, FL Pub Impt
                                         Rev Convention Ctr Proj
                                         (Prerefunded @ 11/01/11) (FGIC
                                         Insd)                               5.125   11/01/30    1,128,720   1,128,720     2,257,440
     1,000                        1,000  Palm Beach Cnty, FL Sch Brd Ctf
                                         Ser A (AMBAC Insd)                  5.500   08/01/16    1,125,320                 1,125,320
                     1,000        1,000  Palm Beach Cnty, FL Sch Brd Ctf
                                         Ser A (Prerefunded @ 08/01/10)
                                         (FGIC Insd)                         5.875   08/01/21                1,166,930     1,166,930
     1,500                        1,500  Palm Beach Cnty, FL Sch Brd
                                         Ctf Ser D (FSA Insd)                5.250   08/01/20    1,638,615                 1,638,615
                     1,000        1,000  Palm Beach Cnty, FL Sch Brd
                                         Ctf Ser E Rfdg (AMBAC Insd)         5.250   08/01/11                1,129,890     1,129,890
                     1,500        1,500  Palm Beach Cnty, FL Sch Brd
                                         Ser D (FSA Insd)                    5.250   08/01/18                1,658,730     1,658,730
                     1,000        1,000  Palm Coast, FL Util Sys Rev
                                         (MBIA Insd)                         5.250   10/01/20                1,100,560     1,100,560
     1,000                        1,000  Palm Coast, FL Util Sys Rev
                                         (MBIA Insd)                         5.250   10/01/21    1,094,720                 1,094,720
     1,705                        1,705  Pembroke Pines, FL Charter
                                         Sch Ser A (MBIA Insd) (a)           5.375   07/01/14    1,938,278                 1,938,278
                     1,890        1,890  Pembroke Pines, FL Charter
                                         Sch Ser A (MBIA Insd) (a)           5.375   07/01/16                2,121,336     2,121,336
     1,000                        1,000  Pembroke Pines, FL Cons Util
                                         Sys Rev (Escrowed to Maturity)
                                         (FGIC Insd)                         6.250   09/01/11    1,153,750                 1,153,750
                     1,500        1,500  Pensacola, FL Arpt Rev Ser A
                                         Rfdg (AMT) (MBIA Insd)              6.000   10/01/12                1,687,530     1,687,530
                     1,565        1,565  Pensacola, FL Arpt Rev Ser A
                                         Rfdg (AMT) (MBIA Insd)              6.125   10/01/18                1,755,116     1,755,116
       500                          500  Polk Cnty, FL Sch Brd Ctf Partn
                                         Master Lease Ser A (FSA Insd)       5.500   01/01/25      548,860                   548,860
     1,750                        1,750  Polk Cnty, FL Util Sys Rev
                                         (FGIC Insd)                         5.250   10/01/20    1,925,980                 1,925,980
     1,000             500        1,500  Port Saint Lucie, FL Loc Opt
                                         Gas Tax Rev Impt (Prerefunded
                                         @ 09/01/06) (FGIC Insd)             5.500   03/01/15    1,075,050     537,525     1,612,575
                     1,450        1,450  Port Saint Lucie, FL Util Rev
                                         (MBIA Insd)                         5.000   09/01/22                1,544,207     1,544,207
     1,000                        1,000  Port Saint Lucie, FL Util Rev
                                         (MBIA Insd)                         5.000   09/01/23    1,058,130                 1,058,130
                     1,000        1,000  Port Saint Lucie, FL Util Rev Ser
                                         A Impt & Rfdg (MBIA Insd)           5.125   09/01/27                1,026,900     1,026,900
                     2,265        2,265  Reedy Creek Impt Dist FL Ser A
                                         (MBIA Insd)                         5.000   06/01/23                2,403,822     2,403,822
     1,835                        1,835  Saint Lucie Cnty, FL Sales Tax Rev
                                         Impt & Rfdg (MBIA Insd) (a)         5.250   10/01/19    2,032,648                 2,032,648
     1,000           1,000        2,000  Saint Lucie Cnty, FL Sch Brd Ctf
                                         Ser A (FSA Insd)                    5.000   07/01/21    1,060,370   1,060,370     2,120,740
                     1,000        1,000  Saint Lucie Cnty, FL Sch Brd Ctf
                                         Ser A (FSA Insd)                    5.000   07/01/23                1,048,270     1,048,270
     1,195                        1,195  Sarasota, FL Wtr & Swr Sys Rev
                                         Rfdg (MBIA Insd)                    5.500   10/01/09    1,350,290                 1,350,290
     1,420                        1,420  Sebring, FL Wtr & Wastewtr Rev
                                         Rfdg (FGIC Insd)                    5.250   01/01/19    1,567,297                 1,567,297
                     1,000        1,000  Seminole Cnty, FL Sales Tax
                                         Rev (FGIC Insd)                     5.000   10/01/31                1,024,600     1,024,600
     1,000                        1,000  Seminole Cnty, FL Sales Tax
                                         Rev (FGIC Insd)                     5.375   10/01/18    1,126,160                 1,126,160
       500             500        1,000  South Lake Cnty Hosp Dist FL
                                         South Lake Hosp Inc                 6.375   10/01/28      514,415     514,415     1,028,830
                     1,500        1,500  South Miami, FL Hlth Fac Auth
                                         Hosp Rev Baptist Hlth (AMBAC Insd)  5.250   11/15/33                1,569,900     1,569,900
       500             500        1,000  Tallahassee, FL Hlth Fac Rev
                                         Tallahassee Mem Hlthcare Proj       6.375   12/01/30      509,030     509,030     1,018,060
     1,750                        1,750  Tampa, FL Hosp Rev Cap Impt H
                                         Lee Moffitt Ser A                   5.750   07/01/19    1,847,388                 1,847,388
                     1,800        1,800  Tampa, FL Hosp Rev Cap Impt H
                                         Lee Moffitt Ser A                   5.750   07/01/29                1,859,526     1,859,526
     1,000                        1,000  Tampa, FL Occupational License Ser
                                         A Rfdg (FGIC Insd)                  5.375   10/01/15    1,130,940                 1,130,940
                     2,190        2,190  Tampa, FL Sales Tax Rev Ser A
                                         (AMBAC Insd)                        5.375   10/01/16                2,466,290     2,466,290
     1,000                        1,000  Tampa, FL Util Tax & Spl Rev Ser
                                         A Rfdg (AMBAC Insd)                 5.250   10/01/20    1,100,380                 1,100,380
                     2,390        2,390  UCF Assn Inc FL Ctf Partn Ser A
                                         (FGIC Insd) (a)                     5.125   10/01/22                2,588,991     2,588,991
     1,000           1,500        2,500  Village Ctr Cmnty Dev Dist FL
                                         Recreational Rev Ser A (MBIA Insd)  5.125   11/01/36    1,042,130   1,563,195     2,605,325
                     1,000        1,000  Village Ctr Cmnty Dev Dist FL Ser
                                         A (MBIA Insd)                       5.200   11/01/25                1,061,660     1,061,660
     1,000                        1,000  Village Ctr Cmnty Dev Dist FL Util
                                         Rev (Escrowed to Maturity) (FGIC
                                         Insd)                               6.000   11/01/18    1,216,120                 1,216,120
     1,000           1,000        2,000  Village Ctr Cmnty Dev Dist FL Util
                                         Rev (MBIA Insd)                     5.250   10/01/23    1,083,160   1,083,160     2,166,320
                     1,000        1,000  Volusia Cnty, FL Ed Fac Auth Rev
                                         Ed Fac Embry Riddle Aero Ser A      5.750   10/15/29                1,006,230     1,006,230
                     1,500        1,500  Volusia Cnty, FL Gas Tax Rev
                                         (FSA Insd) (c)                      5.000   10/01/22                1,607,205     1,607,205
     1,500           1,500        3,000  West Orange Hlthcare Dist FL Ser A  5.800   02/01/31    1,560,015   1,560,015     3,120,030
     1,090                        1,090  West Palm Beach, FL (a)             5.000   03/01/13    1,182,487                 1,182,487
                     1,270        1,270  West Palm Beach, FL (a)             5.250   03/01/16                1,379,830     1,379,830
                                                                                              --------------------------------------
PUERTO RICO  3.6%                                                                              141,691,277 154,902,693   296,593,970
                                                                                              --------------------------------------

                     2,000        2,000  Puerto Rico Comwlth Hwy & Tran Auth
                                         Hwy Rev Ser W Rfdg                  5.500   07/01/15                2,296,840     2,296,840
     4,000                        4,000  Puerto Rico Comwlth Hwy & Tran
                                         Auth Hwy Rev Ser Y Rfdg (FSA Insd)  6.250   07/01/21    5,073,040                 5,073,040
                                                                                              --------------------------------------
U. S. VIRGIN ISLANDS  1.9%                                                                       5,073,040   2,296,840     7,369,880
                                                                                              --------------------------------------


                     1,500        1,500  Virgin Islands Pub Fin Auth Rev
                                         Gross Rcpt Taxes Ln Nt Ser A        6.375   10/01/19                1,737,270     1,737,270

         VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS (VTF)
                VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST (VFM)
                 PROFORMA PORTFOLIO OF INVESTMENTS (Continued)
                                OCTOBER 31, 2004
                                   (UNAUDITED)

   VTF           VFM      PROFORMA
PAR AMOUNT   PAR AMOUNT  PAR AMOUNT                                                           VTF           VFM         PROFORMA
  (000)         (000)      (000)     DESCRIPTION                      COUPON   MATURITY  MARKET VALUE  MARKET VALUE  MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
   $ 1,000                $ 1,000    Virgin Islands Pub Fin Auth Rev
                                     Gross Rcpt Taxes Ln Nt Ser A      6.500   10/01/24  $  1,161,490               $   1,161,490
     1,000                  1,000    Virgin Islands Pub Fin Auth Rev
                                     Gross Rcpt Taxes Ln Nt Ser A
                                     (ACA Insd)                        6.125   10/01/29     1,120,460                   1,120,460
                                                                                         ----------------------------------------
                                                                                            2,281,950     1,737,270     4,019,220
                                                                                         ----------------------------------------

TOTAL LONG-TERM INVESTMENTS  149.0%
      (Cost $284,015,196)                                                                 149,046,267   158,936,803   307,983,070

TOTAL SHORT-TERM INVESTMENTS  0.7%
      (Cost $1,500,000)                                                                     1,300,000       200,000     1,500,000
                                                                                         ----------------------------------------

TOTAL INVESTMENTS  149.7%
      (Cost $285,515,196)                                                                 150,346,267   159,136,803   309,483,070

OTHER ASSETS IN EXCESS OF LIABILITIES  1.6%                                                 2,353,329       973,358     3,326,687

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS) (51.3%)                                (56,042,799)  (50,049,661) (106,092,460)
                                                                                         ----------------------------------------
NET ASSETS APPLICABLE TO COMMON SHARES   100.0%                                          $ 96,656,797  $110,060,500  $206,717,297(d)
                                                                                         ========================================


Percentages are calculated as a percentage of net assets applicable to common shares.

 *      Zero coupon bond

(a) The Trust owns 100% of the bond issuance.

(b) This security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. This restricted security comprises 0.5% of net assets applicable to common shares.

(c) Security purchased on a when-issued or delayed delivery basis.

(d) Does not reflect a non-recurring cost associated with this transaction of approximately $291,000. The approximate cost and per share cost that will be borne by the Common Shareholders are as follows:


                                                                 APPROXIMATE COST    COST PER SHARE
                                                                 ----------------    ---------------
Van Kampen Trust for Investment Grade Florida Municipals         $        226,980    $          .041
Van Kampen Florida Quality Municipal Trust                                 64,020               .010
                                                                 ----------------
                                                                 $        291,000
                                                                 ================


ACA -- American Capital Access
AMBAC -- AMBAC Indemnity Corp.
AMT -- Alternative Minimum Tax
FGIC -- Financial Guaranty Insurance Co.
FSA -- Financial Security Assurance Inc.
GNMA -- Government National Mortgage Association
MBIA -- Municipal Bond Investors Assurance Corp.

            VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS
                   VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2004
                                   (UNAUDITED)
                              AMOUNTS IN THOUSANDS



                                                                                                                      VAN KAMPEN
                                                                                                                       TRUST FOR
                                                 VAN KAMPEN                                                           INVESTMENT
                                                  TRUST FOR               VAN KAMPEN                                 GRADE FLORIDA
                                              INVESTMENT GRADE          FLORIDA QUALITY                                MUNICIPALS
                                             FLORIDA MUNICIPALS         MUNICIPAL TRUST            ADJUSTMENTS          PROFORMA
                                             ------------------         ---------------            -----------         ---------
ASSETS:
Total Investments (Cost of $138,582,
      $146,933 and $285,515, respectively)       $ 150,346                 $ 159,137                                   $ 309,483
Cash                                                    10                        37                                          47
Receivables:
    Interest                                         1,752                     1,844                                       3,596
    Investments Sold                                 1,091                     1,095                                       2,186
 Other                                                   3                         3                                           6
                                                 ---------                 ---------                                   ---------
        Total Assets                               153,202                   162,116                                     315,318
                                                 ---------                 ---------                                   ---------
LIABILITIES:
Payables:
    Investments Purchased                                -                     1,596                                       1,596
    Investment Advisory Fee                             77                        81                                         158
    Income Distributions-Common Shares                  10                        22                                          32
    Other Affiliates                                     8                         8                                          16
Trustee's Deferred Compensation and
      Retirement Plans                                 327                       220                                         547
Accrued Expenses                                        80                        79                                         159
Merger Cost                                              -                         -                $     291   (2)          291
                                                 ---------                 ---------                ---------          ---------
        Total Liabilities                              502                     2,006                      291              2,799
Preferred Shares (Including
     accrued distributions)                         56,043                    50,050                                     106,093
                                                 ---------                 ---------                ---------          ---------
NET ASSETS APPLICABLE TO COMMON SHARES           $  96,657                 $ 110,060                $    (291)         $ 206,426
                                                 =========                 =========                =========          =========

Net Assets Applicable to Common Shares           $  96,657                 $ 110,060                $    (291)  (2)    $ 206,426
Common Shares Outstanding                            5,563                     6,519                     (170)  (1)       11,912
                                                 ---------                 ---------                                   ---------
Net Asset Value Per Common Share                 $   17.37                 $   16.88                                   $   17.33
                                                 =========                 =========                                   =========

NET ASSETS CONSIST OF:
Common Shares ($.01 par value)                   $      56                 $      65                $      (2)  (1)    $     119
Paid in Surplus                                     85,514                    96,541                     (289) (1)(2)    181,766
Net Unrealized Appreciation                         11,764                    12,204                                      23,968
Accumulated Undistributed Net Investment Income        256                       647                                         903
Accumulated Net Realized Gain (Loss)                  (933)                      603                                        (330)
                                                 ---------                 ---------                ---------          ---------
NET ASSETS APPLICABLE TO COMMON SHARES           $  96,657                 $ 110,060                $    (291)         $ 206,426
                                                 =========                 =========                =========          =========

PREFERRED SHARES                                 $  56,000                 $  50,000                                   $ 106,000
                                                 =========                 =========                =========          =========
NET ASSETS INCLUDING PREFERRED SHARES            $ 152,657                 $ 160,060                $    (291)         $ 312,426
                                                 =========                 =========                =========          =========


(1) The proforma statements presume the issuance by the Van Kampen Trust for Investment Grade Florida Municipals of approximately 6,348,179 common shares in exchange for the assets and liabilities of the Van Kampen Florida Quality Municipal Trust.

(2) A non-recurring cost associated with this transaction of approximately $291,000 will be incurred. The approximate cost and per share cost that will be borne by the common shareholders are as follows:

                                                               Approximate Cost      Cost Per Share
                                                               ----------------      --------------
Van Kampen Trust for Investment Grade Florida Municipals         $    244,440         $      0.04
Van Kampen Florida Quality Municipal Trust                             46,560                0.01
                                                                 ------------
                                                                 $    291,000
                                                                 ============

            VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS
                   VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED OCTOBER 31, 2004
                                   (UNAUDITED)
                              AMOUNTS IN THOUSANDS




                                                                                                                      VAN KAMPEN
                                                                                                                       TRUST FOR
                                                         VAN KAMPEN                                                   INVESTMENT
                                                    TRUST FOR INVESTMENT     VAN KAMPEN                              GRADE FLORIDA
                                                       GRADE FLORIDA       FLORIDA QUALITY                             MUNICIPALS
                                                         MUNICIPALS        MUNICIPAL TRUST      ADJUSTMENTS             PROFORMA
                                                    --------------------   ---------------      -----------            ---------

INVESTMENT INCOME:
Interest                                                 $   7,212           $   7,795                               $  15,007
                                                         ---------           ---------                               ---------

EXPENSES:
Investment Advisory Fee                                        905                 950                                   1,855
Preferred Share Maintenance                                    155                 138           $     (15)(1)             278
Trustee's Fees and Related Expenses                             85                  66                (101)(2)              50
Administration Fee                                              44                  46                                      90
Legal                                                           24                  26                 (19)(1)              31
Custody                                                          9                  10                  (2)(1)              17
Other                                                          142                 146                 (97)(1)             191
                                                         ---------           ---------           ---------           ---------
      Total Expenses                                         1,364               1,382                (234)              2,512
                                                         ---------           ---------           ---------           ---------

NET INVESTMENT INCOME                                    $   5,848           $   6,413           $     234           $  12,495
                                                         =========           =========           =========           =========



REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain                                        $     341           $     596                               $     937
                                                         ---------           ---------                               ---------
Unrealized Appreciation/Depreciation:
      Beginning of the Period                                8,914               9,850                                  18,764
      End of the Period                                     11,764              12,204                                  23,968
                                                         ---------           ---------                               ---------

Net Unrealized Appreciation During the Period                2,850               2,354                               $   5,204
                                                         ---------           ---------                               ---------

NET REALIZED AND UNREALIZED GAIN                         $   3,191           $   2,950                               $   6,141
                                                         ---------           ---------                               ---------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS                  $    (669)          $    (604)                              $  (1,273)
                                                         =========           =========           =========           =========

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON
          SHARES FROM OPERATIONS                         $   8,370           $   8,759           $     234           $  17,363
                                                         =========           =========           =========           =========



(1) Reflects the reduction in certain operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.


(2) Reflects the exclusion of unrealized net appreciation related to the trustees deferred compensation plan and the elimination of certain duplicate expenses.

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS-
VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS
OCTOBER 31, 2004 (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES
The Acquiring Trust, Van Kampen Trust for Investment Grade Florida Municipals (the "Acquiring Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Acquiring Trust's investment objective is to seek to provide common shareholders with a high level of current income exempt from federal income taxes, consistent with preservation of capital. The Acquiring Trust also seeks to offer its shareholders the opportunity to own securities exempt from Florida intangible personal property taxes. The Acquiring Trust will invest substantially all of its total assets in a portfolio consisting of Florida municipal obligations rated investment grade at the time of investment. The Acquiring Trust commenced investment operations on March 27, 1992.

        The following is a summary of significant accounting policies consistently followed by the Acquiring Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Acquiring Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Acquiring Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Acquiring Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

E. DISTRIBUTION OF INCOME AND GAINS The Acquiring Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

                           PART C: OTHER INFORMATION

ITEM 15. INDEMNIFICATION

         Section 5.3 of the Registrant's Declaration of Trust, a copy of which is filed as an exhibit hereto, provides for indemnification, as set forth below:

         Section 5.3 Mandatory Indemnification.

         (a) Subject to the exceptions and limitations contained in paragraph
(b) below:

              (i) every person who is or has been a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

              (ii) the words, "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Trustee or officer:

              (i) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

              (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

              (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph
                     (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct:

                     (A) by vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                     (B)   by written opinion of independent legal counsel.


                     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a Person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators, and assigns of such Person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.



                     (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section
                           5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 5.3, provided that either:


                           (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

                           (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

         As used in this Section 5.3, a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

ITEM 16. EXHIBITS


         (1)   (a)   Declaration of Trust of the Registrant+++

               (b) Amendment to Declaration of Trust of Registrant dated December 28, 1995+++

               (c) Amendments to Declaration of Trust of Registrant dated August 6, 1998, July 11, 2003 and June 15, 2004+



               (d) Form of Certificate of Vote Establishing Preferred Shares and amendments thereto (included as Appendix B to the Statement of Additional Information contained in this Registration Statement)+



         (2)   (a)   Bylaws of the Registrant+++
               (b)   Amendment to Bylaws of the Registrant+


         (3)         Not applicable

         (4) Form of Agreement and Plan of Reorganization between the Registrant and the Target Fund (included as Appendix A to the Statement of Additional Information contained in this Registration Statement)+


         (5)   (a)   Specimen share certificate for common shares of the
                     Registrant+++
               (b)   Specimen share certificate for preferred shares of the
                     Registrant+++
         (6)   (a)   Investment Advisory Agreement+++

               (b)   Amendment to Investment Advisory Agreement+


         (7)         Not Applicable


         (8)   (a)   Form of Amended and Restated Deferred Compensation
                     Plan+

               (b)   Form of Retirement Plan for each Closed-End Fund+

         (9)   (a)   Custodian Contract+++

               (b)   Amendment to Custodian Contract+


         (10)        Not Applicable


         (11)        Opinion of Skadden, Arps, Slate, Meagher & Flom LLP+

         (12)        Tax opinion of Skadden, Arps, Slate, Meagher & Flom LLP++++

         (13)  (a)   Transfer Agency and Service Agreement+

               (b)   Auction Agency Agreement+++

               (c)   Form of Broker-Dealer Agreement+

               (d)   (i)   Letter of Representations+
                     (ii)  Form of Letter of Representations+

               (e)   Fund Accounting Agreement and amendment+

               (f)   Amended and Restated Legal Services Agreement+

         (14) Consent of Independent Registered Public Accounting Firm for the Registrant and for the Target Fund+


         (15)        Not Applicable


         (16)        Power of Attorney++

         (17)  (a)   Code of Ethics of the Investment Adviser+

               (b)   Code of Ethics of the Funds+

         (99)  (a)   Form of proxy card for the Target Fund+

               (b)   Form of proxy card for the Acquiring Fund+

       +    Filed herewith.
       ++   Incorporated by reference to Registrant's Registration Statement on
            Form N-14 as filed via EDGAR on May 11, 2005
       +++  Incorporated by reference to Registrant's Registration Statement on
            Form N-14 (File Nos. 333-55382 and 811-06538), as filed via EDGAR on
            February 9, 2001.
       ++++ To be filed by post-effective amendment





ITEM 17. UNDERTAKINGS

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) The undersigned Registrant agrees that, if the Reorganization discussed in the registration statement closes, it shall file by post-effective amendment either a copy of the Internal Revenue Service private letter ruling applied for or an opinion supporting the tax matters discussed in the registration statement.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of New York, and the State of New York, on June 29, 2005.


                                        VAN KAMPEN TRUST FOR INVESTMENT
                                        GRADE FLORIDA MUNICIPALS

                                        By:   /s/ Lou Anne McInnis
                                              ----------------------------------
                                               Lou Anne McInnis
                                               Assistant Secretary


         Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


               SIGNATURES               TITLE
               ----------               -----

PRINCIPAL EXECUTIVE OFFICER:

/s/ Ronald E. Robison*                  Executive Vice President
--------------------------------------
Ronald E. Robison

PRINCIPAL FINANCIAL OFFICER:

/s/ James W. Garrett*                   Chief Financial Officer and Treasurer
---------------------------------------
James W. Garrett

TRUSTEES:

/s/ David C. Arch*                      Trustee
---------------------------------------
David C. Arch

/s/ Jerry D. Choate*                    Trustee
---------------------------------------
Jerry D. Choate

/s/ Rod Dammeyer*                       Trustee
---------------------------------------
Rod Dammeyer

/s/ Linda Hutton Heagy*                 Trustee
---------------------------------------
Linda Hutton Heagy

/s/ R. Craig Kennedy*                   Trustee
---------------------------------------
R. Craig Kennedy

/s/ Howard J Kerr*                      Trustee
---------------------------------------
Howard J Kerr

/s/ Michell M. Merin*                   Trustee
---------------------------------------
Michell M. Merin

/s/ Jack E. Nelson*                     Trustee
---------------------------------------
Jack E. Nelson

/s/ Richard F. Powers, III*             Trustee
---------------------------------------
Richard F. Powers, III

/s/ Hugo F. Sonnenschein*               Trustee
---------------------------------------
Hugo F. Sonnenschein

/s/ Wayne W. Whalen*                     Trustee
---------------------------------------
Wayne W. Whalen

/s/ Suzanne H. Woolsey*                  Trustee
---------------------------------------
Suzanne H. Woolsey


------------------
* Signed by Lou Anne McInnis pursuant to a power of attorney previously filed.


         /s/ Lou Anne McInnis                       June 29, 2005
         ----------------------------------------
         Lou Anne McInnis
         Attorney-in-Fact

                                  EXHIBIT INDEX




1.  (c)     Amendments to Declaration of Trust of Registrant dated August 6,
            1998, July 11, 2003 and June 15, 2004

2.  (b)     Amendment to Bylaws of the Registrant

6.  (b)     Amendment to Investment Advisory Agreement

8.  (a)     Form of Amended and Restated Deferred Compensation Plan

    (b)     Form of Retirement Plan for Each Closed-End Fund

9.  (b)     Amendment to Custodian Contract

11.         Opinion and consent of Skadden, Arps, Slate, Meagher & Flom LLP

13. (a)     Transfer Agency and Service Agreement

    (c)     Form of Broker-Dealer Agreement

    (d)(i)  Letter of Representations

       (ii) Form of Letter of Representations

    (e)     Fund Accounting Agreement and amendment thereto

    (f)     Amended and Restated Legal Services Agreement

14. Consent of independent registered public accounting firm for the Registrant and for the Target Fund

17. (a)     Code of Ethics of the Investment Adviser

    (b)     Code of Ethics of the Funds

99. (a)     Form of Proxy card for the Target Fund

    (b)     Form of Proxy card for the Acquiring Fund